                                                                  [LOGO] PIONEER
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                               PIONEER
                               VARIABLE
                               CONTRACTS
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PIONEER VARIABLE CONTRACTS TRUST -- CLASS I SHARES

PIONEER EMERGING MARKETS VCT PORTFOLIO
PIONEER GLOBAL FINANCIALS VCT PORTFOLIO
PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO
PIONEER GLOBAL TELECOMS VCT PORTFOLIO
PIONEER EUROPE VCT PORTFOLIO
PIONEER INTERNATIONAL VALUE VCT PORTFOLIO
PIONEER SCIENCE & Technology VCT Portfolio
PIONEER SMALL CAP VALUE VCT PORTFOLIO                            ANNUAL REPORT
PIONEER SMALL COMPANY VCT PORTFOLIO
PIONEER MID CAP VALUE VCT PORTFOLIO                           DECEMBER 31, 2001
PIONEER GROWTH SHARES VCT PORTFOLIO
PIONEER REAL ESTATE GROWTH VCT PORTFOLIO
PIONEER FUND VCT PORTFOLIO
PIONEER EQUITY INCOME VCT PORTFOLIO
PIONEER BALANCED VCT PORTFOLIO
PIONEER HIGH YIELD VCT PORTFOLIO
PIONEER STRATEGIC INCOME VCT PORTFOLIO
PIONEER SWISS FRANC BOND VCT PORTFOLIO
PIONEER AMERICA INCOME VCT PORTFOLIO
PIONEER MONEY MARKET VCT PORTFOLIO

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE OF CONTENTS

Letter from the President                                                      1
Pioneer Emerging Markets VCT Portfolio
  Portfolio and Performance Update                                             2
  Portfolio Management Discussion                                              3
Pioneer Global Financials VCT Portfolio
  Portfolio and Performance Update                                             4
  Portfolio Management Discussion                                              5
Pioneer Global Health Care VCT Portfolio
  Portfolio and Performance Update                                             6
  Portfolio Management Discussion                                              7
Pioneer Global Telecoms VCT Portfolio
  Portfolio and Performance Update                                             8
  Portfolio Management Discussion                                              9
Pioneer Europe VCT Portfolio
  Portfolio and Performance Update                                            10
  Portfolio Management Discussion                                             11
Pioneer International Value VCT Portfolio
  Portfolio and Performance Update                                            12
  Portfolio Management Discussion                                             13
Pioneer Science & Technology VCT Portfolio
  Portfolio and Performance Update                                            14
  Portfolio Management Discussion                                             15
Pioneer Small Cap Value VCT Portfolio
  Portfolio and Performance Update                                            16
  Portfolio Management Discussion                                             17
Pioneer Small Company VCT Portfolio
  Portfolio and Performance Update                                            18
  Portfolio Management Discussion                                             19
Pioneer Mid Cap Value VCT Portfolio
  Portfolio and Performance Update                                            20
  Portfolio Management Discussion                                             21
Pioneer Growth Shares VCT Portfolio
  Portfolio and Performance Update                                            22
  Portfolio Management Discussion                                             23
Pioneer Real Estate Growth VCT Portfolio
  Portfolio and Performance Update                                            24
  Portfolio Management Discussion                                             25
Pioneer Fund VCT Portfolio
  Portfolio and Performance Update                                            26
  Portfolio Management Discussion                                             27
Pioneer Equity Income VCT Portfolio
  Portfolio and Performance Update                                            28
  Portfolio Management Discussion                                             29
Pioneer Balanced VCT Portfolio
  Portfolio and Performance Update                                            30
  Portfolio Management Discussion                                             31
Pioneer High Yield VCT Portfolio
  Portfolio and Performance Update                                            32
  Portfolio Management Discussion                                             33
Pioneer Strategic Income VCT Portfolio
  Portfolio and Performance Update                                            34
  Portfolio Management Discussion                                             35
Pioneer Swiss Franc Bond VCT Portfolio
  Portfolio and Performance Update                                            36
  Portfolio Management Discussion                                             37
Pioneer America Income VCT Portfolio
  Portfolio and Performance Update                                            38
  Portfolio Management Discussion                                             39
Pioneer Money Market VCT Portfolio
  Portfolio and Performance Update                                            40
Schedules of Investments
  Pioneer Emerging Markets VCT Portfolio                                      41
  Pioneer Global Financials VCT Portfolio                                     45
  Pioneer Global Health Care VCT Portfolio                                    46
  Pioneer Global Telecoms VCT Portfolio                                       47
  Pioneer Europe VCT Portfolio                                                48
  Pioneer International Value VCT Portfolio                                   50
  Pioneer Science &Technology VCT Portfolio                                   53
  Pioneer Small Cap Value VCT Portfolio                                       54
  Pioneer Small Company VCT Portfolio                                         57
  Pioneer Mid Cap Value VCT Portfolio                                         60
  Pioneer Growth Shares VCT Portfolio                                         63
  Pioneer Real Estate Growth VCT Portfolio                                    65
  Pioneer Fund VCT Portfolio                                                  66
  Pioneer Equity Income VCT Portfolio                                         70
  Pioneer Balanced VCT Portfolio                                              73
  Pioneer High Yield VCT Portfolio                                            82
  Pioneer Strategic Income VCT Portfolio                                      86
  Pioneer Swiss Franc Bond VCT Portfolio                                      92
  Pioneer America Income VCT Portfolio                                        94
  Pioneer Money Market VCT Portfolio                                          95
Financial Statements                                                         108
Notes to Financial Statements                                                145
Report of Independent Public Accountants

LETTER FROM THE PRESIDENT 12/31/01

DEAR SHAREOWNERS,

I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. I welcome this opportunity to offer a few thoughts as we move into what we all hope will be a more upbeat year for our nation.

Americans have always been a resilient people, as evidenced by the tremendous surge of national unity that followed the terrorist attacks. That same resilient spirit can be seen in the historic capacity of our securities markets to regain their footing after disruptive events, a pattern that was repeated over the last months of 2001. At year-end, the markets seemed to be forecasting an end to the current recession, based on the belief that the combination of low interest rates and last year's tax relief measures can have a sizeable, positive impact on the economy.

As part of the tax relief package, expanded contribution limits are now in effect for most retirement savings programs. For example, starting with the 2002 tax year, you can contribute up to $3,000 to an IRA, a big boost over the longstanding $2,000 limit. There are also broader contribution opportunities for participants in other retirement plans, including 401(k)s and 403(b)s. In addition, those age 50 and older may be able to make additional, "catch-up" contributions. With April 15 approaching, the time is ripe to fund last year's IRA, if you haven't yet done so. Your financial professional can help you decide which type of IRA -- Roth or traditional -- and which Pioneer VCT Portfolio might best suit your retirement needs.

Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history -- state-of-the-art tools that we use daily to manage investments with your goals in mind.

For the latest information about Pioneer, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

Respectfully,


/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

                                   [SIDENOTE]

PIONEER'S NEW PRESIDENT

DANIEL T. GERACI RECENTLY JOINED PIONEER AS PRESIDENT OF PIONEER INVESTMENT MANAGEMENT, INC., THE ARM OF PIONEER RESPONSIBLE FOR MANAGING OUR MUTUAL FUND PORTFOLIOS AND U.S. BUSINESS INTERESTS.

EARLIER, MR. GERACI SERVED AS A SENIOR EXECUTIVE AT FIDELITY INVESTMENTS AND AT MIDLAND WALWYN CAPITAL OF TORONTO (NOW MERRILL LYNCH CANADA). HE BEGAN HIS CAREER WITH E.F. HUTTON AND COMPANY.

"SERVING SHAREOWNERS' INTERESTS HAS ALWAYS BEEN PIONEER'S CORE VALUE," MR. GERACI SAID. "TODAY, WE ARE REDOUBLING OUR EFFORTS TO EARN OUR CUSTOMERS' CONTINUED CONFIDENCE AS WE PASS THROUGH THESE CHALLENGING TIMES."

PIONEER EMERGING MARKETS VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

Internationla Common Stocks                                                  65%
International Preferred Stocks                                                1%
U.S. Preferred Stocks                                                         1%
U.S. Common Stocks                                                            4%
Depository Receipts for International Stocks                                 29%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Other                                                                         7%
Indonesia                                                                     2%
People's Republic of China                                                    2%
Israel                                                                        2%
Poland                                                                        2%
Turkey                                                                        2%
Singapore                                                                     3%
Chile                                                                         3%
Thailand                                                                      3%
Russia                                                                        4%
Malaysia                                                                      5%
Mexico                                                                        5%
Brazil                                                                        7%
South Africa                                                                  8%
Hong Kong                                                                     9%
India                                                                        10%
Taiwan                                                                       13%
South Korea                                                                  13%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Anglogold Ltd.                                                          2.41%
2. Korea Electric Power Corp.                                              2.23
3. Grupo Medelo SA de CV                                                   2.11
4. SK Telecom Co., Ltd.                                                    1.70
5. Telefonos de Mexico SA                                                  1.66

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                     12/31/01        12/31/00
Net Asset Value per Share                             $11.23          $12.10

DISTRIBUTIONS PER SHARE             INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)               DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                    $    --        $     --        $     --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER EMERGING MARKETS VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                         PIONEER EMERGING              MSCI EMERGING
                      MARKETS VCT PORTFOLIO*        MARKETS FREE INDEX
10/31/1998                    $10,000                     $10,000
12/31/1998                    $10,490                     $10,675
                              $10,990                     $12,003
                              $14,120                     $14,931
                              $12,330                     $14,162
12/31/1999                    $18,750                     $17,766
                              $21,150                     $18,197
                              $17,323                     $16,347
                              $14,356                     $14,223
12/31/2000                    $12,337                     $12,330
                              $11,246                     $11,660
                              $11,777                     $12,127
                              $ 9,982                     $ 9,507
12/31/2001                    $11,450                     $12,037

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                          4.36%
(10/30/98)
1 Year                                                                    -7.19%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

For the fiscal year ended December 31, 2001, Pioneer Emerging Markets VCT Portfolio's Class I shares returned -7.19% at net asset value. This performance compares to the -2.37% return for the MSCI Emerging Markets Free Index for the same period.

In the following discussion, Mark Madden, portfolio manager of the Pioneer Emerging Markets VCT Portfolio, addresses the factors impacting the Portfolio's performance and the outlook for the emerging markets.

Q: WHAT FACTORS INFLUENCED THE PERFORMANCE OF EMERGING MARKETS IN THE 12 MONTHS ENDED DECEMBER 31, 2001?

A: Slowing global growth and fear of a recession in the United States led to negative returns for most equity markets in the last 12 months. Emerging markets were not immune from this global equity market weakness. Many export-dependent countries, such as Taiwan and South Korea, experienced a sharp drop in demand for electronic components and equipment, commodity materials and other exports leading to deceleration in economic growth and weaker corporate earnings. In addition, the uncertainty relating to global growth prospects dampened sentiment across nearly all emerging markets and contributed to slowing investment and domestic consumption.

      Local factors also hurt several key emerging markets this year. Argentina's struggle to restructure its government debt obligations while maintaining its strict dollar-linked currency regime led to weakness locally and in neighboring Chile and Brazil. The Israeli market fell as the peace process unraveled and government spending exceeded budget targets to bolster defense needs. In Turkey, meanwhile, deteriorating debt dynamics forced the government to float the lira in February, tipping the economy into a recession.

      The performance of the Portfolio lagged its benchmark (the MSCI Emerging Markets Free Index) due primarily to the following two factors. First, the Portfolio had underweight positions in South Korea and Mexico -- we had expected these markets to be adversely affected by the global economic downturn due to their high dependence on exports to the United States and European markets. Despite the downturn in exports, the equity markets of these countries proved resilient. The second factor contributing to the Portfolio's underperformance was its limited presence in the technology sector. In the last quarter of the year, technology stocks advanced strongly as hopes emerged for a sharp recovery in the global economy. We have maintained our underweight position in technology because we believe the extent of the global recovery may prove disappointing and valuations in the technology sector are not as attractive as in other sectors.

      The Portfolio's performance was helped by its relatively smaller positions in many countries (Argentina, Brazil, Turkey and Israel) that were experiencing crisis. Late in the fiscal year, we became more optimistic on some of these countries, such as Turkey, as we viewed the market to be exceptionally cheap with the potential for a turnaround in the macroeconomic situation. The Portfolio's performance was also helped by overweight positions in China and Hong Kong. China's economy has proved resilient in the global downturn, and its market remains attractively valued.

Q: WHERE ARE YOU FINDING ATTRACTIVE INVESTMENT OPPORTUNITIES IN THE EMERGING MARKETS?

A: As for countries, we are most optimistic on the prospects for China and India. We believe the economies in these countries are poised to grow at rates higher than most other countries and the stocks in these countries are attractively valued. China's entry into the World Trade Organization
      (WTO) may encourage more foreign direct investment into China and may help bolster economic growth. We believe these continued positive developments in the Chinese economy provide a positive environment for the Portfolio's China and Hong Kong stocks.

      As for sectors, we still favor domestic-oriented sectors such as the financial, consumer and telecommunication sectors. Many emerging markets have had depressed consumption in recent years due to the economic difficulties that began in 1997. We believe this pent-up demand will provide the underpinnings for economic growth and corporate earnings growth over the next several years. The telecommunications industry, particularly wireless services, is still growing at a healthy rate in many emerging markets, and service providers are generating strong cash flows. This contrasts with the experience of telecommunications service providers in many developed markets which have experienced difficulties in the last year due to slowing growth in their target markets and due to their high debt burden and weak cashflows. We are less optimistic for export-oriented sectors, such as technology hardware and equipment, that are more dependent on the health of the U.S. and European economies. We believe equity markets are now too optimistic in their expectation of a strong acceleration in demand next year in the United States and Europe. We believe that U.S. imports of electronic equipment, autos and other goods will continue to be weak in the near term. The excess investment in technology and other areas made during the last five years may take longer than one year to correct, in our view.

Q:    WHAT IS YOUR OUTLOOK?

A: We continue to be optimistic about the prospects for emerging markets. First, the interest rate and liquidity environment is very favorable to equity markets. Second, valuations of emerging market stocks are very attractive, especially when compared to the valuations in developed markets. Finally, earnings growth potential remains strong for many domestic-oriented companies that do not depend on sales to customers in the United States. The main risk to our outlook relates to the health of the U. S. and world economy. If the downturn in the U.S. economy proves steeper and longer than expected, this will negatively impact the performance of global equity markets. Despite the potential global risk to equity markets, we believe that investors in emerging markets will be rewarded over the long term because we believe the growth prospects and valuations of emerging market stocks are more attractive than those of companies in the United States.

                                   [SIDENOTE]

Investing in emerging markets carries its own set of risks, including but not limited to, currency fluctuations, and social and economic instability. However, we feel confident that the long-term prospects invite serious consideration.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                           68%
International Common Stocks                                                  32%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United States                                                              65.5%
Switzerland                                                                 6.1%
Germany                                                                     5.2%
United Kingdom                                                              4.5%
Italy                                                                       4.4%
France                                                                      3.0%
Singapore                                                                   2.8%
Bermuda                                                                     2.3%
Netherlands                                                                 2.0%
Australia                                                                   1.8%
Spain                                                                       1.3%
Hong Kong                                                                   1.1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Citigroup, Inc.                                                         4.50%
2. American International Group, Inc.                                      4.04
3. Fifth Third Bancorp                                                     3.92
4. Household International, Inc.                                           3.69
5. Willis Group Holdings, Ltd.                                             3.60

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                    12/31/01         5/1/01
Net Asset Value per Share                             $9.93          $10.00

DISTRIBUTIONS PER SHARE              INCOME       SHORT-TERM      LONG-TERM
(5/1/01 - 12/31/01)                  DIVIDENDS    CAPITAL GAINS   CAPITAL GAINS
                                     $    --      $     --        $     --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER GLOBAL FINANCIALS VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) World Financials Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                        PIONEER GLOBAL              MSCI WORLD
                                    FINANCIALS VCT PORTFOLIO*   FINANCIALS INDEX
 5/31/2001                                  $10,000                 $10,000
 6/30/2001                                  $10,137                 $ 9,921
                                            $ 9,971                 $ 9,714
 8/31/2001                                  $ 9,776                 $ 9,623
                                            $ 9,063                 $ 8,597
10/31/2001                                  $ 8,927                 $ 8,599
                                            $ 9,483                 $ 9,036
12/31/2001                                  $ 9,688                 $ 9,144

Index comparison begins 5/31/01. The Morgan Stanley Capital International (MSCI) World Financials Index is a global index that measures the performance of a group of related industries that comprise the financial sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

CUMULATIVE
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                        -0.70%
(5/1/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

A whole host of challenges from recession to terrorist acts made 2001 a complex year for global stocks. While many economists are looking forward to improving fundamentals in this new year, stock performance for 2001, like that of the year that preceded it, left little room for applause. However, Pioneer Global Financials VCT Portfolio, with its focus on financial stocks, held up relatively well in this very difficult environment. In the following interview, Senior Vice President Pavlos M. Alexandrakis, a member of the Portfolio's team, discusses your Portfolio's performance in light of the global economic slowdown and his expectations for 2002.

Q: DID CONCERNS ABOUT SLOWER GROWTH NEGATE THE POSITIVE IMPACT OF DECLINING INTEREST RATES UPON FINANCIAL STOCKS?

A: Ultimately yes, although financial stocks demonstrated more resiliency than most sectors of the economy. Falling corporate earnings, the prospect of a recession and, of course, the surprise attacks of September 11 and ensuing war weighed heavily on investors' minds.

      This first annual report covers the eight-month period from the Portfolio's inception on May 1, 2001 through December 31, 2001. Total return at net asset value was -0.70%. The Morgan Stanley Capital International (MSCI) World Financials Index, a comparative benchmark, posted a lower return of -9.07% from April 30, 2001 through year-end. We believe the Portfolio's considerable investment in U.S. stocks, its sharply curtailed exposure to Japanese stocks and effective stock picking in Germany account for this strong relative outperformance.

Q:    WHY ARE U.S. FINANCIAL STOCKS SO ATTRACTIVE?

A: Interest rates have fallen more dramatically in the United States than elsewhere in the world. A vigilant Federal Reserve Board lowered interest rates 11 times during the course of 2001 - to their lowest levels in 40 years - in an effort to spur growth. European interest rates also fell, particularly in the United Kingdom, but not nearly with the speed or degree of those in the United States. As a result, the Portfolio's U.S. financial holdings outperformed their overseas counterparts. Investments in banking conglomerate CITIGROUP and CIT Group, a commercial lending entity that was bought by Tyco International, did particularly well.

      While the Portfolio remains heavily weighted toward U.S. companies, valuations across Europe became more compelling as the year wore on. We increased the Portfolio's European holdings by adding to existing positions - including asset gathers UBS (Switzerland) and ZURICH FINANCIAL SERVICES (Switzerland). While these stocks produced mixed results in 2001, we expect them to recover nicely when stock market performance improves.

Q: HOW DID THE INCREASE IN EUROPEAN HOLDINGS IMPACT THE PORTFOLIO'S GEOGRAPHIC DISTRIBUTION?

A: On December 31, European stocks comprised the majority of the Portfolio's non-U.S. investments and stood at nearly 27% of equity assets. U.S. stocks represented 66% of equity holdings versus 47% for the MSCI World Financials Index at year-end - down from 74% on June 30.

Q:    HOW DID THE PORTFOLIO'S INVESTMENTS IN REAL ESTATE AND INSURANCE PERFORM?

A: Very well, relatively speaking. In the real estate sector, the Portfolio is invested in a small number of U.S. real-estate investment trusts (REITs), which add both income, which can soften the impact of downward market pressures, and capital appreciation potential. EQUITY OFFICE PROPERTIES TRUST operates in approximately 40 of the largest markets in the United States, deriving the bulk of its income from 10 core metropolitan markets.

      Insurance stocks fell sharply in the weeks following September 11, as investors contemplated the shock of the destruction in New York and Washington. While there will be huge losses for the industry, it's become clear that insurers have spread their risk well. Confronted with mounting demand in the face of limited supply, insurers are raising property, casualty and life insurance rates. Historically, higher premiums have translated into higher stock prices. This was the case in the final months of 2001. Portfolio holdings MUNICH RE (Germany) and SWISS RE (Switzerland), which are reinsurance companies that insure other insurance companies, rallied in this environment.

Q:    WHAT'S THE TEAM'S OUTLOOK?

A: We believe successful stock picking and strategic sector selection will be paramount in a market that is likely to recover unevenly. The economic slowdown could produce more bad loans and falling demand for banking services - all of which could pressure earnings in the near term. Low interest rates will certainly help to offset this risk. Once a recovery gets underway, however, we believe the financial sector should perform well, as demand for the sector's service rises. Furthermore, we expect more consolidations in the coming years, which will strengthen the financial services industry as it responds to the demands of a global economy.

                                   [SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                           68%
International Common Stocks                                                  26%
Depositary Receipts for International Stocks                                  6%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United States                                                                66%
United Kingdom                                                                8%
France                                                                        6%
Germany                                                                       5%
Ireland                                                                       3%
Israel                                                                        3%
Japan                                                                         3%
Switzerland                                                                   3%
Canada                                                                        2%
Australia                                                                     1%


FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Aventis SA                                                              3.94%
2. Bristol-Myers Squibb Co.                                                3.91
3. American Home Products Corp.                                            3.42
4. Pfizer, Inc.                                                            2.77
5. AmerisourceBergen Corp.                                                 2.65

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                    12/31/01         5/1/01
Net Asset Value per Share                            $10.15          $10.00

DISTRIBUTIONS PER SHARE            INCOME         SHORT-TERM      LONG-TERM
(5/1/01 - 12/31/01)                DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                   $    --        $     --        $     --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) World Health Care Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                              PIONEER GLOBAL HEALTH             MSCI WORLD
                               CARE VCT PORTFOLIO*          HEALTH CARE INDEX
 5/31/2001                           $10,000                     $10,000
 6/30/2001                           $10,414                     $ 9,694
                                     $10,059                     $10,075
 8/31/2001                           $ 9,901                     $ 9,723
                                     $ 9,379                     $ 9,905
10/31/2001                           $ 9,724                     $ 9,780
                                     $10,207                     $10,018
12/31/2001                           $10,000                     $ 9,791

Index comparison begins 5/31/01. The MSCI World Health Care Index is a global index that measures the performance of a group of related industries that comprise the health care sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any annuity-related costs. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

CUMULATIVE
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                          1.50%
(5/1/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following discussion, Pioneer Senior Vice President Pavlos Alexandrakis comments on Pioneer Global Health Care VCT Portfolio and the factors that affected it over the past year.

Q:    HOW DID PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO PERFORM IN 2001?

A: From its May 1, 2001 inception through December 31, 2001, the Portfolio had a total return of 1.50% at net asset value. These results were well ahead of the -12.98% return on the MSCI World Health Care Index, the Portfolio's benchmark, during the same period.

Q:    WHAT WERE CONDITIONS LIKE IN THE HEALTH CARE INDUSTRY DURING THIS PERIOD?

A: The months since the Portfolio began operations have been a challenging period for health care investors. Patent expirations and resultant competition from generic versions of key drugs pressured the earnings of several large pharmaceutical manufacturers. In addition, the U.S. Food and Drug Administration (FDA) has been granting fewer go-aheads to new drugs. As a consequence, some major pharmaceutical companies reported disappointing earnings, a rare occurrence in an industry traditionally associated with reliable growth. After September 11, there was some recovery in the sector because of its defensive characteristics - people need health care, recession or not. Biotechnology companies with established products on the market also performed well late in the year. However, investors shunned sectors like genomics, where revenues and profits are years away.

Q: WHAT WAS YOUR RESPONSE TO THESE CONDITIONS, AND HOW DID YOUR DECISIONS AFFECT PERFORMANCE?

A: We found better value among U.S. companies than among their European counterparts, and our decision to maintain an overweight position (compared to the benchmark) in domestic companies was a major factor in the Portfolio's strong relative performance. Substantial exposure to biotech, 33.1% of the Portfolio at year-end, also helped results. Our limited exposure to large pharmaceutical companies that came under selling pressure, was also beneficial. Examples include PFIZER, GLAXOSMITHKLINE (United Kingdom) and, particularly, MERCK. However, our underweight position in JOHNSON & JOHNSON held back results when the company reported strong earnings, largely attributable to consumer, not health care, products.

      Among individual stocks that aided results, TRANSKARYOTIC THERAPIES did well in response to favorable clinical trials for Replagal, a drug targeting hemophilia and other conditions. EMISPHERE, a biopharmaceutical company specializing in oral drug delivery technology, earned favorable FDA comments on its orally delivered version of insulin, an essential drug in maintaining health for diabetics. And Australia-based CSL, the third largest maker of blood products, is expanding into new markets.

Q:    WHAT IS YOUR OUTLOOK FOR THE HEALTH CARE INDUSTRY?

A: In general terms, any economic recovery in the U.S. would be beneficial, since the United States represents fully half of the global health care industry. More specifically, the environment for major drug companies is further clouded by the possibility that a national drug plan in the United States may one day bring price controls. Profit margins of drug makers could come under added pressure as they are asked to supply inexpensive drugs to needy populations, for example in Africa, where HIV/AIDS is widespread. For these and other reasons, we believe the best investment opportunities may be found away from familiar household names. We currently favor some smaller drug companies, including ELAN in Ireland, as well as KING PHARMACEUTICALS, an American maker of generic drugs. Biotech continues to look very promising despite the sector's volatile nature. Many large pharmaceutical companies are creating business ties with biotech companies that have promising products in the research and development phase.

                                   [SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER GLOBAL TELECOMS VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                           57%
International Common Stocks                                                  42%
Depositary Receipts for International Stocks                                  1%

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United States                                                              54.4%
United Kingdom                                                             12.7%
Italy                                                                       5.1%
Finland                                                                     4.4%
Spain                                                                       3.6%
Switzerland                                                                 3.0%
Germany                                                                     2.8%
Portugal                                                                    2.5%
France                                                                      2.2%
South Korea                                                                 2.1%
Greece                                                                      1.9%
Japan                                                                       1.8%
Hong Kong                                                                   1.4%
Philippines                                                                 1.1%
Canada                                                                      1.0%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. AT&T Corp.                                                              4.42%
2. SBC Communications, Inc.                                                4.25
3. Vodafone Group Plc                                                      4.24
4. BellSouth Corp.                                                         4.14
5. AT&T Wireless Services, Inc.                                            3.89

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS


                                                     12/31/01         5/1/01
Net Asset Value per Share                              $6.98          $10.00

DISTRIBUTIONS PER SHARE               INCOME       SHORT-TERM      LONG-TERM
(5/1/01 - 12/31/01)                   DIVIDENDS    CAPITAL GAINS   CAPITAL GAINS
                                      $    --      $    --         $    --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in Pioneer Global Telecoms VCT Portfolio at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) World Telecommunication Services Index. Portfolio returns are based on net asset value and do not reflect any applicable insurances fees or surrender charges.

[CHART]

                                                                   MSCI WORLD
                                        PIONEER GLOBAL         TELECOMMUNICATION
                                   TELECOMS VCT PORTFOLIO*      SERVICES INDEX
 5/31/2001                                  $10,000                 $10,000
 6/30/2001                                  $ 9,467                 $ 9,265
                                            $ 8,956                 $ 9,475
 8/31/2001                                  $ 7,800                 $ 8,438
                                            $ 7,322                 $ 8,660
10/31/2001                                  $ 7,367                 $ 8,279
                                            $ 7,767                 $ 8,627
12/31/2001                                  $ 7,756                 $ 8,654

Index comparison begins 5/31/01. The MSCI World Telecommunication Services Index is a global index that measures the performance of a group of related industries that comprise the telecommunications sector in developed markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any annuity-related costs. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

CUMULATIVE
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                        -30.20%
(5/1/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

The 20-month correction in the telecommunications sector took a turn for the better in the final months of 2001, when stock prices rallied from their lows in late September. While signs of economic improvement remain mixed at this time, we are optimistic that a recovery should begin to solidify in the coming months
- laying the groundwork for stronger growth in the later half of 2002. In the following interview, Senior Vice President Pavlos M. Alexandrakis discusses your Portfolio's performance in light of the global economic slowdown and his outlook going forward.

Q:    DID CONCERNS ABOUT SLOWER GROWTH PROLONG THE CORRECTION IN TELECOM STOCKS?

A: Absolutely. Telecommunications stocks tend to rise and fall with the economy, and the recession that took hold in 2001 postponed a return to healthier fundamentals. However, the health of the global economy is only one factor dictating the performance of telecom stocks.

      After a decade of innovation and a seemingly endless supply of capital, the telecom sector is struggling to restructure and redefine itself. During the 1990s, the rapid introduction of new products promising more power, easier use and affordability created great momentum and unbridled optimism. Investors began to invest heavily, as they pondered the industry's seemingly endless potential. With so much money thrown its way in a relatively short period of time, telecom companies did not always spend wisely. For instance, when it came to bidding on the next generation of wireless licenses in the summer of 2000, European wireless telecommunications providers paid excessively for mobile licenses. Their stocks came under selling pressure, when investors questioned the large fees these companies were paying. Similarly in the United States, the buildout 8of fiber optic and broadband networks has yet to deliver on their earnings potential. In spite of the challenges confronting the industry today, we feel quite confident in its ability to deliver real, reliable earnings as it continues shaping the global landscape.

Q:    HOW DID TELECOM STOCKS PERFORM IN THIS ENVIRONMENT?

A: The telecom sector was one of the worst performing sectors for the reporting period. For your Portfolio, which invests in a wide range of sub-sectors within the telecommunications sector, as well as companies that indirectly benefit from the sector, performance was similarly disappointing.

      This first annual report covers the eight-month period from the Portfolio's inception on May 1, 2001 through December 31, 2001. Total return at net asset value was -30.20%. The Morgan Stanley Capital International (MSCI) World Telecommunication Services Index posted a return of -25.14% for the same period. The Portfolio's performance differential relative to this Index is the result of the fact that the Portfolio holds a greater diversity of telecom-related stocks, whereas the Index is only invested in telecommunication service companies.

Q:    RELATIVELY SPEAKING, WHICH COMPANIES HELPED THE PORTFOLIO?

A: The Portfolio's investments in telecom service companies performed relatively better than investments in telecom equipment manufacturers, telecom-related software and cable. From a geographic perspective, U.S. telecom companies, which comprise some of the Portfolio's largest holdings, outperformed their offshore competitors, since they've retained some pricing power in the slowdown. U.S.-based SPRINT, which provides basic long-distance service, ranked among the Portfolio's stronger performers. Conversely, European telecom service providers FRANCE TELECOM and DEUTSCHE TELEKOM performed quite poorly.

Q: ARE YOU EMPHASIZING WIRELESS TECHNOLOGY RATHER THAN MORE TRADITIONAL TELECOM SERVICES?

A: Yes. We believe wireless companies that are positioning themselves for the next generation of wireless products and services should help restore profitability to the industry. Portfolio holdings such as NTT DOCOMO (Japan) and VODAFONE GROUP (United Kingdom) are world-class leaders that should benefit greatly as the environment improves. We're also excited about companies such as AMERICAN TOWER (United States), which builds broadcast towers and is helping to increase cellular capability and reliability.

Q:    WHAT'S THE TEAM'S OUTLOOK?

A: We believe successful stock picking and strategic sector selection will be paramount in a market that is likely to recover unevenly. Despite the recent rally, further efforts are needed to bring costs and balance sheets back in line and shrink overcapacity before solid earnings emerge. Telecom stocks that were hardest hit by the correction will most likely outperform in 2002.

                                   [SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's Investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower.

PIONEER EUROPE VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

GEOGRAPHICAL DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United Kingdom                                                             26.0%
Germany                                                                    18.1%
France                                                                     17.9%
Switzerland                                                                 8.8%
Netherlands                                                                 8.7%
Italy                                                                       6.6%
Spain                                                                       5.6%
Finland                                                                     4.4%
Ireland                                                                     2.8%
Denmark                                                                     1.1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Financials                                                                 27.9%
Communication Services                                                     12.0%
Technology                                                                  9.6%
Energy                                                                      9.6%
Consumer Staples                                                            9.4%
Basic Material                                                              9.0%
Health Care                                                                 8.6%
Consumer Cyclicals                                                          8.2%
Utilities                                                                   3.4%
Capital Goods                                                               2.3%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Vodafone Group Plc                                                      5.62%
2. Nokia OYJ                                                               4.45
3. BNP Paribas SA                                                          4.02
4. Nestle SA (Registered Shares)                                           3.73
5. BP Amoco Plc                                                            3.25

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                     12/31/01       12/31/00
Net Asset Value per Share                              $8.42         $11.07

DISTRIBUTIONS PER SHARE             INCOME       SHORT-TERM       LONG-TERM
(12/31/00 - 12/31/01)               DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                    $0.145       $    --          $    --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER EUROPE VCT Portfolio at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                         PIONEER EUROPE VCT          MSCI EUROPE
                                              PORTFOLIO*                INDEX
10/31/1998                                     $10,000                 $10,000
12/31/1998                                     $10,600                 $10,992
                                               $10,220                 $10,761
                                               $10,426                 $10,728
                                               $10,566                 $10,854
12/31/1999                                     $13,618                 $12,741
                                               $15,159                 $12,751
                                               $13,341                 $12,348
                                               $12,257                 $11,446
12/31/2000                                     $11,104                 $11,671
                                               $ 9,138                 $ 9,857
                                               $ 8,883                 $ 9,663
                                               $ 7,965                 $ 8,494
12/31/2001                                     $ 8,587                 $ 9,349

The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted index of the 15 European country indices included in the MSCI EAFE (Europe, Australasia, Far East) Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                         -4.69%
(10/30/98)
1 Year                                                                   -22.66%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

Like the year that preceded it, 2001 proved to be a challenging environment for European stocks. Our decision to emphasize defensive stocks was helpful but could not stem the deleterious effects of a global recession. In the following interview, Stan Pearson, a member of the Fund's management team, discusses your Portfolio's performance in light of the economic slowdown and his expectations for recovery in the coming months.

Q:    DID THE PORTFOLIO'S DEFENSIVE BIAS TEMPER THE MARKET'S NEGATIVE PRESSURES?

A: Yes. Our efforts to structure the Portfolio defensively by investing heavily in recession-resistant sectors proved to be the best course for much of 2001. Investments in the pharmaceutical, utility and food/beverage sectors were especially valuable to this strategy. However, we were surprised by a bounce in stock prices across cyclical sectors in November and December, which had performed poorly in the first 10 months of the year. The Portfolio's defensive bias limited its participation in this year-end rally. The Portfolio's Class I total return at net asset value was -22.7% for the 12 months ended December 31. The MSCI Europe Index, the Portfolio's benchmark, posted a return of -19.90 % for the same period.

Q:    HAVE YOU TAKEN ANY STEPS TO REPOSITION THE PORTFOLIO MORE
      OPPORTUNISTICALLY?

A: While we remain somewhat cautious about valuations, we do believe the worst of the correction is behind us. During the last quarter, we reduced the Portfolio's weighting in defensive holdings and increased investments in cyclical stocks, which were testing new lows in the aftermath of September 11. Our investment philosophy continues to be founded upon rigorous stock selection of companies that are market leaders in their respective markets and possess sound balance sheets and strong cash flow generation.

      In the pharmaceutical sector, we reduced positions in ASTRA ZENECA (United Kingdom) and NOVARTIS (Switzerland), which, like the rest of their counterparts, are coming under increasing pressure by governments to reduce prices. Furthermore, the outlook for these two particular drug companies is jeopardized by the fact that many of the patents for their leading products are nearing expiration, and new product development has been slow. We also reduced the Portfolio's position in food/beverage producer DANONE (France). Finally, we scaled back investments in the utility sector, including VIVENDI ENVIRONMENT (France), which provides water treatment and waste management services and E.ON (Germany), which has effectively delivered on its restructuring efforts.

Q:    WHICH CYCLICAL COMPANIES DID YOU FIND MOST ATTRACTIVE?

A: Armed with the sale proceeds and extra cash we'd carried over the summer to buffer falling stock prices, we increased positions in SIEMENS (Germany) as well as several diversified financial companies - including HSBC HOLDING (United Kingdom) and UBS (Switzerland). We believe these asset gathers will benefit from pension reform and the development of an equity culture across Europe. Often times, we are pursuing this investment theme indirectly, as is the case with DEUTSCHE BOERSE (Germany), which operates a stock exchange that should benefit from any increased stock market activity. We have retained our positions in NOKIA (Finland) and VODAFONE (United Kingdom) in the telecommunications sector.

      We established two new positions in the insurance sector with the addition of MUNICH RE (Germany) and SWISS RE (Switzerland) - two reinsurance companies that insure other insurance companies. Insurance stocks fell sharply in the weeks following September 11, as investors contemplated the destruction in New York and Washington. While there will be huge losses for the industry, it's become clear that large insurers have spread their risk well. Confronted with mounting demand in the face of limited supply, insurers are raising rates. Historically, higher premiums have translated into higher stock prices. This was the case in the final months of 2001.

Q: WILL EUROPE'S CONVERSION TO A SINGLE CURRENCY BE ADVANTAGEOUS FOR THE PORTFOLIO?

A: Just as the themes of consolidation, pension reform and improving shareholder value have long been at the heart of our strategy, we believe Continental Europe's long anticipated currency conversion to the euro this past January is creating many new investment opportunities for your Portfolio. Ultimately, a single currency will bring about more price transparency across sectors in different countries. As price discrepancies between countries dissipate, prices will eventually converge to the lowest price. This process will establish winners and losers, as companies experiencing profits at the expense of price discrepancies will see their earnings come under pressure. We've been following this welcome development for some time and are in the process of positioning your Portfolio to benefit accordingly.

Q:    WHAT IS THE TEAM'S OUTLOOK?

A: Prospect for European equities in 2002 remain unclear. We're optimistic that a recovery will commence in the United States, but Europe is not likely to enjoy as pronounced an upturn this year. Europe never experienced the same degree of prosperity prior to this recession nor the decline in interest rates during the slowdown. It follows that the economic recovery in Europe may be more subdued than that of the United States. We also believe that the markets may be underestimating the likelihood of interest rate increases while overestimating the strength of an economic recovery. Nevertheless, we believe your Portfolio will share in the recovery as it gathers steam in both the United States and Europe.

                                   [SIDENOTE]

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO+

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

Financials                                                                 22.3%
Basic Materials                                                            14.0%
Consumer Cyclicals                                                         13.6%
Consumer Staples                                                           11.7%
Communication Services                                                      8.5%
Health Care                                                                 8.0%
Technology                                                                  7.1%
Energy                                                                      7.0%
Capital Goods                                                               3.2%
Utilities                                                                   2.4%
Transportation                                                              2.2%

COUNTRY DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

United Kingdom                                                             24.6%
France                                                                     13.0%
Japan                                                                      11.3%
Switzerland                                                                 8.2%
Germany                                                                     6.3%
Italy                                                                       5.7%
Netherlands                                                                 5.3%
Spain                                                                       4.8%
Australia                                                                   4.2%
Hong Kong                                                                   3.7%
Finland                                                                     3.3%
Sweden                                                                      1.9%
Singapore                                                                   1.7%
Canada                                                                      1.5%
South Korea                                                                 1.4%
Ireland                                                                     1.0%
Taiwan                                                                      0.7%
People's Republic of China                                                  0.5%
Israel                                                                      0.5%
India                                                                       0.4%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Royal Bank of Scotland Group                                            2.84%
2. Aventis SA                                                              2.69
3. Groupe Danone                                                           2.32
4. Philips Electronics NV                                                  2.29
5. Total Fina Elf SA                                                       2.26

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                     12/31/01        12/31/00
Net Asset Value per Share                              $9.00          $11.83

DISTRIBUTIONS PER SHARE           INCOME         SHORT-TERM        LONG-TERM
(12/31/00 - 12/31/01)             DIVIDENDS      CAPITAL GAINS     CAPITAL GAINS
                                  $0.023         $   --            $   --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER INTERNATIONAL VALUE VCT PORTFOLIO at net asset value, compared to the growth of the Morgan Stanley Capital International (MSCI) All Country World Free (ACWF) ex. U.S. Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                     PIONEER INTERNATIONAL         MSCI ACWF EX.
                                      VALUE VCT PORTFOLIO*          U.S. INDEX
 3/31/1995                                 $10,000                   $10,000
                                           $10,360                   $10,201
                                           $11,053                   $10,960
                                           $11,845                   $11,544
12/31/1996                                 $11,998                   $11,691
                                           $13,888                   $13,176
                                           $12,581                   $11,929
                                           $12,885                   $13,359
12/31/1998                                 $12,163                   $13,655
                                           $12,983                   $14,631
                                           $17,561                   $17,877
                                           $16,451                   $17,281
12/31/2000                                 $13,609                   $15,177
                                           $11,335                   $13,164
12/31/2001                                 $10,378                   $12,218

Index comparison begins on 3/31/95. The MSCI, ACWF ex. U.S. (All Country World Free Index excluding the United States) is composed of 46 markets - 21 developed countries and 25 emerging countries. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

+     Formerly Pioneer International Growth VCT Portfolio

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolo                                                           0.53%
(3/1/95)
5 Years                                                                   -2.86%
1 Year                                                                   -23.74%

All total returns shown assume reinvestment of distributions at net asset value.
* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

Pioneer International Value VCT Portfolio's fiscal year, which encompassed the 12 months ended December 31, 2001, proved to be quite an inhospitable environment for stocks. The global economic slowdown, which overshadowed the markets for most of the year, quickly became a full-fledged recession in the aftermath of the September tragedies. Consequently, there is little good news to report about the past year. However, as portfolio manager Pavlos M. Alexandrakis discusses in the following interview, the sudden downturn may help to hasten a recovery in international stock prices.

Q:    HOW DID INTERNATIONAL STOCKS PERFORM IN LIGHT OF THE GLOBAL ECONOMIC
      SLOWDOWN?

A: It was a disappointing year. Basic materials was the only sector out of the 11 sectors comprising the Morgan Stanley Capital International (MSCI) All Country World Free ex U.S. Index that achieved positive performance. For the fiscal year ended December 31, 2001, the total return at net asset value for the Portfolio was -23.74%. The Portfolio's comparative benchmark, the MSCI All Country World Free ex U.S. Index returned -19.50% for the same period.

Q:    HOW HAVE YOU STRUCTURED THE PORTFOLIO IN THIS DIFFICULT ENVIRONMENT?

A: Since the surprise terrorist attacks - and the sharper-than-expected downturn in economic activity - we've taken steps to position the Portfolio a bit more defensively. However, we've been careful not to be too cautious, as we believe that a recovery could come as early as the second or third quarter in 2002. Historically, stock markets begin to anticipate a recovery about six months in advance. So, if the rebound is to follow past experience, stock markets may begin to reflect a turnaround in psychology as early as the first or second quarter of 2002. We've structured the Portfolio to provide price protection in a down market and price appreciation potential in a rising market. This decision has resulted in a Portfolio that is diversified across defensive and cyclical stocks.

      Among the more defensive holdings are pharmaceutical, food and tobacco companies, which make products that people can't do without. We've chosen to avoid luxury goods producers, which could suffer disproportionately slower sales. Portfolio holdings AVENTIS (France), NESTLE (Switzerland) and BRITISH AMERICAN TOBACCO (United Kingdom) exemplify our strategy here. On the other hand, we're also focusing on cyclical companies, which tend to rally strongly in the early stages of an economic recovery. We currently view the metals/mining stocks within the basic materials sector very positively. The Portfolio's investments in Australian copper and nickel producer WMC performed favorably, especially when investors reacted positively to news of the company's potential takeover.

Q:    AFTER A 21-MONTH CORRECTION IN PRICES, ARE TECHNOLOGY AND
      TELECOMMUNICATIONS STOCKS SET TO TURN THE CORNER?

A: Not any time soon in our estimation. Unlike the paper and mining industries, the technology and telecommunications sectors are still burdened with excess capacity. We believe the technology sector still has some way to go before valuations become compelling. Only high-tech companies that offer cost-cutting tools are benefiting in the current environment. The outlook for telecommunications stocks is more favorable than it was six or eight months ago but still is not attractive enough to warrant a wholesale shift back into the sector at this time. While the Portfolio started its fiscal year overweighted in these two sectors relative to its benchmark, we trimmed investments in technology and telecommunications steadily during the year.

Q: DO YOU THINK EFFORTS TO BUILD SHAREOWNER VALUE AND IMPLEMENT CORPORATE REFORM ACROSS EUROPE WILL BE SIDETRACKED BY THE CURRENT RECESSION?

A: I don't think so. The downturn will slow economic growth and increase unemployment in the short term, but the monetary union and corporate reforms should stay on track as they remain essential to Europe's ability to assert itself in the global economy. Germany has been at the forefront of these political initiatives - cutting taxes, mending the pension system and restructuring the social welfare system. As the regulatory environment improves, companies can focus more of their resources on their business and, ultimately, create better value for their shareholders.

      Concerning European unification, on January 1, 2002, the 12 first-round entrants - which include Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, and Spain - replaced their currencies with the euro. We believe the single currency will help to lay the groundwork for Europe's reemergence as one of the world's biggest and most efficient marketplaces.

Q:    DO YOU EXPECT THE GLOBAL RECESSION TO BE LONG-LIVED OR PARTICULARLY DEEP?

      A: No. Much of the news for the past several months has been focused on the economic slowdown. To be sure, unemployment will rise and businesses will take steps to strengthen their financial viability before market conditions improve. However, the September 11th tragedies had the unforeseen consequence of hastening a recession - and ultimately, we think, a recovery. We must not forget that as painful as a correction is, it is a natural part of the economic cycle, which is instrumental in weeding out excess capacity and returning the world economy to financial health. Furthermore, we believe today's low interest rates and low inflation are creating very favorable conditions for stocks to prosper in the coming months.

                                   [SIDENOTE]

+ Formerly Pioneer International Growth VCT Portfolio. Name change effective July 30, 2001.

International investing may involve special risks, including differences in accounting and currency, as well as economic and political instability.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                           93%
International Common Stocks                                                   4%
Depositary Receipts for International Stocks                                  3%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Technology                                                                   87%
Capital Goods                                                                 7%
Health Care                                                                   6%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Sanmina Corp.                                                           4.46%
2. Dupont Photomasks, Inc.                                                 4.25
3. Flextronics International, Ltd.                                         4.20
4. Synopsys, Inc.                                                          3.65
5. Photronics Inc.                                                         3.28

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                      12/31/01       12/31/00
Net Asset Value per Share                               $5.11          $7.48

DISTRIBUTIONS PER SHARE              INCOME       SHORT-TERM       LONG-TERM
(12/31/00 - 12/31/01)                DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                     $    --      $     --         $      --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO at net asset value, compared to the growth of the Nasdaq Composite Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                     PIONEER SCIENCE &          NASDAQ COMPOSITE
                                  TECHNOLOGY VCT PORTFOLIO*           INDEX
 5/31/2000                                $10,000                   $10,000
 6/30/2000                                $12,318                   $11,662
                                          $11,897                   $11,077
                                          $14,194                   $12,368
                                          $11,623                   $10,800
                                          $10,369                   $ 9,909
                                          $ 7,534                   $ 7,640
12/31/2000                                $ 7,882                   $ 7,265
                                          $ 8,946                   $ 8,154
                                          $ 6,185                   $ 6,328
                                          $ 5,395                   $ 5,412
                                          $ 6,913                   $ 6,224
                                          $ 6,417                   $ 6,207
 6/30/2001                                $ 6,259                   $ 6,355
                                          $ 5,859                   $ 5,962
                                          $ 5,132                   $ 5,310
                                          $ 3,772                   $ 4,408
                                          $ 4,594                   $ 4,971
                                          $ 5,416                   $ 5,678
12/31/2001                                $ 5,385                   $ 5,736

The Nasdaq Composite Index is a capitalization-weighted index based on the total market value of all the issues that compose it. It reflects the performance of more than 5,500 companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                        -33.10%
(5/1/00)
1 Year                                                                   -31.68%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the discussion below, manager Tom Crowley of Pioneer Science &Technology VCT Portfolio answers questions about performance, the current market climate and the outlook for technology stocks.

Q:    HOW DID THE PORTFOLIO PERFORM IN 2001?

A: Performance results reflected the sharp slowdown in the technology marketplace. For the 12 months ended December 31, 2001, the Portfolio had a total return of -31.68% at net asset value. The results lagged the -21.05% return of the Nasdaq Composite Index, the Portfolio's benchmark, during the same period.

Q:    WHY WERE TECH STOCKS WEAK?

A: A severe slump in technology began in 2000, as soft cell phone sales were soon followed by sluggish sales of personal computers. By 2001, with demand plunging in the crucial telecommunications equipment and semiconductor areas, large quantities of unsold inventory had accumulated in all corners of the industry.

      Conditions generally grew worse through most of 2001. Beginning in October, however, investor sentiment improved and many technology stocks staged impressive recoveries.

Q:    WHAT STIMULATED THE RENEWED INTEREST IN TECH STOCKS?

A: Before September, investors generally felt that any recession would be shallow but protracted, with recovery unlikely until well into this year. The terrorist attacks produced a different view: the blow sustained by the economy on September 11 would result in a shorter but sharper business slowdown, after which recovery would be underway sooner than had been anticipated earlier. The result was a vigorous rebound in most tech sectors during the fourth quarter of last year.

Q:    WHY DID YOUR RESULTS LAG THE BENCHMARK?

A: Although heavy in technology issues, the Nasdaq Composite Index also holds companies in several sectors that outperformed technology last year. Also, Microsoft, which performed well and is a big component of the Index, is underweighted by comparison in the Portfolio because we avoid making large commitments to any single stock.

Q:    WHICH OF YOUR DECISIONS HELPED OR HINDERED PERFORMANCE?

A: Our commitment to telecommunications equipment providers hurt performance over much of the year, as reduced spending by communications carriers drove down the earnings of JD SUNIPHASE and CIENA. Results improved noticeably in the last quarter, as the Portfolio outperformed the Index by a wide margin. For the three-month period ended December 31, 2001 the Portfolio returned 42.70% at net asset value, while the Nasdaq returned 30.13%. Strongest performers included RIVERSTONE NETWORKS, a provider of hardware for data networks deployed across metropolitan areas, and VERITAS SOFTWARE, whose products enable companies to back up critical business data in remote storage locations, were in demand after September 11.

      PRI AUTOMATION benefited from its pending merger with BROOKS AUTOMATION, a leading provider of hardware and software for the semiconductor and other industries. However, in the biotech segment, IMCLONE fell late in the year, as the FDA withheld approval for its drug targeting nose and throat cancers.

Q:    WHAT IS YOUR OUTLOOK, AND HOW ARE YOU POSITIONING THE PORTFOLIO?

A: We believe that technology companies will be prime beneficiaries of any economic recovery because many businesses have underspent on technology for the last couple of years. Among the sectors where we are finding good value, semiconductor-related businesses have a history of being early to come out of slowdowns. We expect that pattern to hold in this business cycle, given the pervasive presence of semiconductors in our economy. On the other hand we are approaching the computer business cautiously because many of the PC vendors are in a price war with each other. However, Intel stands to benefit no matter who the successful sellers of computers may be.

      We also look for companies that are positioned to profit from technology transitions. An example is chipmaker SYNOPSYS, which may benefit from an upgrade cycle in electronic design automation.

      At year-end, the more positive tone in company announcements suggested that industry conditions might improve as early as the first quarter of 2002, normally a slow season. If the economic environment improves, companies that have been holding back on technology investment could feel pressure to begin buying over the next several quarters, with positive implications for technology providers.

                                   [SIDENOTE]

Companies in the rapidly changing fields of science and technology often face special risks. For example, products may not be commercially successful or may become obsolete quickly.

The Portfolio invests in small- and medium-capitalization stocks which may be more volatile and less liquid than large-cap issues. The Portfolio also invests in international securities, which are subject to special risks including fluctuations in currency, differing regulatory and accounting standards and periods of illiquidity.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL CAP VALUE VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Consumer Cyclicals                                                         22.8%
Financials                                                                 17.9%
Technology                                                                 17.7%
Consumer Staples                                                           11.1%
Energy                                                                      8.6%
Capital Goods                                                               6.8%
Health Care                                                                 4.6%
Basic Materials                                                             4.4%
Utilities                                                                   2.5%
Transportation                                                              2.4%
Communications Services                                                     1.2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Photronics, Inc.                                                        2.01%
2. Right Management Consultants, Inc.                                      1.85
3. NUI Corp.                                                               1.83
4. Power Integrations, Inc.                                                1.79
5. Rita Medical Systems, Inc.                                              1.76

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                      12/31/01        11/8/01
Net Asset Value per Share                              $10.87         $10.00

DISTRIBUTIONS PER SHARE            INCOME         SHORT-TERM       LONG-TERM
(11/8/01 - 12/31/01)               DIVIDENDS      CAPITAL GAINS    CAPITAL GAINS
                                   $    --        $     --         $      --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER SMALL CAP VALUE VCT PORTFOLIO at net asset value, compared to the growth of the Russell 2000 Value Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                          PIONEER SMALL CAP         RUSSELL 2000
                                         VALUE VCT PORTFOLIO*       VALUE INDEX
11/30/2001                                     $10,000                $10,000
12/31/2001                                     $10,574                $10,612

Index comparison begins 11/30/01. The Russell 2000 Value Index is a measure of the performance of the value- oriented stocks in the Russell 2000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]
CUMULATIVE
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                          8.70%
(11/8/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following discussion Ken Fuller, the portfolio manager for Pioneer Small Cap Value VCT Portfolio, reviews the factors that had an impact on the Portfolio's performance over the abbreviated period from its inception on November 8, 2001 through December 31, 2001.

Q:    PLEASE COMMENT ON PORTFOLIO PERFORMANCE AND RECENT MARKET ACTIVITY.

A: For the abbreviated period from its inception on November 8, 2001 through December, 31, 2001, Small Cap Value VCT Portfolio returned 8.70% at net asset value, while the Russell 2000 Value Index was up 6.12%. (Index comparison begins 11/30/01). The markets rallied across the board on the back of the Federal Reserve's 11th rate cut of the year, bringing the Federal Funds rate to a low of 1.75%. All market caps fared well, with small caps and the technology sector being the biggest winners. The broad market rally was beneficial to the Portfolio's performance.

Q:    WERE THERE ANY SECTORS THAT FARED PARTICULARLY WELL FOR THE PORTFOLIO?

A: Our stock picks in the financial sector added the most to performance. ACTRADE FINANCIAL TECHNOLOGIES was up significantly. The company, which provides electronic finance technology for businesses, ranked number 5 on Forbes list of America's Best Small Companies. FINANCIAL FEDERAL CORP., a nationwide independent financial services company also posted impressive returns as that company announced record earnings.

      Following the general trend of the strong-performing Nasdaq Composite Index, some of our best absolute performers for the month were technology stocks. PHOTRONICS, a manufacturer of quartz-plates used in semiconductors, benefited from the preannouncement of strong quarterly earnings. PRI AUTOMATION, also involved in semiconductors, performed well after they announced a merger with BROOKS AUTOMATION to create the largest semiconductor automation company.

Q:    WERE ANY COMPANIES PARTICULARLY DISAPPOINTING?

A: One of our consumer cyclical stock picks was a detractor from performance. SCHOOL SPECIALTY INC., a non-textbook educational supplier, announced they would acquire Franklin Covey's Premier School Agendas unit for $150 million in cash. Investors disliked this announcement, which is expected to reduce earnings of School Specialty, and the stock fell significantly in one day. In health care, PEDIATRIX MEDICAL GROUP, a company specializing in premature infant care, declined due to ongoing concerns over a billing probe in Colorado.

Q:    WHAT IS YOUR OUTLOOK FOR 2002?

A: Looking forward, despite the strong performance of small cap stocks during the past two years, we are still finding numerous opportunities to invest in promising small companies at valuations that appear to understate their potential. It's worth noting that, going back to the 1930s, when small cap stocks outperform large, they have done so for an average of six years. Although we can't predict a similar pattern, small caps could continue to deliver superior performance for a few more years, as part of the present cycle.

      Further, stock prices have historically tended to move higher before a recession ends, so we are cautiously shifting the Portfolio to a more aggressive stance in order to be positioned for any recovery before it begins. We are making this transition by increasing exposure to stocks in economically sensitive sectors, including technology.

                                   [SIDENOTE]

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Invest-ment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER SMALL COMPANY VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Financials                                                                   22%
Technology                                                                   16%
Health Care                                                                  14%
Consumer Cyclicals                                                           13%
Consumer Staples                                                             13%
Energy                                                                        7%
Basic Materials                                                               6%
Utilities                                                                     4%
Capital Goods                                                                 3%
Communication Services                                                        1%
Transportation                                                                1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Fair Isaac & Co., Inc.                                                  2.77%
2. Orthodontic Centers of America, Inc.                                    2.71
3. Photronics, Inc.                                                        2.68
4. Staten Island Bancorp, Inc.                                             2.54
5. Healthcare Realty Trust, Inc.                                           2.50

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                     12/31/01         1/19/01
Net Asset Value per Share                             $10.97          $10.00

DISTRIBUTIONS PER SHARE             INCOME       SHORT-TERM        LONG-TERM
(1/19/01 - 12/31/01)                DIVIDENDS    CAPITAL GAINS     CAPITAL GAINS
                                    $    --      $    --           $    --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER SMALL COMPANY VCT PORTFOLIO at net asset value, compared to the growth of Russell 2000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                               PIONEER SMALL        RUSSELL 2000
                                           COMPANY VCT PORTFOLIO*       INDEX
 1/31/2001                                        $10,000              $10,000
                                                  $ 9,770              $ 9,344
 3/31/2001                                        $ 9,426              $ 8,887
                                                  $10,278              $ 9,582
                                                  $10,766              $ 9,818
 6/30/2001                                        $11,215              $10,156
                                                  $10,699              $ 9,607
                                                  $10,431              $ 9,297
 9/30/2001                                        $ 9,043              $ 8,045
                                                  $ 9,388              $ 8,516
                                                  $ 9,914              $ 9,175
12/31/2001                                        $10,498              $ 9,741

Index comparison begins January 31, 2001. The Russell 2000 Index is an unmanaged measure of the 2,000 smaller stocks, based on capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns do not reflect any annuity-related costs. You cannot invest directly in the Index. Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

CUMULATIVE TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                          9.70%
(1/19/01)

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Return and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

Ken Fuller, the leader of Pioneer Small Company VCT Portfolio's management team, has devoted most of his 26 years of investment experience to small company stocks. In the following discussion he reviews some of the factors that had an impact on Pioneer Small Company VCT Portfolio's performance since its inception on January 19, 2001 through December 31, 2001.

Q:    HOW DID THE PORTFOLIO PERFORM OVER RECENT MONTHS?

A: For the period from January 19, 2001 through December 31, 2001 Pioneer Small Company VCT Portfolio returned 9.70%, at net asset value. For the same period, the Russell 2000 Index, the Portfolio's benchmark, returned -2.59%.

Q:    WHAT INVESTMENT STRATEGIES DID YOU PURSUE AS THIS VOLATILE PERIOD
      UNFOLDED?

A: Early this year, when the economy began showing signs of burnout, our search for companies selling at attractive valuations led us to defensive sectors like health care and financial services, areas that typically hold up well during slow economic times.

      Later we began to shift - perhaps prematurely - from that defensive bias to a more aggressive stance. Consistent with our belief that the right time to invest for a recovery is while a recession is in full force, we began to move into sectors that may rebound more vigorously in a resurgent economy.

Q:    WHICH INVESTMENT DECISIONS WORKED WELL FOR THE PORTFOLIO?
A: Our cautious approach succeeded during the first part of this period, as holdings in health care, financial services and selected consumer sectors performed well. Results were also aided by our below-average exposure to technology and other areas that tend to track the economy.

      Among the Portfolio's health care holdings, HAEMONETICS, a leader in blood processing technology, was a very strong performer. The company's earnings have grown as the Red Cross expands its use of Haemonetics' proprietary plasma separation techniques. FIRST HEALTH, a provider of services that help HMOs manage their businesses more effectively, was another strong contributor.

      There were also notable successes in the financial services area. INDYMAC freed up substantial capital when it converted from a real estate investment trust (REIT) to a savings and loan. The company then executed a stock buy-back program which, along with falling interest rates, helped drive up the price of its shares. Another REIT, CAMDEN PROPERTY TRUST contributed to Portfolio performance through both its high dividend and sharp price appreciation.

      We downplayed banks somewhat because of concerns over possible loan losses in a deteriorating economy. STATEN ISLAND BANCORP was an exception, however. This bank, which serves a middle-class population in one of New York City's boroughs, has grown through acquisition.

Q:    WHICH DECISIONS FELL SHORT OF EXPECTATIONS?

A: Some technology selections were among our biggest disappointments. However, by the end of the period we were beginning to increase the Portfolio's technology exposure because of the outstanding values we uncovered in several tech sectors.

      Portfolio results suffered when we were slow to cut exposure to PATTERSON ENERGY, the second-largest onshore contract driller, whose shares declined substantially as natural gas prices retreated in a weakening economy. We believe the company will benefit when, as we expect, demand for gas once again outruns supply.

Q:    WHAT IS THE OUTLOOK FOR SMALL COMPANY STOCKS OVER THE NEXT YEAR?

A: We are currently finding an unusually large number of financially sound companies selling at attractive valuations relative to the potential we see in them. Furthermore, since September, at least a thousand more stocks have drifted into our market capitalization range.

      Small company stocks have been outperforming large cap stocks for the last two years. Since the Great Depression there have been six other such periods, lasting an average of nearly six years. While we can't forecast that the current period of outperformance will continue, small cap companies in a number of sectors look very attractive to us, especially if the economy recovers next year, as we expect it will do.

                                   [SIDENOTE]

Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER MID CAP VALUE VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                           97%
International Common Stocks                                                   3%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Financials                                                                 19.5%
Technology                                                                 15.0%
Consumer Cyclicals                                                         12.5%
Consumer Staples                                                           11.7%
Healthcare                                                                  9.2%
Capital Goods                                                               9.1%
Energy                                                                      7.9%
Utilities                                                                   5.8%
Basic Materials                                                             4.8%
Communication Services                                                      2.7%
Other                                                                       1.8%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Imation Corp.                                                           2.40%
2. Tricon Global Restaurants, Inc.                                         1.64
3. John H. Harland Co.                                                     1.64
4. Storage Technology Corp.                                                1.61
5. Alltel Corp.                                                            1.60

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                    12/31/01        12/31/00
Net Asset Value per Share                            $17.35          $17.79

DISTRIBUTIONS PER SHARE               INCOME      SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                 DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                                      $0.100      $0.081          $1.389

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER MID CAP VALUE VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                             PIONEER MID CAP             S&P 500
                                           VALUE VCT PORTFOLIO*           INDEX
  3/1/1995                                        $10,000                $10,000
                                                  $10,650                $11,315
12/31/1995                                        $11,713                $12,943
                                                  $13,527                $14,247
                                                  $13,473                $15,906
                                                  $15,541                $19,182
12/31/1997                                        $16,800                $21,208
                                                  $18,228                $24,956
                                                  $16,125                $27,256
                                                  $18,814                $30,620
12/31/1999                                        $18,241                $32,978
                                                  $18,609                $32,831
                                                  $21,525                $29,976
                                                  $23,292                $27,976
12/31/2001                                        $22,922                $26,427

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                         12.89%
(3/1/95)
5 Years                                                                   11.21%
1 Year                                                                     6.49%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following discussion, Rod Wright, who is responsible for day-to-day portfolio supervision of Pioneer Mid Cap Value VCT Portfolio, provides an update on the Portfolio, its investment strategies and the general economic environment during the 12-month period ended December 31, 2001.

Q:    HOW DID THE PORTFOLIO PERFORM OVER THE YEAR?

A: For the year ended December 31, 2001, the Portfolio returned 6.49% at net asset value. During the same period, the Standard & Poor's 500 Index lost 11.84%.

Q:    WHAT WERE THE PRIMARY FACTORS THAT INFLUENCED PORTFOLIO PERFORMANCE?

A: While virtually all other parts of the domestic equity market lost value as investors fled from higher-priced stocks in the face of slowing economic growth, mid-cap value stocks performed relatively well. Mid-sized companies with reasonable stock valuations were overlooked and undervalued in the bull market for growth stocks that occurred in 1999 and early 2000. As a result, they were attractively valued relative to the rest of the market and especially in relation to large-company stocks. Our emphasis on stock-by-stock fundamental analysis worked well in this environment.

Q: WHAT TYPES OF INVESTMENTS HAD A SIGNIFICANT INFLUENCE ON THE PORTFOLIO'S PERFORMANCE?

A: We emphasize individual company analysis and stock selection, and try not to make decisions based on top-down, macroeconomic views. Based on our analysis, we found a number of attractive opportunities in reasonably priced technology companies, raising our technology weighting to 15.04% of net assets. Many of the Portfolio's technology investments performed quite well.

      SYMANTEC, a producer of security technology for the Internet, was a notable performer. Another large position in a tech-related company that worked well was STORAGE TECHNOLOGY. WATERS CORP, a technology company that makes high-performance devices for medical laboratory and research activities, also helped support performance as did GUIDANT, a company that makes implantable medical devices such as defribulators and stents.

      The Portfolio's holdings in the utility and energy industries were disappointing performers particularly after September 11. Although not exposed to Enron, two of the Portfolio's energy holdings WILLIAMS and CALPINE declined in sympathy with Enron. Among individual holdings, the generic pharmaceutical company IVAX was a disappointment. Its stock price fell substantially because of an adverse court ruling.

Q:    HAVE YOU MADE ANY RECENT CHANGES TO THE PORTFOLIO?

A: In the face of weakness in oil prices, drilling companies and exploration and production stocks have become inexpensive and we added to our positions. ENSCO, a deepwater drilling company, was an acquisition in this area. At the same time, we have reduced our positions in utility stocks and have become more cautious about consumer-related companies in the face of economic weakness and widespread job layoffs that threaten consumer confidence. However, we did make a recent investment in retailer THE LIMITED when its price fell to an attractive level. We also added DANA CORP., AMERICAN STANDARD and QUANTUM CORP.

Q:    WHAT IS YOUR OUTLOOK?

A: I think the mid-cap value universe remains a sector of the stock market with significant potential. In my opinion, mid-cap value stocks offer attractive prices, lower risk and greater appreciation potential than other parts of the market, especially large-cap stocks, many of which are still highly priced. In an uncertain economic environment, I think the Portfolio is well positioned with its composition of reasonably priced stocks selected on the basis of strong company fundamentals.

                                   [SIDENOTE]

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

PIONEER GROWTH SHARES VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                           95%
Depositary Receipts for International Stocks                                  3%
U.S.-Denominated Foreign Stocks                                               2%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Technology                                                                   26%
Healthcare                                                                   26%
Consumer Staples                                                             18%
Capital Goods                                                                10%
Financials                                                                    7%
Consumer Cyclicals                                                            5%
Communication Services                                                        5%
Energy                                                                        2%
Utilities                                                                     1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Pfizer, Inc.                                                            6.75%
2. Microsoft Corp.                                                         6.18
3. Tyco International Ltd.                                                 5.20
4. American Home Products Corp.                                            4.88
5. General Electric Co.                                                    4.71

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                     12/31/01        12/31/00
Net Asset Value per Share                             $14.95          $18.39

DISTRIBUTIONS PER SHARE               INCOME       SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                 DIVIDENDS    CAPITAL GAINS   CAPITAL GAINS
                                      $    --      $    --         $     --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER GROWTH SHARES VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and the Russell 1000 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                       PIONEER GROWTH            S&P 500          RUSSELL 1000
                    SHARES VCT PORTFOLIO*         INDEX              INDEX
10/31/1997                 $10,000               $10,000            $10,000
12/31/1997                 $10,227               $10,654            $10,646
                           $11,773               $12,137            $12,068
                           $12,574               $12,537            $12,371
                           $11,094               $11,292            $11,095
12/31/1998                 $13,561               $13,692            $13,522
                           $14,761               $14,373            $14,080
                           $14,970               $15,382            $15,084
                           $13,314               $14,423            $14,088
12/31/1999                 $14,637               $16,567            $16,351
                           $15,010               $16,944            $17,064
                           $14,576               $16,493            $16,479
                           $14,862               $16,335            $16,597
12/31/2000                 $13,484               $15,059            $15,079
                           $11,570               $13,276            $13,184
                           $12,281               $14,054            $14,016
                           $10,023               $11,995            $11,881
12/31/2001                 $10,962               $13,276            $13,202

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                          2.23%
(10/31/97)
1 Year                                                                   -18.71%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In 2001, a deteriorating economy, which eventually fell into a recession, created a challenging environment for equity investing, especially for those strategies focusing on growth companies. In the following interview, Robert C. Junkin discusses the factors that influenced the performance of Pioneer Growth Shares VCT Portfolio during 2001. Mr. Junkin, a vice president at Pioneer, is a co-manager of the Portfolio.

Q:    HOW DID THE PORTFOLIO PERFORM DURING THE 12 MONTHS ENDED DECEMBER 31,
      2001?

A: Pioneer Growth Shares VCT Portfolio had a negative return, as its focus on large-company growth stocks caused it to lag the broad market indices during a period in which value strategies were in favor. Nevertheless, the Portfolio tended to outperform other large-company growth strategies. For the 12 months ended December 31, 2001, the Portfolio's Class I shares returned -18.71% at net asset value. During the same period, the Standard & Poor's 500 Index returned -11.88%, while the Russell 1000 Index had a return of -12.98%. These indexes tend to reflect the performance of both growth stocks and value stocks.

Q:    WHAT WERE THE PRINCIPAL FACTORS AFFECTING PERFORMANCE?

A: Economic growth slowed throughout 2001, with confirmation coming in the fourth quarter that we had fallen into recession. Technology stocks prices were the first to decline, and they fell the greatest distance. However, the steadily increasing investor awareness of the general economic downturn also affected most other growth stocks. Because we focus on blue chip, growth stocks, the Portfolio felt the effects of this slump, but not as much as more aggressive funds. While we emphasize stocks of growing companies, we also pay close attention to stock valuations and underlying company fundamentals. This helped us avoid some of the worst effects of the decline in growth company stocks.

Q:    WHAT WERE YOUR PRINCIPAL STRATEGIES IN THIS DIFFICULT PERIOD?

A: We maintained our long-term emphasis on large-cap growth companies, which we believe will be successful over the long run.

      Throughout the 12-month period, the greatest industry weightings were in three areas - health care, technology, and consumer staples. Together, they typically accounted for about 70% of Portfolio assets, even though technology was slightly underweighted compared to the general benchmarks for growth investors. In an environment of slowing growth, health care and consumer staples stocks tend to hold their value better than most other industries because their businesses are less vulnerable to changes in the economic cycle. Consumer staples stocks tended to perform relatively well for the Portfolio, but the major pharmaceutical companies did not do as well. The stocks of several drug companies fell in value after the companies reported disappointing earnings.

Q:    DID THE TERRORIST ATTACK OF SEPTEMBER 11 AFFECT YOUR STRATEGY?

A: The Portfolio was relatively defensively positioned on September 11, so the terrorist attack caused no major change in our immediate strategy. Before the events of September 11, we had thought that the economy might begin to rebound late in 2001, and we were prepared to start becoming more aggressive in our investments. With the events of September 11, we realized that the recovery would be delayed, so we did not become more aggressive in our overall strategy. The exception to this general statement was in technology. Immediately after September 11, the stock prices of many fundamentally sound technology companies fell farther. We took advantage of the resulting attractive prices to increase our tech holdings. For example, we added NOKIA to the Portfolio and expanded our holdings in several other tech companies.

Q:    WHAT TYPES OF INVESTMENTS MOST SIGNIFICANTLY AFFECTED PERFORMANCE?

A: Most of our technology positions performed poorly for the full year, even though some improved in the tech rally of late 2001. The biggest detractors to performance included EMC and SUN MICROSYSTEMS. As corporate customers slashed their information technology budgets, these companies suffered major losses in revenues and their stock prices dived.

      Despite the technology industry's general problems, some of our better performers were tech stocks. Scientific Atlanta, which manufactures set-top boxes for cable systems, performed well early in the year. We sold our position before the stock was pulled down in the general technology stock correction. MICROSOFT was another positive contributor, helped by improving prospects for a favorable outcome to its anti-trust case. Nokia, added to the Portfolio after September 11, performed well. BIOVAIL, a specialty pharmaceutical company, was another contributor.

Q:    WHAT IS YOUR OUTLOOK AS YOU ENTER 2002?

A: We see improvement. We think that we already are seeing early signs that the economy may have hit the bottom of its cycle and that we may see economic expansion in 2002, possibly late in the year. On the negative side, both corporate and consumer debt levels remain high, which could delay an economic revival or slow the growth rate of the eventual recovery. On the positive side, we have lower interest rates, which have reduced the costs of borrowing, and federal tax cuts, which should help stimulate spending. While we can't predict when the economy may begin to expand, we expect to see some improvements in the coming months. As we see actual evidence of a recovery, we expect to increase Portfolio weightings in those industries, such as technology, that typically do well during growth periods. We think the conditions are in place for some improvement in the equity market, but investors should not expect a quick return to the stock market performance of the late 1990s. Overall, we are cautiously optimistic.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                           98%
International Common Stocks                                                   2%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Real Estate Investment Trusts                                                99%
Financials                                                                    1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. Equity Office Properties Trust                                          8.92%
2. Archstone Smith Trust                                                   5.20
3. Equity Resident Property Trust                                          4.86
4. Apartment Investment & Management Co.                                   4.72
5. Simon Property Group Trust                                              4.57

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                     12/31/01        12/31/00
Net Asset Value per Share                             $14.77          $14.42

DISTRIBUTIONS PER SHARE+              INCOME       SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                 DIVIDENDS    CAPITAL GAINS   CAPITAL GAINS
                                      $0.56        $    --         $     --

+     The Portfolio paid a non-taxable distribution of $0.17 per share.

Performance of a $10,000 Investment

The following chart shows the value of an investment made in PIONEER REAL ESTATE GROWTH VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index. Portfolio returns are based on net asset value and do not reflect applicable insurance fees and surrender charges.

[CHART]

                  PIONEER REAL ESTATE                        WILSHIRE REAL ESTATE
                 GROWTH VCT PORTFOLIO*     S&P 500 INDEX       SECURITIES INDEX
 3/31/1995              $10,000               $10,000              $10,000
                        $10,721               $10,951              $10,435
12/31/1995              $11,696               $12,528              $11,322
                        $12,316               $13,790              $12,360
12/31/1996              $15,875               $15,396              $15,497
                        $16,875               $18,566              $16,507
12/31/1997              $19,235               $20,527              $18,565
                        $18,090               $24,155              $17,579
12/31/1998              $15,629               $26,381              $15,330
                        $16,414               $29,637              $16,369
12/31/1999              $14,977               $31,920              $14,841
                        $17,203               $31,777              $17,099
12/31/2000              $19,397               $29,014              $19,403
                        $20,540               $27,078              $21,306
12/31/2001              $20,911               $25,579              $21,407

Index comparison for Wilshire Index begins on 3/31/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 113 real estate securities. The Index is 93% real estate investment trusts (equity and hybrid) and 7% real estate operating companies. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                         11.39%
(3/1/95)
5 Years                                                                    5.67%
1 Year                                                                     7.80%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

Real estate investments provided shelter for investors in 2001 - posting notable gains amidst the broader stock market's decline for the second year in a row. True to its tendency to not move in step with stocks in general, the real estate sector buffered the effects of slower economic growth while paying above-average income amidst falling interest rates. In the following interview, portfolio manager Jeff Caira discusses the sector's achievements during the 12 months ended December 31, 2001 and his expectations for the coming year.

Q:    HOW DID REAL ESTATE INVESTMENTS PERFORM IN 2001?

A: Although the pace of gains slowed from the outstanding returns posted in 2000, real estate investments delivered positive performance in what is widely regarded as a very difficult year. Real estate investments were the beneficiary of a more conservative mood, as the slowing economy and tragic events of September 11 left investors with little appetite for risk. Total return at net asset value for Pioneer Real Estate Growth VCT's Class I shares was 7.80% for the 12 months ended December 31. The Wilshire Real Estate Securities Index generated a return of 10.33%.

      Our preference for larger, high-quality real estate investments, which played such a vital role in the Portfolio's competitive performance in the later months, proved to be a drawback in the early months of the fiscal year. At that time, income-oriented investors, confronted with the prospects of falling interest rates, bought high-yielding real estate investments - regardless of the company's asset quality, property type or long-term prospects. This heightened demand drove prices higher, contributing to their outperformance. In the second half of 2001, the income premium offered by these lower quality stocks began to wane - diminishing their risk/reward quotient as the likelihood of a recession became more apparent. Throughout this time, we avoided the temptation to hop to what was hot, choosing instead to remain committed to our long-term strategy of investing in high-quality companies with strong balance sheets and geographically diverse properties.

Q: DESPITE THE ECONOMIC SLOWDOWN, ARE THE FUNDAMENTALS OF THE REAL ESTATE INDUSTRY STILL COMPELLING?

A: We think so. While some sectors of the real estate market are seeing downward earnings revisions, supply/demand dynamics are the healthiest we've seen at this point in the economic cycle. This equilibrium is the result of more efficient capital markets, which, with the timely release of corporate reporting, are better able to assess the viability of real estate investment trusts (REITs). Ultimately, since the sector is not burdened with excess supply, REIT earnings should accelerate quickly when economic growth improves.

      Two more developments bode well for this industry. Two of the largest REITs (Equity Office Properties Trust and Equity Residential Properties) were added to the Standard & Poor's 500 Index in 2001. While real estate has long been recognized as an integral part of the economy, REITs were perceived as passive investment companies and, as such, didn't command their due respect. Their integration into a major market indicator is a momentous event and signals the market's acceptance of REITs as actively managed, dynamic investment entities. In addition, analysts have agreed to switch their primary reporting measurement of REITs from complicated funds from operation (FFO) to operating earnings per share. By adopting this more easily understood general accounting measure, we believe REITs may gain a wider audience.

Q:    WHICH SECTORS CONTRIBUTED TO PERFORMANCE?

A: Investments in self-storage REITs performed well. We increased the Portfolio's exposure to the sector during the summer, because it can act as a defensive hedge against weaker economic fundamentals. Last fall, Portfolio holding Storage USA enjoyed an added boost, when Security Capital announced that it would acquire the company at a premium price.

      The Portfolio's investments in retail REITs also did well. Holdings are diversified across both strip malls and shopping malls. Well-managed mall companies are benefiting from the dramatic fall in U.S. interest rates, which makes the cost of short-term floating-rate debt less expensive and impacts balance sheets favorably. Even if mall owners should see a decline in percentage rents (mall tenants typically pay a percentage of their sales in addition to their base rent), the decrease could be more than offset by savings from lower borrowing costs. Furthermore, while consumer confidence and U.S. growth may be falling, mall REITs are not highly correlated to retail spending. Mall leases for anchor tenants, that is, destination stores with the ability to draw large numbers of shoppers, tend to be long term -- thereby adding a degree of predictability and stability to these tenants' cash flow. Finally, should a recession dictate the closing of stores, we believe high-quality, publicly-owned malls, such as those comprising your Portfolio, would be more resilient to the downturn than lower-quality, privately-owned malls.

Q:    WHAT IS YOUR OUTLOOK?

A: The rally in late 2001, while boosting investors' spirits, was a little too sudden in our estimation, and we would not be surprised to see a retreat in early 2002. As with most sectors of the economy, there may be some further deterioration in real estate markets before we see a genuine economic recovery. However REITs have demonstrated that they can grow even in a recession. We believe high-quality REITs with long-term leases and competitive yields, such as those comprising your Portfolio, are in the best position to weather this transition.

                                   [SIDENOTE]

Real estate investments may be subject to special risks, including risks related to general and local economic conditions and risks related to an individual property.

PIONEER FUND VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                         93.7%
Depositary Receipts for International Stocks                                5.5%
International Common Stocks                                                 0.8%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Technology                                                                   19%
Financials                                                                   14%
Consumer Cyclicals                                                           13%
Health Care                                                                  11%
Consumer Staples                                                             11%
Energy                                                                        8%
Communication Services                                                        8%
Capital Goods                                                                 7%
Basic Materials                                                               4%
Transportation                                                                3%
Utilities                                                                     2%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. ChevronTexaco Corp.                                                     2.87%
2. IBM Corp.                                                               2.77
3. Schering-Plough Corp.                                                   2.57
4. SBC Communications, Inc.                                                2.44
5. Verizon Communications, Inc.                                            2.22

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                     12/31/01        12/31/00
Net Asset Value per Share                             $19.08          $22.67

DISTRIBUTIONS PER SHARE                INCOME      SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                  DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                                       $0.170      $0.293          $0.722

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER FUND VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                                            PIONEER FUND
                                           VCT PORTFOLIO*          S&P 500 INDEX
10/31/1997                                    $10,000                 $10,000
12/31/1997                                    $10,543                 $10,654
                                              $11,944                 $12,137
                                              $11,964                 $12,537
                                              $10,985                 $11,292
12/31/1998                                    $13,296                 $13,692
                                              $13,525                 $14,373
                                              $14,728                 $15,382
                                              $13,877                 $14,423
12/31/1999                                    $15,411                 $16,567
                                              $15,785                 $16,944
                                              $16,018                 $16,493
                                              $15,908                 $16,335
12/31/2000                                    $15,600                 $15,059
                                              $14,196                 $13,276
                                              $14,760                 $14,054
                                              $12,722                 $11,995
12/31/2001                                    $13,908                 $13,276

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                          8.23%
(10/31/97)
1 Year                                                                   -10.85%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following, John Carey discusses the factors that affected the Pioneer Fund VCT Portfolio's performance over the year ended December 31, 2001.

Q:    HOW DID THE PORTFOLIO PERFORM DURING THE RATHER TUMULTUOUS YEAR?

A: The United States stock market continued to experience difficulty during the year 2001. The bear market that began in 2000 broadened and deepened in 2001, until, by September, it had encompassed stocks in most major industries and economic sectors. The terrible events of September 11 drove stock prices to new lows. Then, as they say, an interesting thing happened: prices quickly recovered from those low levels and by year-end were exploring yet higher levels. We are hopeful that the market established a base in late 2001, but only time will tell. In the meantime, Pioneer Fund VCT Portfolio results in 2001 reflected the general weakness of share prices throughout most of the year.

      For the twelve months ended December 31, 2001, Pioneer Fund VCT Portfolio fell, at net asset value, by 10.85%. By comparison, the Standard and Poor's 500 fell 11.84% over the same time period. We would attribute our somewhat better performance relative to the market to our stock selection and the lack of exposure to some of the market's bigger losers. The Portfolio did not, for instance, own any shares of Enron and had only a very modest exposure to the travel and leisure industries that were so severely affected by the September attacks on our country.

Q:    WHERE ARE YOU FINDING OPPORTUNITIES IN TODAY'S MARKET?

A: Going into the second half of 2001, we believed that we already owned most of the attractive opportunities in our universe of large-cap, blue-chip U.S. stocks. We had been quite active in the latter part of 2000 and the early part of 2001, particularly with respect to investing in opportunities we began to see in the technology sector. In the final two quarters of 2001 we added to the basic materials sector, initiating positions in three well-established chemical companies, DOW CHEMICAL, AIR PRODUCTS & CHEMICALS AND PPG. Chemicals are an industry that tends to benefit from lower energy prices; chemical making is generally quite an energy-intensive process. A stronger economy should also contribute to higher demand for chemical products.

      Another new name in the Portfolio is CHEVRONTEXACO. The new company combines two of our large, previous holdings and creates a major, worldwide oil-and-gas company that stands to be a strong competitor to the other leading companies in the energy industry.

      During the second half of the year we sold companies we thought had slipped into a weaker competitive or financial position during the economic downturn in order to strengthen the investment characteristics of the portfolio. We sold ten positions outright; two additional holdings, Harcourt General and Ralston Purina, were purchased in cash acquisitions by other companies; and we liquidated a small position in Zimmer Holdings we had received as a spin-off from another portfolio company.

Q:    DO YOU HAVE ANY OTHER THOUGHTS ON THE OUTLOOK FOR 2002?

A: Our country endured some awful trauma in September 2001. In any forecast, it is important both to acknowledge that and to admit that we do not know the full ramifications. With that important caveat, we like what we see as we survey the business landscape in the United States today. We do think the stage is set for recovery. Next year at this time we hope to have better news. In the meantime, we intend to keep working hard to help you, our shareowners, meet your long-term financial goals. Thank you for your support.

PIONEER EQUITY INCOME VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                           98%
U.S. Convertible Securities                                                   2%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Financials                                                                 19.7%
Utilities                                                                  16.6%
Energy                                                                     11.8%
Health Care                                                                11.0%
Communication Services                                                     10.4%
Capital Goods                                                               8.6%
Consumer Staples                                                            8.6%
Consumer Cyclicals                                                          5.0%
Basic Materials                                                             3.4%
Technology                                                                  2.8%
Transportation                                                              2.1%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

1. ChevronTexaco Corp.                                                     4.72%
2. SBC Communications, Inc.                                                3.49
3. Exxon Mobil Corp.                                                       3.43
4. Verizon Communications, Inc.                                            2.94
5. Schering-Plough Corp.                                                   2.88

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                     12/31/01        12/31/00
Net Asset Value per Share                             $18.40          $21.28

DISTRIBUTIONS PER SHARE               INCOME       SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                 DIVIDENDS    CAPITAL GAINS   CAPITAL GAINS
                                      $0.357       $     --        $1.064

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER EQUITY INCOME VCT PORTFOLIO at net asset value, compared to the growth of Standard & Poor's (S&P) 500 Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                               PIONEER EQUITY INCOME VCT
                                       PORTFOLIO*                S&P 500 INDEX
3/1/1995                                $10,000                     $10,000
                                        $10,990                     $11,315
12/31/1995                              $12,362                     $12,943
                                        $12,881                     $14,247
12/31/1996                              $14,240                     $15,906
                                        $16,867                     $19,182
12/31/1997                              $19,257                     $21,208
                                        $21,635                     $24,956
12/31/1998                              $23,455                     $27,256
                                        $25,207                     $30,620
12/31/1999                              $23,739                     $32,978
                                        $23,677                     $32,831
12/31/2000                              $27,264                     $29,976
                                        $26,176                     $27,976
12/31/2001                              $25,364                     $26,427

The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                         14.58%
(3/1/95)
5 Years                                                                   12.24%
1 Year                                                                    -6.97%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following discussion, John Carey, the portfolio manager of Pioneer Equity Income VCT Portfolio discusses the factors that affected the Portfolio's performance over the past year.

Q:    PLEASE DISCUSS THE RESULTS OF THE PORTFOLIO OVER THE YEAR.

A: It was a difficult year in the stock market. Pioneer Equity Income VCT Portfolio declined by 6.97%, at net asset value, over the twelve months ended December 31. The Standard & Poor's 500 declined 11.84% for the same period.

      Thus, our Portfolio achieved better results than the broad market as measured by the S&P. Nevertheless, it was a bear-market year, one in which share prices weakened with the economy. Making matters worse, of course, were the terrible events of September 11, namely the attack on the United States that led in its immediate aftermath to sharp drops in consumer, business, and investor confidence.

Q:    WHAT SPECIFIC FACTORS HELPED OR HURT PERFORMANCE DURING THE PAST YEAR?

A: We were gratified that Pioneer Equity Income VCT Portfolio held up relatively well during a year that was so rough for the market. Surely our focus on conservatively valued, dividend-paying stocks stood us in good stead at a time when the market was jittery about over-priced stocks. It was a very different market from that of a couple of years ago, when it seemed that only the faintest sign or the merest whiff of sales or earnings growth was enough to send the market into paroxysms of enthusiasm and table-pounding, strong buy recommendations.

      The broad market rally was obviously beneficial to the Portfolio's performance. However, aside from that, our stock picks in the industrial sector added to performance. Both PACCAR and GORMAN-RUPP performed well. Our underweight consumer staples also helped, as the sector underperformed the market.

      The main contributor to performance during the year as a whole was our underweighting technology stocks, as the sector typically does not offer us many dividend-paying stocks. As telecommunication services companies sold off after their strong third quarter rally, our overweighting in this dividend-paying sector also hurt. Although our underweighting in the health care sector in general served us well, several of our stock picks witnessed declines. MERCK, BRISTOL-MEYERS and SCHERING-PLOUGH were disappointments.

Q:    WHAT RECENT CHANGES HAVE YOU MADE IN PORTFOLIO HOLDINGS?

A: Recently we have been moving the Portfolio into position to take part fully in the economic rebound we believe will occur in the next year. Accordingly, we have increased weightings in basic materials, capital goods, and energy since last year. Additions in recent months include, in basic materials, AIR PRODUCTS & CHEMICALS, DOW CHEMICAL, and PPG INDUSTRIES (also a chemical company); in capital goods, BOEING; and, in energy, PHILLIPS PETROLEUM. We have also modestly increased our weighting in financial services with our recent additions of MERRILL LYNCH and WASHINGTON MUTUAL.

Q:    WHAT ELSE WOULD YOU LIKE TO SAY ABOUT THE OUTLOOK FOR 2002?

A: From an investment point of view, we are proceeding with extra caution. But the operative word as always for us is proceeding. That is, we are going about our daily work of studying companies and evaluating their stocks. We are thinking about the stock market and ways to build a winning strategy for our stock investments. We believe that fiscal and monetary policies for an economic recovery are in place. We also feel that dividend-paying stock investing will play a larger role in investors' portfolios, and think that the market will provide us with ample opportunities in this arena.

PIONEER BALANCED VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                                         73.1%
U.S. Government Agency Obligations                                         11.5%
Corporate Bonds                                                             9.3%
U.S. Treasury Obligations                                                   3.4%
CMO-Non Agency                                                              1.1%
Asset Backed Securities                                                     0.8%
International Stocks                                                        0.5%
Depositary Receipts for International Stocks                                0.3%

SECTOR DISTRIBUTION
(As a percentage of long-term holdings)

[CHART]

Financials                                                                   17%
U.S. Government Securities                                                   16%
Technology                                                                   13%
Health Care                                                                  12%
Consumer Staples                                                             10%
Consumer Cyclicals                                                            8%
Capital Goods                                                                 6%
Communication Services                                                        5%
Utilities                                                                     5%
Energy                                                                        4%
Other                                                                         4%

FIVE LARGEST HOLDINGS
(As a percentage of long-term holdings)

1. General Electric Co.                                                    2.13%
2. Government National Mortgage Association,
   Remic Series, 1998-13b 6.5%, 12/20/25                                   2.00
3. Federal National Mortgage Association, 6.0%, 11/1/14                    1.73
4. Pfizer, Inc.                                                            1.70
5. Government National Mortgage Association, 6.5%, 2/15/29                 1.55

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                     12/31/01        12/31/00
Net Asset Value per Share                             $13.91          $14.60

DISTRIBUTIONS PER SHARE               INCOME       SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                 DIVIDENDS    CAPITAL GAINS   CAPITAL GAINS
                                      $0.355       $     --        $     --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER BALANCED VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index and Lehman Brothers Government/Credit Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                   PIONEER BALANCED VCT    LEHMAN BROTHERS GOVERNMENT/
                        PORTFOLIO*              CREDIT BOND INDEX          S&P 500 INDEX
3/31/1995                $10,000                     $10,000                  $10,000
                         $10,598                     $10,649                  $10,951
12/31/1995               $11,847                     $11,359                  $12,528
                         $12,437                     $11,144                  $13,790
                         $13,536                     $11,687                  $15,396
                         $14,882                     $12,007                  $18,566
12/31/1997               $15,920                     $12,827                  $20,527
                         $16,921                     $13,362                  $24,155
                         $16,341                     $14,042                  $26,381
                         $16,800                     $13,723                  $29,637
12/31/1999               $16,754                     $13,740                  $31,920
                         $17,199                     $14,314                  $31,777
                         $17,668                     $15,368                  $29,014
                         $17,782                     $15,908                  $27,078
12/31/2001               $17,268                     $16,675                  $25,579

Index comparisons begin 3/31/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index is an unmanaged measure of investment-grade domestic and Yankee bonds. Bonds in the Index must be publicly issued, fixed-rate and non-convertible. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. Portfolio returns are based on net asset value and do not reflect any annuity-related costs. You cannot invest directly in the Indices.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                          8.63%
(3/1/95)
5 Years                                                                    4.99%
1 Year                                                                    -2.26%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

The Quantitative Management Group of Prudential Financial is an investment team with over 25 years of investment management experience. The team lead by Mark Stumpp and James Scott took responsibility for management of Pioneer Balanced VCT Portfolio on May 1, 2001. Team members Mike Lenarcic and co-manager John Van Belle oversee and manage the asset allocation of the equity portion of the portfolio; Michael Lillard manages the fixed income portion. In the following interview, Mike, John and Michael explain their management strategy for the Balanced VCT Portfolio and discuss Portfolio performance during the year ended December 31, 2001.

Q:    HOW DID THE PORTFOLIO PERFORM DURING 2001?

A: Corrections in the prices of stocks and corporate bonds in the weeks immediately following September 11 pulled down performance for the year. For the 12 months ended December 31, 2001, Pioneer Balanced VCT Portfolio returned -2.26% at net asset value.

Q:    WHAT WERE THE PRINCIPAL FACTORS THAT AFFECTED PERFORMANCE?

A: Over the full year, the dominant factor affecting both the stock and bond market was the weakening economy. Early in the period, the stock market suffered steep corrections, with the sharpest price losses occurring in technology and telecommunications shares that had risen to high valuations in the bull market of the late 1990s. In the fixed income markets, corporate bonds - with their yield advantages over Treasuries - did well in the early months. Investors had begun to anticipate that the economy would turn around and begin growing again late in 2001, but the events of September 11 changed all projections. Consumers reduced their expenditures, exacerbating the economic slowdown and driving down even further the prices of stocks. Corporate bonds also lost value in the weeks immediately following September 11 as economic uncertainty caused fears about credit risk. However, late in 2001, some early signs appeared to be pointing toward a potential economic recovery, and stocks and corporate bonds began rebounding from the low points they reached in October. Large-cap technology companies, which had been among the poorer performers early in the year, were among those to perform most strongly during this late-year rally.

Q:    WHAT WERE YOUR PRINCIPAL STRATEGIES IN MANAGING THE STOCK PORTFOLIO?

A: Within the equity portion of the Portfolio, we continued to have a widely diversified portfolio of more than 275 different stock names. We tended to hold more value stocks than the S&P 500 Index. By sector, our largest overweightings relative to the Index at the end of the year were in health services, commercial services, health technology and utilities, while our more significant underweightings tended to be in producer manufacturing, consumer non-durable goods, industrial services and basic materials.

      Our biggest holdings tended to be among the largest companies in the S&P - major corporations such as GENERAL ELECTRIC, MICROSOFT, PFIZER, CITIGROUP and INTEL. Our largest overweight positions relative to the S&P 500 were SEARS ROEBUCK & CO., UNITEDHEALTH GROUP, NVIDIA CORPORATION, RYAN'S FAMILY STEAK HOUSES and GENERAL DYNAMICS. Our most significant underweight positions were WAL-MART, Microsoft, and General Electric.

Q:    WHAT WERE YOUR PRINCIPAL STRATEGIES IN MANAGING THE FIXED INCOME
      PORTFOLIO?

A: Compared to the Lehman Brothers Aggregate Bond Index, we were slightly underweight in government securities, slightly overweight in investment-grade corporate securities and even with the Index in mortgage securities. We keep the Portfolio's interest-rate sensitivity, as measured by duration, even with that of the Lehman Brothers Index. We did not invest in any bonds rated below-investment grade.

Q:    WHAT IS YOUR OUTLOOK?

A: We believe the economy will emerge from recession in the first quarter of 2002, which should be positive for equities. In this scenario, most fixed income securities also should have positive total returns, probably close to that of their current yields, with only minor price changes.

      As economic growth increases, we would expect the relative attractiveness of stocks and bonds to change, and we may begin adjusting the Portfolio's asset allocation to increase our bond holdings and reduce our equity holdings. However, we do not expect to make any major changes in asset allocation.

PIONEER HIGH YIELD VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

Convertible Corporate Bonds                                                  62%
Corporate Bonds                                                              28%
Convertible Preferred Stocks                                                 10%

MATURITY DISTRIBUTION
(Effective life as a percentage of total investment portfolio)

[CHART]

1 - 3 years                                                                25.8%
3 - 4 years                                                                25.0%
4 - 6 years                                                                38.9%
6 - 8 years                                                                 4.9%
8+ years                                                                    5.4%

FIVE LARGEST HOLDINGS
(As a percentage of total investment portfolio)

1. Aspen Technology, 5.25%, 6/15/05                                        4.84%
2. Freeport-McMoran Copper & Gold Inc., 8.25%, 1/31/06 (144A)              4.49
3. Cummins Capital Trust I, 7.0%, 6/15/31 (144A)                           4.00
4. Tower Automotive Inc., 5.0%, 8/1/04                                     3.87
5. Benchmark Electrical Inc., 6.0%, 8/15/06                                3.52

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                     12/31/01        12/31/00
Net Asset Value per Share                             $10.33           $9.82

DISTRIBUTIONS PER SHARE               INCOME       SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                 DIVIDENDS    CAPITAL GAINS   CAPITAL GAINS
                                      $0.951       $0.114          $     --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER HIGH YIELD VCT PORTFOLIO at net asset value, compared to the growth of Merrill Lynch (ML) High Yield Master II Index and the Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality). Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                   PIONEER HIGH YIELD VCT          ML HIGH YIELD         ML INDEX OF CONVERTIBLE BONDS
                         PORTFOLIO*               MASTER II INDEX            (SPECULATIVE QUALITY)
5/31/2000                 $10,000                     $10,000                       $10,000
6/30/2000                 $10,692                     $10,193                       $10,511
                          $10,698                     $10,248                       $ 9,971
                          $11,230                     $10,348                       $11,077
                          $11,221                     $10,259                       $10,664
                          $11,090                     $ 9,933                       $ 9,964
                          $10,568                     $ 9,552                       $ 8,365
12/31/2000                $10,623                     $ 9,770                       $ 8,424
                          $11,466                     $10,388                       $ 9,269
                          $11,314                     $10,546                       $ 8,068
                          $11,335                     $10,335                       $ 7,514
                          $11,722                     $10,194                       $ 8,195
                          $11,960                     $10,374                       $ 8,198
6/30/2001                 $11,854                     $10,101                       $ 8,074
                          $11,942                     $10,265                       $ 7,857
                          $12,108                     $10,346                       $ 7,673
                          $11,387                     $ 9,631                       $ 6,974
                          $11,718                     $ 9,939                       $ 7,256
                          $12,184                     $10,288                       $ 7,611
12/31/2001                $12,387                     $10,207                       $ 7,882

Index comparisons begin on 5/31/00. The Merrill Lynch High Yield Master II Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The Merrill Lynch Index of Convertible Bonds (Speculative Quality) is a market-capitalization weighted index including mandatory and non-mandatory domestic corporate convertible securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                         12.32%
(5/1/00)
1 Year                                                                    16.60%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

During the Portfolio's fiscal year, manager Margaret Patel once again produced strong results compared to the market. In the following commentary, Ms. Patel explains the reasons behind her market-beating performance.

Q:    HOW DID THE PORTFOLIO PERFORM?

A: During a difficult period for the high-yield market, the Portfolio was able to offer very strong returns. In 2001, the Portfolio's Class I shares posted a total return of 16.6%. To compare, the Merrill Lynch High Yield Master II Index returned 4.48% during the same period.

Q: HOW WERE YOU ABLE TO POST SUCH SUCCESSFUL RETURNS IN A MARKET THAT BARELY BROKE EVEN?

A: We avoided those areas of the market that suffered significant losses. These areas included telecommunications services firms that could not find capital to fund their operations; companies in the construction, building products and auto insulation sectors, which faced the re-emergence of problems related to asbestos liability; and airlines, which encountered significant problems in the wake of September 11. Rising default rates brought on by the slowing economy and eroding financial results held the high-yield market back for most of the year. Moreover, banks restricted lending and the equity markets struggled, dampening investor enthusiasm for high-yield bonds. However, late in 2001 continued aggressive short-term interest rate cuts by the Federal Reserve Board improved investor sentiment regarding the future course of the economy. This, in turn, helped buoy high-yield bonds. The Portfolio's performance was helped by rising above these factors to focus on investments that were, by nature, more immune to decreased liquidity in the high-yield market. A shift into more economically sensitive areas of the market also boosted performance later in the year.

Q:    WHAT WAS YOUR STRATEGY?

A: Our basic approach remained the same. We continued to focus on opportunities in sectors or industries that were growing faster than the economy as a whole and that offered relative value. This focus led us to continue to favor the technology sector. We emphasized companies offering unique products or services that enabled them to remain well positioned within their industries and that enjoyed sufficient liquidity in their balance sheets. An example would be electronic instrument and control manufacturer Vishay Intertechnology. In response to the Fed's continued aggressive rate cutting, we also increased exposure to consumer cyclicals and basic materials. We believe that substantially lower interest rates will help these industries stabilize and improve operating results over the next three to six months. We began to add investments in interest-rate sensitive sectors such as autos, paper and forest products - including INTERNATIONAL PAPER - building materials, retailing and non-ferrous metals.

Q: WHICH WERE SOME OF THE BETTER-PERFORMING INVESTMENTS FOR THE PORTFOLIO? WHICH WERE DISAPPOINTMENTS?

A: On the positive side we'd mention two companies that were taken over during the course of the fiscal year. One of the goals of value investing is recognizing the inherent value of a company before market action leads to the capital appreciation of the company's securities, or before another company in the industry decides to acquire it. In these cases, the acquiring companies recognized the same kind of value that we did when we chose the securities for the Portfolio. First, there was Digital Island, a network service provider, which rose materially in price after Cable & Wireless acquired its operations. In addition, Vishay Intertechnology acquired GENERAL SEMICONDUCTOR. Other positive contributors included J.C. PENNEY. This retailer's issues rose due to a successful restructuring by new management. The retail sector gained popularity late in the year due to renewed optimism about the economy. Improved sentiment also helped FAIRCHILD SEMICONDUCTOR - semiconductors typically lead the technology sector when a rebound in economic growth occurs - and building materials firm Nortek. In the health care industry, Fisher Scientific posted improved operating results. Biorad Labs, which we have since sold, also benefited from better results and the fact that the company sells the only viable Mad Cow Disease test currently on the market.

      On the down side, there was excite@home, which we have since sold. The company's heavy debt burden made its future uncertain, despite its valuable broad-band assets and significant broad-band transport business to other companies. In addition, we sold off the Portfolio's holdings in Critical Path, a company that provides outsourced email services. Questionable accounting practices caused the company's revenues and operating results to be materially lower than expected.

Q:    HOW DID YOU RESPOND TO THE TERRORIST ATTACKS OF SEPTEMBER 11, 2001?

A: We expect that most of the holdings in the Portfolio will experience lower sales and diminished cash flow over the near term. As a result, we've concentrated efforts on reviewing each holding to make sure it remains viable going forward. Fortunately, the Portfolio held no airline or airline service company holdings, which were most negatively affected by the events of September 11. With an uncertain outlook for airline travel, we are not currently considering adding investments in that sector to the Portfolio.

Q:    WHAT IS YOUR OUTLOOK?

A: We are optimistic about the outlook for the high-yield market. We believe that the effects of Federal Reserve Board interest-rate cuts should cause the economy to grow in 2002. As a result, we believe that continuing improvement in operating and financial results for high-yield issuers should help high-yield investors achieve attractive relative returns.

                                   [SIDENOTE]

The Portfolio invests in high yield bonds, which may be subject to greater principal fluctuations than investment-grade bonds.

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER STRATEGIC INCOME VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

Corporate Bonds                                                              45%
Convertible Corporate Bonds                                                  25%
Foreign Government Bonds                                                     13%
U.S. Treasury Obligations                                                     7%
U.S. Government Agency Obligations                                            5%
Asset-Backed Securities                                                       3%
Supranational Bonds                                                           1%
Municipal Bonds                                                               1%

QUALITY DISTRIBUTION

[CHART]

AAA                                                                         1.4%
AA                                                                          3.3%
A                                                                           6.7%
BBB                                                                         8.8%
Below BBB                                                                  60.3%
Treasury/Agency                                                            18.9%
Cash Equivalents                                                            0.6%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

1. Government of France, 3.0%, 7/25/09                                     4.60%
2. U.S. Treasury Bonds, 7.875%, 2/15/21                                    3.94
3. U.S. Treasury Notes, 5.75%, 8/15/10                                     2.39
4. Qwest Capital Funding, 7.25%, 2/15/11 (144A)                            1.68
5. Owens & Minor, 8.50%, 7/15/11                                           1.58

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                    12/31/01        12/31/00
Net Asset Value per Share                             $9.33           $9.43

DISTRIBUTIONS PER SHARE+              INCOME      SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                 DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                                      $0.674      $     --        $     --

+     The Portfolio paid a non-taxable distribution of $0.060 per share.

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER STRATEGIC INCOME VCT PORTFOLIO at net asset value, compared to the growth of the Lehman Brothers U.S. Universal Index and Lehman Brothers Aggregate Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                     PIONEER STRATEGIC        LEHMAN BROTHERS AGGREGATE    LEHMAN BROTHERS U.S.
                   INCOME VCT PORTFOLIO*             BOND INDEX               UNIVERSAL INDEX
7/31/1999                 $10,000                      $10,000                    $10,000
                           $9,999                      $10,111                    $10,097
12/31/1999                $10,070                      $10,099                    $10,136
                          $10,058                      $10,322                    $10,350
                          $10,180                      $10,500                    $10,521
                          $10,316                      $10,817                    $10,833
12/31/2000                $10,525                      $11,273                    $11,234
                          $10,784                      $11,616                    $11,589
                          $10,913                      $11,680                    $11,654
                          $10,896                      $12,221                    $12,117
12/31/2001                $11,251                      $12,225                    $12,144

Index comparison begins July 31, 1999. The Lehman Brothers U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded from the Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                          4.97%
(7/29/99)
1 Year                                                                     6.90%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

Strategic Income VCT Portfolio posted strong relative performance compared to its competitors in 2001, despite problems in the domestic high-yield market caused by fears of an economic slump. These concerns were exacerbated in the wake of the September 11 terrorist attack. In the following interview Kenneth J. Taubes discusses the factors that influenced the Portfolio's performance during the 12 months. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for the daily management of the Portfolio.

Q:    HOW DID THE PORTFOLIO PERFORM DURING 2001?

A: The Portfolio's diversified approach to fixed income investing worked to smooth out the volatility experienced in different sectors. Excellent sector and security selection helped performance during a time of slowing economic growth. For the 12 months, the Portfolio had a total return of 6.90%, which placed it in among leaders in its competitive group of variable annuity portfolios, even though it trailed the benchmark Lehman Brothers Aggregate Bond Index, which had a return of 8.44%. The index does not include any foreign holdings, while the Portfolio typically invests part of its assets overseas. Performance by investments outside the United States were undercut during a period of strong gains by the U.S. dollar versus foreign currencies, especially the euro.

Q:    WHAT FACTORS HAD THE GREATEST INFLUENCE ON PORTFOLIO PERFORMANCE?

A: Early in the year, a generally favorable environment for domestic corporate bonds, which the Portfolio usually emphasizes, aided performance. Even though the lower-rated, high-yield sector tended to underperform during a period of mounting concerns about slowing economic growth, our high-yield selections tended to perform well. These trends continued at the start of the second half - until September 11. In the weeks following the terrorist attack, worries about the health of the economy intensified. Bonds that carried credit risk - including corporate bonds and especially high-yield bonds - fell in value. With corporate bond prices falling, the difference in yields between corporates bonds and Treasury securities widened as fixed-income investors became increasingly risk-averse. As a result, corporate bonds underperformed government bonds for the final six months of the year, despite corporates staging a comeback in the waning weeks of the year. Evidence had begun to accumulate that the economic slump may be approaching its bottom.

      While high-yield bonds, as a group, underperformed high-quality securities for the full year, our high-yield selections tended to do very well, helping relative performance substantially. One of our key decisions was to own very few telecommunications industry bonds, a sector with terrible performance during the year. High-yield holdings that made significant positive contributions to Portfolio returns included BECKMAN INSTRUMENTS, a medical equipment company whose credit rating was upgraded to investment-grade during the period, and STONE CONTAINER, a packaging company that performed well despite being in a cyclical industry. At the end of the year, slightly more than half of the Portfolio was invested in domestic, high-yield securities.

      Currency played a major role in the performance of foreign investments, especially of bonds denominated in the euro. The euro continued to fall in value, losing 5.5% of its value versus the U.S. dollar, reducing the returns of any investments on the Continent. At the end of the fiscal year, 14.8% of Portfolio assets were invested in investment-grade, foreign bonds, mostly denominated in the euro.

      The situation was somewhat different in lower-rated, emerging market debt. Our emerging market selections, which accounted for 9.5% of net assets as of December 31, 2001, tended to do well. Portfolio performance was helped by our decision to greatly underweight troubled Argentina. Our investments in Russia also supported performance. Individual securities that helped during the period included those of AES CHINA, a power company, GRUPO Elektra, a Mexican retailer, and Reliance Holdings, a diversified Indian corporation with extensive operations in the petrochemical industry.

Q:    WHAT IS YOUR OUTLOOK ENTERING 2002?

A:    We think the Portfolio is well positioned for the new year.

      Looking first at the domestic scene, we believe that we may be beginning to see signs of renewed confidence in the economy. The terrorist attack of September 11 probably postponed the economy's recovery, but some signs for optimism re-appeared toward the end of 2001. The spreads - or difference in yields - between corporate bonds and Treasuries have already started to narrow, with corporate bonds beginning to post better relative returns as their prices have risen. We think this trend should continue in 2002. We expect to continue to focus on corporate bonds, especially high-yield bonds, which offer the potential for strong performance both on a total return and current yield basis.

      On the foreign scene, the prospects for recovery for euro-denominated bonds appear to be increasing. With very low relative short-term interest rates in the United States and the prospect of an improving European economy, the incentives for foreign investors to buy euro-denominated securities may increase.

      Overall, we think our diversified strategy puts the Portfolio in a good position to benefit from a global economic recovery in the United States and abroad.

                                   [SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

International investing may involve special risks, including differences in accounting and currency as well as economic and political instability.

PIONEER SWISS FRANC BOND VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

Corporate Bonds                                                              73%
Foreign Government Bonds                                                     27%

QUALITY DISTRIBUTION
(As a percentage of debt holdings)

[CHART]

AAA                                                                        29.9%
AA                                                                         37.2%
A                                                                          21.4%
BBB                                                                         4.6%
Cash and Cash Equivalents                                                   6.9%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

1. Citibank Credit Card Master Trust, 3.50%, 11/25/04                      6.30%
2. Elecricite De France, 6.625%, 10/15/07                                  5.49
3. Montreal Urban Community, 5.25%, 6/09/03                                5.21
4. Transpower Finance Ltd., 4.25%, 6/10/04                                 5.14
5. Republic of Italy, 0.0%, 12/11/05                                       5.13

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                      12/31/01       12/31/00
Net Asset Value per Share                              $11.44         $11.37

DISTRIBUTIONS PER SHARE              INCOME       SHORT-TERM       LONG-TERM
(12/31/00 - 12/31/01)                DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                     $    --      $    --          $    --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER SWISS FRANC BOND VCT PORTFOLIO at net asset value, compared to the growth of the Merrill Lynch Global Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                            PIONEER SWISS FRANC         MERRILL LYNCH GLOBAL
                            BOND VCT PORTFOLIO*              BOND INDEX
11/30/1995                        $10,000                      $10,000
12/31/1995                        $10,013                      $10,110
                                  $ 9,244                      $ 9,991
                                  $ 8,931                      $10,515
                                  $ 8,379                      $10,543
12/31/1997                        $ 8,313                      $10,845
                                  $ 8,079                      $11,196
                                  $ 9,101                      $12,231
                                  $ 8,061                      $11,596
12/31/1999                        $ 7,864                      $11,802
                                  $ 7,593                      $11,932
                                  $ 7,877                      $12,392
                                  $ 7,219                      $12,237
12/31/2001                        $ 7,926                      $12,799

Index comparison begins 11/30/95. The Merrill Lynch Global Bond Index is an unmanaged measure of nearly 3,000 global government securities and Eurobonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                         -3.66%
(11/1/95)
5 Years                                                                   -2.36%
1 Year                                                                     0.62%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

In the following discussion, Andrew Feltus, a member of Pioneer Swiss Franc Bond VCT Portfolio's investment team, reviews the past year and the factors that affected the Portfolio's performance.

Q:    HOW DID THE PORTFOLIO PERFORM OVER THE YEAR?

A: The main objective of the Portfolio is to track the performance of the Swiss franc, and we achieved that over the year. In fact, your Portfolio's performance surpassed the performance of the Swiss franc. The Portfolio returned 0.62% for the twelve months ended December 31, 2001, while the Swiss franc declined 2.97% for the year. In comparison the Portfolio's benchmark index, the Merrill Lynch Global Bond Index, returned 3.28%.

Q:    HOW IS THE PORTFOLIO STRUCTURED?

A: The Portfolio's average maturity is kept relatively short. This decision relates to the fact that we are concerned about the potential for inflation in Europe due to the weakness of several different currencies. The Portfolio's average maturity on December 31, 2001 was 2.51 years compared to 2.55 years at June 30, 2001.

      We focus almost exclusively on high-quality issues choosing those that are attractively valued with respect to both price and yield. On December 31, the average credit quality of the Portfolio was AA. (Ratings apply to the creditworthiness of the issuer, not Portfolio shares.) The Portfolio consists of corporate credits, supranationals, government and sovereign bonds. We believe a blend of different kinds of bonds in the Portfolio provides shareowners with a level of diversification.

Q:    WHAT IS YOUR OUTLOOK FOR THE SWISS FRANC AND THE PORTFOLIO?

A: In general, we are positive on European currencies, but we do not expect any significant increases or decreases in comparison to other currencies. However, we expect that the Swiss franc will be weaker than other European currencies. The Swiss Central Bank is no longer constrained by gold reserve laws and bankers at the Swiss Central Bank have expressed concerns about deflation unless the Swiss franc weakens. Both of these factors should lead to an easier monetary policy, combined with a lax fiscal policy, likely resulting in a weaker Swiss franc.

                                   [SIDENOTE]

International investing may involve special risks, including differences in accounting and currency as well as economic and political instability.

PIONEER AMERICA INCOME VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Government Agency Obligations                                           66%
U.S. Treasury Obligations                                                    30%
Temporary Cash Investments                                                    4%

PORTFOLIO MATURITY
(Effective life as a percentage of total investment portfolio)

[CHART]

0 - 1 year                                                                  2.0%
1 - 3 years                                                                24.2%
3 - 4 years                                                                23.6%
4 - 6 years                                                                16.3%
6 - 8 years                                                                 4.4%
8+ years                                                                   29.5%

FIVE LARGEST HOLDINGS
(As a percentage of debt holdings)

1. U.S. Treasury Bonds, 7.25%, 5/15/16                                    17.61%
2. U.S. Treasury Bonds, 6.25%, 8/15/23                                    10.21
3. U.S. Treasury Notes, 6.5%, 2/15/10                                      3.03
4. Tennessee Valley Authority, 6.375%, 6/15/05                             2.78
5. Federal Home Loan Bank, 5.875%, 11/15/07                                2.44

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                       12/31/01      12/31/00
Net Asset Value per Share                              $10.06         $9.97

DISTRIBUTIONS PER SHARE               INCOME       SHORT-TERM      LONG-TERM
(12/31/00 - 12/31/01)                 DIVIDENDS    CAPITAL GAINS   CAPITAL GAINS
                                      $0.546       $   --          $     --

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER AMERICA INCOME VCT PORTFOLIO at net asset value, compared to the growth of the Lehman Brothers Mortgage-Backed Index and Lehman Brothers Government Bond Index. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                    PIONEER AMERICA                LEHMAN BROTHERS                  LEHMAN BROTHERS
                 INCOME VCT PORTFOLIO*          MORTGAGE-BACKED INDEX+          GOVERNMENT BOND INDEX+
3/31/1995               $10,000                        $10,000                          $10,000
                        $10,109                        $10,521                          $10,620
12/31/1995              $10,574                        $11,098                          $11,302
                        $10,339                        $11,138                          $11,098
                        $10,712                        $11,693                          $11,615
                        $10,967                        $12,150                          $11,919
12/31/1997              $11,616                        $12,802                          $12,727
                        $11,991                        $13,234                          $13,261
                        $12,563                        $13,694                          $13,981
                        $12,240                        $13,765                          $13,664
12/31/1999              $12,246                        $13,947                          $13,667
                        $12,749                        $14,459                          $14,344
                        $13,686                        $15,505                          $15,477
                        $14,026                        $16,089                          $15,830
12/31/2001              $14,573                        $16,779                          $16,598

+ Index comparison begins 3/31/95. The Lehman Brothers Mortgage-Backed Index is an unmanaged index including 15- and 30-year fixed rate securities backed by pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The Lehman Brothers Government Bond Index is an unmanaged performance measure of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations of corporate debt guaranteed by the U.S. government. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. You cannot invest directly in the Indices.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                          5.65%
(3/1/95)
5 Years                                                                    6.35%
1 Year                                                                     6.48%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PORTFOLIO MANAGEMENT DISCUSSION 12/31/01

It was an unconventional year for bond investors. During the 12-month period ended December 31, 2001, the fixed-income market was affected by a range of issues, including a downturn in economic growth, Federal Reserve policy that significantly lowered short-term interest rates and the attacks of September 11. In the following conversation, Richard Schlanger, a member of the team responsible for the daily management of Pioneer America Income VCT Portfolio, discusses the investment climate and the decisions that contributed most to the Portfolio's performance.

Q: YEAR 2001 WILL BE REMEMBERED AS AN EXCEPTIONAL YEAR, BOTH ECONOMICALLY AND POLITICALLY. DESCRIBE THE ENVIRONMENT IN WHICH YOU MANAGED THE PORTFOLIO.

A: Year 2001 was unique. The year began with a debate as to whether or not the economy was moving into recession. By almost any measure, the economy was trending downward. Gross domestic product (GDP) declined, corporate capital spending fell off significantly, corporate profits were dramatically lower and unemployment rose. Add to this, the events of September 11, which dealt the economy a severe blow. In the aftermath of September 11, the U.S. economy went from having a budget surplus to a budget deficit.

      In this environment, the Federal Reserve implemented one of the most aggressive interest-rate reduction cycles in history in an effort to stimulate economic growth. During 2001, the Fed reduced short-term interest rates 11 times for a total of 4.75%. The Fed made four of these cuts - a total of 1.75% - after September 11. One of the anomalies of 2001, however, was that even as the Fed was trimming short-term interest rates, yields on 10-year and 30-year bonds rose. Why? Some investors were concerned that the Fed was sowing the seeds of inflation by pumping too much money into the economy. In October, the Treasury announced that it would no longer issue 30-year bonds. This created a huge amount of volatility in 10-year and 30-year Treasuries, which also affected mortgage rates. Over the next two to three weeks, yields on 10-year Treasury securities went on a roller coaster ride, going from 4.5% to 4.2% only to climb back to 5%. The catalyst for this volatility in yields was the misperception that the economy had bottomed. This volatility had the effect of extending the duration of the Lehman Brothers Mortgage-Backed Index, which climbed from 1.46 years on October 31, 2001 to 2.60 years on November 30, 2001 - an increase of almost 78%. This month-to-month duration increase was the largest monthly duration change ever for the Index. (Duration measures a security's price sensitivity to interest-rate changes. In general, the longer a security's duration, the greater the potential for price appreciation when interest rates fall; and conversely, the greater the risk of price loss when interest rates rise.)

Q:    IN THIS ENVIRONMENT, HOW DID THE PORTFOLIO PERFORM?

A: For the 12-month period ended December 31, 2001, Pioneer America Income VCT Portfolio produced a 6.48% total return. In comparison, the Lehman Brothers Government Bond Index returned 7.23%, and the Lehman Brothers Mortgage-Backed Index returned 8.22% for the same period. In general, shorter maturity Treasuries outperformed longer obligations; that is, two-year Treasuries returned 8.15%; five-year Treasuries returned 7.73%; and 10-year and 30-year Treasuries returned 4.04% and 3.46%, respectively. The Portfolio also provided an attractive level of income while maintaining the highest credit quality of AAA. (Quality ratings apply to underlying portfolio securities, not fund shares.)

Q: WHAT WERE THE PRINCIPAL STRATEGIES THAT CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

A: We increased the Portfolio's exposure to FNMA securities (Federal National Mortgage Association). Our strategy in the mortgage sector was to emphasize lower-coupon mortgages, especially when interest rates declined or to purchase seasoned collateral - mortgages that have been in existence for a year or two - and which were unlikely to be refinanced. As Treasury rates declined, homeowners rushed to lock in lower mortgage rates. (The Mortgage Bankers Association's refinance index reached a new historical high, surpassing the record set in October 1998.) This intense interest-rate volatility hurt the performance of mortgage-backed securities relative to Treasury securities.

      We also invested in Treasury securities. When selecting Treasury bonds for the Portfolio, we primarily emphasized intermediate- and longer-term securities - those with maturities of more than five years. Such securities represented good value in an environment in which inflation was contained and in which the 30-year bond had been eliminated.

      We diversified the Portfolio further by maintaining a position in Federal agency securities, such as Tennessee Valley Authority (TVA) and Federal Home Loan Bank notes. Returns on U.S. Agency securities outperformed mortgage-backed securities during the period.

Q:    WHAT IS YOUR OUTLOOK?

A: We have positioned the Portfolio for an economic recovery. We believe the economy will strengthen in the months ahead but do not expect a quick and sharp upturn. Rather, we anticipate that the economy will recover gradually over several months. While the Fed may continue to lower short-term interest rates in the coming months, we think the fixed-income markets will be less volatile than they were in 2001, which should benefit the Portfolio's mortgage holdings in 2002. We believe the Portfolio is an attractive choice for investors who want to diversify their assets in a conservative investment that offers a steady stream of income from the highest credit quality securities available.

                                   [SIDENOTE]

The Portfolio's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower.

PIONEER MONEY MARKET VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 12/31/01

Pioneer Money Market VCT Portfolio provided competitive income, despite declines in yield deriving from falling short-term interest rates, while maintaining a $1 share price during 2001. The Portfolio invests exclusively in high-quality money market instruments issued by the U.S. Government and domestic and international corporations and banks. All issues have the highest ratings from the two leading nationally recognized ratings organizations: A1 by Standard and Poor's Investors Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Portfolio shares.)

In the following discussion, Andrew Feltus reviews the investment environment and strategies that affected the Portfolio's performance over the 12 months. Mr. Feltus is a member of Pioneer's Fixed Income Team, which is responsible for the daily management of the Portfolio.

Q:    HOW DID THE PORTFOLIO PERFORM DURING 2001?

A: For the 12 months ended December 31, 2001, the Portfolio had a total return of 3.39%. As short-term interest rates fell during the year, the Portfolio's yield also fell. On December 31, 2001, the seven-day effective yield for the Portfolio was 0.70%.

Q:    WHAT FACTORS AFFECTED PERFORMANCE, MOST NOTABLY THE FALLING YIELD?

A: The dominant influence on short-term securities during the year was the U.S. Federal Reserve Board. The Fed lowered rates 11 different times, by a total of 4.75%, over the 12 months as it attempted to reduce borrowing costs in the economy and increase liquidity to stimulate economic growth. To see how that affected the market, you need only look at the three-month Treasury bill during the year, which went from a yield of 5.90% to a yield of 1.73%. When short-term rates fall, the yields paid by a money market portfolio inevitably also fall.

Q:    GIVEN THIS REALITY OF FALLING RATES, WHAT STRATEGIES DID YOU PURSUE?

A: Our goal over the year was to enhance the yield while making the Portfolio safer through greater diversification. We did this by expanding the types of short-term instruments in which we may invest. Our policy now is to invest in all short-term domestic commercial securities that meet our quality standards as well as all short-term Treasury securities, including floating rate notes.

      We did not, however, compromise quality. All securities in the Portfolio continue to have credit ratings of at least A1 or P1, with most A1+ or P1+ or better. By expanding the types of instruments in which we may invest, including floating rate notes, we were able to buy securities with greater yield without exposing the Portfolio to any additional credit risk.

      During the year, as short-term rates fell, we also extended the average life of securities in the Portfolio to hold onto higher-yielding instruments as long as possible. However, we kept the average maturity at less than 90 days, as we did not want to expose the Portfolio to excessive price fluctuations from interest-rate changes. At the end of the year, on December 31, 2001, the average maturity of securities was 85.1 days, while the effective maturity - allowing for the presence of floating notes - was 70 days. Just six months earlier, the average maturity was less than 50 days.

Q:    WHAT IS YOUR OUTLOOK FOR MONEY MARKET INSTRUMENTS AND YIELDS?

A: Realistically, in the near term the Portfolio's yield is likely to continue to decline as our longer-maturity, higher-yielding instruments finally reach their maturities and are replaced by lower-yielding securities.

      Looking at the economy as a whole, we expect continued low inflation which, combined with low interest rates and tax reductions, ultimately should lead to a rebound in economic growth. Eventually, the Federal Reserve should stop reducing rates, which would be a prelude to interest-rate increases. Until that happens, we will continue to look for the best available yield without compromising credit quality.

PRICES AND DISTRIBUTIONS

                                                      12/31/01        12/31/00
Net Asset Value per Share                                 $1.00            $1.00

DISTRIBUTIONS PER SHARE               INCOME      SHORT-TERM        LONG-TERM
(12/31/00 - 12/31/01)                 DIVIDENDS   CAPITAL GAIN      CAPITAL GAIN
                                      $0.033      $    --           $    --

An investment in Pioneer Money Market VCT Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

                                   [SIDENOTE]

AVERAGE ANNUAL
TOTAL RETURNS
(As of December 31, 2001)

NET ASSET VALUE*

Life-of-Portfolio                                                          4.63%
(3/1/95)
5 Years                                                                    4.56%
1 Year                                                                     3.39%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

PIONEER EMERGING MARKETS VCT PORTFOLIO

SCHEDULE OF INVESTMENTS 12/31/01

   SHARES                                                                             VALUE

           PREFERRED STOCKS - 2.0%
           COMMUNICATION SERVICES - 0.2%
           TELEPHONE - 0.2%
    1,901  Tele Norte Leste Participacoes (A.D.R.)                               $   29,713
                                                                                 ----------
           TOTAL COMMUNICATION SERVICES                                          $   29,713
                                                                                 ----------
           FINANCIALS - 0.7%
           BANKS (MAJOR REGIONAL) - 0.7%
  660,000  Banco Itau SA                                                         $   50,272
   95,800  Siam Commercial Bank                                                      36,605
                                                                                 ----------
                                                                                 $   86,877
                                                                                 ----------
           TOTAL FINANCIALS                                                      $   86,877
                                                                                 ----------
           UTILITIES - 1.1%
           ELECTRIC COMPANIES - 1.1%
   16,400  Centrais Electricas Brasileiras SA (A.D.R.)                           $  110,700
2,563,500  Cemig-Cia Energetica                                                      36,614
                                                                                 ----------
           TOTAL UTILITIES                                                       $  147,314
                                                                                 ----------
           TOTAL PREFERRED STOCKS
           (Cost $224,358)                                                       $  263,904
                                                                                 ----------
           COMMON STOCKS - 97.8%
           BASIC MATERIALS - 13.8%
           ALUMINUM - 0.5%
    1,500  Aluminium Corp of China (A.D.R.)*                                     $   26,220
    2,800  Hindalco Industries Ltd.                                                  37,151
                                                                                 ----------
                                                                                 $   63,371
                                                                                 ----------
           CHEMICALS - 0.4%
    4,069  Daelim Industrial Co.                                                 $   42,758
                                                                                 ----------
           CHEMICALS (SPECIALTY) - 1.3%
   74,200  Formosa Plastic Corp.                                                 $   68,149
   96,030  Nan Ya Plastics Corp.                                                     73,637
   35,600  Indian Petrochemicals Corp. Ltd.                                          38,797
                                                                                 ----------
                                                                                 $  180,583
                                                                                 ----------
           CONSTRUCTION (CEMENT & AGGREGATES) - 0.4%
   13,100  Gujarat Ambuja Cements Ltd.                                           $   51,604
                                                                                 ----------
           GOLD & PRECIOUS METALS MINING - 4.2%
    9,075  Anglogold Ltd.                                                        $  319,271
  211,000  PT Aneka Tambang TBK                                                      16,231
    5,600  Compania de Minas Buenaventura SA                                        116,088
   21,700  Gold Fields Ltd.                                                         104,023
                                                                                 ----------
                                                                                 $  555,613
                                                                                 ----------
           IRON & STEEL - 3.6%
  230,880  China Steel Corp., Ltd.                                               $   90,172
   76,600  Siderca SAIC                                                             144,528
    2,800  Pohang Iron & Steel Co. Ltd. (A.D.R.)                                     64,400
   20,700  Remgro Ltd.                                                              111,309
   35,300  Tata Iron and Steel Co. Ltd.                                              63,836
                                                                                 ----------
                                                                                 $  474,245
                                                                                 ----------
           METALS MINING - 2.9%
  150,000  Yanzhou Coal Mining                                                   $   47,610
   12,600  Freeport-McMoRan
           Copper & Gold, Inc. (Class B)*                                           168,714
   14,000  KGHM Polska Miedz SA                                                      45,902
    5,100  Companhia Vale do Rio Doce (A.D.R.)                                      120,411
                                                                                 ----------
                                                                                 $  382,637
                                                                                 ----------
           PAPER & FOREST PRODUCTS - 0.5%
    3,900  Aracruz Cellulose                                                     $   70,902
                                                                                 ----------
           TOTAL BASIC MATERIALS                                                 $1,821,713
                                                                                 ----------
           CAPITAL GOODS - 2.8%
           ELECTRICAL EQUIPMENT - 0.5%
   22,200  Bharat Heavy Electricals                                              $   64,731
                                                                                 ----------
           MANUFACTURING (DIVERSIFIED) - 0.7%
   36,000  China Resources Enterprise Ltd.                                       $   33,702
  263,300  Glorious Sun Enterprises Ltd.                                             39,506
    4,300  Grasim Industries Ltd.                                                    24,487
                                                                                 ----------
                                                                                 $   97,695
                                                                                 ----------
           METAL FABRICATORS - 1.4%
   20,400  Tubos de Acero de Mexico SA (A.D.R.)                                  $  182,376
                                                                                 ----------
           TRUCKS & PARTS - 0.2%
    6,050  Larsen & Toubro Ltd.                                                  $   24,014
                                                                                 ----------
           TOTAL CAPITAL GOODS                                                   $  368,816
                                                                                 ----------
           COMMUNICATION SERVICES - 14.6%
           CELLULAR/WIRELESS TELECOMMUNICATIONS - 5.9%
   62,700  Smartone Telecommunications*                                          $   74,779
   41,500  China Mobile Ltd.*                                                       146,090
   58,527  Taiwan Cellular Corp.*                                                    78,371
   47,200  Advanced Information Service, Plc                                         43,486
    8,200  China Mobile (Hong Kong) Ltd. (A.D.R.)*                                  143,336
    3,500  Mobinil-Egyptian Mobile Services*                                         25,468
   10,437  SK Telecom Co., Ltd.                                                     225,648
  130,500  United Communication
           Industry Public Co., Ltd.*                                                51,929
                                                                                 ----------
                                                                                 $  789,107
                                                                                 ----------
           TELECOMMUNICATIONS (LONG DISTANCE) - 0.8%
   29,000  Asia Satellite Telecommunications
           Holdings Ltd.                                                         $   48,347
        1  Celular CRT Participacoes SA*                                                 --
    5,875  Videsh Sanchar Nigam Ltd.                                                 56,400
                                                                                 ----------
                                                                                 $  104,747
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           TELEPHONE - 7.9%
    5,000  Brasil Telecom Participacoes SA                                       $       23
        3  Brasil Telecom Participacoes SA*                                              --
       22  Carso Global Telecom*                                                         48
    7,500  Compania de Telephonos
           de Chile SA (A.D.R.)*                                                    100,950
      700  Korea Telecom Corp.                                                       26,721
   10,700  Korea Telecom Corp.                                                      217,531
   14,300  Mahanagar Telephone Nigam Ltd.*                                           37,559
   12,600  Philippine Long Distance Telephone Co.                                   101,948
   11,900  PT Indosat Indonesian Satellite Corp. (A.D.R.)
           (Local Shares)                                                           105,315
    1,600  SPT Telecom AS                                                            16,362
    2,400  Tele Centro Oeste Celular Participacoes SA                                16,800
  128,300  TelecomAsia Corp. Public Co., Ltd.*                                       29,298
    6,300  Telefonos de Mexico SA (L Shares) (A.D.R.)                               220,626
   19,000  Telekom Malaysia                                                          51,500
   10,540  Telekomunik Indonesia SP (A.D.R.)                                         61,132
   16,700  Telekomunikacja Polska SA*                                                58,966
                                                                                 ----------
                                                                                 $1,044,779
                                                                                 ----------
           TOTAL COMMUNICATION SERVICES                                          $1,938,633
                                                                                 ----------
           CONSUMER CYCLICALS - 7.5%
           AUTO PARTS & EQUIPMENT - 0.9%
   42,000  Cycle & Carriage Co.                                                  $   70,057
    1,800  Halla Climate Control Co.                                                 49,522
                                                                                 ----------
                                                                                 $  119,579
                                                                                 ----------
           AUTOMOBILES - 2.8%
    5,800  Hyundai Heavy Industries                                              $  112,144
1,228,500  Koc Holdings AS                                                           32,030
   54,700  Mahindra & Mahindra Ltd. (G.D.R.)*                                        94,358
   57,900  Sime Daime Darby Brd                                                      74,661
   27,699  Tata Engineering                                                          57,328
                                                                                 ----------
                                                                                 $  370,521
                                                                                 ----------
           BUILDING MATERIALS - 0.1%
      231  Suez Cement Co.*                                                      $    1,624
    2,232  Suez Cement Co. (G.D.R.) (144A)                                           14,843
                                                                                 ----------
                                                                                 $   16,467
                                                                                 ----------
           HOMEBUILDING - 0.2%
  315,900  Ayala Land, Inc.*                                                     $   29,692
                                                                                 ----------
           LEISURE TIME (PRODUCTS) - 0.7%
    4,935  Bajaj Auto Ltd. (Demat Shares)                                        $   38,783
   29,000  Berjaya Sports Toto Bhd                                                   48,461
                                                                                 ----------
                                                                                 $   87,244
                                                                                 ----------
           LODGING-HOTELS - 1.0%
   21,800  Indian Hotels Co. Ltd.                                                $   70,278
   35,000  Resorts World Bhd                                                         56,645
                                                                                 ----------
                                                                                 $  126,923
                                                                                 ----------
           PUBLISHING - 0.3%
  326,000  Oriental Press                                                        $   40,553
                                                                                 ----------
           SERVICES (COMMERCIAL & CONSUMER) - 0.6%
   23,207  Bidvest Group Ltd.                                                    $   85,515
                                                                                 ----------
           TEXTILES (HOME FURNISHINGS) - 0.7%
  253,569  Far Eastern Textile Ltd. (G.D.R.)                                     $   94,318
                                                                                 ----------
           TEXTILES (SPECIALTY) - 0.2%
   48,600  Formosa Chemicals & Fibre Corp.                                       $   32,678
                                                                                 ----------
           TOTAL CONSUMER CYCLICALS                                              $1,003,490
                                                                                 ----------
           CONSUMER STAPLES - 15.4%
           BEVERAGES (ALCOHOLIC) - 3.7%
1,190,000  Andalou Efes                                                          $   29,393
  125,200  Grupo Modelo SA de CV                                                    280,456
   27,800  South African Breweries Plc                                              183,093
                                                                                 ----------
                                                                                 $  492,942
                                                                                 ----------
           BEVERAGES (NON-ALCOHOLIC) - 1.3%
    5,100  Embotelladors Andina SA (A.D.R.)                                      $   49,725
    1,400  Fomento Economico Mexicano, SA de CV                                      48,370
   21,100  Sermsuk Public Co., Ltd.*                                                 73,466
                                                                                 ----------
                                                                                 $  171,561
                                                                                 ----------
           DISTRIBUTORS (FOOD & HEALTH) - 0.5%
    3,900  Compania Cervecerias Unidas SA                                        $   69,420
                                                                                 ----------
           ENTERTAINMENT - 0.4%
   21,800  Tanjong Public Co., Ltd.                                              $   48,763
                                                                                 ----------
           FOODS - 1.9%
    1,880  Cheil Jedang Corp.                                                    $   71,120
  288,440  President Enterprises Corp.                                              105,225
  725,800  PT Indofood Sukses Makmur Tbk                                             43,618
    6,700  Tiger Brands Ltd.                                                         33,514
                                                                                 ----------
                                                                                 $  253,477
                                                                                 ----------
           HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.6%
    2,900  LG Household & Health Care Ltd.*                                      $   64,050
1,720,400  Arcelik AS                                                                18,001
                                                                                 ----------
                                                                                 $   82,051
                                                                                 ----------
           PERSONAL CARE - 1.2%
   16,300  Colgate-Palmolive (India)                                             $   56,384
   21,000  Hindustan Lever Ltd.                                                      97,400
                                                                                 ----------
                                                                                 $  153,784
                                                                                 ----------
           RESTAURANTS - 0.5%
   60,400  Kentucky Fried Chicken Bhd                                            $   70,255
                                                                                 ----------
           RETAIL STORES (FOOD CHAINS) - 2.2%
    5,000  Distribucion y Servicio D&A SA                                        $   65,500
  851,200  Migros Turk T.A.S                                                         73,002
   60,659  President Chain Store Corp.                                              128,434
    6,800  Santa Isabel SA                                                           27,200
                                                                                 ----------
                                                                                 $  294,136
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

     SHARES                                                                             VALUE
             TOBACCO - 3.1%
      6,000  British American Tabacco Bhd                                          $   58,421
     10,310  ITC Ltd.                                                                 159,805
     26,300  Korea Tobacco & Ginseng Corp.
             (G.D.R.) (144A)*                                                         197,250
                                                                                   ----------
                                                                                   $  415,476
                                                                                   ----------
             TOTAL CONSUMER STAPLES                                                $2,051,865
                                                                                   ----------
             ENERGY - 8.6%
             OIL & GAS (PRODUCTION/EXPLORATION) - 1.3%
    532,000  China Petroleum & Chemical                                            $   73,001
      3,800  Mol Magyar Olaj                                                           68,709
     46,900  PTT Public Co., Ltd.*                                                     36,583
                                                                                   ----------
                                                                                   $  178,293
                                                                                   ----------
             OIL & GAS (REFINING & MARKETING) - 1.5%
      6,000  SK Corp.                                                              $   68,552
     20,800  Hindustan Petroleum                                                       60,217
      7,500  Polski Koncern Nafto (G.D.R.)                                             70,875
                                                                                   ----------
                                                                                   $  199,644
                                                                                   ----------
             OIL (DOMESTIC INTEGRATED) - 0.5%
  7,069,550  Tupras-Turkiye Petrol Rafinerileri AS                                 $   59,418
                                                                                   ----------
             OIL (INTERNATIONAL INTEGRATED) - 5.3%
     74,900  CNOOC Ltd.                                                            $   70,599
      3,880  Lukoil Holding (A.D.R.)                                                  192,060
      3,900  Petroleo Brasileiro SA                                                    90,870
      8,400  Petroloe Brasiliero*                                                     186,732
     10,500  Surgutneftegaz (A.D.R.)                                                  166,950
                                                                                   ----------
                                                                                   $  707,211
                                                                                   ----------
             TOTAL ENERGY                                                          $1,144,566
                                                                                   ----------
             FINANCIALS - 20.8%
             BANKS (MAJOR REGIONAL) - 9.7%
      2,744  Banco Bradesco SA                                                     $   70,521
     68,300  Bangkok Bank Ltd. (Foreign Shares)*                                       76,052
    108,200  Bank Sinopac*                                                             45,199
      1,781  Bank Zachodni*                                                            22,459
    176,964  Chinatrust Commercial Bank                                               106,330
      4,400  Commercial International Bank                                             26,814
      6,600  Credicorp Ltd.                                                            57,750
     23,000  Development Bank of Singapore Ltd.                                       171,893
      5,154  Kookmin Bank                                                             196,185
     52,900  Malayan Banking Bhd .                                                    115,545
      9,500  MISR International (G.D.R.) (144A)                                        20,663
    136,500  National Finance Public Co., Ltd.*                                        32,713
      2,800  Powszechny Bank Kredy                                                     80,151
     58,600  Public Bank Berhad (Foreign)                                              41,174
      5,225  Shinhan Financial Group Co., Ltd.*                                        70,079
     24,100  Standard Bank Investment Corp., Ltd.                                      62,385
      8,900  State Bank of India Ltd.                                                  33,693
      5,680  United Overseas                                                           39,066
  8,260,213  Yapi Ve Kredi Bankasi SA*                                                 25,220
                                                                                   ----------
                                                                                   $1,293,892
                                                                                   ----------
             BANKS (MONEY CENTER) - 1.7%
      9,000  Overseas-Chinese Banking Corp., Ltd.                                  $   53,615
     72,000  PT Lippo Bank TbK
             (Certificate of Entitlement)*                                                 --
 12,090,496  Turkiye Is Bankasi (Isbank)                                               67,192
    175,100  United World Chinese Commercial Bank                                     105,711
                                                                                   ----------
                                                                                   $  226,518
                                                                                   ----------
             FINANCIAL (DIVERSIFIED) - 3.0%
     45,000  Alexander Forbes Ltd.*                                                $   58,900
      1,030  Chang Hwa Commercial Bank                                                    424
     89,250  FirstRand Ltd.                                                            55,432
      3,952  Hana Bank                                                                 51,042
      3,300  Housing Development
             Finance Corp. Ltd. (Demat Shares)                                         45,377
      5,700  ICICI Ltd. (A.D.R.)                                                       34,086
     65,000  New World Development Co., Ltd.                                           56,683
     11,300  Ultrapar Participacoes SA                                                 91,456
                                                                                   ----------
                                                                                   $  393,400
                                                                                   ----------
             INSURANCE (PROPERTY-CASUALTY) - 1.0%
     81,539  Cathay Financial Holdings Co.*                                        $  132,982
                                                                                   ----------
             INVESTMENT BANK/BROKERAGE - 1.6%
      5,300  Daewoo Securities Co.*                                                $   41,314
      1,000  Samsung Securities Co. Ltd.                                               36,569
     57,240  Yuanta Securities Co., Ltd.*                                              39,470
    100,400  Polaris Securities Co. Ltd.*                                              42,372
      4,100  Investec Group Ltd.                                                       54,689
                                                                                   ----------
                                                                                   $  214,414
                                                                                   ----------
             INVESTMENT MANAGEMENT - 1.5%
    176,776  China Development Fianancial*                                         $  118,862
  6,354,000  Haci Omer Sabanci Holding AS*                                             34,440
     66,100  Sanlam Ltd.                                                               50,698
                                                                                   ----------
                                                                                   $  204,000
                                                                                   ----------
             REAL ESTATE - 0.6%
    250,700  New World China Land Ltd.*                                            $   80,376
                                                                                   ----------
             REAL ESTATE COMPANIES - 1.7%
     80,700  Great Eagle Holdings Ltd.                                             $   91,072
     18,500  Henderson Land Development Trust                                          83,511
     54,500  Kerry Properties Ltd.                                                     53,118
                                                                                   ----------
                                                                                   $  227,701
                                                                                   ----------
             TOTAL FINANCIALS                                                      $2,773,283
                                                                                   ----------
             HEALTH CARE - 2.8%
             HEALTH CARE (DIVERSIFIED) - 1.2%
      2,700  Teva Pharmaceutical Industries Ltd.                                   $  166,401
                                                                                   ----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE

           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 1.6%
 7,200     Aventis Pharmaceuticals*                                             $    62,078
   10,400  E. Merck (India) Ltd.                                                     59,538
    1,100  Gideon Richter*                                                           59,950
    2,000  Ranbaxy Laboratories Ltd.                                                 28,633
                                                                                -----------
                                                                                $   210,199
                                                                                -----------
           TOTAL HEALTH CARE                                                    $   376,600
                                                                                -----------
           TECHNOLOGY - 3.4%
           COMMUNICATIONS EQUIPMENT - 1.1%
   13,100  China Unicom Ltd. (A.D.R.)*                                          $   146,327
                                                                                -----------
           COMPUTER (HARDWARE) - 0.3%
   32,000  Synnex Technology International Corp.                                $    42,667
                                                                                -----------
           ELECTRONICS (DEFENSE) - 0.8%
    5,700  Elbit Systems Ltd.                                                   $   107,101
                                                                                -----------
           ELECTRONICS (INSTRUMENTATION) - 0.8%
   69,000  Yageo Corp.*                                                         $    50,936
   17,150  Elec & Eltek International Co., Ltd.                                      49,907
                                                                                -----------
                                                                                $   100,843
                                                                                -----------
           SERVICES (DATA PROCESSING) - 0.4%
  142,700  Shinawatra Computer Co., Plc.*                                       $    50,331
                                                                                -----------
           TOTAL TECHNOLOGY                                                     $   447,269
                                                                                -----------
           TRANSPORTATION - 1.5%
           RAILROADS - 0.8%
   57,000  Malaysia International Shipping Bhd                                  $   103,500
                                                                                -----------
           SHIPPING - 0.7%
  249,860  Evergreen Marine Corp.                                               $    90,078
                                                                                -----------
           TOTAL TRANSPORTATION                                                 $   193,578
                                                                                -----------
           UTILITIES - 6.6%
           ELECTRIC COMPANIES - 5.8%
   31,900  Ceske Energeticke Zavody AS                                          $    69,128
    6,100  Empresa Nacional
           Electricidad Chile (A.D.R.)                                               63,318
    4,200  Enersis SA                                                                55,860
   39,000  Hongkong Electric Holdings Ltd.                                          145,042
   17,800  Korea Electric Power Corp.                                               295,193
   70,300  Manila Electric Co. (Class B)*                                            40,191
    6,860  Unified Energy System (G.D.R.) (144A)                                    106,869
                                                                                -----------
                                                                                $   775,601
                                                                                -----------
           NATURAL GAS - 0.8%
  224,000  PetroChina Co., Ltd.                                                 $    39,642
    6,600  Gazprom (A.D.R.) (144A)                                                   65,055
                                                                                -----------
                                                                                $   104,697
                                                                                -----------
           TOTAL UTILITIES                                                      $   880,298
                                                                                -----------
           TOTAL COMMON STOCKS
           (Cost $12,949,753)                                                   $13,000,111
                                                                                -----------
           RIGHTS/WARRANTS - 0.2%
           COMMUNICATION SERVICES - 0.0%
           TELEPHONE - 0.0%
   32,210  Telecom Asia Public Co., Ltd.                                        $     6,620
                                                                                -----------
           TOTAL COMMUNICATION SERVICES                                         $     6,620
                                                                                -----------
           FINANCIALS - 0.2%
           BANKS (MAJOR REGIONAL) - 0.2%
  916,900  Siam Commercial Bank, 5/10/02 *                                      $    25,084
                                                                                -----------
           BANKS (MONEY CENTER) - 0.0%
   72,000  PT Lippo Bank, 4/15/02 *                                             $        --
                                                                                -----------
           TOTAL FINANCIALS                                                     $    25,084
                                                                                -----------
           TOTAL RIGHTS/WARRANTS
           (Cost $139,552)                                                      $    31,704
                                                                                -----------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $13,313,663)                                                   $13,295,719
                                                                                ===========

*     Non-income producing security.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from regisration. At December 31, 2001, the value of these securities amounted to $404,680 or 2.74% total of net assets.

(a) Distributions of investments by country of issue, as percentage of total equity holdings, is as follows:

      South Korea                      13%
      Taiwan                           13
      India                            10
      Hong Kong                         9
      South Africa                      8
      Brazil                            7
      Mexico                            5
      Malaysia                          5
      Russia                            4
      Thailand                          3
      Chile                             3
      Singapore                         3
      Turkey                            2
      Poland                            2
      Israel                            2
      People's Republic Of China        2
      Indonesia                         2
      Peru                              1
      Philippines                       1
      United States                     1
      Argentina                         1
      Hungary                           1
      Egypt                             1
      Czech Republic                    1
                                    -----
                                    100.0%
                                    =====

   The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO

   SHARES                                                                             VALUE
           COMMON STOCKS - 100.0%
           FINANCIALS - 100.0%
           BANKS (MAJOR REGIONAL) - 30.5%
      500  Banca Popolare di Verona                                                $  4,896
      400  Banco Bilbao Vizcaya Argentaria, SA                                        4,950
      270  The Bank of New York Co., Inc.                                            11,016
      150  Comerica, Inc.                                                             8,595
      300  Commonwealth Bank of Australia                                             4,598
    1,500  Development Bank of Singapore Ltd.                                        11,210
      250  Fifth Third Bancorp                                                       15,395
      270  Fleet Boston Financial Corp.                                               9,855
      300  HSBC Holding Plc                                                           3,507
      100  PNC Financial Services Group, Inc.                                         5,620
      200  State Street Corp.                                                        10,450
      150  SunTrust Banks, Inc.                                                       9,405
      450  U.S. Bancorp                                                               9,419
      250  Wells Fargo & Co.                                                         10,863
                                                                                   --------
                                                                                   $119,779
                                                                                   --------
           BANKS (MONEY CENTER) - 12.0%
      400  Hang Seng Bank                                                          $  4,399
      180  Bank of America Corp.                                                     11,331
      300  Barclays Plc                                                               9,921
      130  BNP Paribas SA                                                            11,630
      270  J.P. Morgan Chase & Co.                                                    9,815
                                                                                   --------
                                                                                   $ 47,096
                                                                                   --------
           BANKS (REGIONAL) - 2.2%
    1,800  Banca Intesa S.p.A                                                      $  4,507
      350  HBOS Plc                                                                   4,099
                                                                                   --------
                                                                                   $  8,606
                                                                                   --------
           CONSUMER FINANCE - 3.7%
      250  Household International, Inc.                                           $ 14,485
                                                                                   --------
           FINANCIAL (DIVERSIFIED) - 17.9%
      270  American Express Co.                                                    $  9,636
      350  Citigroup, Inc.                                                           17,668
       55  Deutsche Bank AG                                                           3,888
      150  Federal National Mortgage Association                                     11,925
      200  Fortis NV*                                                                 5,181
      110  ING Groep NV                                                               2,804
      140  Swisscom AG                                                               14,086
      100  UBS AG                                                                     5,049
                                                                                   --------
                                                                                   $ 70,237
                                                                                   --------
           INSURANCE (LIFE/HEALTH) - 0.8%
      120  Assicurazioni Generali                                                  $  3,331
                                                                                   --------
           INSURANCE (MULTI-LINE) - 12.9%
       35  Allianz AG*                                                             $  8,288
      200  American International Group, Inc.                                        15,880
      140  Hartford Financial Services Group, Inc.                                    8,796
       30  Muenchener Rueckversicherungs
           Gesellschaft AG                                                            8,144
      400  Riunione Adriatica di Sicurta S.p.A                                        4,701
       20  Zurich Financial Services AG                                               4,693
                                                                                   --------
                                                                                   $ 50,502
                                                                                   --------
           INSURANCE (PROPERTY-CASUALTY) - 7.2%
      250  Allstate Corp.                                                          $  8,425
      100  Exel Ltd.                                                                  9,136
      160  MBIA Inc.                                                                  8,581
      600  QBE Insurance Group Ltd.                                                   2,359
                                                                                   --------
                                                                                   $ 28,501
                                                                                   --------
           INSURANCE BROKERS - 3.6%
      600  Willis Group Holdings Ltd.*                                             $ 14,130
                                                                                   --------
           INVESTMENT BANK/BROKERAGE - 1.9%
      140  Merrill Lynch & Co., Inc.                                               $  7,297
                                                                                   --------
           REAL ESTATE - 5.7%
      200  Equity Office Properties Trust                                          $  6,016
      330  Equity Residential Property Trust                                          9,474
      700  Innkeepers USA Trust                                                       6,860
                                                                                   --------
                                                                                   $ 22,350
                                                                                   --------
           SAVINGS & LOAN COMPANIES - 1.6%
      240  Charter One Financial, Inc.                                             $  6,514
                                                                                   --------
           TOTAL FINANCIALS                                                        $392,828
                                                                                   --------
           TOTAL COMMON STOCKS
           (Cost $385,436)                                                         $392,828
                                                                                   ========

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO

   SHARES                                                                             VALUE
           COMMON STOCKS - 100.0%
           BASIC MATERIALS - 3.9%
           CHEMICALS (DIVERSIFIED) - 3.9%
      400  Aventis SA                                                              $ 28,273
                                                                                   --------
           TOTAL BASIC MATERIALS                                                   $ 28,273
                                                                                   --------
           CONSUMER STAPLES - 2.7%
           DISTRIBUTORS (FOOD & HEALTH) - 2.7%
      300  AmerisourceBergen Corp.                                                 $ 19,065
                                                                                   --------
           TOTAL CONSUMER STAPLES                                                  $ 19,065
                                                                                   --------
           HEALTH CARE - 93.4%
           BIOTECHNOLOGY - 33.1%
    3,000  Alteon Inc.*                                                            $ 13,650
      300  Amgen, Inc.*                                                              16,932
      300  Biogen, Inc.*                                                             17,205
      450  Cubist Pharmaceuticals Inc.*                                              16,182
      500  Curagen Corp.*                                                            11,185
      200  CV Therapeutics Inc.*                                                     10,404
      400  Emisphere Technologies Inc.*                                              12,764
      500  Human Genome Sciences, Inc.*                                              16,860
      300  ImClone Systems, Inc.*                                                    13,938
      200  InterMune Inc.*                                                            9,852
      150  MedImmune, Inc.*                                                           6,953
      250  OSI Pharmaceuticals, Inc.*                                                11,435
    1,000  Oxford GlycoSciences Plc*                                                  9,457
      400  Pharmacia Corp.                                                           17,060
      350  Protein Design Labs, Inc.*                                                11,526
      700  Scios Inc.*                                                               16,639
       10  Serono SA*                                                                 8,730
      400  Transkaryotic Therapies, Inc.*                                            17,120
                                                                                   --------
                                                                                   $237,892
                                                                                   --------
           HEALTH CARE (DIVERSIFIED) - 18.7%
      300  Abbott Laboratories                                                     $ 16,725
      400  American Home Products Corp.                                              24,544
      300  Aviron*                                                                   14,919
      250  Biovail Corp., International*                                             14,063
      550  Bristol-Myers Squibb Co.                                                  28,050
      300  Johnson & Johnson Co.                                                     17,730
      300  Teva Pharmaceutical Industries Ltd.                                       18,489
                                                                                   --------
                                                                                   $134,520
                                                                                   --------
           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 25.6%
      200  Altana AG                                                               $  9,970
      400  Astrazeneca Plc                                                           18,011
    1,000  Chugai Pharmaceutical Co., Ltd.*                                          11,593
      300  CSL Ltd.                                                                   7,907
      400  Elan Corp. Plc (A.D.R.)*                                                  18,024
      150  Eli Lilly & Co.                                                           11,781
    1,000  Galen Holdings Plc*                                                       10,038
      700  GlaxoSmithKline Plc                                                       17,465
      150  Merck & Co., Inc.                                                          8,820
      400  Novartis AG*                                                              14,460
      500  Pfizer, Inc.                                                              19,925
      250  Sanofi-Synthelabo SA                                                      18,650
      150  Schering AG                                                                7,958
    1,000  Tanabe Seiyaku Co., Ltd.*                                                  8,914
                                                                                   --------
                                                                                   $183,516
                                                                                   --------
           HEALTH CARE (DRUGS-GENERIC & OTHER) - 1.5%
      250  King Pharmaceuticals, Inc.*                                             $ 10,533
                                                                                   --------
           HEALTH CARE (MANAGED CARE) - 3.9%
      150  UnitedHealth Group, Inc.                                                $ 10,616
      150  Wellpoint Health Networks Inc.*                                           17,528
                                                                                   --------
                                                                                   $ 28,144
                                                                                   --------
           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 5.4%
      250  Baxter International, Inc.                                              $ 13,408
      200  Gehe AG                                                                    7,745
      300  Genzyme Corp.*                                                            17,958
                                                                                   --------
                                                                                   $ 39,111
                                                                                   --------
           HEALTH CARE (SPECIALIZED SERVICES) - 5.2%
      150  Fresenius Medical Care AG                                               $  9,280
      500  Lincare Holdings Inc.*                                                    14,325
      400  Pediatrix Medical Group, Inc.*                                            13,565
                                                                                   --------
                                                                                   $ 37,170
                                                                                   --------
           TOTAL HEALTH CARE                                                       $670,886
                                                                                   --------
           TOTAL COMMON STOCKS
           (Cost $674,102)                                                         $718,224
                                                                                   ========

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL TELECOMS VCT PORTFOLIO

   SHARES                                                                       VALUE
           COMMON STOCKS - 100.0%
           COMMUNICATION SERVICES - 77.0%
           CELLULAR/WIRELESS TELECOMMUNICATIONS - 19.6%
      500  AT&T Wireless Services, Inc.*                                    $  7,185
      740  China Mobile Ltd.*                                                  2,605
      300  Crown Castle International Corp.*                                   3,204
      600  Sonera Group Plc                                                    3,007
      270  Sprint Corp.PCS Group*                                              6,591
    3,000  Vodafone Group Plc*                                                 7,819
      200  Western Wireless Corp.*                                             5,650
                                                                            --------
                                                                            $ 36,061
                                                                            --------
           TELECOMMUNICATIONS (LONG DISTANCE) - 10.5%
      450  AT&T Corp.                                                       $  8,163
    1,200  COLT Telecom Group Plc*                                             1,983
      600  Cable & Wireless Plc                                                2,885
      320  Sprint Corp.                                                        6,426
                                                                            --------
                                                                            $ 19,457
                                                                            --------
           TELEPHONE - 46.9%
      100  Alltel Corp.                                                     $  6,173
       80  BCE, Inc.                                                           1,808
      200  BellSouth Corp.                                                     7,630
    1,500  British Telecom Plc*                                                5,487
      300  Deutsche Telekom AG                                                 5,154
      100  France Telecom                                                      3,982
      190  Korea Telecom Corp.                                                 3,863
    1,500  MMo2 Plc, Inc.                                                      1,888
        1  Ntt DoCoMo*                                                         3,259
    4,000  Olivetti S.p.A                                                      5,120
      250  Philippine Long Distance
           Telephone Co. (A.D.R.)*                                             2,060
      600  Porugal Telecom SA*                                                 4,673
      450  Qwest Communications International, Inc.                            6,358
      200  SBC Communications, Inc.                                            7,834
       20  Swisscom AG                                                         5,543
      500  Telecom Italia S.p.A                                                4,273
      500  Telefonica SA*                                                      6,690
      100  Verizon Communications, Inc.                                        4,746
                                                                            --------
                                                                            $ 86,541
                                                                            --------
           TOTAL COMMUNICATION SERVICES                                     $142,059
                                                                            --------
           CONSUMER STAPLES - 1.8%
           BROADCASTING (CABLE/TELEVISION/RADIO) - 1.8%
       90  Comcast Corp.*                                                   $  3,240
                                                                            --------
           TOTAL CONSUMER STAPLES                                           $  3,240
                                                                            --------
           TECHNOLOGY - 21.2%
           COMMUNICATIONS EQUIPMENT - 16.4%
      400  American Tower Corp.*                                            $  3,788
      600  Forthnet SA*                                                        3,579
      700  Lucent Technologies, Inc.                                           4,403
      200  Motorola, Inc.                                                      3,004
      200  Nokia Oyj*                                                          5,131
      350  Riverstone Networks*                                                5,810
      300  Tellabs, Inc.*                                                      4,509
                                                                            --------
                                                                            $ 30,224
                                                                            --------
           COMPUTERS (NETWORKING) - 1.9%
      400  Enterasys Networks, Inc.*                                        $  3,540
                                                                            --------
           COMPUTERS (PERIPHERALS) - 1.1%
      150  EMC Corp.*                                                       $  2,016
                                                                            --------
           SERVICES (DATA PROCESSING) - 1.8%
      100  Amdocs Ltd.*                                                     $  3,397
                                                                            --------
           TOTAL TECHNOLOGY                                                 $ 39,177
                                                                            --------
           TOTAL COMMON STOCKS
           (Cost $184,505)                                                  $184,476
                                                                            ========

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO

   SHARES                                                                     VALUE
           PREFERRED STOCKS - 1.3%
           CONSUMER CYCLICALS - 1.3%
           AUTOMOBILES - 1.3%
      418  Porsche AG*                                                   $  159,632
                                                                         ----------
           TOTAL PREFERRED STOCKS
           (Cost $118,679)                                               $  159,632
                                                                         ----------
           COMMON STOCKS - 98.7%
           BASIC MATERIALS - 9.0%
           CHEMICALS - 0.6%
    1,771  BASF India Ltd.                                               $   65,821
                                                                         ----------
           CHEMICALS (DIVERSIFIED) - 4.3%
    3,464  Akzo Nobel NV                                                 $  154,645
    5,371  Aventis SA                                                       374,612
                                                                         ----------
                                                                         $  529,257
                                                                         ----------
           CONSTRUCTION (CEMENT & AGGREGATES) - 2.2%
    5,507  CRH Plc                                                       $   97,213
    1,863  LaFarge BR                                                       173,971
                                                                         ----------
                                                                         $  271,184
                                                                         ----------
           METALS MINING - 1.9%
   11,998  Rio Tinto Plc                                                 $  231,108
                                                                         ----------
           TOTAL BASIC MATERIALS                                         $1,097,370
                                                                         ----------
           CAPITAL GOODS - 2.3%
           ENGINEERING & CONSTRUCTION - 2.3%
    9,300  Autostrade S.p.A.*                                            $   64,575
    1,475  Compagnie de Saint-Gobain                                        222,561
                                                                         ----------
                                                                         $  287,136
                                                                         ----------
           TOTAL CAPITAL GOODS                                           $  287,136
                                                                         ----------
           COMMUNICATION SERVICES - 12.0%
           CELLULAR/WIRELESS TELECOMMUNICATIONS - 5.6%
  264,334  Vodafone Group Plc*                                           $  688,951
                                                                         ----------
           TELECOMMUNICATIONS (LONG DISTANCE) - 0.9%
   10,086  British Sky Broadcasting Plc*                                 $  110,052
                                                                         ----------
           TELEPHONE - 5.5%
   10,465  Deutshche Telecom AG                                          $  179,798
   13,347  Telefonica SA*                                                   178,576
   27,650  Telecom Italia Mobile S.p.A                                      154,281
   18,100  Telecom Italia S.p.A                                             154,681
                                                                         ----------
                                                                         $  667,336
                                                                         ----------
           TOTAL COMMUNICATION SERVICES                                  $1,466,339
                                                                         ----------
           CONSUMER CYCLICALS - 6.9%
           AUTOMOBILES - 1.6%
    2,781  Bayerische Motoren                                            $   96,922
    2,408  Peugeot Citroen                                                  102,571
                                                                         ----------
                                                                         $  199,493
                                                                         ----------
           PUBLISHING - 3.5%
    2,960  Vivendi Universal                                             $  161,789
   12,634  Elsevier NV                                                      149,357
    3,601  VNU NV                                                           110,626
                                                                         ----------
                                                                         $  421,772
                                                                         ----------
           SERVICES (ADVERTISING/MARKETING) - 0.6%
    2,816  Publicis SA                                                   $   74,076
                                                                         ----------
           SERVICES (COMMERCIAL & CONSUMER) - 1.2%
   10,163  Amadeus Global Travel Distribution SA                         $   58,625
   26,777  Hays Plc*                                                         80,835
                                                                         ----------
                                                                         $  139,460
                                                                         ----------
           TOTAL CONSUMER CYCLICALS                                      $  834,801
                                                                         ----------
           CONSUMER STAPLES - 9.4%
           BEVERAGES (ALCOHOLIC) - 0.4%
    4,706  Diageo Plc*                                                   $   53,608
                                                                         ----------
           ENTERTAINMENT - 0.4%
    4,706  Pearson Plc                                                   $   54,374
                                                                         ----------
           FOODS - 4.5%
      757  Groupe Danone                                                 $   92,254
    2,140  Nestle SA (Registered Shares)                                    456,416
                                                                         ----------
                                                                         $  548,670
                                                                         ----------
           PERSONAL CARE - 0.5%
      904  L'Oreal SA*                                                   $   64,420
                                                                         ----------
           RETAIL STORES (FOOD CHAINS) - 2.5%
    6,030  Koninklijke Ahold NV                                          $  175,423
   36,356  Tesco Plc                                                        130,645
                                                                         ----------
                                                                         $  306,068
                                                                         ----------
           TOBACCO - 1.1%
   15,380  British American Tobacco                                      $  130,450
                                                                         ----------
           TOTAL CONSUMER STAPLES                                        $1,157,590
                                                                         ----------
           ENERGY - 9.6%
           OIL & GAS (REFINING & MARKETING) - 2.1%
    1,812  Total Fina Elf SA                                             $  258,732
                                                                         ----------
           OIL (INTERNATIONAL INTEGRATED) - 7.5%
   51,664  BP Amoco Plc                                                  $  398,742
   22,200  ENI S.p.A                                                        277,682
   35,111  Shell Transport & Trading Co.                                    242,125
                                                                         ----------
                                                                         $  918,549
                                                                         ----------
           TOTAL ENERGY                                                  $1,177,281
                                                                         ----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           FINANCIALS - 27.9%
           BANKS (MAJOR REGIONAL) - 6.0%
   24,095  Banco Bilbao Vizcaya Argentaria, S.A                                 $   298,146
      0.2  Bank of Ireland                                                                1
    1,530  Banco Popular Espanol SA                                                  50,231
    8,363  Danske Bank*                                                             134,180
   15,663  HSBC Holding Plc                                                         183,096
    5,769  Standard Chartered Plc                                                    68,823
                                                                                -----------
                                                                                $   734,477
                                                                                -----------
           BANKS (MONEY CENTER) - 7.9%
    9,253  Allied Irish Banks                                                   $   107,081
    7,113  Barclays Plc                                                             235,218
    5,499  BNP Paribas SA                                                           491,969
    5,529  Royal Bank of Scotland Group                                             134,011
                                                                                -----------
                                                                                $   968,279
                                                                                -----------
           FINANCIAL (DIVERSIFIED) - 8.3%
    3,103  Deutsche Bank AG                                                     $   219,326
    2,078  Deutsche Boerse AG                                                        79,931
    8,853  ING Groep N.V                                                            225,710
    1,827  Swisscom AG                                                              183,823
    6,105  UBS AG*                                                                  308,229
                                                                                -----------
                                                                                $ 1,017,019
                                                                                -----------
           INSURANCE (LIFE/HEALTH) - 3.1%
      947  Allianz AG                                                           $   224,243
    5,750  Assicurazioni Generali                                                   159,600
                                                                                -----------
                                                                                $   383,843
                                                                                -----------
           INSURANCE (MULTI-LINE) - 2.6%
    1,181  Muenchener Rueckversicherungs
           Gesellschaft AG                                                      $   320,602
                                                                                -----------
           TOTAL FINANCIALS                                                     $ 3,424,220
                                                                                -----------
           HEALTH CARE - 8.6%
           BIOTECHNOLOGY - 0.7%
    4,424  Qiagen NV*                                                           $    82,703
                                                                                -----------
           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 7.9%
    3,626  Altana AG                                                            $   180,760
    3,199  Astra Zeneca Plc                                                         144,043
    1,078  Astra Zeneca Plc                                                          49,595
    3,152  Elan Corp. Plc (A.D.R.)*                                                 142,029
    9,904  GlaxoSmithKline Plc                                                      247,112
    3,528  Novartis AG*                                                             127,533
    1,392  Schering AG                                                               73,854
                                                                                -----------
                                                                                $   964,926
                                                                                -----------
           TOTAL HEALTH CARE                                                    $ 1,047,629
                                                                                -----------
           TECHNOLOGY - 9.6%
           COMMUNICATIONS EQUIPMENT - 4.4%
   21,232  Nokia Oyj*                                                           $   544,719
                                                                                -----------
           COMPUTERS (SOFTWARE & SERVICES) - 1.4%
   12,330  Indra Sistemas, SA                                                   $   104,493
      535  SAP AG*                                                                   69,676
                                                                                -----------
                                                                                $   174,169
                                                                                -----------
           ELECTRONICS (COMPONENT DISTRIBUTORS) - 2.4%
    4,400  Siemens AG*                                                          $   291,220
                                                                                -----------
           ELECTRONICS (SEMICONDUCTORS) - 1.4%
    5,744  Philips Electronics NV*                                              $   170,682
                                                                                -----------
           TOTAL TECHNOLOGY                                                     $ 1,180,790
                                                                                -----------
           UTILITIES - 3.4%
           ELECTRIC COMPANIES - 2.0%
    4,820  E.On AG                                                              $   249,637
                                                                                -----------
           WATER UTILITIES - 1.4%
    5,086  Vivendi Environment                                                  $   169,602
                                                                                -----------
           TOTAL UTILITIES                                                      $   419,239
                                                                                -----------
           TOTAL COMMON STOCKS
           (Cost $13,027,356)                                                   $12,092,395
                                                                                -----------
           RIGHTS/WARRANTS - 0.0%
           MISCELLANEOUS - 0.0%
    5,316  Vivendi Environment, 3/08/06*                                        $     1,942
                                                                                -----------
           TOTAL RIGHTS/WARRANTS
           (Cost $2,841)                                                        $     1,942
                                                                                -----------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $13,148,876)(a)                                                $12,253,969
                                                                                ===========

*     Non-income producing security.

(a) Distributions of investments by country of issue, as percentage of total equity holdings, is as follows:

      United Kingdom                   26.0%
      Germany                          18.1
      France                           17.9
      Switzerland                       8.8
      Netherlands                       8.7
      Italy                             6.6
      Spain                             5.6
      Finland                           4.4
      Ireland                           2.8
      Denmark                           1.1
                                      -----
                                      100.0%
                                      =====

   The accompanying notes are an integral part of these financial statements.

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

   SHARES                                                                             VALUE
           PREFERRED STOCKS - 3.8%
           BASIC MATERIALS - 1.1%
           CHEMICALS (SPECIALTY) - 1.1%
    6,000  Henkel KGAA                                                           $  339,166
                                                                                 ----------
           TOTAL BASIC MATERIALS                                                 $  339,166
                                                                                 ----------
           CONSUMER CYCLICALS - 2.7%
           AUTOMOBILES - 1.1%
      900  Porsche AG*                                                           $  343,706
                                                                                 ----------
           PUBLISHING (NEWSPAPERS) - 1.6%
   76,179  News Corp., Ltd.                                                      $  508,898
                                                                                 ----------
           TOTAL CONSUMER CYCLICALS                                              $  852,604
                                                                                 ----------
           TOTAL PREFERRED STOCKS
           (Cost $1,258,297)                                                     $1,191,770
                                                                                 ----------
           COMMON STOCKS - 96.2%
           BASIC MATERIALS - 12.9%
           ALUMINUM - 1.6%
   10,000  Pechiney SA                                                           $  515,871
                                                                                 ----------
           CHEMICALS (DIVERSIFIED) - 4.9%
    5,000  Akzo Nobel NV                                                         $  223,218
   12,000  Aventis SA                                                               848,183
  100,000  WMC Ltd.                                                                 490,042
                                                                                 ----------
                                                                                 $1,561,443
                                                                                 ----------
           CONSTRUCTION (CEMENT & AGGREGATES) - 2.2%
    3,199  Holderbank Financiere Glaris Ltd.
           (Bearer Shares)                                                       $  689,988
                                                                                 ----------
           IRON & STEEL - 0.7%
   41,302  Broken Hill Proprietary Co., Ltd.                                     $  221,996
                                                                                 ----------
           METALS MINING - 2.0%
   32,000  Rio Tinto Plc                                                         $  616,391
                                                                                 ----------
           PAPER & FOREST PRODUCTS - 1.5%
   14,000  UPM-Kymmene Corp.                                                     $  462,370
                                                                                 ----------
           TOTAL BASIC MATERIALS                                                 $4,068,059
                                                                                 ----------
           CAPITAL GOODS - 3.2%
           AEROSPACE/DEFENSE - 0.9%
   60,000  BAE Systems Plc                                                       $  270,166
                                                                                 ----------
           ELECTRICAL EQUIPMENT - 0.5%
  468,000  Nanjing Panda Electronics Co. Ltd
           (Class H)*                                                            $  174,050
                                                                                 ----------
           MANUFACTURING (SPECIALIZED) - 0.4%
  100,000  Esprit Holdings Ltd                                                   $  112,853
                                                                                 ----------
           OFFICE EQUIPMENT & SUPPLIES - 1.4%
   13,000  Canon, Inc.                                                           $  447,455
                                                                                 ----------
           TOTAL CAPITAL GOODS                                                   $1,004,524
                                                                                 ----------
           COMMUNICATION SERVICES - 8.5%
           CELLULAR/WIRELESS TELECOMMUNICATIONS - 4.1%
    7,900  China Mobile (Hong Kong) Ltd. (A.D.R.)*$                                 138,092
       15  NTT Mobile Communications Network, Inc.                                  176,296
    7,000  SK Telecom Co., Ltd.                                                     151,340
   36,000  Sonera Group Plc                                                         180,426
  250,000  Vodafone Group Plc                                                       651,591
                                                                                 ----------
                                                                                 $1,297,745
                                                                                 ----------
           TELECOMMUNICATIONS (LONG DISTANCE) - 0.9%
   60,000  Cable & Wireless Plc                                                  $  288,497
                                                                                 ----------
           TELEPHONE - 3.5%
   52,000  British Telecom Plc                                                   $  190,220
    4,000  Korea Telecom Corp. (A.D.R.)                                              81,320
   52,000  mm02 Plc*                                                                 65,439
       70  Nippon Telegraph & Telephone Corp.                                       228,116
   41,200  Telefonica SA*                                                           551,244
                                                                                 ----------
                                                                                 $1,116,339
                                                                                 ----------
           TOTAL COMMUNICATION SERVICES                                          $2,702,581
                                                                                 ----------
           CONSUMER CYCLICALS - 10.9%
           AUTO PARTS & EQUIPMENT - 1.2%
   19,000  Autoliv Inc. (A.D.R.)                                                 $  381,632
                                                                                 ----------
           AUTOMOBILES - 1.9%
    8,000  Honda Motor Co., Ltd.                                                 $  319,316
    5,000  Renault SA                                                               175,503
    4,000  Toyota Motor Co.*                                                        101,351
                                                                                 ----------
                                                                                 $  596,170
                                                                                 ----------
           HARDWARE & TOOLS - 0.8%
   52,000  Makita Corp.                                                          $  256,766
                                                                                 ----------
           HOUSEHOLD FURNISHING & APPLIANCES - 1.1%
    7,500  Sony Corp.                                                            $  342,860
                                                                                 ----------
           PUBLISHING - 1.0%
    6,000  Vivendi Universal                                                     $  327,950
                                                                                 ----------
           PUBLISHING (NEWSPAPERS) - 2.1%
   80,000  Reed International Plc                                                $  658,756
                                                                                 ----------
           RETAIL (GENERAL MERCHANDISE) - 0.6%
    6,000  Lawson, Inc.                                                          $  171,716
                                                                                 ----------
           RETAIL (SPECIALTY) - 1.1%
   30,000  Koninklijke Vendex KBB NV                                             $  341,303
                                                                                 ----------
           RETAIL (SPECIALTY-APPAREL) - 0.6%
  400,000  Giordano International Ltd.                                           $  176,974
                                                                                 ----------
           TEXTILES (APPAREL) - 0.5%
    2,000  Gucci Group NV (NY Shares)                                            $  169,800
                                                                                 ----------
           TOTAL CONSUMER CYCLICALS                                              $3,423,927
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           CONSUMER STAPLES - 11.7%
           BEVERAGES (ALCOHOLIC) - 1.3%
   27,000  Diageo Plc*                                                           $  307,570
   40,000  Foster's Group Ltd.                                                       99,513
                                                                                 ----------
                                                                                 $  407,083
                                                                                 ----------
           BEVERAGES (NON-ALCOHOLIC) - 2.0%
  100,000  Cadbury Schweppes Plc                                                 $  640,862
                                                                                 ----------
           FOODS - 4.8%
    6,000  Groupe Danone                                                         $  731,210
    3,100  Nestle SA (Registered Shares)                                            661,164
   31,300  Tata Tea Ltd. (G.D.S.) (144A)                                            120,505
                                                                                 ----------
                                                                                 $1,512,879
                                                                                 ----------
           HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.7%
   25,000  Kao Corp.                                                             $  519,919
                                                                                 ----------
           TOBACCO - 1.9%
   72,000  British American Tobacco                                              $  610,688
                                                                                 ----------
           TOTAL CONSUMER STAPLES                                                $3,691,431
                                                                                 ----------
           ENERGY - 7.0%
           OIL & GAS (DRILLING & EQUIPMENT) - 1.5%
   70,000  Enterprise Oil plc                                                    $  473,584
                                                                                 ----------
           OIL & GAS (REFINING & MARKETING) - 2.3%
    5,000  Total Fina Elf SA                                                     $  713,940
                                                                                 ----------
           OIL (INTERNATIONAL INTEGRATED) - 3.2%
  160,000  CNOOC Ltd.                                                            $  150,813
   48,000  ENI S.p.A                                                                600,394
   40,000  Shell Transport & Trading Co.                                            275,840
                                                                                 ----------
                                                                                 $1,027,047
                                                                                 ----------
           TOTAL ENERGY                                                          $2,214,571
                                                                                 ----------
           FINANCIALS - 22.3%
           BANKS (MAJOR REGIONAL) - 5.1%
   90,000  Banca Popolare di Milano                                              $  314,063
   10,000  Banco Popular Espanol SA                                                 328,306
   40,000  Banco Santander Cental Hispano SA*                                       335,071
   35,000  Bank of Ireland                                                          324,656
   41,775  Development Bank of Singapore Ltd.                                       312,210
                                                                                 ----------
                                                                                 $1,614,306
                                                                                 ----------
           BANKS (MONEY CENTER) - 6.3%
   10,000  Barclays Plc                                                          $  330,687
    4,000  BNP Paribas SA                                                           357,860
   10,000  Hang Seng Bank                                                           109,968
   37,000  Royal Bank of Scotland Group                                             896,799
   37,000  Royal Bank of Scotland Group
           (Bonus Shares)                                                            41,583
    9,000  Toronto-Dominion Bank                                                    232,032
                                                                                 ----------
                                                                                 $1,968,929
                                                                                 ----------
           FINANCIAL (DIVERSIFIED) - 2.9%
   20,000  Cheung Kong Holdings Ltd.                                             $  207,752
   62,000  Collins Stewart Holdings Plc                                             347,273
      100  Mizuho Holdings, Inc.*                                                   203,770
       80  Nichiei Co., Ltd.                                                            598
   60,000  Wharf Holdings Ltd.                                                      146,581
                                                                                 ----------
                                                                                 $  905,974
                                                                                 ----------
           INSURANCE (LIFE/HEALTH) - 1.3%
   15,000  Assicurazioni Generali S.p.A                                          $  416,347
                                                                                 ----------
           INSURANCE (MULTI-LINE) - 6.3%
    4,000  Assurances Generales De France                                        $  191,749
    1,500  Allianz AG                                                               355,190
   12,000  Axa Financial SA                                                         248,900
    1,400  Muenchener Rueckversicherungs
           Gesellschaft AG                                                          380,053
   40,000  Riunione Adriatica di Sicurta S.p.A                                      470,097
    1,500  Zurich Financial Services AG*                                            352,000
                                                                                 ----------
                                                                                 $1,997,989
                                                                                 ----------
           REAL ESTATE COMPANIES - 0.4%
   30,000  Henderson Land Development                                            $  135,424
                                                                                 ----------
           TOTAL FINANCIALS                                                      $7,038,969
                                                                                 ----------
           HEALTH CARE - 8.0%
           BIOTECHNOLOGY - 1.1%
      400  Serono SA*                                                            $  349,199
                                                                                 ----------
           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 6.1%
   22,000  Chugai Pharmaceutical*                                                $  255,041
   26,000  GlaxoSmithKline Plc                                                      648,718
    6,000  Schering AG                                                              318,336
   10,000  Syngenta AG*                                                             518,135
   22,000  Tanabe Seiyaku Co., Ltd.*                                                196,108
                                                                                 ----------
                                                                                 $1,936,338
                                                                                 ----------
           HEALTH CARE (SPECIALIZED SERVICES) - 0.8%
    4,000  Fresenius Medical Care                                                $  247,476
                                                                                 ----------
           TOTAL HEALTH CARE                                                     $2,533,013
                                                                                 ----------
           TECHNOLOGY - 7.1%
           COMMUNICATIONS EQUIPMENT - 1.9%
   40,000  Ericsson LM*                                                          $  218,075
   15,000  Nokia Oyj                                                                384,833
                                                                                 ----------
                                                                                 $  602,908
                                                                                 ----------
           COMPUTER (HARDWARE) - 0.8%
   20,820  Compal Electronics                                                    $   26,330
    1,000  Samsung Electronics Corp.                                                213,221
                                                                                 ----------
                                                                                 $  239,551
                                                                                 ----------
           COMPUTERS (SOFTWARE & SERVICES) - 0.8%
    4,000  Check Point Software Technologies Ltd.*                               $  159,560
    5,700  Softbank Corp.                                                            92,223
                                                                                 ----------
                                                                                 $  251,783
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           ELECTRONICS (INSTRUMENTATION) - 0.7%
   73,490  Elec & Eltek International Co. Ltd.                                  $   213,856
                                                                                -----------
           ELECTRONICS (SEMICONDUCTORS) - 2.9%
   82,611  Taiwan Semiconductor Manufacturing Co.*                              $   206,823
   24,250  Philips Electronics NV                                                   720,586
                                                                                -----------
                                                                                $   927,409
                                                                                -----------
           TOTAL TECHNOLOGY                                                     $ 2,235,507
                                                                                -----------
           TRANSPORTATION - 2.2%
           RAILROADS - 0.7%
   22,000  Bombardier Inc. (Class B)                                            $   227,815
                                                                                -----------
           SHIPPING - 1.5%
   13,000  Koninklijke Vopak NV*                                                $   210,621
   60,000  Seino Transportation Co., Ltd.*                                          243,608
                                                                                -----------
                                                                                $   454,229
                                                                                -----------
           TOTAL TRANSPORTATION                                                 $   682,044
                                                                                -----------
           UTILITIES - 2.4%
           ELECTRIC COMPANIES - 2.4%
  131,001  British Energy Plc                                                   $   439,303
   66,000  British Energy Plc (Deferred Shares)*                                         --
   20,000  Endesa SA                                                                312,813
                                                                                -----------
                                                                                $   752,116
                                                                                -----------
           TOTAL UTILITIES                                                      $   752,116
                                                                                -----------
           TOTAL COMMON STOCKS
           (Cost $34,060,193)                                                   $30,346,742
                                                                                -----------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $35,318,490)(a)                                                $31,538,512
                                                                                ===========

144A Security is exampt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buy transaction exampt from registration. At December 31, the value of these securities amounted to $120,505 or 0.4% of total net assets.
*     Non-income producing security.
(a) Distributions of investments by country of issue, as percentage of total equity holdings, is as follows:

      United Kingdom                   24.6%
      France                           13.0
      Japan                            11.3
      Switzerland                       8.2
      Germany                           6.3
      Italy                             5.7
      Netherlands                       5.3
      Spain                             4.8
      Australia                         4.2
      Hong Kong                         3.7
      Finland                           3.3
      Sweden                            1.9
      Singapore                         1.7
      Canada                            1.5
      South Korea                       1.4
      Ireland                           1.0
      Taiwan                            0.7
      Peoples Republic of China         0.5
      Israel                            0.5
      India                             0.4
                                      -----
                                      100.0%
                                      =====

   The accompanying notes are an integral part of these financial statements.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO


   SHARES                                                                            VALUE
           COMMON STOCKS - 100.0%
           CAPITAL GOODS - 7.1%
           ELECTRICAL EQUIPMENT - 5.9%
    8,100  Power-One, Inc.*                                                      $   84,321
   13,064  Sanmina-SCI Corp.*                                                       259,974
                                                                                 ----------
                                                                                 $  344,295
                                                                                 ----------
           MANUFACTURING (SPECIALIZED) - 1.2%
    3,200  Jabil Circuit Inc.*                                                   $   72,704
                                                                                 ----------
           TOTAL CAPITAL GOODS                                                   $  416,999
                                                                                 ----------
           HEALTH CARE - 6.1%
           BIOTECHNOLOGY - 6.1%
    1,000  Amgen, Inc.*                                                          $   56,440
    1,079  ImClone Systems, Inc.*                                                    50,130
    1,300  Invitrogen Corp.*                                                         80,509
    2,000  OSI Pharmaceuticals, Inc.*                                                91,480
    3,200  Scios Inc.*                                                               76,064
                                                                                 ----------
                                                                                 $  354,623
                                                                                 ----------
           TOTAL HEALTH CARE                                                     $  354,623
                                                                                 ----------
           TECHNOLOGY - 86.8%
           COMMUNICATIONS EQUIPMENT - 7.4%
    5,700  Ciena Corp.*                                                          $   81,567
    6,100  JDS Uniphase Corp.*                                                       53,253
    2,400  Nokia Corp. (A.D.R.)                                                      58,872
    1,600  Qualcomm, Inc.*                                                           80,800
    9,437  Riverstone Networks*                                                     156,654
                                                                                 ----------
                                                                                 $  431,146
                                                                                 ----------
           COMPUTERS (NETWORKING) - 1.4%
    8,400  Openwave Systems*                                                     $   82,236
                                                                                 ----------
           COMPUTERS (PERIPHERALS) - 2.0%
    8,600  EMC Corp.*                                                            $  115,584
                                                                                 ----------
           COMPUTERS (SOFTWARE & SERVICES) - 12.5%
    6,000  Cadence Design System, Inc.*                                          $  131,520
    2,000  Microsoft Corp.*                                                         132,540
    3,600  Synopsys, Inc.*                                                          212,652
    4,200  Veritas Software Corp.*                                                  188,244
    3,500  Wind River Systems*                                                       62,685
                                                                                 ----------
                                                                                 $  727,641
                                                                                 ----------
           ELECTRONICS (COMPONENT DISTRIBUTORS) - 13.2%
    3,600  Celestica Inc.*                                                       $  145,404
    6,200  Cree Inc.*                                                               182,652
   10,200  Flextronics International, Ltd.*                                         244,698
    4,300  Gemstar-TV Guide International Inc.*                                     119,110
    4,100  Newport Corp.                                                             79,048
                                                                                 ----------
                                                                                 $  770,912
                                                                                 ----------
           ELECTRONICS (INSTRUMENTATION) - 5.1%
    5,800  Alpha Industries, Inc.*                                               $  126,440
    4,700  Veeco Instruments, Inc.*                                                 169,435
                                                                                 ----------
                                                                                 $  295,875
                                                                                 ----------
           ELECTRONICS (SEMICONDUCTORS) - 22.7%
    2,700  Analog Devices, Inc.*                                                 $  119,853
    5,000  Altera Corp.*                                                            106,100
    2,800  HI/FN Inc.*                                                               40,516
    5,600  Intel Corp.                                                              176,120
    5,400  Intersil Holding Corp.*                                                  174,150
      950  Linear Technology Corp.                                                   37,088
    5,900  Micron Technology, Inc.*                                                 182,900
      800  Maxim Integrated Products*                                                42,008
    2,100  PMC - Sierra Inc.*                                                        44,646
    4,400  Semtech Corp.*                                                           157,036
    8,800  Triquint Semiconductor Inc.*                                             107,888
    3,300  Texas Instruments, Inc.                                                   92,400
    1,200  Xilinx, Inc.*                                                             46,860
                                                                                 ----------
                                                                                 $1,327,565
                                                                                 ----------
           EQUIPMENT (SEMICONDUCTOR) - 22.5%
    1,900  Applied Materials, Inc.*                                              $   76,190
    3,500  ATMI, Inc.*                                                               83,475
    1,900  Brooks Automation, Inc.*                                                  77,273
    4,900  Cymer, Inc.*                                                             130,977
    5,700  DuPont Photomasks, Inc.*                                                 247,665
    9,200  Emcore Corp.*                                                            123,740
    1,600  KLA-Tencor Corp.*                                                         79,296
    2,100  Novellus Systems, Inc.*                                                   82,845
    6,100  Photronics, Inc.*                                                        191,235
    6,100  PRI Automation, Inc.*                                                    124,745
    5,400  Taiwan Semiconductor
           Manufacturing Co. (A.D.R.)*                                               92,718
                                                                                 ----------
                                                                                 $1,310,159
                                                                                 ----------
           TOTAL TECHNOLOGY                                                      $5,061,118
                                                                                 ----------
           TOTAL COMMON STOCKS
           (Cost $8,328,801)                                                     $5,832,740
                                                                                 ----------
                                                                                 ----------

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL CAP VALUE VCT PORTFOLIO

   SHARES                                                                             VALUE
           COMMON STOCKS - 100.0%
           BASIC MATERIALS - 4.4%
           AGRICULTURAL PRODUCTS - 1.0%
      299  Embrex, Inc.*                                                           $  5,352
                                                                                   --------
           CONSTRUCTION (CEMENT & AGGREGATES) - 1.1%
      355  Oglebay Norton Co.                                                      $  5,503
                                                                                   --------
           IRON & STEEL - 0.4%
      213  UCAR International Inc.*                                                $  2,279
                                                                                   --------
           METALS MINING - 1.2%
      289  Massey Energy Co.                                                       $  5,991
                                                                                   --------
           PAPER & FOREST PRODUCTS - 0.7%
      278  Domtar Inc.                                                             $  2,802
      135  Mercer International, Inc.                                                 1,007
                                                                                   --------
                                                                                   $  3,809
                                                                                   --------
           TOTAL BASIC MATERIALS                                                   $ 22,934
                                                                                   --------
           CAPITAL GOODS - 6.8%
           ELECTRICAL EQUIPMENT - 1.2%
      599  Power-One, Inc.*                                                        $  6,236
                                                                                   --------
           MACHINERY (DIVERSIFIED) - 1.6%
      144  Nacco Industries, Inc.                                                  $  8,178
                                                                                   --------
           METAL FABRICATORS - 2.2%
      310  Brush Engineered Materials Inc.                                         $  4,414
      601  N N Ball & Roller, Inc.                                                    6,701
                                                                                   --------
                                                                                   $ 11,115
                                                                                   --------
           TRUCKS & PARTS - 1.3%
      397  Joy Global Inc.*                                                        $  6,670
                                                                                   --------
           WASTE MANAGEMENT - 0.5%
       42  Stericycle Inc.*                                                        $  2,557
                                                                                   --------
           TOTAL CAPITAL GOODS                                                     $ 34,756
                                                                                   --------
           COMMUNICATION SERVICES- 1.2%
           TELEPHONE - 1.2%
      523  Boston Communications Group, Inc.*                                      $  5,936
                                                                                   --------
           TOTAL COMMUNICATION SERVICES                                            $  5,936
                                                                                   --------
           CONSUMER CYCLICALS - 22.8%
           AUTO PARTS & EQUIPMENT - 0.6%
      153  Applied Industrial Technologies, Inc.                                   $  2,853
                                                                                   --------
           BUILDING MATERIALS - 1.2%
      226  Nortek, Inc.*                                                           $  6,305
                                                                                   --------
           FOOTWEAR - 1.2%
      431  Maxwell Shoe Co., Inc.*                                                 $  6,077
                                                                                   --------
           HOUSEHOLD FURN. & APPLIANCES - 0.7%
      114  Furniture Brands International Inc.*                                    $  3,650
                                                                                   --------
           LEISURE TIME (PRODUCTS) - 0.6%
      241  Equity Marketing Inc.*                                                  $  3,135
                                                                                   --------
           PUBLISHING - 1.3%
      375  Advanced Marketing                                                      $  6,844
                                                                                   --------
           RETAIL (COMPUTERS & ELECTRONICS) - 1.3%
      520  Inter-TAN, Inc.*                                                        $  6,531
                                                                                   --------
           RETAIL (DISCOUNTERS) - 0.2%
       61  Tuesday Morning Corp.*                                                  $  1,103
                                                                                   --------
           RETAIL (HOME SHOPPING) - 0.5%
      129  Coldwater Creek Inc.*                                                   $  2,732
                                                                                   --------
           RETAIL (SPECIALTY) - 5.8%
      447  Guitar Center Inc.*                                                     $  6,097
      312  Hancock Fabrics, Inc.                                                      4,103
      368  Haverty Furniture                                                          6,090
      300  Lithia Motors, Inc.*                                                       6,210
      318  School Specialty Inc.*                                                     7,276
                                                                                   --------
                                                                                   $ 29,776
                                                                                   --------
           RETAIL (SPECIALTY-APPAREL) - 1.4%
    1,133  Charming Shoppes, Inc.*                                                 $  6,016
      105  Wilsons-The Leather Experts*                                               1,198
                                                                                   --------
                                                                                   $  7,214
                                                                                   --------
           SERVICES (ADVERTISING/MARKETING) - 1.1%
      199  R.H. Donnelley Corp.*                                                   $  5,781
                                                                                   --------
           SERVICES (COMMERCIAL & CONSUMER) - 5.9%
      198  Chemed Corp.                                                            $  6,712
      224  FTI Consulting, Inc.*                                                      7,347
      477  Pegasus Systems, Inc.*                                                     6,773
      552  Right Management Consultants, Inc.*                                        9,550
                                                                                   --------
                                                                                   $ 30,382
                                                                                   --------
           TEXTILES (APPAREL) - 1.0%
      473  Phillips-Van Heusen                                                     $  5,156
                                                                                   --------
           TOTAL CONSUMER CYCLICALS                                                $117,539
                                                                                   --------
           CONSUMER STAPLES - 11.1%
           FOODS - 3.8%
      493  Fresh Del Monte Produce Inc.*                                           $  7,420
      206  Hain Celestial Group, Inc.*                                                5,657
      388  Horizon Organic Holding Corp.*                                             6,410
                                                                                   --------
                                                                                   $ 19,487
                                                                                   --------
           HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.3%
      784  Nu Skin Enterprises Inc.                                                $  6,860
                                                                                   --------
           RESTAURANTS - 2.3%
      195  O'Charley's Inc.*                                                       $  3,609
      356  Rare Hospitality International Inc.*                                       8,024
                                                                                   --------
                                                                                   $ 11,633
                                                                                   --------
           SERVICES (EMPLOYMENT) - 1.9%
      107  ITT Educational Services, Inc.*                                         $  3,945
      601  Hall, Kinion & Associates, Inc.*                                           5,637
                                                                                   --------
                                                                                   $  9,582
                                                                                   --------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           SERVICES (RENTALS) - 0.7%
      600  Rent-Way, Inc.*                                                          $ 3,594
                                                                                    -------
           SPECIALTY PRINTING - 1.1%
      268  John H. Harland Co.                                                      $ 5,923
                                                                                    -------
           TOTAL CONSUMER STAPLES                                                   $57,079
                                                                                    -------
           ENERGY - 8.6%
           OIL & GAS (DRILLING & EQUIPMENT) - 2.1%
      541  Key Energy Services Inc.*                                                $ 4,977
      220  Lufkin Industries                                                          5,896
                                                                                    -------
                                                                                    $10,873
                                                                                    -------
           OIL & GAS (PRODUCTION/EXPLORATION) - 4.9%
      342  St. Mary Land & Exploration                                              $ 7,247
      870  Natco Group, Inc.*                                                         6,090
      166  Penn Virginia Corp.                                                        5,661
      136  Tom Brown Inc.*                                                            3,673
      184  Unit Corp.*                                                                2,374
                                                                                    -------
                                                                                    $25,045
                                                                                    -------
           OIL & GAS (REFINING & MARKETING) - 1.6%
      562  Pennzoil Co.                                                             $ 8,121
                                                                                    -------
           TOTAL ENERGY                                                             $44,039
                                                                                    -------
           FINANCIALS - 17.9%
           CONSUMER FINANCE - 1.5%
      246  Metris Companies Inc.                                                    $ 6,325
      156  Medallion Financial Corp.                                                  1,232
                                                                                    -------
                                                                                    $ 7,557
                                                                                    -------
           FINANCIAL (DIVERSIFIED) - 5.2%
      246  Actrade Financial Technologies Ltd.*                                     $ 7,245
      434  Advanta Corp. (Class B)                                                    3,949
      276  Dollar Thrifty Automotive*                                                 4,278
      195  Financial Federal Corp.*                                                   6,094
      134  Mutual Risk Management Ltd.                                                  978
      392  Ventas, Inc.                                                               4,508
                                                                                    -------
                                                                                    $27,052
                                                                                    -------
           INSURANCE (LIFE/HEALTH) - 0.7%
      206  FBL Financial Group, Inc.                                                $ 3,436
                                                                                    -------
           INSURANCE (PROPERTY-CASUALTY) - 1.9%
       91  IPC Holdings Ltd.                                                        $ 2,694
      108  Philadelphia Consolidated Holding Corp.*                                   4,073
      149  Stewart Information Services Corp.*                                        2,943
                                                                                    -------
                                                                                    $ 9,710
                                                                                    -------
           REAL ESTATE - 7.1%
      295  Bedford Property Investors, Inc.                                         $ 6,638
      333  Entertainment Properties Trust                                             6,444
      201  Glimcher Realty Trust                                                      3,785
      583  Lasalle Hotel Properties                                                   6,844
      199  Pennsylvania Real Estate Investment
           Trust, Inc.                                                                4,617
      128  Parkway Properties, Inc.                                                   4,250
      176  Universal Health Realty Inc.                                               4,136
                                                                                    -------
                                                                                    $36,714
                                                                                    -------
           SAVINGS & LOAN COMPANIES - 1.5%
      243  Banner Corp.                                                             $ 4,109
      415  BankAtlantic Bancorp, Inc.                                                 3,810
                                                                                    -------
                                                                                    $ 7,919
                                                                                    -------
           TOTAL FINANCIALS                                                         $92,388
                                                                                    -------
           HEALTH CARE - 4.6%
           HEALTH CARE (HOSPITAL MANAGEMENT) - 0.3%
       50  Triad Hospitals, Inc.*                                                   $ 1,468
                                                                                    -------
           HEALTH CARE (MANAGED CARE) - 0.9%
      220  Amerigroup Corp.*                                                        $ 4,796
                                                                                    -------
           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 1.8%
    1,356  Rita Medical Systems, Inc.*                                              $ 9,045
                                                                                    -------
           HEALTH CARE (SPECIALIZED SERVICES) - 1.6%
      247  Pediatrix Medical Group, Inc.*                                           $ 8,378
                                                                                    -------
           TOTAL HEALTH CARE                                                        $23,687
                                                                                    -------
           TECHNOLOGY - 17.7%
           COMMUNICATIONS EQUIPMENT - 1.4%
    1,076  InteliData Technologies Corp.*                                           $ 3,045
      348  Lightbridge Inc.*                                                          4,228
                                                                                    -------
                                                                                    $ 7,273
                                                                                    -------
           COMPUTERS (NETWORKING) - 0.9%
      532  OpenTV Corp.*                                                            $ 4,400
                                                                                    -------
           COMPUTERS (PERIPHERALS) - 1.4%
      354  Secure Computing Corp.*                                                  $ 7,275
                                                                                    -------
           COMPUTERS (SOFTWARE & SERVICES) - 1.4%
      469  E.Piphany Inc.*                                                          $ 4,085
      184  SPSS Inc.*                                                                 3,266
                                                                                    -------
                                                                                    $ 7,351
                                                                                    -------
           ELECTRONICS (COMPONENT DISTRIBUTORS) - 4.5%
      504  Oak Technology, Inc.*                                                    $ 6,930
      404  Power Integrations, Inc.*                                                  9,227
      534  Sipex Corp.*                                                               6,862
                                                                                    -------
                                                                                    $23,019
                                                                                    -------
           ELECTRONICS (INSTRUMENTATION) - 0.9%
      102  Photon Dynamics Inc.*                                                    $ 4,656
                                                                                    -------

   The accompanying notes are an integral part of these financial statements.

 SHARES                                                                               VALUE
           ELECTRONICS (SEMICONDUCTORS) - 1.0%
      366  AXT, Inc.*                                                              $  5,281
                                                                                   --------
           EQUIPMENT (SEMICONDUCTOR) - 6.2%
      154  Advanced Energy Industries Inc.*                                        $  4,103
      169  ATMI, Inc.*                                                                4,031
      140  Brooks Automation, Inc.*                                                   5,694
      330  Photronics, Inc.*                                                         10,346
      385  PRI Automation, Inc.*                                                      7,873
                                                                                   --------
                                                                                   $ 32,047
                                                                                   --------
           TOTAL TECHNOLOGY                                                        $ 91,302
                                                                                   --------
           TRANSPORTATION - 2.4%
           RAILROADS - 1.1%
      178  Genesee & Wyoming Inc.*                                                 $  5,812
                                                                                   --------
           SHIPPING - 1.3%
      407  Stelmar Shipping Ltd.*                                                  $  6,614
                                                                                   --------
           TOTAL TRANSPORTATION                                                    $ 12,426
                                                                                   --------
           UTILITIES - 2.5%
           NATURAL GAS - 2.5%
      397  NUI Corp.                                                               $  9,406
      324  Southwestern Energy Co.*                                                   3,370
                                                                                   --------
                                                                                   $ 12,776
                                                                                   --------
           TOTAL UTILITIES                                                         $ 12,776
                                                                                   --------
           TOTAL COMMON STOCKS
           (Cost $497,825)                                                         $514,862
                                                                                   ========

*     Non-income producing security

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           COMMON STOCKS - 100.0%
           BASIC MATERIALS - 5.6%
           AGRICULTURAL PRODUCTS - 1.3%
    1,120  Corn Products International, Inc.                                       $ 39,480
                                                                                   --------
           CHEMICALS - 1.2%
    2,400  Airgas, Inc.*                                                           $ 36,288
                                                                                   --------
           CHEMICALS (SPECIALTY) - 1.4%
    2,700  Wellman, Inc.                                                           $ 41,823
                                                                                   --------
           GOLD & PRECIOUS METALS MINING - 1.0%
    2,900  Agnico Eagle Mines Ltd.                                                 $ 28,623
                                                                                   --------
           IRON & STEEL - 0.3%
      900  UCAR International Inc.*                                                $  9,630
                                                                                   --------
           PAPER & FOREST PRODUCTS - 0.4%
    1,100  Wausau-Mosinee Paper Corp.                                              $ 13,310
                                                                                   --------
           TOTAL BASIC MATERIALS                                                   $169,154
                                                                                   --------
           CAPITAL GOODS - 3.5%
           AEROSPACE/DEFENSE - 0.5%
    1,500  AAR Corp.                                                               $ 13,515
                                                                                   --------
           ELECTRICAL EQUIPMENT - 0.8%
    1,400  Kemper Corp.*                                                           $ 24,850
                                                                                   --------
           MACHINERY (DIVERSIFIED) - 0.4%
    1,000  Wabtec Corp.                                                            $ 12,300
                                                                                   --------
           METAL FABRICATORS - 0.3%
      875  N N Ball & Roller, Inc.                                                 $  9,756
                                                                                   --------
           WASTE MANAGEMENT - 1.5%
    5,711  Newpark Resources, Inc.*                                                $ 45,117
                                                                                   --------
           TOTAL CAPITAL GOODS                                                     $105,538
                                                                                   --------
           COMMUNICATION SERVICES- 1.3%
           TELECOMMUNICATIONS (LONG DISTANCE) - 0.7%
    1,100  Aeroflex Inc.*                                                          $ 20,823
                                                                                   --------
           TELEPHONE - 0.6%
    1,059  CT Communications, Inc.                                                 $ 17,484
                                                                                   --------
           TOTAL COMMUNICATION SERVICES                                            $ 38,307
                                                                                   --------
           CONSUMER CYCLICALS - 13.0%
           HOUSEHOLD FURNISHINGS & APPLIANCES - 1.5%
    1,375  Furniture Brands International Inc.*                                    $ 44,028
                                                                                   --------
           PUBLISHING (NEWSPAPERS) - 1.1%
    1,600  Journal Register Co.*                                                   $ 33,664
                                                                                   --------
           RETAIL (COMPUTERS & ELECTRONICS) - 1.5%
    3,600  Inter-TAN, Inc.*                                                        $ 45,216
                                                                                   --------
           RETAIL (HOME SHOPPING) - 0.3%
      200  Lands' End Inc.*                                                        $ 10,032
                                                                                   --------
           RETAIL (SPECIALTY) - 0.5%
      700  Sonic Automotive, Inc.*                                                 $ 16,408
                                                                                   --------
           RETAIL (SPECIALTY-APPAREL) - 3.2%
    1,867  AnnTaylor Stores Corp.*                                                 $ 65,345
    6,200  Charming Shoppes, Inc.*                                                   32,922
                                                                                   --------
                                                                                   $ 98,267
                                                                                   --------
           SERVICES (ADVERTISING/MARKETING) - 0.5%
      500  Direct Focus, Inc.*                                                     $ 15,600
                                                                                   --------
           SERVICES (COMMERCIAL & CONSUMER) - 3.0%
    2,503  Covanta Energy Corp.*                                                   $ 11,314
    1,876  Pittston Brink's Group                                                    41,460
    1,500  Regis Corp.                                                               38,670
                                                                                   --------
                                                                                   $ 91,444
                                                                                   --------
           TEXTILES (APPAREL) - 0.3%
      500  Gildan Activewear Inc.*                                                 $  7,170
                                                                                   --------
           TEXTILES (SPECIALTY) - 1.1%
    4,811  Unifi, Inc.*                                                            $ 34,880
                                                                                   --------
           TOTAL CONSUMER CYCLICALS                                                $396,709
                                                                                   --------
           CONSUMER STAPLES - 12.8%
           DISTRIBUTORS (FOOD & HEALTH) - 1.7%
    2,829  Fleming Companies, Inc.                                                 $ 52,337
                                                                                   --------
           ENTERTAINMENT - 0.6%
    1,600  Alliance Atlantis Communications Inc.*                                  $ 18,112
                                                                                   --------
           FOODS - 2.7%
    2,600  Hain Celestial Group, Inc.*                                             $ 71,396
      300  The J.M. Smucker Co.                                                      10,614
                                                                                   --------
                                                                                   $ 82,010
                                                                                   --------
           HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.4%
    1,500  Nu Skin Enterprises Inc.                                                $ 13,125
                                                                                   --------
           RESTAURANTS - 3.5%
    1,400  AFC Enterprises, Inc.*                                                  $ 39,746
      671  Applebee's International, Inc.                                            22,948
    1,000  CEC Entertainment Inc.*                                                   43,390
                                                                                   --------
                                                                                   $106,084
                                                                                   --------
           SERVICES (EMPLOYMENT) - 2.6%
    1,225  Bally Total Fitness Holding Corp.*                                      $ 26,411
    1,057  ITT Educational Services, Inc.*                                           38,972
    1,850  The Princeton Review, Inc.*                                               14,153
                                                                                   --------
                                                                                   $ 79,536
                                                                                   --------
           SPECIALTY PRINTING - 1.3%
    1,800  John H. Harland Co.                                                     $ 39,780
                                                                                   --------
           TOTAL CONSUMER STAPLES                                                  $390,984
                                                                                   --------
           ENERGY - 7.3%
           OIL & GAS (DRILLING & EQUIPMENT) - 2.1%
    2,688  Patterson Energy, Inc.*                                                 $ 62,657
      250  Torch Offshore, Inc.*                                                      1,500
                                                                                   --------
                                                                                   $ 64,157
                                                                                   --------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           OIL & GAS (PRODUCTION/EXPLORATION) - 5.2%
    1,500  Forest Oil Corp.*                                                       $ 42,315
      900  St. Mary Land & Exploration Co.                                           19,071
    2,000  Plains Resources Inc.*                                                    49,220
    1,178  Spinnaker Exploration Co.*                                                48,486
                                                                                   --------
                                                                                   $159,092
                                                                                   --------
           TOTAL ENERGY                                                            $223,249
                                                                                   --------
           FINANCIALS - 21.9%
           BANKS (MONEY CENTER) - 1.0%
      668  Whitney Holding Corp.                                                   $ 29,292
                                                                                   --------
           BANKS (REGIONAL) - 1.0%
    1,300  Commercial Federal Corp.                                                $ 30,550
                                                                                   --------
           CONSUMER FINANCE - 1.4%
    1,487  American Capital Strategies Ltd.                                        $ 42,156
                                                                                   --------
           FINANCIAL (DIVERSIFIED) - 3.6%
    3,403  Advanta Corp. (Class B)                                                 $ 30,967
    1,300  Leucadia National Corp.                                                   37,531
      750  Mutual Risk Management Ltd.                                                5,475
      860  IndyMac Bancorp, Inc.*                                                    20,107
    3,472  Transmedia Network, Inc.                                                  15,103
                                                                                   --------
                                                                                   $109,183
                                                                                   --------
           INSURANCE (PROPERTY-CASUALTY) - 1.9%
    1,120  First American Corp.                                                    $ 20,989
      625  Landamerica Financial Group                                               17,938
      920  Selective Insurance Group, Inc.                                           19,992
                                                                                   --------
                                                                                   $ 58,919
                                                                                   --------
           INVESTMENT MANAGEMENT - 0.9%
      625  Gabelli Asset Management Inc.*                                          $ 27,000
                                                                                   --------
           REAL ESTATE - 8.5%
      600  Colonial Properties Trust                                               $ 18,690
      800  Camden Property Trust                                                     29,360
      500  FelCor Suite Hotels, Inc.                                                  8,355
    1,750  Glimcher Realty Trust                                                     32,953
    2,717  Healthcare Realty Trust, Inc.                                             76,076
    1,982  Innkeepers USA Trust                                                      19,424
    1,900  Mission West Properties, Inc.                                             24,168
    1,865  Prentiss Properties Trust                                                 51,194
                                                                                   --------
                                                                                   $260,220
                                                                                   --------
           SAVINGS & LOAN COMPANIES - 3.6%
    4,746  Staten Island Bancorp, Inc.                                             $ 77,407
    1,000  Webster Financial Corp.                                                   31,530
                                                                                   --------
                                                                                   $108,937
                                                                                   --------
           TOTAL FINANCIALS                                                        $666,257
                                                                                   --------
           HEALTH CARE - 13.9%
           HEALTH CARE (DIVERSIFIED) - 1.3%
      800  Aviron*                                                                 $ 39,784
                                                                                   --------
           HEALTH CARE (HOSPITAL MANAGEMENT) - 1.5%
    1,075  Universal Health Services, Inc. (Class B)*                              $ 45,989
                                                                                   --------
           HEALTH CARE (LONG TERM CARE) - 2.5%
    2,602  Sunrise Assisted Living Inc.*                                           $ 75,744
                                                                                   --------
           HEALTH CARE (MANAGED CARE) - 3.3%
      350  AMN Healthcare Services*                                                $  9,590
    2,225  First Health Group Corp.*                                                 55,047
      500  Trigon Healthcare, Inc.*                                                  34,725
                                                                                   --------
                                                                                   $ 99,362
                                                                                   --------
           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 1.7%
    1,500  Haemonetics Corp.*                                                      $ 50,880
                                                                                   --------
           HEALTH CARE (SPECIALIZED SERVICES) - 3.6%
    3,000  Hooper Holmes, Inc.                                                     $ 26,850
    2,700  Orthodontic Centers of America, Inc.*                                     82,350
                                                                                   --------
                                                                                   $109,200
                                                                                   --------
           TOTAL HEALTH CARE                                                       $420,959
                                                                                   --------
           TECHNOLOGY - 16.1%
           COMPUTERS (NETWORKING) - 0.9%
    1,100  Avocent Corp.*                                                          $ 26,675
                                                                                   --------
           COMPUTERS (SOFTWARE & SERVICES) - 3.7%
    1,100  American Management*                                                    $ 19,888
    1,339  Fair Isaac and Company, Inc.                                              84,384
      400  Wind River Systems*                                                        7,164
                                                                                   --------
                                                                                   $111,436
                                                                                   --------
           ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.0%
    1,400  Power Integrations, Inc.*                                               $ 31,976
                                                                                   --------
           ELECTRONICS (INSTRUMENTATION) - 1.7%
    1,424  Veeco Instruments, Inc.*                                                $ 51,335
                                                                                   --------
           EQUIPMENT (SEMICONDUCTOR) - 8.3%
    1,176  ATMI, Inc.*                                                             $ 28,048
    1,048  Cymer, Inc.*                                                              28,013
    1,351  DuPont Photomasks, Inc.*                                                  58,701
    2,000  EMCORE Corp.*                                                             26,900
    2,596  Photronics, Inc.*                                                         81,385
      851  Varian Semiconductor Equipment
           Associates, Inc.*                                                         29,436
                                                                                   --------
                                                                                   $252,483
                                                                                   --------
           SERVICES (DATA PROCESSING) - 0.5%
      600  Talx Corp.                                                              $ 14,988
                                                                                   --------
           TOTAL TECHNOLOGY                                                        $488,893
                                                                                   --------
           TRANSPORTATION - 0.8%
           RAILROADS - 0.8%
      750  Genesee & Wyoming Inc.*                                                 $ 24,488
                                                                                   --------
           TOTAL TRANSPORTATION                                                    $ 24,488
                                                                                   --------

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIOPIONEER VARIABLE
           CONTRACTS TRUST

  SHARES                                                                   VALUE
           UTILITIES - 3.8%
           ELECTRIC COMPANIES - 2.8%
      422  Dominion Resources, Inc.                                   $   25,362
    3,314  Unisource Energy Corp Holding Co.                              60,282
                                                                      ----------
                                                                      $   85,644
                                                                      ----------
           NATURAL GAS - 1.0%
    3,050  Southwestern Energy Co.*                                   $   31,715
                                                                      ----------
           TOTAL UTILITIES                                            $  117,359
                                                                      ----------
           TOTAL COMMON STOCKS
           (Cost $2,842,350)                                          $3,041,897
                                                                      ==========

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID CAP VALUE VCT PORTFOLIO

   SHARES                                                                             VALUE
           COMMON STOCKS - 100.0%
           BASIC MATERIALS - 4.8%
           ALUMINUM - 0.9%
   35,905  Alcoa, Inc.                                                          $ 1,276,423
                                                                                -----------
           CHEMICALS - 0.9%
   20,500  Air Products & Chemicals, Inc.                                       $   961,655
   23,100  IMC Global, Inc.                                                         300,300
                                                                                -----------
                                                                                $ 1,261,955
                                                                                -----------
           CHEMICALS (SPECIALTY) - 1.1%
   94,900  Wellman, Inc.                                                        $ 1,470,001
                                                                                -----------
           METALS MINING - 1.0%
  102,600  Freeport-McMoRan Copper &
           Gold, Inc. (Class B)*                                                $ 1,373,814
                                                                                -----------
           PAPER & FOREST PRODUCTS - 0.9%
   25,600  Bowater, Inc.                                                        $ 1,221,120
                                                                                -----------
           TOTAL BASIC MATERIALS                                                $ 6,603,313
                                                                                -----------
           CAPITAL GOODS - 9.1%
           AEROSPACE/DEFENSE - 1.7%
   18,000  General Dynamics Corp.                                               $ 1,433,520
   33,300  Precision Castparts Corp.                                                940,725
                                                                                -----------
                                                                                $ 2,374,245
                                                                                -----------
           ELECTRICAL EQUIPMENT - 2.2%
   59,000  American Power Conversion Corp.*                                     $   853,140
   61,550  Sanmina-SCI Corp.*                                                     1,224,845
   46,200  Vishay Intertechnology, Inc.*                                            900,900
                                                                                -----------
                                                                                $ 2,978,885
                                                                                -----------
           MACHINERY (DIVERSIFIED) - 1.6%
   30,800  Deere & Co.                                                          $ 1,344,728
   41,000  Kaydon Corp.                                                             929,880
                                                                                -----------
                                                                                $ 2,274,608
                                                                                -----------
           MANUFACTURING (DIVERSIFIED) - 1.5%
   12,800  American Standard Companies, Inc.*                                   $   873,344
   23,100  ITT Industries, Inc.                                                   1,166,550
                                                                                -----------
                                                                                $ 2,039,894
                                                                                -----------
           MANUFACTURING (SPECIALIZED) - 0.4%
   31,700  Energizer Holdings, Inc.*                                            $   603,885
                                                                                -----------
           METAL FABRICATORS - 0.2%
   18,800  Brush Engineered Materials Inc.                                      $   267,712
                                                                                -----------
           WASTE MANAGEMENT - 1.5%
   46,200  Republic Services, Inc.*                                             $   922,614
   35,900  Waste Management, Inc                                                  1,145,569
                                                                                -----------
                                                                                $ 2,068,183
                                                                                -----------
           TOTAL CAPITAL GOODS                                                  $12,607,412
                                                                                -----------
           COMMUNICATION SERVICES - 2.7%
           TELEPHONE - 2.7%
   35,900  Alltel Corp.                                                         $ 2,216,107
   16,400  Telephone and Data Systems, Inc.                                       1,471,900
                                                                                -----------
                                                                                $ 3,688,007
                                                                                -----------
           TOTAL COMMUNICATION SERVICES                                         $ 3,688,007
                                                                                -----------
           CONSUMER CYCLICALS - 12.5%
           AUTO PARTS & EQUIPMENT - 0.7%
   66,200  Dana Corp.                                                           $   918,856
                                                                                -----------
           GAMING & LOTTERY COMPANIES - 0.6%
   92,300  Park Place Entertainment Corp.*                                      $   846,391
                                                                                -----------
           LEISURE TIME (PRODUCTS) - 0.8%
   67,900  Mattel, Inc.                                                         $ 1,167,880
                                                                                -----------
           RETAIL (COMPUTERS & ELECTRONICS) - 0.9%
   41,000  RadioShack Corp.                                                     $ 1,234,100
                                                                                -----------
           RETAIL (DEPARTMENT STORES) - 1.2%
   64,100  Penney (J.C.) & Co., Inc.                                            $ 1,724,290
                                                                                -----------
           RETAIL (DISCOUNTERS) - 0.9%
   41,000  Family Dollar Stores, Inc.                                           $ 1,229,180
                                                                                -----------
           RETAIL (SPECIALTY) - 1.6%
   82,100  Cole National Corp.*                                                 $ 1,358,755
   56,400  Foot Locker, Inc.*                                                       882,660
                                                                                -----------
                                                                                $ 2,241,415
                                                                                -----------
           RETAIL (SPECIALTY-APPAREL) - 1.3%
  123,100  The Limited, Inc.                                                    $ 1,812,032
                                                                                -----------
           SERVICES (ADVERTISING/MARKETING) - 0.7%
   30,800  The Interpublic Group of Companies, Inc.                             $   909,832
                                                                                -----------
           SERVICES (COMMERCIAL & CONSUMER) - 3.8%
   51,300  IMS Health Inc.                                                      $ 1,000,863
   69,250  Regis Corp.                                                            1,785,265
   33,300  Sabre Group Holdings, Inc.*                                            1,410,255
  205,200  Service Corp. International*                                           1,023,948
                                                                                -----------
                                                                                $ 5,220,331
                                                                                -----------
           TOTAL CONSUMER CYCLICALS                                             $17,304,307
                                                                                -----------
           CONSUMER STAPLES - 11.7%
           BROADCASTING (CABLE/TELEVISION/RADIO) - 1.5%
   74,850  USA Networks Inc.*                                                   $ 2,044,154
                                                                                -----------
           FOODS - 0.9%
   18,000  Hershey Foods Corp.                                                  $ 1,218,600
                                                                                -----------
           HOUSEWARES - 1.1%
   38,500  Fortune Brands, Inc.                                                 $ 1,524,215
                                                                                -----------
           PERSONAL CARE - 1.0%
   23,100  Kimberly-Clark Corp.                                                 $ 1,381,380
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           RESTAURANTS - 2.9%
  115,400  Lone Star Steakhouse & Saloon, Inc.                                  $ 1,711,382
   46,200  Tricon Global Restaurants, Inc.*                                       2,273,040
                                                                                -----------
                                                                                $ 3,984,422
                                                                                -----------
           RETAIL (DRUG STORES) - 1.3%
   61,600  CVS Corp.                                                            $ 1,823,360
                                                                                -----------
           RETAIL STORES (FOOD CHAINS) - 1.4%
   33,300  Albertson's, Inc.                                                    $ 1,048,617
   41,000  Kroger Co.*                                                              855,670
                                                                                -----------
                                                                                $ 1,904,287
                                                                                -----------
           SPECIALTY PRINTING - 1.6%
  102,600  John H. Harland Co.                                                  $ 2,267,460
                                                                                -----------
           TOTAL CONSUMER STAPLES                                               $16,147,878
                                                                                -----------
           ENERGY - 7.9%
           OIL & GAS (DRILLING & EQUIPMENT) - 3.1%
   46,200  BJ Services Co.*                                                     $ 1,499,190
   46,200  ENSCO International, Inc.                                              1,148,070
   30,800  Tidewater, Inc.                                                        1,044,120
   15,400  Weatherford International, Inc.*                                         573,804
                                                                                -----------
                                                                                $ 4,265,184
                                                                                -----------
           OIL & GAS (PRODUCTION/EXPLORATION) - 2.2%
   20,500  Burlington Resources, Inc.                                           $   769,570
   66,700  Ocean Energy, Inc.                                                     1,280,640
   53,900  Pioneer Natural Resources Co.*                                         1,038,114
                                                                                -----------
                                                                                $ 3,088,324
                                                                                -----------
           OIL & GAS (REFINING & MARKETING) - 1.7%
   30,800  Sun Company, Inc.                                                    $ 1,150,072
   30,800  Valero Energy Corp.                                                    1,174,096
                                                                                -----------
                                                                                $ 2,324,168
                                                                                -----------
           OIL (DOMESTIC INTEGRATED) - 0.9%
   46,136  Conoco, Inc.                                                         $ 1,305,649
                                                                                -----------
           TOTAL ENERGY                                                         $10,983,325
                                                                                -----------
           FINANCIALS - 19.5%
           BANKS (MAJOR REGIONAL) - 4.3%
   15,400  The Bank of New York Co., Inc.                                       $   628,320
   30,800  BB&T Corp.                                                             1,112,188
   30,800  Boston Private Financial Holdings, Inc.                                  679,756
   20,517  Comerica, Inc.                                                         1,175,624
   33,300  KeyCorp                                                                  810,522
   33,300  National City Corp.                                                      973,692
   20,500  SouthTrust Corp.                                                         505,735
                                                                                -----------
                                                                                $ 5,885,837
                                                                                -----------
           BANKS (REGIONAL) - 3.7%
   15,400  First Tennessee National Corp.                                       $   558,404
   25,600  Marshall & Ilsley Corp.                                                1,619,968
   46,200  North Fork Bancorporation, Inc.                                        1,477,938
   30,800  TCF Financial Corp.                                                    1,477,784
                                                                                -----------
                                                                                $ 5,134,094
                                                                                -----------
           CONSUMER FINANCE - 2.2%
   12,800  Countrywide Credit Industries, Inc.                                  $   524,416
   20,500  The PMI Group, Inc.                                                    1,373,705
    3,100  White Mountains Insurance Group Ltd.*                                  1,078,800
                                                                                -----------
                                                                                $ 2,976,921
                                                                                -----------
           FINANCIAL (DIVERSIFIED) - 0.9%
   15,400  SLM Holdings Corp.                                                   $ 1,293,908
                                                                                -----------
           INSURANCE (LIFE/HEALTH) - 0.7%
   21,500  Jefferson - Pilot Corp.                                              $   994,805
                                                                                -----------
           INSURANCE (PROPERTY-CASUALTY) - 5.3%
   20,500  Ace Ltd.                                                             $   823,075
   18,000  Allmerica Financial Corp.                                                801,900
   32,300  Arch Capital Group Ltd.*                                                 831,725
   16,900  Exel Ltd.                                                              1,543,984
   10,300  Markel Corp.*                                                          1,850,395
   28,150  MBIA Inc.                                                              1,509,685
                                                                                -----------
                                                                                $ 7,360,764
                                                                                -----------
           INVESTMENT BANK/BROKERAGE - 0.8%
   25,600  A.G. Edwards, Inc.                                                   $ 1,130,752
                                                                                -----------
           INVESTMENT MANAGEMENT - 1.2%
   59,000  Stilwell Financial, Inc.                                             $ 1,605,980
                                                                                -----------
           SAVINGS & LOAN COMPANIES - 0.4%
   20,550  Charter One Financial, Inc.                                          $   557,933
                                                                                -----------
           TOTAL FINANCIALS                                                     $26,940,994
                                                                                -----------
           HEALTH CARE - 9.2%
           BIOTECHNOLOGY - 0.5%
   12,800  Biogen, Inc.*                                                        $   734,080
                                                                                -----------
           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 0.8%
   51,300  IVAX Corp.*                                                          $ 1,033,182
                                                                                -----------
           HEALTH CARE (DRUGS-GENERIC & OTHER) - 1.8%
   64,100  Alpharma, Inc.                                                       $ 1,695,445
   20,400  Mylan Laboratories, Inc.                                                 765,000
                                                                                -----------
                                                                                $ 2,460,445
                                                                                -----------
           HEALTH CARE (HOSPITAL MANAGEMENT) - 1.5%
   20,500  HCA-The Healthcare Company                                           $   790,070
   43,600  Triad Hospitals, Inc.*                                                 1,279,660
                                                                                -----------
                                                                                $ 2,069,730
                                                                                -----------
           HEALTH CARE (LONG TERM CARE) - 0.3%
   20,000  Manor Care, Inc.*                                                    $   474,200
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           HEALTH CARE (MANAGED CARE) - 1.1%
   12,800  Wellpoint Health Networks Inc.*                                     $  1,495,680
                                                                               ------------
           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 3.2%
   59,000  Apogent Technologies, Inc.*                                         $  1,522,200
   20,500  Becton, Dickinson & Co.                                                  679,575
   35,900  Guidant Corp.*                                                         1,787,820
   20,500  Sybron Dental Specialities*                                              442,390
                                                                               ------------
                                                                               $  4,431,985
                                                                               ------------
           TOTAL HEALTH CARE                                                   $ 12,699,302
                                                                               ------------
           TECHNOLOGY - 15.0%
           COMMUNICATIONS EQUIPMENT - 3.0%
  123,100  Avaya Inc.*                                                         $  1,495,665
   51,300  CommScope, Inc.*                                                       1,091,151
   51,300  Harris Corp.                                                           1,565,163
                                                                               ------------
                                                                               $  4,151,979
                                                                               ------------
           COMPUTER (HARDWARE) - 0.8%
   29,000  NCR Corp.*                                                          $  1,068,940
                                                                               ------------
           COMPUTERS (PERIPHERALS) - 2.2%
   87,600  Quantum Corp - DLT & Storage Systems*                               $    862,860
  107,700  Storage Technology Corp.*                                              2,226,159
                                                                               ------------
                                                                               $  3,089,019
                                                                               ------------
           COMPUTERS (SOFTWARE & SERVICES) - 1.5%
   35,900  American Management*                                                $    649,072
   78,000  Parametric Technology Co.*                                               609,180
   12,800  Symantec Corp.*                                                          849,024
                                                                               ------------
                                                                               $  2,107,276
                                                                               ------------
           ELECTRONICS (INSTRUMENTATION) - 1.4%
   51,300  Waters Corp.*                                                       $  1,987,875
                                                                               ------------
           ELECTRONICS (SEMICONDUCTORS) - 2.9%
  117,950  Adaptec, Inc.*                                                      $  1,710,275
  145,300  Atmel Corp.*                                                           1,070,861
   41,000  Cypress Semiconductor Corp.*                                             817,130
   27,690  Roxio, Inc.*                                                             458,270
                                                                               ------------
                                                                               $  4,056,536
                                                                               ------------
           PHOTOGRAPHY/IMAGING - 2.4%
  153,900  Imation Corp.*                                                      $  3,321,162
                                                                               ------------
           SERVICES (DATA PROCESSING) - 0.8%
   43,600  Equifax Inc.                                                        $  1,052,940
                                                                               ------------
           TOTAL TECHNOLOGY                                                    $ 20,835,727
                                                                               ------------
           TRANSPORTATION - 1.8%
           AIRLINES - 0.9%
   66,700  Southwest Airlines Co.                                              $  1,232,616
                                                                               ------------
           RAILROADS - 0.9%
   25,600  Canadian National Railway Co.                                       $  1,235,968
                                                                               ------------
           TOTAL TRANSPORTATION                                                $  2,468,584
                                                                               ------------
           UTILITIES - 5.8%
           ELECTRIC COMPANIES - 2.6%
   35,900  DPL, Inc.                                                           $    864,472
   23,100  DTE Energy Co.                                                           968,811
   18,000  Great Plains Energy, Inc.                                                453,600
   51,300  UtiliCorp United, Inc.                                                 1,291,221
                                                                               ------------
                                                                               $  3,578,104
                                                                               ------------
           NATURAL GAS - 2.3%
   31,600  KeySpan Energy Corp.                                                $  1,094,940
   82,069  The Williams Co., Inc.                                                 2,094,401
                                                                               ------------
                                                                               $  3,189,341
                                                                               ------------
           POWER PRODUCERS (INDEPENDENT) - 0.9%
   71,800  Calpine Corp.*                                                      $  1,205,522
                                                                               ------------
           TOTAL UTILITIES                                                     $  7,972,967
                                                                               ------------
           TOTAL COMMON STOCKS
           (Cost $120,873,703)                                                 $138,251,816
                                                                               ============

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO

   SHARES                                                                             VALUE
           COMMON STOCKS - 99.0%
           CAPITAL GOODS - 9.8%
           ELECTRICAL EQUIPMENT - 4.7%
   83,100  General Electric Co.                                                 $ 3,330,648
                                                                                -----------
           MANUFACTURING (DIVERSIFIED) - 5.1%
   62,500  Tyco International Ltd.                                              $ 3,681,250
                                                                                -----------
           TOTAL CAPITAL GOODS                                                  $ 7,011,898
                                                                                -----------
           COMMUNICATION SERVICES - 4.5%
           CELLULAR/WIRELESS TELECOMMUNICATIONS - 2.3%
   77,100  Crown Castle International Corp.*                                    $   823,428
   32,000  Vodafone Group Plc (A.D.R.)                                              821,760
                                                                                -----------
                                                                                $ 1,645,188
                                                                                -----------
           TELEPHONE - 2.2%
   40,800  BellSouth Corp.                                                      $ 1,556,520
                                                                                -----------
           TOTAL COMMUNICATION SERVICES                                         $ 3,201,708
                                                                                -----------
           CONSUMER CYCLICALS - 5.4%
           RETAIL (BUILDING SUPPLIES) - 1.1%
   15,400  Home Depot, Inc.                                                     $   785,554
                                                                                -----------
           RETAIL (GENERAL MERCHANDISE) - 2.7%
   33,500  Wal-Mart Stores, Inc.                                                $ 1,927,925
                                                                                -----------
           SERVICES (ADVERTISING/MARKETING) - 1.6%
   13,000  Omnicom Group                                                        $ 1,161,550
                                                                                -----------
           TOTAL CONSUMER CYCLICALS                                             $ 3,875,029
                                                                                -----------
           CONSUMER STAPLES - 18.3%
           BEVERAGES (ALCOHOLIC) - 2.5%
   40,000  Anheuser-Busch Companies, Inc.                                       $ 1,808,400
                                                                                -----------
           BROADCASTING (CABLE/TELEVISION/RADIO) - 1.0%
   15,500  Cablevision Systems Corp.*                                           $   735,475
                                                                                -----------
           ENTERTAINMENT - 1.8%
   39,500  AOL Time-Warner, Inc.*+                                              $ 1,267,950
                                                                                -----------
           PERSONAL CARE - 6.5%
   69,464  Gillette Co.                                                         $ 2,320,098
   38,600  Kimberly-Clark Corp.                                                   2,308,280
                                                                                -----------
                                                                                $ 4,628,378
                                                                                -----------
           RETAIL (DRUG STORES) - 1.5%
   37,000  CVS Corp.                                                            $ 1,095,200
                                                                                -----------
           RETAIL STORES (FOOD CHAINS) - 1.5%
   25,200  Safeway, Inc.*                                                       $ 1,052,100
                                                                                -----------
           TOBACCO - 3.5%
   54,000  Philip Morris Co., Inc.                                              $ 2,475,900
                                                                                -----------
           TOTAL CONSUMER STAPLES                                               $13,063,403
                                                                                -----------
           ENERGY - 1.9%
           OIL (INTERNATIONAL INTEGRATED) - 1.9%
   33,900  Exxon Mobil Corp.                                                    $ 1,332,270
                                                                                -----------
           TOTAL ENERGY                                                         $ 1,332,270
                                                                                -----------
           FINANCIALS - 5.6%
           BANKS (MAJOR REGIONAL) - 2.4%
   33,000  State Street Corp.                                                   $ 1,724,250
                                                                                -----------
           FINANCIAL (DIVERSIFIED) - 1.1%
   14,700  Citigroup, Inc.                                                      $   742,056
                                                                                -----------
           INSURANCE (MULTI-LINE) - 2.1%
       20  Berkshire Hathaway, Inc.*                                            $ 1,512,000
                                                                                -----------
           TOTAL FINANCIALS                                                     $ 3,978,306
                                                                                -----------
           HEALTH CARE - 26.3%
           BIOTECHNOLOGY - 7.8%
   17,700  Amgen, Inc.*                                                         $   998,988
   15,400  Biogen, Inc.*                                                            883,190
   14,800  ImClone Systems, Inc.*                                                   687,608
   70,731  Pharmacia Corp.                                                        3,016,677
                                                                                -----------
                                                                                $ 5,586,463
                                                                                -----------
           HEALTH CARE (DIVERSIFIED) - 9.7%
   56,300  American Home Products Corp.                                         $ 3,454,568
   32,700  Biovail Corp International                                             1,839,375
   32,700  Bristol-Myers Squibb Co.                                               1,667,700
                                                                                -----------
                                                                                $ 6,961,643
                                                                                -----------
           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 6.7%
  119,918  Pfizer, Inc.                                                         $ 4,778,732
                                                                                -----------
           HEALTH CARE (HOSPITAL MANAGEMENT) - 2.1%
   37,900  HCA The Health Care Company                                          $ 1,460,666
                                                                                -----------
           TOTAL HEALTH CARE                                                    $18,787,504
                                                                                -----------
           TECHNOLOGY - 26.2%
           COMMUNICATIONS EQUIPMENT - 3.8%
   67,300  American Tower Corp.*                                                $   637,331
  110,000  Lucent Technologies, Inc.                                                691,900
   56,000  Nokia Corp. (A.D.R.)                                                   1,373,680
                                                                                -----------
                                                                                $ 2,702,911
                                                                                -----------
           COMPUTER (HARDWARE) - 5.2%
   94,300  Hewlett-Packard Co.                                                  $ 1,936,922
    8,900  IBM Corp.                                                              1,076,544
   59,900  Sun Microsystems, Inc.*                                                  739,166
                                                                                -----------
                                                                                $ 3,752,632
                                                                                -----------
           COMPUTERS (PERIPHERALS) - 3.4%
   96,700  EMC Corp.*                                                           $ 1,299,648
   18,900  Lexmark International Group, Inc.*                                     1,115,100
                                                                                -----------
                                                                                $ 2,414,748
                                                                                -----------
           COMPUTERS (SOFTWARE & SERVICES) - 9.5%
   41,600  Adobe Systems, Inc.                                                  $ 1,291,680
   28,500  Check Point Software Technologies Ltd.*                                1,136,865
   66,000  Microsoft Corp.*                                                       4,373,820
                                                                                -----------
                                                                                $ 6,802,365
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                  VALUE
           ELECTRONICS (SEMICONDUCTORS) - 3.7%
   59,400  Intel Corp.                                               $ 1,868,130
   26,800  Texas Instruments, Inc.                                       750,400
                                                                     -----------
                                                                     $ 2,618,530
                                                                     -----------
           SERVICES (DATA PROCESSING) - 0.6%
    6,700  Electronic Data Systems Corp.                             $   459,285
                                                                     -----------
           TOTAL TECHNOLOGY                                          $18,750,471
                                                                     -----------
           UTILITIES - 1.0%
           POWER PRODUCERS (INDEPENDENT) - 1.0%
   44,500  Calpine Corp.*                                            $   747,155
                                                                     -----------
           TOTAL UTILITIES                                           $   747,155
                                                                     -----------
           TOTAL COMMON STOCKS
           (Cost $77,827,469)                                        $70,747,744
                                                                     -----------
           EXCHANGE TRADED FUND - 1.0%
   18,500  Nasdaq-100 Index Traded Stock                             $   719,835
                                                                     -----------
           TOTAL EXCHANGE TRADED FUND
           (Cost $739,942)                                           $   719,835
                                                                     -----------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $78,567,411)                                        $71,467,579
                                                                     ===========

*     Non-income producing security.
+ A portion of this investment has been pledged to cover margin requirements for futures contracts.

   The accompanying notes are an integral part of these financial statements.

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

   SHARES                                                                  VALUE
           COMMON STOCKS - 100.0%
           FINANCIAL (DIVERSIFIED) - 0.7%
   18,200  Brookfield Properties Corp                                $   313,040
                                                                     -----------
           REAL ESTATE - 97.2%
   42,400  Apartment Investment & Management Co.                     $ 1,938,952
   28,000  AMB Property Corp.                                            728,000
   47,500  Arden Realty Group, Inc.                                    1,258,750
   81,115  Archstone Communities Trust                                 2,133,325
   26,400  Avalonbay Communities, Inc.                                 1,248,984
   31,200  Brandywine Realty Trust                                       657,384
   14,000  BRE Properties, Inc.                                          433,440
   36,000  Boston Properties, Inc.                                     1,368,000
    5,900  CBL & Associates Properties                                   185,850
    8,500  Chelsea Property Group, Inc.                                  417,350
   28,000  Camden Property Trust                                       1,027,600
   25,000  Cousins Properties, Inc.                                      609,000
   52,500  Duke Realty Investments, Inc.                               1,277,325
  121,757  Equity Office Properties Trust                              3,662,451
   69,500  Equity Residential Property Trust                           1,995,345
   29,800  Essex Property Trust, Inc.                                  1,472,418
    2,000  First Industrial Realty Trust, Inc.                            62,200
   31,000  General Growth Properties, Inc                              1,202,800
   19,500  Home Properties of NY, Inc.                                   616,200
   83,090  Host Marriott Corp.                                           747,810
   30,000  Kimco Realty Corp.                                            980,700
   43,000  Innkeepers USA Trust                                          421,400
   50,000  Liberty Property Trust                                      1,492,500
   22,000  Lexington Corporate Properties Trust                          341,000
   17,400  The Macerich Co.                                              462,840
   10,500  Manufactured Home Communities, Inc.                           327,705
   49,000  Mission West Properties, Inc.                                 623,280
   13,300  Parkway Properties, Inc.                                      441,560
   73,000  ProLogis Trust                                              1,570,230
   34,400  Pan Pacific Retail Properties, Inc.                           987,968
   61,500  Prentiss Properties Trust                                   1,688,175
   45,000  Public Storage, Inc.                                        1,503,000
    1,615  Public Storage, Inc. (Depository Shares)                       43,912
   27,800  Reckson Associates Realty Corp.                               649,408
   11,000  Shurgard Storage Centers, Inc.                                352,000
   14,900  SL Green Realty Corp.                                         457,579
   13,100  Summit Properites, Inc.                                       327,762
   64,000  Simon DeBartolo Group, Inc.                                 1,877,120
   14,700  Taubman Centers, Inc.                                         218,295
   38,500  United Dominion Realty Trust                                  554,400
   28,000  Vornado Realty Trust                                        1,164,800
    7,700  Weingarten Realty Investors                                   369,600
                                                                     -----------
                                                                     $39,898,418
                                                                     -----------
           REAL ESTATE COMPANIES - 2.1%
   54,100  Trizec Hahn Corp.                                         $   849,369
                                                                     -----------
           TOTAL COMMON STOCKS
           (Cost $36,335,080)                                        $41,060,827
                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

   SHARES                                                                             VALUE
           COMMON STOCKS - 100.0%
           BASIC MATERIALS - 4.4%
           ALUMINUM - 0.9%
   52,200  Alcoa, Inc.                                                          $ 1,855,710
                                                                                -----------
           CHEMICALS - 1.1%
   11,500  Air Products & Chemicals, Inc.                                       $   539,465
   27,354  E.I. du Pont de Nemours and Co.                                        1,162,819
   16,500  Dow Chemical Co.                                                         557,370
                                                                                -----------
                                                                                $ 2,259,654
                                                                                -----------
           CHEMICALS (DIVERSIFIED) - 0.3%
   11,500  PPG Industries, Inc.                                                 $   594,780
                                                                                -----------
           GOLD & PRECIOUS METALS MINING - 0.3%
   36,600  Newmont Mining Corp.                                                 $   699,426
                                                                                -----------
           METALS MINING - 1.2%
   24,000  Phelps Dodge Corp.                                                   $   777,600
   87,500  Rio Tinto Plc                                                          1,685,444
                                                                                -----------
                                                                                $ 2,463,044
                                                                                -----------
           PAPER & FOREST PRODUCTS - 0.6%
   41,000  Mead Corp.                                                           $ 1,266,490
                                                                                -----------
           TOTAL BASIC MATERIALS                                                $ 9,139,104
                                                                                -----------
           CAPITAL GOODS - 7.0%
           AEROSPACE/DEFENSE - 1.2%
   18,100  Boeing Co.                                                           $   701,918
   22,800  General Dynamics Corp.                                                 1,815,792
                                                                                -----------
                                                                                $ 2,517,710
                                                                                -----------
           ELECTRICAL EQUIPMENT - 0.5%
   14,000  Emerson Electric Co.                                                 $   799,400
    7,900  General Electric Co.                                                     316,632
                                                                                -----------
                                                                                $ 1,116,032
                                                                                -----------
           MACHINERY (DIVERSIFIED) - 1.8%
   25,500  Caterpillar, Inc.                                                    $ 1,332,375
   35,000  Deere & Co.                                                            1,528,100
   18,900  Ingersoll-Rand Co.                                                       790,209
                                                                                -----------
                                                                                $ 3,650,684
                                                                                -----------
           MANUFACTURING (DIVERSIFIED) - 2.1%
   16,100  Illinois Tool Works, Inc.                                            $ 1,090,292
   15,500  Johnson Controls, Inc.                                                 1,251,625
    3,000  Minnesota Mining and Manufacturing Co.                                   354,630
   25,000  United Technologies Corp.                                              1,615,750
                                                                                -----------
                                                                                $ 4,312,297
                                                                                -----------
           MANUFACTURING (SPECIALIZED) - 0.3%
   17,300  Diebold, Inc.                                                        $   699,612
                                                                                -----------
           OFFICE EQUIPMENT & SUPPLIES - 0.6%
   35,600  Canon, Inc. (A.D.R.)                                                 $ 1,248,136
                                                                                -----------
           TRUCKS & PARTS - 0.5%
   15,700  Paccar, Inc.                                                         $ 1,030,234
                                                                                -----------
           TOTAL CAPITAL GOODS                                                  $14,574,705
                                                                                -----------
           COMMUNICATION SERVICES - 7.7%
           TELECOMMUNICATIONS (LONG DISTANCE) - 0.6%
   58,500  Sprint Corp.- FON Group                                              $ 1,174,680
                                                                                -----------
           TELEPHONE - 7.1%
   14,123  Alltel Corp.                                                         $   871,813
   82,600  BellSouth Corp.                                                        3,151,190
   75,541  Qwest Communications
           International, Inc.                                                    1,067,394
  130,076  SBC Communications, Inc.                                               5,095,077
   97,788  Verizon Communications, Inc.                                           4,641,018
                                                                                -----------
                                                                                $14,826,492
                                                                                -----------
           TOTAL COMMUNICATION SERVICES                                         $16,001,172
                                                                                -----------
           CONSUMER CYCLICALS - 13.3%
           AUTOMOBILES - 1.5%
  117,127  Ford Motor Corp.                                                     $ 1,841,236
   28,000  General Motors Corp.                                                   1,360,800
                                                                                -----------
                                                                                $ 3,202,036
                                                                                -----------
           HOUSEHOLD FURNISHING'S & APPLIANCES - 0.4%
   21,000  Sony Corp (A.D.R.)                                                   $   947,100
                                                                                -----------
           PUBLISHING - 2.5%
  101,000  John Wiley & Sons, Inc.                                              $ 2,326,030
   46,100  McGraw-Hill Co., Inc.                                                  2,811,178
                                                                                -----------
                                                                                $ 5,137,208
                                                                                -----------
           PUBLISHING (NEWSPAPERS) - 1.7%
   13,300  Dow Jones & Co., Inc.                                                $   727,909
   40,800  Gannett Co.                                                            2,742,984
                                                                                -----------
                                                                                $ 3,470,893
                                                                                -----------
           RETAIL (BUILDING SUPPLIES) - 0.7%
   30,000  Lowe's Companies, Inc.                                               $ 1,392,300
                                                                                -----------
           RETAIL (COMPUTERS & ELECTRONICS) - 0.2%
    5,200  Best Buy Co., Inc.*                                                  $   387,296
                                                                                -----------
           RETAIL (DEPARTMENT STORES) - 1.7%
   34,000  Kohl's Corp.*                                                        $ 2,394,960
   28,900  May Department Stores Co.                                              1,068,722
                                                                                -----------
                                                                                $ 3,463,682
                                                                                -----------
           RETAIL (DISCOUNTERS) - 0.3%
   47,418  Dollar General Corp.                                                 $   706,528
                                                                                -----------
           RETAIL (GENERAL MERCHANDISE) - 2.4%
   79,800  Target Corp.                                                         $ 3,275,790
   30,300  Wal-Mart Stores, Inc.                                                  1,743,765
                                                                                -----------
                                                                                $ 5,019,555
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           RETAIL (SPECIALTY) - 0.2%
   13,000  Barnes & Noble, Inc.*                                                $   384,800
                                                                                -----------
           RETAIL (SPECIALTY-APPAREL) - 0.2%
   33,300  Gap Inc.                                                             $   464,202
                                                                                -----------
           SERVICES (ADVERTISING/MARKETING) - 1.5%
   28,000  The Interpublic Group of
           Companies, Inc.                                                      $   827,120
   25,100  Omnicom Group                                                          2,242,685
                                                                                -----------
                                                                                $ 3,069,805
                                                                                -----------
           TOTAL CONSUMER CYCLICALS                                             $27,645,405
                                                                                -----------
           CONSUMER STAPLES - 10.5%
           BEVERAGES (NON-ALCOHOLIC) - 0.9%
   40,100  PepsiCo, Inc.                                                        $ 1,952,469
                                                                                -----------
           DISTRIBUTORS (FOOD & HEALTH) - 0.7%
   51,600  Sysco Corp.                                                          $ 1,352,952
                                                                                -----------
           ENTERTAINMENT - 0.8%
   11,700  AOL Time - Warner, Inc.*                                             $   375,570
   29,619  Viacom, Inc. (Class B) (Non-voting)*                                   1,307,679
                                                                                -----------
                                                                                $ 1,683,249
                                                                                -----------
           FOODS - 3.3%
   41,200  Campbell Soup Co.                                                    $ 1,230,644
   27,600  General Mills, Inc.                                                    1,435,476
   38,200  H.J. Heinz Co., Inc.                                                   1,570,784
   17,000  Hershey Foods Corp.                                                    1,150,900
   69,900  Sara Lee Corp.                                                         1,553,877
                                                                                -----------
                                                                                $ 6,941,681
                                                                                -----------
           HOUSEHOLD PRODUCTS (NON-DURABLES) - 2.1%
   40,500  Colgate-Palmolive Co.                                                $ 2,338,875
   26,800  Procter & Gamble Co.                                                   2,120,684
                                                                                -----------
                                                                                $ 4,459,559
                                                                                -----------
           RETAIL (DRUG STORES) - 1.7%
   19,400  CVS Corp.                                                            $   574,240
   85,300  Walgreen Co.                                                           2,871,198
                                                                                -----------
                                                                                $ 3,445,438
                                                                                -----------
           RETAIL STORES (FOOD CHAINS) - 0.3%
   17,300  Safeway, Inc.*                                                       $   722,275
                                                                                -----------
           SERVICES (EMPLOYMENT) - 0.7%
   58,200  Robert Half International Inc.*                                      $ 1,553,940
                                                                                -----------
           TOTAL CONSUMER STAPLES                                               $22,111,563
                                                                                -----------
           ENERGY - 8.2%
           OIL & GAS (DRILLING & EQUIPMENT) - 1.0%
   14,100  Schlumberger Ltd.                                                    $   774,795
   15,900  Smith International, Inc.*                                               852,558
   15,929  Transocean Offshore Inc.                                                 538,719
                                                                                -----------
                                                                                $ 2,166,072
                                                                                -----------
           OIL (DOMESTIC INTEGRATED) - 1.0%
   39,950  Conoco, Inc.                                                         $ 1,130,585
   20,000  Shell Transport & Trading Co. (A.D.R.)                                   829,000
                                                                                -----------
                                                                                $ 1,959,585
                                                                                -----------
           OIL (INTERNATIONAL INTEGRATED) - 6.2%
   54,864  BP Amoco Plc (A.D.R.)                                                $ 2,551,725
   66,749  ChevronTexaco Corp.                                                    5,981,378
   17,000  Royal Dutch Petroleum Co.                                                833,340
   90,268  Exxon Mobil Corp.                                                      3,547,532
                                                                                -----------
                                                                                $12,913,975
                                                                                -----------
           TOTAL ENERGY                                                         $17,039,632
                                                                                -----------
           FINANCIALS - 13.6%
           BANKS (MAJOR REGIONAL) - 5.1%
   70,200  The Bank of New York Co., Inc.                                       $ 2,864,160
   15,950  Huntington Bancshares, Inc.                                              274,181
   53,700  Mellon Bank Corp.                                                      2,020,194
   81,000  National City Corp.                                                    2,368,440
   47,100  State Street Corp.                                                     2,460,975
   15,000  Wells Fargo  & Co.                                                       651,750
                                                                                -----------
                                                                                $10,639,700
                                                                                -----------
           BANKS (MONEY CENTER) - 0.0%
        3  UBS AG*                                                              $       150
                                                                                -----------
           BANKS (REGIONAL) - 0.8%
   21,500  First Tennessee National Corp.                                       $   779,590
   15,400  Zions Bancorporation                                                     809,732
                                                                                -----------
                                                                                $ 1,589,322
                                                                                -----------
           FINANCIAL (DIVERSIFIED) - 1.1%
   24,500  Citigroup, Inc.                                                      $ 1,236,760
   19,400  Morgan Stanley, Dean Witter and Co.                                    1,085,236
                                                                                -----------
                                                                                $ 2,321,996
                                                                                -----------
           INSURANCE (MULTI-LINE) - 0.9%
   24,730  American International Group, Inc.                                   $ 1,963,562
                                                                                -----------
           INSURANCE (PROPERTY-CASUALTY) - 1.9%
   34,800  Chubb Corp.                                                          $ 2,401,200
    2,000  Partnerre Ltd.                                                           108,000
   20,900  Safeco Corp.                                                             651,035
   17,400  St. Paul Companies, Inc.                                                 765,078
                                                                                -----------
                                                                                $ 3,925,313
                                                                                -----------
           INSURANCE BROKERS - 1.1%
   21,150  Marsh & McLennan Co., Inc.                                           $ 2,272,568
                                                                                -----------
           INVESTMENT BANK/BROKERAGE - 0.9%
   37,500  Merrill Lynch & Co., Inc.                                            $ 1,954,500
                                                                                -----------
           INVESTMENT MANAGEMENT - 1.4%
   26,250  Federated Investors Inc.                                             $   836,850
   59,500  T. Rowe Price Associates, Inc.                                         2,066,435
                                                                                -----------
                                                                                $ 2,903,285
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           SAVINGS & LOAN COMPANIES - 0.4%
   23,786  Washington Mutual, Inc.                                              $   777,802
                                                                                -----------
           TOTAL FINANCIALS                                                     $28,348,198
                                                                                -----------
           HEALTH CARE - 11.4%
           HEALTH CARE (DIVERSIFIED) - 3.7%
   36,200  Abbott Laboratories                                                  $ 2,018,150
   49,500  Bristol-Myers Squibb Co.                                               2,524,500
   54,400  Johnson & Johnson                                                      3,215,040
                                                                                -----------
                                                                                $ 7,757,690
                                                                                -----------
           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 7.0%
   42,788  GlaxoSmithKline Plc                                                  $ 2,131,698
   21,400  Eli Lilly & Co.                                                        1,680,756
   41,900  Merck & Co., Inc.                                                      2,463,720
   12,000  Novartis AG (A.D.R.)                                                     438,000
   44,100  Pfizer, Inc.                                                           1,757,385
   10,600  Roche Holdings AG*                                                       757,900
  149,800  Schering-Plough Corp.                                                  5,364,338
                                                                                -----------
                                                                                $14,593,797
                                                                                -----------
           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
   44,400  Becton, Dickinson & Co.                                              $ 1,471,860
                                                                                -----------
           TOTAL HEALTH CARE                                                    $23,823,347
                                                                                -----------
           TECHNOLOGY - 18.9%
           COMMUNICATIONS EQUIPMENT - 1.8%
   65,600  Telefonaktiebolaget LM Ericsson (A.D.R.)                             $   342,432
   71,100  Corning, Inc.*                                                           634,212
  127,800  Motorola, Inc.                                                         1,919,556
   36,500  Nokia Corp. (A.D.R.)                                                     895,345
                                                                                -----------
                                                                                $ 3,791,545
                                                                                -----------
           COMPUTER (HARDWARE) - 4.7%
  101,500  Compaq Computer Corp.                                                $   990,640
   23,500  Dell Computer Corp.*                                                     638,730
   87,400  Hewlett-Packard Co.                                                    1,795,196
   47,700  IBM Corp.                                                              5,769,792
   53,000  Sun Microsystems, Inc.*                                                  654,020
                                                                                -----------
                                                                                $ 9,848,378
                                                                                -----------
           COMPUTERS (SOFTWARE & SERVICES) - 3.4%
   27,200  Adobe Systems, Inc.                                                  $   844,560
   36,450  BMC Software, Inc.*                                                      596,687
   43,800  Microsoft Corp.*                                                       2,902,626
   14,000  Oracle Corp.*                                                            193,340
   16,500  Peoplesoft Inc*                                                          663,300
   31,300  Synopsys, Inc.*                                                        1,848,891
                                                                                -----------
                                                                                $ 7,049,404
                                                                                -----------
           ELECTRONICS (INSTRUMENTATION) - 0.6%
   12,090  Agilent Technologies Inc.*                                           $   344,686
   23,600  Veeco Instruments, Inc.*                                                 850,780
                                                                                -----------
                                                                                $ 1,195,466
                                                                                -----------
           ELECTRONICS (SEMICONDUCTORS) - 3.4%
   42,800  Altera Corp.*                                                        $   908,216
   95,700  Intel Corp.                                                            3,009,765
   25,500  Micrel Inc.*                                                             668,865
   86,300  Texas Instruments, Inc.                                                2,416,400
                                                                                -----------
                                                                                $ 7,003,246
                                                                                -----------
           EQUIPMENT (SEMICONDUCTOR) - 1.5%
   40,800  Applied Materials, Inc.*                                             $ 1,636,080
   28,800  Novellus Systems, Inc.*                                                1,136,160
   21,000  Taiwan Semiconductor
           Manufacturing Co. (A.D.R.)*                                              360,570
                                                                                -----------
                                                                                $ 3,132,810
                                                                                -----------
           PHOTOGRAPHY/IMAGING - 0.6%
   46,100  Eastman Kodak Co.                                                    $ 1,356,723
                                                                                -----------
           SERVICES (COMPUTER SYSTEMS) - 0.7%
   28,700  Computer Sciences Corp.*                                             $ 1,405,726
                                                                                -----------
           SERVICES (DATA PROCESSING) - 2.2%
   29,800  Automatic Data Processing, Inc.                                      $ 1,755,220
   16,400  DST Systems, Inc.*                                                       817,540
   18,300  Electronic Data Systems Corp.                                          1,254,465
   20,250  Fiserv, Inc.*                                                            856,980
                                                                                -----------
                                                                                $ 4,684,205
                                                                                -----------
           TOTAL TECHNOLOGY                                                     $39,467,503
                                                                                -----------
           TRANSPORTATION - 2.6%
           AIRLINES - 0.9%
   98,300  Southwest Airlines Co.                                               $ 1,816,584
                                                                                -----------
           RAILROADS - 1.7%
   30,400  Burlington Northern, Inc.                                            $   867,312
  110,700  Norfolk Southern Corp.                                                 2,029,131
   12,700  Union Pacific Corp.                                                      723,900
                                                                                -----------
                                                                                $ 3,620,343
                                                                                -----------
           TOTAL TRANSPORTATION                                                 $ 5,436,927
                                                                                -----------
           UTILITIES - 2.4%
           ELECTRIC COMPANIES - 1.5%
   20,300  American Electric Power Co., Inc.*                                   $   883,659
   38,100  Allegheny Energy, Inc.                                                 1,379,982
   35,100  DPL, Inc.                                                                845,208
                                                                                -----------
                                                                                $ 3,108,849
                                                                                -----------
           NATURAL GAS - 0.5%
   17,000  KeySpan Energy Corp.                                                 $   589,050
   23,500  Vectren Corp.                                                            563,530
                                                                                -----------
                                                                                $ 1,152,580
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
           WATER UTILITIES - 0.4%
   18,700  American Water Works Co., Inc.                           $    780,724
                                                                    ------------
           TOTAL UTILITIES                                          $  5,042,153
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $208,507,325)                                      $208,629,709
                                                                    ============

*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME VCT PORTFOLIO

   SHARES                                                                             VALUE
           CONVERTIBLE PREFERRED STOCKS - 2.5%
           CONSUMER STAPLES - 0.8%
           BROADCASTING (CABLE/TELEVISION/RADIO) - 0.8%
   27,000  Cox Communication, Inc.
           7.00%, 08/16/02                                                      $ 1,489,590
                                                                                -----------
           TOTAL CONSUMER STAPLES                                               $ 1,489,590
                                                                                -----------
           TECHNOLOGY - 0.6%
           SERVICES (DATA PROCESSING) - 0.6%
   17,000  Electronic Data, 7.625%, 8/17/04                                     $   956,250
                                                                                -----------
           TOTAL TECHNOLOGY                                                     $   956,250
                                                                                -----------
           TRANSPORTATION - 1.1%
           RAILROADS - 1.1%
   27,000  Union Pacific Capital Trust, 6.25%
           04/01/28 (144A)                                                      $ 1,282,500
   15,300  Union Pacific Capital Trust,
           6.25%, 4/01/28                                                           726,750
                                                                                -----------
                                                                                $ 2,009,250
                                                                                -----------
           TOTAL TRANSPORTATION                                                 $ 2,009,250
                                                                                -----------
           TOTAL CONVERTIBLE PREFERRED STOCKS
           (Cost $4,244,217)                                                    $ 4,455,090
                                                                                -----------
           COMMON STOCKS - 97.5%
           BASIC MATERIALS - 3.4%
           CHEMICALS - 1.7%
   23,000  Air Products & Chemicals, Inc.                                       $ 1,078,930
   23,000  Dow Chemical Co.                                                         776,940
   26,441  E.I. du Pont de Nemours and Co.                                        1,124,007
                                                                                -----------
                                                                                $ 2,979,877
                                                                                -----------
           CHEMICALS (DIVERSIFIED) - 0.7%
   23,000  PPG Industries, Inc.                                                 $ 1,189,560
                                                                                -----------
           IRON & STEEL - 0.6%
   19,000  Nucor Corp.                                                          $ 1,002,440
   15,450  Roanoke Electric Steel Corp.                                             213,210
                                                                                -----------
                                                                                $ 1,215,650
                                                                                -----------
           PAPER & FOREST PRODUCTS - 0.4%
   25,000  Mead Corp.                                                           $   772,250
                                                                                -----------
           TOTAL BASIC MATERIALS                                                $ 6,157,337
                                                                                -----------
           CAPITAL GOODS - 8.6%
           AEROSPACE/DEFENSE - 0.9%
   25,000  Boeing Co.                                                           $   969,500
    8,500  General Dynamics Corp.                                                   676,940
                                                                                -----------
                                                                                $ 1,646,440
                                                                                -----------
           ELECTRICAL EQUIPMENT - 0.7%
   23,000  Emerson Electric Co.                                                 $ 1,313,300
                                                                                -----------
           MACHINERY (DIVERSIFIED) - 1.3%
    7,000  Gorman-Rupp Co.                                                      $   187,950
   35,000  Ingersoll-Rand Co.                                                     1,463,350
   35,000  The Timken Co.                                                           566,300
                                                                                -----------
                                                                                $ 2,217,600
                                                                                -----------
           MANUFACTURING (DIVERSIFIED) - 2.5%
   10,000  Illinois Tool Works, Inc.                                            $   677,200
   26,000  Johnson Controls, Inc.                                                 2,099,500
    7,500  Minnesota Mining and Manufacturing Co.                                   886,575
   12,500  United Technologies Corp.                                                807,875
                                                                                -----------
                                                                                $ 4,471,150
                                                                                -----------
           MANUFACTURING (SPECIALIZED) - 0.6%
   26,400  Diebold, Inc.                                                        $ 1,067,616
                                                                                -----------
           TRUCKS & PARTS - 2.6%
   70,500  Paccar, Inc.                                                         $ 4,626,210
                                                                                -----------
           TOTAL CAPITAL GOODS                                                  $15,342,316
                                                                                -----------
           COMMUNICATION SERVICES - 10.4%
           TELECOMMUNICATIONS (LONG DISTANCE) - 0.9%
   78,000  Sprint Corp.                                                         $ 1,566,240
                                                                                -----------
           TELEPHONE - 9.5%
   31,944  Alltel Corp.                                                         $ 1,971,903
   92,400  BellSouth Corp.                                                        3,525,060
  159,331  SBC Communications, Inc.                                               6,240,995
  110,770  Verizon Communications, Inc.                                           5,257,144
                                                                                -----------
                                                                                $16,995,102
                                                                                -----------
           TOTAL COMMUNICATION SERVICES                                         $18,561,342
                                                                                -----------
           CONSUMER CYCLICALS - 5.0%
           AUTOMOBILES - 2.3%
  117,460  Ford Motor Corp.                                                     $ 1,846,471
   45,000  General Motors Corp.                                                   2,187,000
                                                                                -----------
                                                                                $ 4,033,471
                                                                                -----------
           PUBLISHING - 1.4%
   39,200  McGraw-Hill Co., Inc.                                                $ 2,390,416
                                                                                -----------
           PUBLISHING (NEWSPAPERS) - 0.4%
   17,000  Tribune Co.                                                          $   636,310
                                                                                -----------
           RETAIL (DEPARTMENT STORES) - 0.2%
   10,825  May Department Stores Co.                                            $   400,309
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           RETAIL (GENERAL MERCHANDISE) - 0.3%
   12,000  Sears, Roebuck and Co.                                               $   571,680
                                                                                -----------
           SERVICES (ADVERTISING/MARKETING) - 0.4%
   26,700  The Interpublic Group of Companies, Inc.                             $   788,718
                                                                                -----------
           TOTAL CONSUMER CYCLICALS                                             $ 8,820,904
                                                                                -----------
           CONSUMER STAPLES - 7.8%
           BEVERAGES (NON-ALCOHOLIC) - 1.5%
   54,800  PepsiCo, Inc.                                                        $ 2,668,212
                                                                                -----------
           ENTERTAINMENT - 1.7%
  122,200  Cedar Fair, L.P.                                                     $ 3,029,338
                                                                                -----------
           FOODS - 3.4%
   42,800  Campbell Soup Co.                                                    $ 1,278,436
   25,000  General Mills, Inc.                                                    1,300,250
   62,100  H.J. Heinz Co., Inc.                                                   2,553,552
   43,000  Sara Lee Corp.                                                           955,890
                                                                                -----------
                                                                                $ 6,088,128
                                                                                -----------
           HOUSEHOLD PRODUCTS (NON-DURABLES) - 1.2%
   38,000  Colgate-Palmolive Co.                                                $ 2,194,500
                                                                                -----------
           TOTAL CONSUMER STAPLES                                               $13,980,178
                                                                                -----------
           ENERGY - 11.8%
           OIL (DOMESTIC INTEGRATED) - 3.6%
  125,919  Conoco, Inc.                                                         $ 3,563,508
   47,000  Phillips Petroleum Co.                                                 2,832,220
                                                                                -----------
                                                                                $ 6,395,728
                                                                                -----------
           OIL (INTERNATIONAL INTEGRATED) - 8.2%
   94,175  ChevronTexaco Corp.                                                  $ 8,439,022
  155,966  Exxon Mobil Corp.                                                      6,129,464
                                                                                -----------
                                                                                $14,568,486
                                                                                -----------
           TOTAL ENERGY                                                         $20,964,214
                                                                                -----------
           FINANCIALS - 19.7%
           BANKS (MAJOR REGIONAL) - 7.7%
   68,249  Fifth Third Bancorp                                                  $ 4,202,773
   84,400  Mellon Bank Corp.                                                      3,175,128
   84,500  National City Corp.                                                    2,470,780
   70,800  SouthTrust Corp.                                                       1,746,636
   49,913  Wells Fargo Co.                                                        2,168,720
                                                                                -----------
                                                                                $13,764,037
                                                                                -----------
           BANKS (REGIONAL) - 1.2%
   58,700  First Tennessee National Corp.                                       $ 2,128,462
                                                                                -----------
           INSURANCE (PROPERTY-CASUALTY) - 3.4%
   39,000  Chubb Corp.                                                          $ 2,691,000
   35,000  Safeco Corp.                                                           1,090,250
   51,200  St. Paul Companies, Inc.                                               2,251,264
                                                                                -----------
                                                                                $ 6,032,514
                                                                                -----------
           INVESTMENT BANK/BROKERAGE - 1.8%
   40,500  A.G. Edwards, Inc.                                                   $ 1,788,885
   29,000  Merrill Lynch & Co., Inc.                                              1,511,480
                                                                                -----------
                                                                                $ 3,300,365
                                                                                -----------
           INVESTMENT MANAGEMENT - 4.2%
   81,200  Alliance Capital Management L.P.                                     $ 3,923,584
   16,000  Eaton Vance Corp.                                                        568,800
   86,700  T. Rowe Price Associates, Inc.                                         3,011,091
                                                                                -----------
                                                                                $ 7,503,475
                                                                                -----------
           REAL ESTATE - 1.0%
   57,000  Equity Office Properties Trust                                       $ 1,714,560
                                                                                -----------
           SAVINGS & LOAN COMPANIES - 0.4%
   23,000  Washington Mutual, Inc.                                              $   752,100
                                                                                -----------
           TOTAL FINANCIALS                                                     $35,195,513
                                                                                -----------
           HEALTH CARE - 11.0%
           HEALTH CARE (DIVERSIFIED) - 5.4%
   82,600  Abbott Laboratories                                                  $ 4,604,950
   45,800  Bristol-Myers Squibb Co.                                               2,335,800
   47,000  Johnson & Johnson                                                      2,777,700
                                                                                -----------
                                                                                $ 9,718,450
                                                                                -----------
           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 4.9%
   12,000  Eli Lilly & Co.                                                      $   942,480
   45,300  Merck & Co., Inc.                                                      2,663,640
  143,400  Schering-Plough Corp.                                                  5,135,154
                                                                                -----------
                                                                                $ 8,741,274
                                                                                -----------
           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.7%
   37,000  Becton, Dickinson & Co.                                              $ 1,226,550
                                                                                -----------
           TOTAL HEALTH CARE                                                    $19,686,274
                                                                                -----------
           TECHNOLOGY - 2.2%
           COMPUTER (HARDWARE) - 1.8%
    6,500  Hewlett-Packard Co.                                                  $   133,510
   25,900  IBM Corp.                                                              3,132,864
                                                                                -----------
                                                                                $ 3,266,374
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                  VALUE
           PHOTOGRAPHY/IMAGING - 0.4%
   24,400  Eastman Kodak Co.                                        $    718,092
                                                                    ------------
           TOTAL TECHNOLOGY                                         $  3,984,466
                                                                    ------------
           TRANSPORTATION - 1.0%
           RAILROADS - 1.0%
   25,700  Burlington Northern, Inc.                                $    733,221
   41,200  Norfolk Southern Corp.                                        755,196
   15,000  Philadelphia Suburban Corp.                                   338,250
                                                                    ------------
                                                                    $  1,826,667
                                                                    ------------
           TOTAL TRANSPORTATION                                     $  1,826,667
                                                                    ------------
           UTILITIES - 16.6%
           ELECTRIC COMPANIES - 10.6%
   53,000  American Electric Power Co., Inc.                        $  2,307,090
   73,000  Allegheny Energy, Inc.                                      2,644,060
  136,000  Constellation Energy Group                                  3,610,800
   80,300  DPL, Inc.                                                   1,933,624
  100,000  Duke Energy Corp.                                           3,926,000
   87,000  Great Plains Energy, Inc.                                   2,192,400
   50,000  NSTAR                                                       2,242,500
                                                                    ------------
                                                                    $ 18,856,474
                                                                    ------------
           NATURAL GAS - 5.0%
   49,200  NICOR, Inc.                                              $  2,048,688
   99,600  KeySpan Energy Corp.                                        3,451,140
  100,600  Questar Corp.                                               2,520,030
   33,200  Vectren Corp.                                                 796,136
                                                                    ------------
                                                                    $  8,815,994
                                                                    ------------
           POWER PRODUCERS (INDEPENDENT) - 0.3%
   25,000  Consol Energy Inc.                                       $    621,000
                                                                    ------------
           WATER UTILITIES - 0.7%
   32,000  American Water Works Co., Inc.                           $  1,336,000
                                                                    ------------
           TOTAL UTILITIES                                          $ 29,629,468
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $145,677,855)                                      $174,148,679
                                                                    ------------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $149,922,072)                                      $178,603,769
                                                                    ============

*     Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from regisration. At December 31, 2001, the value of these securities amounted to $1,282,500 or 0.7% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO

   SHARES                                                                             VALUE
           COMMON STOCKS - 65.9%
           BASIC MATERIALS - 1.4%
           AGRICULTURAL PRODUCTS - 0.3%
    4,400  Corn Products International, Inc.                                     $  155,100
                                                                                 ----------
           ALUMINUM - 0.4%
    5,844  Alcoa, Inc.                                                           $  207,754
                                                                                 ----------
           CHEMICALS - 0.2%
      300  Air Products & Chemicals, Inc.                                        $   14,073
    3,200  Airgas, Inc.*                                                             48,384
      700  Cabot Corp.                                                               24,990
      600  Rohm and Haas Co.                                                         20,778
                                                                                 ----------
                                                                                 $  108,225
                                                                                 ----------
           CHEMICALS (DIVERSIFIED) - 0.2%
    2,100  FMC Corp.*                                                            $  124,950
                                                                                 ----------
           CHEMICALS (SPECIALTY) - 0.0%
      500  International Flavor & Fragrances Inc.                                $   14,855
      200  Valspar Corp.                                                              7,920
                                                                                 ----------
                                                                                 $   22,775
                                                                                 ----------
           METALS MINING - 0.0%
      400  Massey Energy Co.                                                     $    8,292
                                                                                 ----------
           PAPER & FOREST PRODUCTS - 0.3%
    1,700  Georgia-Pacific Corp.                                                 $   46,937
    2,000  Longview Fibre Co.                                                        23,620
    1,400  Weyerhaeuser Co.                                                          75,712
                                                                                 ----------
                                                                                 $  146,269
                                                                                 ----------
           TOTAL BASIC MATERIALS                                                 $  773,365
                                                                                 ----------
           CAPITAL GOODS - 5.1%
           AEROSPACE/DEFENSE - 0.9%
    2,700  Boeing Co.                                                            $  104,706
    1,100  Flir Systems, Inc.*                                                       41,712
    3,700  General Dynamics Corp.                                                   294,668
    3,500  Goodrich Corp.                                                            93,170
                                                                                 ----------
                                                                                 $  534,256
                                                                                 ----------
           CONTAINERS (METAL & GLASS) - 0.2%
    9,900  Owens-Illinois, Inc.*                                                 $   98,901
                                                                                 ----------
           ELECTRICAL EQUIPMENT - 2.2%
    3,400  BEI Technologies, Inc.                                                $   59,296
    1,600  Emerson Electric Co.                                                      91,360
   27,100  General Electric Co.                                                   1,086,168
                                                                                 ----------
                                                                                 $1,236,824
                                                                                 ----------
           MACHINERY (DIVERSIFIED) - 0.1%
      300  Caterpillar, Inc.                                                     $   15,675
      800  Tecumseh Products Co.                                                     40,504
                                                                                 ----------
                                                                                 $   56,179
                                                                                 ----------
           MANUFACTURING (DIVERSIFIED) - 1.0%
    2,700  Acuity Brands, Inc.*                                                  $   32,670
      700  Crane Co.                                                                 17,948
      100  Hillenbrand Industries, Inc.                                               5,527
    2,000  Honeywell International, Inc.                                             67,640
    2,700  National Service Industries, Inc.                                          5,454
      900  Thermo Electron Corp.*                                                    21,474
    2,400  Textron, Inc.                                                             99,504
    4,500  United Technologies Corp.                                                290,835
                                                                                 ----------
                                                                                 $  541,052
                                                                                 ----------
           MANUFACTURING (SPECIALIZED) - 0.1%
    1,000  Mettler-Toledo International, Inc.*                                   $   51,850
                                                                                 ----------
           METAL FABRICATORS - 0.1%
    1,700  Shaw Group Inc.*                                                      $   39,950
                                                                                 ----------
           OFFICE EQUIPMENT & SUPPLIES - 0.4%
    8,200  HON Industries, Inc.                                                  $  226,730
                                                                                 ----------
           TRUCKS & PARTS - 0.1%
    4,500  Dura Automotive Systems, Inc.*                                        $   49,500
                                                                                 ----------
           TOTAL CAPITAL GOODS                                                   $2,835,242
                                                                                 ----------
           COMMUNICATION SERVICES - 3.5%
           CELLULAR/WIRELESS TELECOMMUNICATIONS - 0.8%
   12,107  AT&T Wireless Services, Inc.*                                         $  173,978
    3,500  Nextel Partners, Inc. (Class A)*                                          42,000
    8,900  Sprint Corp.-PCS Group*                                                  217,249
                                                                                 ----------
                                                                                 $  433,227
                                                                                 ----------
           TELECOMMUNICATIONS (LONG DISTANCE) - 1.0%
   12,800  AT&T Corp.                                                            $  232,192
   22,600  WorldCom, Inc.                                                           318,208
                                                                                 ----------
                                                                                 $  550,400
                                                                                 ----------
           TELEPHONE - 1.7%
    7,300  BellSouth Corp.                                                       $  278,495
    9,932  SBC Communications, Inc.                                                 389,036
    6,200  Verizon Communications, Inc.                                             294,252
                                                                                 ----------
                                                                                 $  961,783
                                                                                 ----------
           TOTAL COMMUNICATION SERVICES                                          $1,945,410
                                                                                 ----------
           CONSUMER CYCLICALS - 6.3%
           AUTO PARTS & EQUIPMENT - 0.1%
    4,855  Visteon Corp.                                                         $   73,019
                                                                                 ----------
           AUTOMOBILES - 0.2%
    3,900  Ford Motor Corp.                                                      $   61,308
    1,600  General Motors Corp.                                                      77,760
                                                                                 ----------
                                                                                 $  139,068
                                                                                 ----------
           BUILDING MATERIALS - 0.1%
      300  American Woodmark Corp.                                               $   16,125
      800  Elcor Corp.                                                               22,232
                                                                                 ----------
                                                                                 $   38,357
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           GAMING & LOTTERY COMPANIES - 0.1%
    1,400  Mandalay Resort Group*                                                $   29,960
                                                                                 ----------
           HOMEBUILDING - 0.7%
    3,000  Centex Corp.                                                          $  171,270
    1,100  Pulte Homes, Inc.                                                         49,137
    3,900  Toll Brothers, Inc.*                                                     171,210
                                                                                 ----------
                                                                                 $  391,617
                                                                                 ----------
           LEISURE TIME (PRODUCTS) - 0.4%
      900  Action Performance*                                                   $   27,549
    3,500  Championship Auto*                                                        56,315
    2,100  Harley -Davidson, Inc.                                                   114,051
      200  Polaris Industries, Inc.                                                  11,550
                                                                                 ----------
                                                                                 $  209,465
                                                                                 ----------
           PUBLISHING - 0.2%
    3,200  Interactive Data Corp.*                                               $   45,248
      800  The Intercept Group, Inc.*                                                32,720
      500  Metro One Telecommunications, Inc.*                                       15,125
      100  Pegasus Communications Corp.*                                              1,041
                                                                                 ----------
                                                                                 $   94,134
                                                                                 ----------
           PUBLISHING (NEWSPAPERS) - 0.2%
    2,400  New York Times Co.                                                    $  103,800
      100  Pulitzer Publishing Co.*                                                   5,100
                                                                                 ----------
                                                                                 $  108,900
                                                                                 ----------
           RETAIL (BUILDING SUPPLIES) - 1.3%
    8,400  Home Depot, Inc.                                                      $  428,484
    6,700  Lowe's Companies, Inc.                                                   310,947
                                                                                 ----------
                                                                                 $  739,431
                                                                                 ----------
           RETAIL (COMPUTERS & ELECTRONICS) - 0.1%
      600  Best Buy Co., Inc.*                                                   $   44,688
                                                                                 ----------
           RETAIL (DEPARTMENT STORES) - 0.1%
    1,400  Neiman Marcus Group, Inc.*                                            $   43,498
                                                                                 ----------
           RETAIL (DISCOUNTERS) - 0.4%
    5,500  99 Cents Only Stores*                                                 $  209,550
                                                                                 ----------
           RETAIL (GENERAL MERCHANDISE) - 1.1%
    5,900  Sears, Roebuck and Co.                                                $  281,076
    6,300  Wal-Mart Stores, Inc.                                                    362,565
                                                                                 ----------
                                                                                 $  643,641
                                                                                 ----------
           RETAIL (SPECIALTY) - 0.4%
    5,500  AutoNation, Inc.*                                                     $   67,815
      300  AutoZone, Inc.*                                                           21,540
      900  Group 1 Automotive, Inc.*                                                 25,659
    1,000  O'Reilly Automotive, Inc.*                                                36,470
    1,700  Williams-Sonoma, Inc.*                                                    72,930
                                                                                 ----------
                                                                                 $  224,414
                                                                                 ----------
           RETAIL (SPECIALTY-APPAREL) - 0.4%
    2,300  American Eagle Outfitters, Inc.*                                      $   60,191
      500  The Cato Corp.                                                             9,450
    6,400  Too, Inc.*                                                               176,000
                                                                                 ----------
                                                                                 $  245,641
                                                                                 ----------
           SERVICES (COMMERCIAL & CONSUMER) - 0.5%
    5,300  Exult, Inc.*                                                          $   85,065
    6,300  Learning Tree International, Inc.*                                       175,770
                                                                                 ----------
                                                                                 $  260,835
                                                                                 ----------
           TEXTILES (APPAREL) - 0.1%
      700  Liz Claiborne, Inc.                                                   $   34,825
                                                                                 ----------
           TOTAL CONSUMER CYCLICALS                                              $3,531,043
                                                                                 ----------
           CONSUMER STAPLES - 8.6%
           BEVERAGES (ALCOHOLIC) - 0.2%
    1,700  Anheuser-Busch Companies, Inc.                                        $   76,857
      900  Constellation Brands, Inc.*                                               38,565
                                                                                 ----------
                                                                                 $  115,422
                                                                                 ----------
           BEVERAGES (NON-ALCOHOLIC) - 1.0%
    2,200  The Coca-Cola Co.                                                     $  103,730
    7,200  The Pepsi Bottling Group, Inc.                                           169,200
    6,230  PepsiCo, Inc.                                                            303,339
                                                                                 ----------
                                                                                 $  576,269
                                                                                 ----------
           BROADCASTING (CABLE/TELEVISION/RADIO) - 0.5%
    7,000  Echostar Communications Corp.*                                        $  192,290
    7,200  Liberty Media Corp.*                                                     100,800
                                                                                 ----------
                                                                                 $  293,090
                                                                                 ----------
           DISTRIBUTORS (FOOD & HEALTH) - 0.8%
    1,200  Fleming Companies, Inc.                                               $   22,200
    5,900  SUPERVALU, Inc.                                                          130,508
   10,800  Sysco Corp.                                                              283,176
    1,000  United Natural Foods, Inc.*                                               25,000
                                                                                 ----------
                                                                                 $  460,884
                                                                                 ----------
           ENTERTAINMENT - 1.0%
   10,000  AOL Time-Warner, Inc.*                                                $  321,000
   11,300  The Walt Disney Co.                                                      234,136
                                                                                 ----------
                                                                                 $  555,136
                                                                                 ----------
           FOODS - 0.7%
    5,000  H.J. Heinz Co., Inc.                                                  $  205,600
    5,700  Smithfield Foods, Inc.*                                                  125,628
    2,400  Sara Lee Corp.                                                            53,352
                                                                                 ----------
                                                                                 $  384,580
                                                                                 ----------
           HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.9%
    1,700  Colgate-Palmolive Co.                                                 $   98,175
    5,000  Procter & Gamble Co.                                                     395,650
                                                                                 ----------
                                                                                 $  493,825
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           PERSONAL CARE - 0.7%
    1,400  Avon Products, Inc.                                                   $   65,100
    4,500  Kimberly-Clark Corp.                                                     269,100
    3,700  NBTY, Inc.*                                                               43,290
                                                                                 ----------
                                                                                 $  377,490
                                                                                 ----------
           RESTAURANTS - 0.7%
      300  Darden Restaurants, Inc.                                              $   10,620
   10,500  Ruby Tuesday, Inc.                                                       216,615
    8,300  Ryan's Family Steak Houses, Inc.*                                        179,695
                                                                                 ----------
                                                                                 $  406,930
                                                                                 ----------
           RETAIL (DRUG STORES) - 0.1%
      700  Walgreen Co.                                                          $   23,562
                                                                                 ----------
           RETAIL STORES (FOOD CHAINS) - 0.7%
    2,700  The Great Atlantic & Pacific Tea Co., Inc.*                           $   64,206
    2,800  Safeway, Inc.*                                                           116,900
    2,800  Tekelec*                                                                  50,708
    1,100  Whole Foods Market Inc.*                                                  47,916
    8,600  Winn-Dixie Stores, Inc.                                                  122,550
      700  WSFS Financial Corp.                                                      12,145
                                                                                 ----------
                                                                                 $  414,425
                                                                                 ----------
           SERVICES (EMPLOYMENT) - 0.4%
    1,300  Corinthian Colleges, Inc.*                                            $   53,157
    1,900  Education Management Corp.*                                               68,875
    3,300  ITT Educational Services, Inc.*                                          121,671
                                                                                 ----------
                                                                                 $  243,703
                                                                                 ----------
           SPECIALTY PRINTING - 0.3%
    2,300  Deluxe Corp.                                                          $   95,634
    1,900  R.R. Donnelly & Sons Co., Inc.                                            56,411
                                                                                 ----------
                                                                                 $  152,045
                                                                                 ----------
           TOBACCO - 0.6%
    7,300  Philip Morris Co., Inc.                                               $  334,705
                                                                                 ----------
           TOTAL CONSUMER STAPLES                                                $4,832,066
                                                                                 ----------
           ENERGY - 3.5%
           OIL & GAS (PRODUCTION/EXPLORATION) - 0.1%
    1,500  Devon Energy Corp.                                                    $   57,975
                                                                                 ----------
           OIL & GAS (REFINING & MARKETING) - 0.3%
    3,000  Ashland, Inc.                                                         $  138,240
      500  Valero Energy Corp.                                                       19,060
                                                                                 ----------
                                                                                 $  157,300
                                                                                 ----------
           OIL (DOMESTIC INTEGRATED) - 0.7%
      500  Amerada Hess Corp.                                                    $   31,250
    7,300  Conoco, Inc.                                                             206,590
      600  Phillips Petroleum Co.                                                    36,156
    3,200  USX-Marathon Group, Inc.                                                  96,000
                                                                                 ----------
                                                                                 $  369,996
                                                                                 ----------
           OIL (INTERNATIONAL INTEGRATED) - 2.4%
    5,126  ChevronTexaco Corp.                                                   $  459,341
   18,400  Exxon Mobil Corp.                                                        723,120
    3,800  Royal Dutch Petroleum Co.                                                186,276
                                                                                 ----------
                                                                                 $1,368,737
                                                                                 ----------
           TOTAL ENERGY                                                          $1,954,008
                                                                                 ----------
           FINANCIALS - 12.3%
           BANKS (MAJOR REGIONAL) - 2.1%
      900  Banc One Corp.                                                            35,145
    8,600  Fleet Boston Financial Corp.                                          $  313,900
    3,400  National City Corp.                                                       99,416
   11,500  U.S. Bancorp                                                             240,695
   10,500  Wachovia Corp.                                                           329,280
    4,100  Wells Fargo & Co.                                                        178,145
                                                                                 ----------
                                                                                 $1,196,581
                                                                                 ----------
           BANKS (MONEY CENTER) - 1.2%
    7,200  Bank of America Corp.                                                 $  453,240
    1,900  BOK Financial Corp.*                                                      59,869
    4,490  J.P. Morgan Chase & Co.                                                  163,212
                                                                                 ----------
                                                                                 $  676,321
                                                                                 ----------
           BANKS (REGIONAL) - 0.7%
    3,100  Commercial Federal Corp.                                              $   72,850
    1,200  Hudson United Bancorp*                                                    34,440
    6,700  North Fork Bancorporation, Inc.                                          214,333
    1,430  Republic Bancorp, Inc.                                                    19,806
    3,900  Roslyn Bancorp, Inc.                                                      68,250
                                                                                 ----------
                                                                                 $  409,679
                                                                                 ----------
           CONSUMER FINANCE - 0.2%
    1,600  Countrywide Credit Industries, Inc.                                   $   65,552
    1,100  Household International, Inc.                                             63,734
                                                                                 ----------
                                                                                 $  129,286
                                                                                 ----------
           FINANCIAL (DIVERSIFIED) - 2.6%
   13,100  Citigroup, Inc.                                                       $  661,288
    5,900  Federal National Mortgage Association                                    469,050
    1,700  Freddie Mac                                                              111,180
    1,800  Morgan Stanley, Dean Witter and Co.                                      100,692
    7,700  Senior Housing Properties Trust                                          107,107
                                                                                 ----------
                                                                                 $1,449,317
                                                                                 ----------
           INSURANCE (LIFE/HEALTH) - 0.5%
    4,514  Aegon N.V                                                             $  120,840
    2,000  AmerUs Group Co.                                                          71,680
    1,300  Lincoln National Corp.                                                    63,141
                                                                                 ----------
                                                                                 $  255,661
                                                                                 ----------
           INSURANCE (MULTI-LINE) - 1.4%
    7,905  American International Group, Inc.                                    $  627,657
    2,400  Loews Corp.                                                              132,912
                                                                                 ----------
                                                                                 $  760,569
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           INSURANCE (PROPERTY-CASUALTY) - 0.7%
    8,200  Fidelity National Financial, Inc.                                     $  203,360
    2,600  Radian Group, Inc.                                                       111,670
    1,700  Safeco Corp.                                                              52,955
                                                                                 ----------
                                                                                 $  367,985
                                                                                 ----------
           INVESTMENT BANK/BROKERAGE - 0.3%
    1,000  A.G. Edwards, Inc.                                                    $   44,170
      500  E*TRADE Group, Inc.*                                                       5,125
      300  Goldman Sachs Group Inc.                                                  27,825
    1,000  Merrill Lynch & Co., Inc.                                                 52,120
    2,500  SWS Group, Inc.                                                           63,625
                                                                                 ----------
                                                                                 $  192,865
                                                                                 ----------
           INVESTMENT MANAGEMENT - 0.6%
    1,000  Affiliated Managers Group, Inc.*                                      $   70,480
    3,600  Downey Financial Corp.                                                   148,500
    3,300  Federated Investors Inc.                                                 105,204
    1,400  Stilwell Financial, Inc.                                                  38,108
                                                                                 ----------
                                                                                 $  362,292
                                                                                 ----------
           REAL ESTATE - 0.3%
    5,300  iStar Financial, Inc.                                                 $  132,235
                                                                                 ----------
           SAVINGS & LOAN COMPANIES - 1.7%
    5,600  Astoria Financial Corp.                                               $  148,176
    6,200  BankAtlantic Bancorp, Inc.                                                56,916
    1,100  Charter One Financial, Inc.                                               29,865
    4,000  Golden West Financial Corp.                                              235,400
      400  Golden State Bancorp, Inc.                                                10,460
      600  MAF Bancorp, Inc.                                                         17,700
    4,500  Webster Financial Corp                                                   141,885
    1,300  Washington Federal, Inc.                                                  33,514
    8,500  Washington Mutual, Inc.                                                  277,950
                                                                                 ----------
                                                                                 $  951,866
                                                                                 ----------
           TOTAL FINANCIALS                                                      $6,884,657
                                                                                 ----------
           HEALTH CARE - 10.6%
           BIOTECHNOLOGY - 1.4%
    1,300  Amgen, Inc.*                                                          $   73,372
    4,600  Charles River Laboratories International, Inc.*                          154,008
    5,100  Immunex Corp.*                                                           141,321
    4,300  Isis Pharmaceuticals, Inc.*                                               95,417
    3,999  Pharmacia Corp.                                                          170,557
   11,600  SICOR, Inc.*                                                             181,888
                                                                                 ----------
                                                                                 $  816,563
                                                                                 ----------
           HEALTH CARE (DIVERSIFIED) - 2.6%
    4,500  Abbott Laboratories                                                   $  250,875
    3,400  Allergan, Inc.                                                           255,170
      600  American Home Products Corp.                                              36,816
    8,600  Bristol-Myers Squibb Co.                                                 438,600
    7,940  Johnson & Johnson                                                        469,254
                                                                                 ----------
                                                                                 $1,450,715
                                                                                 ----------
           HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 3.2%
      600  IVAX Corp.*                                                           $   12,084
    3,000  Eli Lilly & Co.                                                          235,620
    8,200  Merck & Co., Inc.                                                        482,160
   21,750  Pfizer, Inc.                                                             866,738
    4,800  Schering-Plough Corp.                                                    171,888
                                                                                 ----------
                                                                                 $1,768,490
                                                                                 ----------
           HEALTH CARE (DRUGS-GENERIC & OTHER) - 0.2%
      200  Barr Laboratories, Inc.*                                              $   15,872
    1,700  King Pharmaceuticals, Inc.*                                               71,621
      100  Mylan Laboratories, Inc.                                                   3,750
                                                                                 ----------
                                                                                 $   91,243
                                                                                 ----------
           HEALTH CARE (HOSPITAL MANAGEMENT) - 0.3%
    1,300  Community Health Systems, Inc.*                                       $   33,150
    1,400  HCA, Inc.                                                                 53,956
      200  Tenet Healthcare Corp.*                                                   11,744
    1,100  Universal Health Services, Inc. (Class B)*                                47,058
                                                                                 ----------
                                                                                 $  145,908
                                                                                 ----------
           HEALTH CARE (LONG TERM CARE) - 0.1%
    2,100  DaVita, Inc.*                                                         $   51,345
                                                                                 ----------
           HEALTH CARE (MANAGED CARE) - 1.1%
    2,000  CIGNA Corp.                                                           $  185,300
    4,400  Caremark Rx, Inc.*                                                        71,764
    1,100  Express Scripts, Inc.*                                                    51,436
    4,700  UnitedHealth Group, Inc.                                                 332,619
                                                                                 ----------
                                                                                 $  641,119
                                                                                 ----------
           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 1.7%
      400  ArthroCare Corp.*                                                     $    7,172
    2,900  Baxter International, Inc.                                               155,527
      300  Biomet, Inc.                                                               9,270
    2,300  Cytyc Corp.*                                                              60,030
    1,000  Digene Corp.*                                                             29,500
    3,800  Edwards Lifesciences Group*                                              104,994
    4,900  Guidant Corp.*                                                           244,020
    1,000  Henry Schein, Inc.*                                                       37,030
   13,900  Novoste Corp.*                                                           121,486
      100  Syncor International Corp.*                                                2,864
    2,700  Stryker Corp.                                                            157,599
    4,400  Theragenics Corp.*                                                        43,384
      320  Zimmer Holdings, Inc.*                                                     9,773
                                                                                 ----------
                                                                                 $  982,649
                                                                                 ----------
           HEALTH CARE (SPECIALIZED SERVICES) - 0.0%
      500  MedQuist Inc.*                                                        $   14,625
                                                                                 ----------
           TOTAL HEALTH CARE                                                     $5,962,657
                                                                                 ----------

   The accompanying notes are an integral part of these financial statements.

   SHARES                                                                             VALUE
           TECHNOLOGY - 11.7%
           COMMUNICATIONS EQUIPMENT - 1.7%
      600  Andrew Corp.*                                                        $    13,134
    2,000  Avaya Inc.*                                                               24,300
   32,700  Cisco Systems, Inc.*                                                     592,197
    7,700  Corning, Inc.*                                                            68,684
      200  L-3 Communications Holdings, Inc.*                                        18,000
    6,700  Lucent Technologies, Inc.                                                 42,143
   14,300  Motorola, Inc.                                                           214,786
                                                                                -----------
                                                                                $   973,244
                                                                                -----------
           COMPUTER (HARDWARE) - 2.2%
    3,800  Apple Computer, Inc.*                                                $    83,220
   16,000  Compaq Computer Corp.                                                    156,160
    1,900  Dell Computer Corp.*                                                      51,642
   13,600  Hewlett-Packard Co.                                                      279,344
    4,600  IBM Corp.                                                                556,416
    3,500  NCR Corp.*                                                               129,010
                                                                                -----------
                                                                                $ 1,255,792
                                                                                -----------
           COMPUTERS (NETWORKING) - 0.2%
    2,900  Overture Services, Inc.*                                             $   102,747
                                                                                -----------
           COMPUTERS (SOFTWARE & SERVICES) - 3.6%
    1,900  BARRA, Inc.*                                                         $    89,471
    4,600  Computer Associates International, Inc.                                  158,654
    2,700  Caminus Corp.*                                                            62,100
    4,700  Citrix Systems, Inc.*                                                    106,502
      200  Electronic Arts, Inc.*                                                    11,990
    1,500  Intuit, Inc.*                                                             64,140
      300  Kronos, Inc.*                                                             14,514
    4,500  McAfee.com Corp.*                                                        152,595
   11,100  Microsoft Corp.*                                                         735,597
    3,500  Network Associates, Inc.*                                                 90,475
    7,300  Numerical Technologies, Inc.*                                            256,960
    6,400  Oracle Corp.*                                                             88,384
      700  Phoenix Technologies Ltd.*                                                 8,148
    2,800  Synopsys, Inc.*                                                          165,396
                                                                                -----------
                                                                                $ 2,004,926
                                                                                -----------
           ELECTRONICS (DEFENSE) - 0.4%
    4,500  Esterline Technologies Corp.*                                        $    72,045
    9,400  General Motors Corp. (Class H)*                                          145,230
                                                                                -----------
                                                                                $   217,275
                                                                                -----------
           ELECTRONICS (SEMICONDUCTORS) - 2.2%
    3,200  Adaptec, Inc.*                                                       $    46,400
    1,300  ESS Technology, Inc.*                                                     27,638
   22,400  Intel Corp.                                                              704,480
    1,000  Intersil Holding Corp.*                                                   32,250
    4,400  NVIDIA Corp.*                                                            294,360
    1,500  Semtech Corp.*                                                            53,535
    3,000  Texas Instruments, Inc.                                                   84,000
                                                                                -----------
                                                                                $ 1,242,663
                                                                                -----------
           EQUIPMENT (SEMICONDUCTOR) - 0.3%
    2,900  KLA-Tencor Corp.*                                                    $   143,724
      800  Lam Research Corp.*                                                       18,576
                                                                                -----------
                                                                                $   162,300
                                                                                -----------
           SERVICES (DATA PROCESSING) - 1.1%
    1,900  Automatic Data Processing, Inc.                                      $   111,910
    1,400  The BISYS Group, Inc.*                                                    89,586
    2,800  Electronic Data Systems Corp.                                            191,940
    1,700  First Data Corp.                                                         133,365
    1,900  NDCHealth Corp.                                                           65,645
                                                                                -----------
                                                                                $   592,446
                                                                                -----------
           TOTAL TECHNOLOGY                                                     $ 6,551,393
                                                                                -----------
           TRANSPORTATION - 0.5%
           AIRLINES - 0.3%
    7,850  Southwest Airlines Co.                                               $   145,068
                                                                                -----------
           RAILROADS - 0.0%
      300  Union Pacific Corp.                                                  $    17,100
                                                                                -----------
           TRUCKERS - 0.2%
    3,400  Roadway Corp.                                                        $   124,780
                                                                                -----------
           TOTAL TRANSPORTATION                                                 $   286,948
                                                                                -----------
           UTILITIES - 2.4%
           ELECTRIC COMPANIES - 1.6%
    1,500  American Electric Power Co., Inc.                                    $    65,295
    3,900  Avista Corp.                                                              51,714
    1,800  Dominion Resources, Inc.                                                 108,180
    1,200  DTE Energy Co.                                                            50,328
    1,300  Duke Energy Corp.                                                         51,038
    1,300  Entergy Corp.                                                             50,843
    2,000  Exelon Corp.                                                              95,760
    5,400  Mirant Corp.*                                                             86,508
    1,800  NorthWestern Corp.                                                        37,890
      300  Public Service Enterprise Group, Inc.                                     12,657
    3,600  Reliant Energy, Inc.                                                      95,472
    3,200  TXU Corp.                                                                150,880
    2,600  UtiliCorp United, Inc.                                                    65,442
                                                                                -----------
                                                                                $   922,007
                                                                                -----------
           NATURAL GAS - 0.6%
    3,700  Dynegy, Inc.                                                         $    94,350
      300  El Paso Corp.                                                             13,383
      900  Kinder Morgan, Inc.                                                       50,121
      300  Sempra Energy                                                              7,365
    7,900  The Williams Co., Inc.                                                   201,608
                                                                                -----------
                                                                                $   366,827
                                                                                -----------
           POWER PRODUCERS (INDEPENDENT) - 0.2%
    5,800  Calpine Corp.*                                                       $    97,381
    1,600  NRG Energy, Inc.*                                                         24,800
                                                                                -----------
                                                                                $   122,181
                                                                                -----------
           TOTAL UTILITIES                                                      $ 1,411,015
                                                                                -----------
           TOTAL COMMON STOCKS
           (Cost $36,701,105)                                                   $36,967,804
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
   AMOUNT      (UNAUDITED)                                                                                  VALUE
                                 ASSET BACKED SECURITIES - 0.7%
                                 MISCELLANEOUS - 0.3%
$  180,000     AAA/NA            PNC Mortage Acceptance Corp., 7.33%, 12/10/32                         $  192,272
                                                                                                       ----------
                                 TOTAL MISCELLANEOUS                                                   $  192,272
                                                                                                       ----------
                                 FINANCIALS - 0.4%
                                 FINANCIAL (DIVERSIFIED) - 0.4%
   200,000     A+/A1             Morgan Stanley Dean Witter, 7.20%, 10/15/33                           $  212,850
                                                                                                       ----------
                                 TOTAL FINANCIALS                                                      $  212,850
                                                                                                       ----------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $403,901)                                                       $  405,122
                                                                                                       ----------
                                 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
                                 MISCELLANEOUS - 1.0%
   275,000     A+/A1             J.P. Morgan Chase Credit Corp., 2000-C10, A2, 7.371%, 8/15/32         $  294,638
   250,000     A+/A1             Keycorp 2000-C1 A2, 7.727%, 5/17/32                                      273,255
                                                                                                       ----------
                                 TOTAL MISCELLANEOUS                                                   $  567,893
                                                                                                       ----------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $554,016)                                                       $  567,893
                                                                                                       ----------
                                 CORPORATE BONDS - 8.4% BASIC MATERIALS -
                                 0.6% AGRICULTURAL PRODUCTS - 0.1%
    70,000     A+/A1             Archer-Daniels-Midland, 7.00%, 2/1/31                                 $   72,450
                                                                                                       ----------
                                 METALS MINING - 0.1%
   100,000     A-/A2             Rio Tinto Finance USA Ltd., 5.75%, 7/3/06                             $  101,250
                                                                                                       ----------
                                 PAPER & FOREST PRODUCTS - 0.3%
   140,000     BBB/Baa1          International Paper Co., 8.00%, 7/8/03                                $  147,525
                                                                                                       ----------
                                 TOTAL BASIC MATERIALS                                                 $  321,225
                                                                                                       ----------
                                 CAPITAL GOODS - 0.4%
                                 MANUFACTURING (DIVERSIFIED) - 0.4%
   200,000     BBB+/A3           Tyco Capital Corp., 7.50%, 11/14/03                                   $  212,500
                                                                                                       ----------
                                 TOTAL CAPITAL GOODS                                                   $  212,500
                                                                                                       ----------
                                 COMMUNICATION SERVICES - 1.3%
                                 TELECOMMUNICATIONS (LONG DISTANCE) - 0.8%
    90,000     A-/A3             AT&T Corp., 8.00%, 11/15/31 (144A)                                    $   94,162
    50,000     A-/A3             AT&T Wireless Services, Inc., 8.75%, 3/1/31                               56,688
   100,000     A-/Baa1           British Telecom Plc, 8.63%, 12/15/30                                     115,250
    50,000     BBB+/A3           Sprint Capital Corp., 6.88%, 11/15/28                                     45,938
    15,000     A-/A3             Sprint Capital Corp., 6.90%, 5/1/19                                       14,044
   125,000     BBB+/A3           Worldcom, Inc., 8.25%, 5/15/31                                           132,187
                                                                                                       ----------
                                                                                                       $  458,269
                                                                                                       ----------

   The accompanying notes are an integral part of these financial statements.

              S&P/MOODY'S
PRINCIPAL     RATINGS
   AMOUNT     (UNAUDITED)                                                                                   VALUE
                                 TELEPHONE - 0.5%
$  20,000     A-/A3              Cingular Wireless, 7.13%, 12/15/31 (144A)                               $ 20,350
   70,000     A-/A3              Deutsche Telecom International Finance, 8.25%, 6/15/30                    77,700
   95,000     A-/A3              France Telecom, 8.50%, 3/1/31 (144A)                                     108,419
   60,000     A-/A3              Qwest Capital Funding, 7.00%, 8/3/09                                      58,275
                                                                                                         --------
                                                                                                         $264,744
                                                                                                         --------
                                 TOTAL COMMUNICATION SERVICES                                            $723,013
                                                                                                         --------
                                 CONSUMER CYCLICALS - 0.5%
                                 AUTOMOBILES - 0.5%
  250,000     A/A2               General Motors Acceptance Corp., 5.75%, 11/10/03                        $254,375
                                                                                                         --------
                                 TOTAL CONSUMER CYCLICALS                                                $254,375
                                                                                                         --------
                                 CONSUMER STAPLES - 0.6%
                                 BEVERAGES (NON-ALCOHOLIC) - 0.1%
   75,000     A/A2               Coca-Cola Enterprises, 6.75%, 9/15/28                                   $ 76,031
                                                                                                         --------
                                 BROADCASTING (CABLE/TELEVISION/RADIO) - 0.1%
   50,000     A-/A3              Continental Cablevision, 8.30%, 5/15/06                                 $ 54,313
                                                                                                         --------
                                 ENTERTAINMENT - 0.2%
  100,000     BBB+/Baa1          AOL Time Warner, Inc., 7.63%, 4/15/31                                   $105,750
                                                                                                         --------
                                 FOODS - 0.2%
  100,000     A/A2               Heinz (H.J.) Co., 6.62%, 7/15/11 (144A)                                 $102,625
                                                                                                         --------
                                 TOTAL CONSUMER STAPLES                                                  $338,719
                                                                                                         --------
                                 ENERGY - 0.4%
                                 OIL & GAS (PRODUCTION/EXPLORATION) - 0.2%
  110,000     BBB/Baa2           Kerr-McGee Corp., 7.88%, 9/15/31                                        $115,912
                                                                                                         --------
                                 OIL (DOMESTIC INTEGRATED) - 0.1%
   40,000     BBB/Baa2           Occidental Petroleum, 6.75%, 1/15/12                                    $ 40,150
                                                                                                         --------
                                 OIL (INTERNATIONAL INTEGRATED) - 0.1%
   30,000     BBB+/Baa1          Conoco Funding Co., 6.35%, 10/15/11                                     $ 30,263
   60,000     BBB+/Baa1          Conoco Funding Co., 7.25%, 10/15/31                                       63,300
                                                                                                         --------
                                                                                                         $ 93,563
                                                                                                         --------
                                 TOTAL ENERGY                                                            $249,625
                                                                                                         --------
                                 FINANCIALS - 2.8%
                                 BANKS (MAJOR REGIONAL) - 0.1%
   50,000     A+/AA              FleetBoston Financial Corp., 4.88%, 12/1/06                             $ 48,875
   50,000     A+/Aa2             Wells Fargo & Co., 6.62%, 7/15/04                                         53,062
                                                                                                         --------
                                                                                                         $101,937
                                                                                                         --------
                                 BANKS (MONEY CENTER) - 0.1%
   60,000     A+/A1              Alcoa, Inc., 6.50%, 6/1/11                                              $ 61,950
                                                                                                         --------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
   AMOUNT      (UNAUDITED)                                                                                  VALUE
                                 CONSUMER FINANCE - 1.2%
$  350,000     A/A2              Ford Motor Credit Co., 9.14%, 12/30/14                                $  375,375
    40,000     A/A2              General Motors Acceptance Corp., 7.75%, 1/19/10                           41,100
    75,000     A/A2              General Motors Acceptance Corp., 8.00%, 11/1/31                           76,313
    80,000     BBB+/Baa          Qwest Capital Funding, 7.9%, 8/15/10                                      81,400
    80,000     A/A1              Santander Financial Issuances, 6.80%, 7/15/05                             83,700
                                                                                                       ----------
                                                                                                       $  657,888
                                                                                                       ----------
                                 FINANCIAL (DIVERSIFIED) - 0.1%
    80,000     AA-/A3            Associates Corp., 5.75%, 11/1/03                                      $   83,400
                                                                                                       ----------
                                 INSURANCE (LIFE/HEALTH) - 0.6%
   300,000     AA-/A2            Western National Corp., 7.125%, 2/15/04                               $  318,375
                                                                                                       ----------
                                 INVESTMENT BANK/BROKERAGE - 0.7%
    40,000     AA-/A3            Goldman Sachs Group, Inc. 6.65%, 5/15/09                              $   40,800
   100,000     A/A2              Lehman Brothers Holdings, 6.63%, 4/1/04                                  105,625
   220,000     AA-/Aa3           Merrill Lynch & Co, Inc., 6.375%, 9/8/06                                 223,575
                                                                                                       ----------
                                                                                                       $  370,000
                                                                                                       ----------
                                 TOTAL FINANCIALS                                                      $1,593,550
                                                                                                       ----------
                                 HEALTH CARE - 0.1%
                                 HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 0.1%
    70,000     BBB+/Baa          Bristol-Myers Squibb, 5.75%, 10/1/11                                  $   69,300
                                                                                                       ----------
                                 TOTAL HEALTH CARE                                                     $   69,300
                                                                                                       ----------
                                 TECHNOLOGY - 0.1%
                                 COMMUNICATIONS EQUIPMENT - 0.1%
    30,000     AA-/A3            Thomson Corp., 6.20%, 1/5/12                                          $   28,837
                                                                                                       ----------
                                 TOTAL TECHNOLOGY                                                      $   28,837
                                                                                                       ----------
                                 TRANSPORTATION - 0.1%
                                 RAILROADS - 0.1%
    30,000     AA-/A3            Canadian Pacific Railroad, 6.25%, 10/15/11                            $   29,550
                                                                                                       ----------
                                 TOTAL TRANSPORTATION                                                  $   29,550
                                                                                                       ----------
                                 UTILITIES - 1.5%
                                 ELECTRIC COMPANIES - 1.4%
    20,000     AA-/A3            Progress Energy, Inc., 5.85%, 10/30/08                                $   19,550
    30,000     AA-/A3            PPL Electric Utilities, 6.25%, 8/15/09                                    29,963
    50,000     AA-/A3            FirstEnergy Corp., 7.38%, 11/15/31                                        48,812
   650,000     A/A2              Virginia Electric & Power, 6.75%, 2/1/07                                 665,437
                                                                                                       ----------
                                                                                                       $  763,762
                                                                                                       ----------
                                 NATURAL GAS - 0.1%
    80,000     A/A2              Limestone Electron Trust, 8.63%, 3/15/03 (144A)                       $   80,700
                                                                                                       ----------
                                 TOTAL UTILITIES                                                       $  844,462
                                                                                                       ----------
                                 TOTAL CORPORATE BONDS
                                 (Cost $4,585,752)                                                     $4,665,156
                                                                                                       ----------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
   AMOUNT      (UNAUDITED)                                                                                  VALUE
                                 U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.0%
                                 GOVERNMENT SECURITY - 14.0%
$  130,000                       Federal National Mortgage Association, 5.375%, 11/15/11              $   126,100
   872,455                       Federal National Mortgage Association, 6.0%, 11/1/14                     880,359
   498,008                       Federal National Mortgage Association, 7.0%, 12/1/31                     507,968
   345,000                       Federal National Mortgage Association, 7.0%, 7/15/05                     375,188
   140,000                       Federal National Mortgage Association, 6.625%, 11/15/10                  148,925
    13,000                       Federal National Mortgage Association, 6.25%, 2/1/11                      13,228
   200,000                       Government National Mortgage Association, 7.45%, 6/16/10                 215,814
   608,219                       Government National Mortgage Association, 7.0%, 2/20/29                  621,332
   252,681                       Government National Mortgage Association II, 7.5%, 8/20/29               261,444
   240,647                       Government National Mortgage Association II, 7.5%, 9/20/29               248,992
   380,820                       Government National Mortgage Association, 6.5%, 10/15/28                 382,960
   783,293                       Government National Mortgage Association, 6.5%, 2/15/29                  787,452
 1,000,000                       Government National Mortgage Association,
                                 REMIC Series 1998-13b, 6.5%, 12/20/25                                  1,017,580
   465,000                       U.S. Treasury Notes, 3.5%, 11/15/06                                      448,251
   145,000                       U.S. Treasury Notes, 3.0%, 11/30/03                                      145,102
   380,000                       U.S. Treasury Bonds, 8.125%, 8/15/19                                     479,776
    50,000                       U.S. Treasury Notes, 5.875%, 11/15/04                                     52,941
   245,000                       U.S. Treasury Notes, 7.875%, 11/15/04                                    272,418
   900,000                       U.S. Treasury Bills, 0.0%, 3/14/02+                                      896,625
                                                                                                      -----------
                                                                                                      $ 7,882,455
                                                                                                      -----------
                                 TOTAL GOVERNMENT SECURITY                                            $ 7,882,455
                                                                                                      -----------
                                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                 (Cost $7,805,067)                                                    $ 7,882,455
                                                                                                      -----------
                                 U.S. GOVERNMENT OBLIGATIONS - 0.8%
                                 GOVERNMENT SECURITY - 0.8%
   720,000                       U.S. Treasury Strip, 0.0%, 11/15/15                                  $   318,362
   415,000                       U.S. Treasury Strip 0.0%, 15/15/18                                       150,574
                                                                                                      -----------
                                 TOTAL GOVERNMENT SECURITY                                            $   468,936
                                                                                                      -----------
                                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                                 (Cost $474,572)                                                      $   468,936
                                                                                                      -----------
                                 TOTAL INVESTMENT IN SECURITIES
                                 (Cost $50,524,413)                                                   $50,957,366
                                                                                                      -----------
                                 TEMPORARY CASH INVESTMENTS - 9.2%
                                 GOVERNMENT SECURITY - 9.2%
 5,184,000                       Federal Home Loan, 0.0%, 1/2/02                                      $ 5,183,783
                                                                                                      -----------
                                                                                                      $ 5,183,783
                                                                                                      -----------
                                 TOTAL TEMPORARY CASH INVESTMENTS
                                 (Cost $5,183,783)                                                    $ 5,183,783
                                                                                                      -----------
                                 TOTAL INVESTMENTS IN SECURITIES AND
                                 TEMPORARY CASH INVESTMENTS - 100.0%
                                 (Cost $55,708,196)                                                   $56,141,149
                                                                                                      -----------

*     Non-income producing security
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2001, the value of these securities amounted to $406,256 or 0.71% of total net assets.
+ A portion of this investment has been pledged to cover margin requirements for futures contracts.

   The accompanying notes are an integral part of these financial statements.

PIONEER HIGH YIELD VCT PORTFOLIO

               S&P/MOODY'S
PRINCIPAL      RATINGS
   AMOUNT      (UNAUDITED)                                                                                  VALUE
                                 CONVERTIBLE PREFERRED STOCKS - 9.8%
                                 BASIC MATERIALS - 1.0%
                                 PAPER & FOREST PRODUCTS - 1.0%
$    6,500     BB+/Baa3          International Paper Capital Trust, 5.25%, 7/20/25                     $  301,438
                                                                                                       ----------
                                 TOTAL BASIC MATERIALS                                                 $  301,438
                                                                                                       ----------
                                 CONSUMER CYCLICALS - 4.0%
                                 AUTOMOBILES - 4.0%
    25,000     BB+/Ba1           Cummins Capital Trust I, 7.0%, 6/15/31 (144A)                         $1,271,875
                                                                                                       ----------
                                 TOTAL CONSUMER CYCLICALS                                              $1,271,875
                                                                                                       ----------
                                 FINANCIALS - 1.4%
                                 CONSUMER FINANCE - 1.4%
    15,000     B/B2              Nuevo Financing, 5.75%, 12/15/26                                      $  448,500
                                                                                                       ----------
                                 TOTAL FINANCIALS                                                      $  448,500
                                                                                                       ----------
                                 TECHNOLOGY - 2.5%
                                 COMMUNICATIONS EQUIPMENT - 2.5%
       700     B-/B3             Lucent Technologies Inc., 8.0%, 8/1/31 (144A)                         $  800,625
                                                                                                       ----------
                                 TOTAL TECHNOLOGY                                                      $  800,625
                                                                                                       ----------
                                 UTILITIES - 0.9%
                                 NATURAL GAS - 0.9%
    31,000     BBB-/Baa1         Semco Capital Trust II, 11.0% 8/16/03                                 $  283,650
                                                                                                       ----------
                                 TOTAL UTILITIES                                                       $  283,650
                                                                                                       ----------
                                 TOTAL CONVERTIBLE PREFERRED STOCKS
                                 (Cost $3,064,950)                                                     $3,106,088
                                                                                                       ----------
                                 CONVERTIBLE CORPORATE BONDS - 62.1%
                                 BASIC MATERIALS - 5.6%
                                 METALS MINING - 5.6%
 1,200,000     NR/NR             Freeport-McMoran Copper & Gold Inc., 8.25%, 1/31/06 (144A)            $1,426,560
   372,000     BBB-/Baa3         Inco Ltd., 7.75%, 3/15/16                                                366,420
                                                                                                       ----------
                                                                                                       $1,792,980
                                                                                                       ----------
                                 TOTAL BASIC MATERIALS                                                 $1,792,980
                                                                                                       ----------
                                 CAPITAL GOODS - 4.8%
                                 ELECTRICAL EQUIPMENT - 4.8%
 1,400,000     B-/B2             Benchmark Electrical, Inc., 6.0%, 8/15/06                             $1,119,426
   500,000     BBB-/Ba1          SCI Systems Inc., 3.0%, 3/15/07                                          412,500
                                                                                                       ----------
                                                                                                       $1,531,926
                                                                                                       ----------
                                 TOTAL CAPITAL GOODS                                                   $1,531,926
                                                                                                       ----------
                                 CONSUMER CYCLICALS - 11.4%
                                 AUTO PARTS & EQUIPMENT - 6.7%
 1,075,000     B/B2              MascoTech, Inc., 4.5%, 12/15/03                                       $  897,625
 1,470,000     BB-/B3            Tower Automotive Inc., 5.0%, 8/1/04                                    1,231,125
                                                                                                       ----------
                                                                                                       $2,128,750
                                                                                                       ----------
                                 LODGING-HOTELS - 2.1%
   750,000     BB+/Ba2           Hilton Hotels. 5.0%, 5/15/06                                          $  663,750
                                                                                                       ----------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
   AMOUNT      (UNAUDITED)                                                                                  VALUE
                                 SERVICES (ADVERTISING/MARKETING) - 2.6%
$   25,000     B-/B2             Getty Images Inc., 5.0%, 3/15/07 (144A)                               $   20,595
   975,000     B-/B2             Getty Images Inc., 5.0%, 3/15/07                                         803,156
                                                                                                       ----------
                                                                                                       $  823,751
                                                                                                       ----------
                                 TOTAL CONSUMER CYCLICALS                                              $3,616,251
                                                                                                       ----------
                                 ENERGY - 3.5%
                                 OIL & GAS (DRILLING & EQUIPMENT) - 2.0%
   700,000     B-/B3             Parker Drilling Co., 5.5%, 8/1/04                                     $  622,125
                                                                                                       ----------
                                 OIL & GAS (PRODUCTION/EXPLORATION) - 1.5%
   500,000     BB/B1             Pogo Producing Co., 5.5%, 6/15/06                                     $  481,875
                                                                                                       ----------
                                 TOTAL ENERGY                                                          $1,104,000
                                                                                                       ----------
                                 HEALTH CARE - 5.0%
                                 BIOTECHNOLOGY - 5.0%
 1,000,000     CCC+/NR           Affymetrix Inc., 4.75%, 2/15/07                                       $  753,750
   200,000     B-/NR             Cor Therapeutics Inc., 5.0%, 6/15/06                                     197,500
   100,000     B-/NR             Cor Therapeutics Inc., 4.5%, 6/15/06 (144A)                               98,750
   700,000     CCC/NR            Human Genome, 3.75%, 3/15/07                                             529,375
                                                                                                       ----------
                                                                                                       $1,579,375
                                                                                                       ----------
                                 TOTAL HEALTH CARE                                                     $1,579,375
                                                                                                       ----------
                                 TECHNOLOGY - 31.8%
                                 COMMUNICATIONS EQUIPMENT - 1.7%
   300,000     B+/B3             Commscope, Inc., 4.0%, 12/15/06                                       $  246,000
   450,000     B-/B3             DDI Corp., 5.25%, 3/1/08                                                 307,687
                                                                                                       ----------
                                                                                                       $  553,687
                                                                                                       ----------
                                 COMPUTERS (NETWORKING) - 2.7%
 1,200,000     B-/B2             Juniper Networks Inc., 4.75%, 3/15/07                                 $  870,000
                                                                                                       ----------
                                 COMPUTERS (PERIPHERALS) - 2.2%
   800,000     B+/B2             Quantum Corp., 7.0%, 8/1/04                                           $  704,000
                                                                                                       ----------
                                 COMPUTERS (SOFTWARE & SERVICES) - 5.7%
 1,940,000     B-/Caa1           Aspen Technology, 5.25%, 6/15/05                                      $1,539,875
   330,000     NR/NR             Radisys Corp., 5.5%, 8/15/07 (144A)                                      233,887
    50,000     NR/NR             Radisys Corp., 5.5%, 8/15/07                                              35,438
                                                                                                       ----------
                                                                                                       $1,809,200
                                                                                                       ----------
                                 ELECTRONICS (COMPONENT DISTRIBUTORS) - 2.7%
   920,000     B-/B3             Adaptec Inc., 4.75%, 2/1/04                                           $  854,450
                                                                                                       ----------
                                 ELECTRONICS (SEMICONDUCTORS) - 6.0%
   875,000     B-/NR             Conexant Systems Inc., 4.0%, 2/1/07                                   $  565,469
   100,000     B/Ba3             Cypress Semiconductor, 3.75%, 7/1/05                                      81,375
   330,000     B-/B2             General Semiconductor Inc., 5.75%, 12/15/06                              330,000
   955,000     B-/NR             Triquint Semiconductor, Inc., 4.0%, 3/1/07                               697,150
   300,000     B-/B2             Vitesse Semiconductor Corp., 4.0%, 3/15/05                               233,250
                                                                                                       ----------
                                                                                                       $1,907,244
                                                                                                       ----------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
   AMOUNT      (UNAUDITED)                                                                                  VALUE
                                 EQUIPMENT (SEMICONDUCTOR) - 8.9%
$  525,000     NR/NR             Advanced Energy Industries, Inc., 5.25%, 11/15/06                    $   460,031
   700,000     NR/NR             Brooks Automation Inc., 4.75%, 6/1/08                                    637,000
   400,000     NR/NR             Cymer Inc., 7.25%, 8/6/04                                                390,000
 1,500,000     NR/NR             Emcore Corp., 5.0%, 5/15/06                                            1,053,750
   400,000     NR/NR             Emcore Corp., 5.0%, 5/15/06 (144A)                                       281,000
                                                                                                      -----------
                                                                                                      $ 2,821,781
                                                                                                      -----------
                                 SERVICES (DATA PROCESSING) - 1.9%
   770,000     CCC+/NR           Checkfree Holdings Corp., 6.5%, 12/1/06                              $   596,750
                                                                                                      -----------
                                 TOTAL TECHNOLOGY                                                     $10,117,112
                                                                                                      -----------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $19,420,357)                                                   $19,741,644
                                                                                                      -----------
                                 CORPORATE BONDS - 28.1%
                                 BASIC MATERIALS - 1.7%
                                 PAPER & FOREST PRODUCTS - 1.7%
   600,000     BB-/B1            Fibermark Inc., 10.75%, 4/15/11                                      $   540,000
                                                                                                      -----------
                                 TOTAL BASIC MATERIALS                                                $   540,000
                                                                                                      -----------
                                 CAPITAL GOODS - 0.7%
                                 ELECTRICAL EQUIPMENT - 0.7%
   400,000     B/B2              Advance Lighting Tecnologies, 8.0%, 3/15/08 (144A)                   $   236,000
                                                                                                      -----------
                                 TOTAL CAPITAL GOODS                                                  $   236,000
                                                                                                      -----------
                                 COMMUNICATION SERVICES - 1.0%
                                 TELECOMMUNICATIONS (LONG DISTANCE) - 1.0%
   400,000     B-/B3             SBA Communications Corp., 12.0%, 3/1/08                              $   300,000
                                                                                                      -----------
                                 TOTAL COMMUNICATION SERVICES                                         $   300,000
                                                                                                      -----------
                                 CONSUMER CYCLICALS - 7.5%
                                 BUILDING MATERIALS - 5.1%
   850,000     B/B2              NCI Building Systems, Inc., 9.25%, 5/1/09                            $   828,750
   680,000     B+/B1             Nortek Inc., 9.125%, 9/1/07                                              690,200
   100,000     B-/B3             Nortek Inc., 9.875%, 6/15/11 (144A)                                       99,000
                                                                                                      -----------
                                                                                                      $ 1,617,950
                                                                                                      -----------
                                 RETAIL (DEPARTMENT STORES) - 2.4%
 1,000,000     BBB-/Ba2          J.C. Penney Co. Inc., 7.625%, 3/1/97                                 $   770,000
                                                                                                      -----------
                                 TOTAL CONSUMER CYCLICALS                                             $ 2,387,950
                                                                                                      -----------
                                 CONSUMER STAPLES - 3.2%
                                 DISTRIBUTORS (FOOD & HEALTH) - 3.2%
 1,100,000     B/B3              Wesco Distribution Inc., 9.125%, 6/1/08                              $ 1,023,000
                                                                                                      -----------
                                 TOTAL CONSUMER STAPLES                                               $ 1,023,000
                                                                                                      -----------
                                 ENERGY - 4.4%
                                 OIL & GAS (PRODUCTION/EXPLORATION) - 4.4%
   900,000     BB/B1             Eott Energy Partners LP, 11.0%, 10/1/09                              $   891,000
   500,000     BB-/B1            Tesoro Petroleum Corp., 9.625%, 11/1/08 (144A)                           518,750
                                                                                                      -----------
                                                                                                      $ 1,409,750
                                                                                                      -----------
                                 TOTAL ENERGY                                                         $ 1,409,750
                                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

               S&P/MOODY'S
PRINCIPAL      RATINGS
   AMOUNT      (UNAUDITED)                                                                                  VALUE
                                 FINANCIALS - 2.7%
                                 FINANCIAL (DIVERSIFIED) - 0.4%
$  135,000     BB-/Ba3           Forest City Enterprises, 8.5%, 3/15/08                               $   132,300
                                                                                                      -----------
                                 REAL ESTATE - 2.3%
   750,000     B-/B3             BF Saul Real Estate Investment Trust, 9.75%, 4/1/08                  $   727,500
                                                                                                      -----------
                                 TOTAL FINANCIALS                                                     $   859,800
                                                                                                      -----------
                                 TECHNOLOGY - 6.9%
                                 COMMUNICATIONS EQUIPMENT - 2.7%
   400,000     BB-/Ba3           Lucent Technologies Inc., 7.25%, 7/15/06                             $   344,000
   750,000     BB-/Ba3           Lucent Technologies Inc., 6.45%, 3/15/29                                 510,000
                                                                                                      -----------
                                                                                                      $   854,000
                                                                                                      -----------
                                 ELECTRONICS (COMPONENT DIST) - 2.5%
   800,000     BB-/Ba2           Ingram Micro Inc., 9.875%, 8/15/08                                   $   810,000
                                                                                                      -----------
                                 ELECTRONICS (SEMICONDUCTORS) - 1.7%
   300,000     B/B2              Fairchild Semiconductor, 10.375%, 10/1/07                            $   312,749
   200,000     B/B2              Fairchild Semiconductor, 10.5%, 2/1/09                                   212,500
                                                                                                      -----------
                                                                                                      $   525,249
                                                                                                      -----------
                                 TOTAL TECHNOLOGY                                                     $ 2,189,249
                                                                                                      -----------
                                 TOTAL CORPORATE BONDS
                                 (Cost $8,973,698)                                                    $ 8,945,749
                                                                                                      -----------
                                 TOTAL INVESTMENT IN SECURITIES
                                 (Cost $31,459,005)                                                   $31,793,481
                                                                                                      ===========

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from regisration. At December 31, 2001, the value of these securities amounted to $4,987,042 or 15.41% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO

PRINCIPAL     S&P/MOODY'S
   AMOUNT     RATINGS
   USD($)     (UNAUDITED)                                                                                   VALUE
                                 CONVERTIBLE CORPORATE BONDS - 24.6%
                                 BASIC MATERIALS - 1.3%
                                 METALS MINING - 1.3%
   20,000     NR/NR              Freeport-McMoran Copper & Gold Mining Inc., 8.25%, 1/31/06 (144A)       $ 23,776
   70,000     BBB-/Baa3          Inco Ltd., 7.75%, 3/15/16                                                 68,950
                                                                                                         --------
                                                                                                         $ 92,726
                                                                                                         --------
                                 TOTAL BASIC MATERIALS                                                   $ 92,726
                                                                                                         --------
                                 CAPITAL GOODS - 1.3%
                                 ELECTRICAL EQUIPMENT - 1.2%
  110,000     B-/B2              Benchmark Electrical, 6.0%, 8/15/06                                     $ 87,955
                                                                                                         --------
                                 MACHINERY (DIVERSIFIED) - 0.1%
   10,000     BBB/BAA3           Thermo Electron Corp., 4.25%, 1/1/03 (144A)                             $  9,900
                                                                                                         --------
                                 TOTAL CAPITAL GOODS                                                     $ 97,855
                                                                                                         --------
                                 CONSUMER CYCLICALS - 6.1%
                                 AUTO PARTS & EQUIPMENT - 2.8%
  125,000     B/B2               Mascotech, Inc., 4.5%, 12/15/03                                         $104,375
  115,000     BB-/B2             Tower Automotive Inc., 5.0%, 8/1/04                                       96,313
                                                                                                         --------
                                                                                                         $200,688
                                                                                                         --------
                                 LODGING-HOTELS - 2.4%
   95,000     B/B2               Capstar Hotel, 4.75%, 10/15/04                                          $ 77,069
  110,000     BB+/Ba2            Hilton Hotels, 5.0%, 5/15/06                                              97,350
                                                                                                         --------
                                                                                                         $174,419
                                                                                                         --------
                                 SERVICES (ADVERTISING/MARKETING) - 0.9%
   80,000     B-/B2              Getty Images Inc., 5.0%, 3/15/07                                        $ 65,900
                                                                                                         --------
                                 TOTAL CONSUMER CYCLICALS                                                $441,007
                                                                                                         --------
                                 ENERGY - 2.0%
                                 OIL & GAS (PRODUCTION/EXPLORATION) - 2.0%
   80,000     NR/B3              Lomak Petroleum, 6.0%, 2/1/07                                           $ 58,200
   90,000     BB/B1              Pogo Producing Co., 5.5%, 6/15/06                                         86,738
                                                                                                         --------
                                                                                                         $144,938
                                                                                                         --------
                                 TOTAL ENERGY                                                            $144,938
                                                                                                         --------
                                 TECHNOLOGY - 13.9%
                                 COMMUNICATIONS EQUIPMENT - 0.3%
   20,000     B+/B3              Commscope Inc., 4.0%, 12/15/06                                          $ 16,400
                                                                                                         --------
                                 COMPUTERS (NETWORKING) - 1.3%
  130,000     B-/B2              Juniper Networks Inc., 4.75%, 3/15/07                                   $ 94,250
                                                                                                         --------
                                 COMPUTERS (PERIPHERALS) - 1.3%
  110,000     B+/B2              Quantum Corp., 7.0%, 8/1/04                                             $ 96,800
                                                                                                         --------
                                 COMPUTERS (SOFTWARE & SERVICES) - 2.5%
  120,000     B-/Caa1            Aspen Technology, 5.25%, 6/15/05                                        $ 95,250
  125,000     NR/NR              Radisys Corp., 5.5%, 8/15/07                                              88,593
                                                                                                         --------
                                                                                                         $183,843
                                                                                                         --------
                                 ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.4%
  110,000     B-/B3              Adaptec Inc., 4.75%, 2/1/04                                             $102,162
                                                                                                         --------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL     S&P/MOODY'S
   AMOUNT     RATINGS
   USD($)     (UNAUDITED)                                                                                   VALUE
                                 ELECTRONICS (SEMICONDUCTORS) - 2.7%
  130,000     B-/NR              Conexant Systems Inc., 4.0%, 2/1/07                                   $   84,013
   75,000     B-/B2              General Semiconductor, 5.75%, 12/15/06                                    75,000
   50,000     B-/NR              Triquint Semiconductor, 4.0%, 3/1/07                                      36,500
                                                                                                       ----------
                                                                                                       $  195,513
                                                                                                       ----------
                                 EQUIPMENT (SEMICONDUCTOR) - 3.5%
   50,000     NR/NR              Advanced Energy Industries, Inc., 5.25%, 11/15/06                     $   43,813
   50,000     NR/NR              Brooks Automation, 4.75%, 6/1/08                                          45,500
   70,000     NR/NR              Cymer Inc., 7.25%, 8/6/04                                                 68,250
   80,000     NR/NR              Emcore Corp., 5.0%, 5/15/06                                               56,200
   60,000     NR/NR              Emcore Corp., 5.0%, 5/15/06 (144A)                                        42,150
                                                                                                       ----------
                                                                                                       $  255,913
                                                                                                       ----------
                                 SERVICES (DATA PROCESSING) - 0.9%
   85,000     CCC+/NR            Checkfree Holdings Corp., 6.5%, 12/1/06                               $   65,874
                                                                                                       ----------
                                 TOTAL TECHNOLOGY                                                      $1,010,755
                                                                                                       ----------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $1,767,190)                                                     $1,787,281
                                                                                                       ----------
                                 ASSET-BACKED SECURITIES - 3.4%
                                 FINANCIALS - 3.4%
                                 BANKS (MONEY CENTER) - 2.0%
  346,713     AA/Aa2             Nykredit, 5.0%, 10/1/19                                               $   39,178
  939,635     AA/Aa2             Nykredit, 6.0%, 10/1/29                                                  108,794
                                                                                                       ----------
                                                                                                       $  147,972
                                                                                                       ----------
                                 CONSUMER FINANCE - 1.3%
  796,300     AA+/Aa1            RealKredit Danmark, 7.0%, 10/1/32                                     $   95,726
                                                                                                       ----------
                                 TOTAL FINANCIALS                                                      $  243,698
                                                                                                       ----------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $245,141)                                                       $  243,698
                                                                                                       ----------
                                 CORPORATE BONDS - 45.0%
                                 BASIC MATERIALS - 3.4%
                                 CHEMICALS - 0.4%
   25,000     BB/BA3             Lyondell Petrochemical Co., 9.875%, 5/1/07                            $   25,125
                                                                                                       ----------
                                 CHEMICALS (DIVERSIFIED) - 0.3%
   30,000     B+/B2              Huntsman ICI Chemicals LLC, 10.125%, 7/1/09                           $   24,169
                                                                                                       ----------
                                 CONTAINERS & PACKAGING (PAPER) - 1.4%
   95,000     B/B2               Stone Container, 9.75%, 2/1/11                                        $  100,938
                                                                                                       ----------
                                 PAPER & FOREST PRODUCTS - 1.3%
   25,000     D/Ca               APP China Group, 14.0%, 3/15/10 (144A)*                               $    3,625
  100,000     BB-/B1             FiberMark Inc., 10.75%, 4/15/11                                           90,000
                                                                                                       ----------
                                                                                                       $   93,625
                                                                                                       ----------
                                 TOTAL BASIC MATERIALS                                                 $  243,857
                                                                                                       ----------
                                 CAPITAL GOODS - 1.8%
                                 AEROSPACE/DEFENSE - 1.4%
  100,000     B/B2               Alliant Techsystems Inc., 8.5%, 5/15/11                               $  104,000
                                                                                                       ----------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL     S&P/MOODY'S
   AMOUNT     RATINGS
   USD($)     (UNAUDITED)                                                                                   VALUE
                                 ELECTRICAL EQUIPMENT - 0.4%
   50,000     B/B2               Advance Lighting Technologies, 8.0%, 3/15/08                            $ 29,500
                                                                                                         --------
                                 TOTAL CAPITAL GOODS                                                     $133,500
                                                                                                         --------
                                 COMMUNICATION SERVICES - 4.3%
                                 CELLULAR/WIRELESS TELECOMMUNICATIONS - 2.5%
   70,000     B/B3               Crown Castle International Corp., 9.0%, 5/15/11                         $ 62,650
   40,000     B/Ba3              Mobile Telesystems Finance,10.95%, 12/21/04 (144A)                        39,700
   85,000     B+/B2              PTC International Finance, 11.25%, 12/1/09                                77,473
                                                                                                         --------
                                                                                                         $179,823
                                                                                                         --------
                                 TELECOMMUNICATIONS (LONG DISTANCE) - 1.8%
   90,000     B-/B3              SBA Communications Corp., 12.0%, 3/1/08                                 $ 67,500
   70,000     BBB+/A3            WorldCom, 6.75%, 5/15/08                                                  63,585
                                                                                                         --------
                                                                                                         $131,085
                                                                                                         --------
                                 TOTAL COMMUNICATION SERVICES                                            $310,908
                                                                                                         --------
                                 CONSUMER CYCLICALS - 8.3%
                                 AUTO PARTS & EQUIPMENT - 0.4%
   30,000     BB+/Ba1            Lear Corp., 8.125% 04/01/08                                             $ 26,706
                                                                                                         --------
                                 BUILDING MATERIALS - 4.1%
  110,000     B+/B1              Owens and Minor, 8.5%, 7/15/11                                          $114,400
   90,000     B/B2               NCI Building Systems, Inc., 9.25%, 5/1/09                                 87,750
   95,000     B+/B1              Nortek Inc., 9.125%, 9/1/07                                               96,425
                                                                                                         --------
                                                                                                         $298,575
                                                                                                         --------
                                 HARDWARE & TOOLS - 0.6%
   45,000     B+/B2              Scott's Corp., 8.625%, 1/15/09                                          $ 46,125
                                                                                                         --------
                                 PUBLISHING (NEWSPAPERS) - 1.0%
   75,000     A-/Baa1            Harcourt General Inc., 7.3%, 8/1/97                                     $ 68,625
                                                                                                         --------
                                 RETAIL (DEPARTMENT STORES) - 1.0%
   90,000     BBB-/Ba2           J.C. Penney Co., 7.625%, 3/1/97                                         $ 69,300
                                                                                                         --------
                                 RETAIL (SPECIALTY) - 0.8%
   60,000     B+/B1              Grupo Elektra SA, 12.0%, 4/1/08 (144A)                                  $ 60,300
                                                                                                         --------
                                 TEXTILES (APPAREL) - 0.4%
   30,000     BBB/Baa2           Jones Apparel Group, Inc., 7.875%, 6/15/06                              $ 30,975
                                                                                                         --------
                                 TOTAL CONSUMER CYCLICALS                                                $600,606
                                                                                                         --------
                                 CONSUMER STAPLES - 3.3%
                                 BEVERAGES (NON-ALCOHOLIC) - 0.7%
   50,000     BBB-/Baa3          CIA Brasil de Bebidas, 10.5%, 12/15/11 (144A)                           $ 49,250
                                                                                                         --------
                                 BROADCASTING (CABLE/TELEVISION/RADIO) - 0.5%
   50,000     BB-/B1             Globo Communication Partners, 10.625%, 12/5/08 (144A)                   $ 33,500
                                                                                                         --------
                                 DISTRIBUTORS (FOOD & HEALTH) - 1.8%
   30,000     B-/B3              Fisher Scientific International Inc., 9.0%, 2/1/08                      $ 30,750
  105,000     B/B3               Wesco Distribution Inc., 9.125%, 6/1/08                                   97,650
                                                                                                         --------
                                                                                                         $128,400
                                                                                                         --------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL     S&P/MOODY'S
   AMOUNT     RATINGS
   USD($)     (UNAUDITED)                                                                                   VALUE
                                 ENTERTAINMENT - 0.3%
   25,000     B/B3               Premier Parks, Inc., 9.75%, 6/15/07                                     $ 25,375
                                                                                                         --------
                                 TOTAL CONSUMER STAPLES                                                  $236,525
                                                                                                         --------
                                 ENERGY - 4.5%
                                 OIL & GAS (DRILLING & EQUIPMENT) - 2.8%
   85,000     BB/Ba3             Grant Prideco, Inc., 9.625%, 12/1/07                                    $ 84,363
   65,000     B+/B1              Parker Drilling Co., 9.75%, 11/15/06                                      64,675
   60,000     A-/Baa2            Transocean Offshore, 6.625%, 4/15/11                                      58,875
                                                                                                         --------
                                                                                                         $207,913
                                                                                                         --------
                                 OIL & GAS (PRODUCTION/EXPLORATION) - 1.7%
   90,000     BB/Ba3             EOTT Energy Partners L.P., 11.0%, 10/1/09                               $ 89,100
   35,000     B+/B2              Nuevo Energy Co., 9.5%, 6/1/08                                            32,638
                                                                                                         --------
                                                                                                         $121,738
                                                                                                         --------
                                 TOTAL ENERGY                                                            $329,651
                                                                                                         --------
                                 FINANCIALS - 7.3%
                                 BANKS (MAJOR REGIONAL) - 0.6%
   50,000     A-/NA              Bank of Ireland, 7.4%, 12/29/49                                         $ 46,851
                                                                                                         --------
                                 BANKS (MONEY CENTER) - 0.4%
   15,000     A/A1               Dresdner Funding Trust, 8.151%, 6/30/31 (144A)                          $ 15,994
   15,000     NR/A3              Skandinaviska Enskilda Bank, 8.125%, 9/6/49 (144A)                        15,769
                                                                                                         --------
                                                                                                         $ 31,763
                                                                                                         --------
                                 CONSUMER FINANCE - 3.2%
   35,000     BBB+/A2            Ford Motor Credit Co., 5.8%, 1/12/09                                    $ 31,850
   75,000     BBB+/A2            General Motors Acceptance Corp., 8.0%, 11/1/31                            76,312
  125,000     BBB+/Baa1          Qwest Capital Funding, 7.25%, 2/15/11                                    121,875
                                                                                                         --------
                                                                                                         $230,037
                                                                                                         --------
                                 FINANCIAL (DIVERSIFIED) - 1.3%
   96,000     BB-/Ba3            Forest City Enterprises, 8.5%, 3/15/08                                  $ 94,080
                                                                                                         --------
                                 REAL ESTATE - 1.8%
   90,000     B-/B3              BF Saul Real Estate Investment Trust, 9.75%, 4/1/08                     $ 87,300
   15,000     BBB-/BAA3          Colonial Realty, L.P. 7.0%, 7/14/07                                       15,000
   30,000     BBB/BAA3           Mack-Cali Realty, Corp., 7.25%, 3/15/09                                   30,113
                                                                                                         --------
                                                                                                         $132,413
                                                                                                         --------
                                 TOTAL FINANCIALS                                                        $535,144
                                                                                                         --------
                                 HEALTH CARE - 2.1%
                                 HEALTH CARE (HOSPITAL MANAGEMENT) - 0.5%
   35,000     BB+/BA2            Columbia/HCA Healthcare Corp., 7.25%, 5/20/08                           $ 35,744
                                                                                                         --------
                                 HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 1.6%
   40,000     BBB/Baa3           Beckman Instruments, Inc., 7.05%, 6/1/26                                $ 43,300
   65,000     B/B2               Bio-Rad Laboratories, Inc., 11.625%, 2/15/07                              71,988
                                                                                                         --------
                                                                                                         $115,288
                                                                                                         --------
                                 TOTAL HEALTH CARE                                                       $151,032
                                                                                                         --------
                                 TECHNOLOGY - 6.5%
                                 COMMUNICATIONS EQUIPMENT - 2.6%
  105,000     B+/Ba3             L-3 Communication Holdings Corp., 8.5%, 5/15/08                         $109,330
  100,000     BB-/Ba3            Lucent Technologies Inc., 5.5%, 11/15/08                                  77,000
                                                                                                         --------
                                                                                                         $186,330
                                                                                                         --------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL     S&P/MOODY'S
   AMOUNT     RATINGS
   USD($)     (UNAUDITED)                                                                                   VALUE
                                 COMPUTER (HARDWARE) - 0.5%
   35,000     BBB+/BAA1          Sun Microsystems Inc., 7.65%, 8/15/09                                 $   35,525
                                                                                                       ----------
                                 ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.1%
   80,000     BB-/Ba2            Ingram Micro Inc., 9.875%, 8/15/08                                    $   81,000
                                                                                                       ----------
                                 ELECTRONICS (SEMICONDUCTORS) - 1.2%
   65,000     B/B2               Fairchild Semiconductor, 10.375%, 10/1/07                             $   67,762
   20,000     B/B2               Fairchild Semiconductor, 10.5%, 2/1/09                                    21,250
                                                                                                       ----------
                                                                                                       $   89,012
                                                                                                       ----------
                                 PHOTOGRAPHY/IMAGING - 0.8%
  100,000     B/Ba3              Xerox Corp., 8.0%, 2/1/27                                             $   56,250
                                                                                                       ----------
                                 SERVICES (COMPUTER SYSTEMS) - 0.3%
   25,000     A/A2               Computer Sciences Corp., 7.5%, 8/8/05                                 $   26,813
                                                                                                       ----------
                                 TOTAL TECHNOLOGY                                                      $  474,930
                                                                                                       ----------
                                 TRANSPORTATION - 0.5%
                                 AIRLINES - 0.5%
   40,000     B+/Ba3             Northwest Airlines, Inc., 8.52%, 4/7/04                               $   34,900
                                                                                                       ----------
                                 TOTAL TRANSPORTATION                                                  $   34,900
                                                                                                       ----------
                                 UTILITIES - 3.0%
                                 ELECTRIC COMPANIES - 1.1%
   25,000     BBB-/Baa3          Great Lakes Power Inc., 8.3%, 3/1/05                                  $   25,812
   55,000     BBB/Baa2           NiSource Finance, 7.875%, 11/15/10                                        56,925
                                                                                                       ----------
                                                                                                       $   82,737
                                                                                                       ----------
                                 POWER PRODUCERS (INDEPENDENT) - 1.9%
   85,000     BB-/Ba3            AES China Generating Co. 10.125%, 12/15/06                            $   74,800
  110,000     BB+/Baa3           Calpine Corp., 8.75%, 10/15/07                                            60,405
                                                                                                       ----------
                                                                                                       $  135,205
                                                                                                       ----------
                                 TOTAL UTILITIES                                                       $  217,942
                                                                                                       ----------
                                 TOTAL CORPORATE BONDS
                                 (Cost $3,249,901)                                                     $3,268,995
                                                                                                       ----------
                                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 12.1%
   36,836                        Federal National Mortgage Association, 7.0%, 9/1/29                   $   37,596
    9,938                        Federal National Mortgage Association, 7.5%, 6/1/30                       10,267
   84,836                        Federal National Mortgage Association, 6.5%, 7/1/31 to 10/1/31            85,000
   30,003                        Federal National Mortgage Association, 6.0%, 12/1/31                      29,379
   69,304                        Government National Mortgage Association, 7.5%, 5/15/23                   71,404
   38,032                        Government National Mortgage Association, 6.50%, 1/15/30                  38,210
  117,396                        Government National Mortgage Association, 7.0%, 12/15/30 to 3/15/31      120,074
   25,000                        U.S Treasury Bond, 6.25%, 5/15/30                                         27,081
  165,000                        U.S. Treasury Notes, 5.75%, 8/15/10                                      173,210
  230,000                        U.S. Treasury Bond, 7.875%, 2/15/21                                      286,053
                                                                                                       ----------
                                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                                 (Cost $870,744)                                                       $  878,274
                                                                                                       ----------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL        S&P/MOODY'S
   AMOUNT        RATINGS
   USD($)        (UNAUDITED)                                                                                VALUE
                                 FOREIGN GOVERNMENT BONDS - 12.8%
AUD    60,000                    Austrailian Government, 6.5%, 5/15/13                                 $   31,606
AUD    58,000                    Austrailian Government, 7.5%, 9/15/09                                     32,590
EURO  369,000                    Government of France, 3.0%, 7/25/09                                      333,755
SEK   950,000                    Government of Sweden, 8.0%, 8/15/07                                      103,877
      120,000                    Republic of Brazil, 9.625%, 7/15/05                                      113,400
       50,000                    Republic of Brazil, 11.25%, 7/26/07                                       47,375
       75,000                    Republic of Columbia, 11.375%, 1/31/08                                    67,766
ZAR   310,000                    Republic of South Africa, 13.0%, 8/31/10                                  27,904
       25,000                    Republic of Trinidad & Tobago, 9.75%, 7/1/20 (144A)                       27,500
      100,000                    Russian Federation, 8.25%, 3/31/10                                        87,630
       50,000                    United Mexican States, 8.625%, 3/12/08                                    53,625
                                                                                                       ----------
                                 TOTAL FOREIGN GOVERNMENT BONDS
                                 (Cost $898,785)                                                       $  927,028
                                                                                                       ----------
                                 SUPRANATIONAL BONDS - 1.4%
                                 FINANCIALS - 1.4%
                                 BANKS (MAJOR REGIONAL) - 1.4%
      250,000                    International Finance Corp., 6.75%, 7/15/09                           $  101,846
                                                                                                       ----------
                                 TOTAL SUPRANATIONAL BONDS
                                 (Cost $109,421)                                                       $  101,846
                                                                                                       ----------
                                 MUNICIPAL BONDS - 0.7%
                                 GOVERNMENT SECURITY - 0.7%
       50,000                    Puerto Rico Public Finance Corp., 6%, 8/1/26                          $   54,063
                                                                                                       ----------
                                 TOTAL MUNICIPAL BONDS
                                 (Cost $53,204)                                                        $   54,063
                                                                                                       ----------
                                 RIGHTS/WARRANTS - 0.0%
                                 PAPER & FOREST PRODUCTS - 0.0%
           25                    Asia Pulp & Paper, 3/15/05 (144A)                                     $       --
                                                                                                       ----------
                                 TOTAL RIGHTS/WARRANTS
                                 (Cost $0)                                                                     --
                                                                                                       ----------
                                 TOTAL INVESTMENT IN SECURITIES - 100%
                                 (Cost $7,194,386)                                                     $7,261,185
                                                                                                       ==========

*     Non-income producing security.
144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from regisration. At December 31, 2001, the value of these securities amounted to $321,464 or 4.30% of total net assets.
DKK   Danish Kroner
EURO  Euro Dollar
ZAR   South Africa
SEK   Swedish Krone
AUD   Australian Dollar
Note: The Portfolio's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) and the Federal National Mortgage Association (FNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

   The accompanying notes are an integral part of these financial statements.

PIONEER SWISS FRANC BOND VCT PORTFOLIO

                  S&P/MOODY'S
  PRINCIPAL       RATINGS
     AMOUNT       (UNAUDITED)                                                                               VALUE
                                 CORPORATE BONDS - 73.5%
                                 CAPITAL GOODS - 1.6%
                                 ENGINEERING & CONSTRUCTION - 1.6%
CHF    600,000     NR/Aaa        Great Belt AS, 4.25%, 9/24/04                                         $  373,418
                                                                                                       ----------
                                 TOTAL CAPITAL GOODS                                                   $  373,418
                                                                                                       ----------
                                 COMMUNICATION SERVICES - 7.4%
                                 TELECOMMUNICATIONS (LONG DISTANCE) - 7.4%
     1,000,000     A+/Aa3        Telstra Corp., Ltd., 3.375%, 6/15/05                                  $  587,721
     2,000,000     NA/A1         France Telecom, 3.25%, 9/10/02                                         1,193,156
                                                                                                       ----------
                                                                                                       $1,780,877
                                                                                                       ----------
                                 TOTAL COMMUNICATION SERVICES                                          $1,780,877
                                                                                                       ----------
                                 CONSUMER CYCLICALS - 8.6%
                                 AUTOMOBILES - 8.6%
     1,400,000     NR/A1         BMW Finance NV, 5.00%, 04/21/13                                       $  856,127
     2,000,000     A+/A1         Daimlerchrysler AG, 3.125%, 09/25/02                                   1,204,964
                                                                                                       ----------
                                                                                                       $2,061,091
                                                                                                       ----------
                                 TOTAL CONSUMER CYCLICALS                                              $2,061,091
                                                                                                       ----------
                                 FINANCIALS - 39.3%
                                 BANKS (MAJOR REGIONAL) - 5.5%
     1,000,000     AAA/Aaa       Inter-American Development Bank, 6.25%, 12/3/02                       $  624,623
     1,200,000     AAA/Aaa       Frankfurt Hypo Centboden, 3.125%, 4/29/08                                702,735
                                                                                                       ----------
                                                                                                       $1,327,358
                                                                                                       ----------
                                 BANKS (MONEY CENTER) - 14.9%
     2,500,000     NA/A1         Citibank Credit Card Master Trust, 3.5%, 11/25/04                     $1,513,737
     1,400,000     AAA/Aa1       Deutsche Finance BV, 3.50%, 2/19/03                                      854,862
     2,000,000     NA/Aa3        AB Spintab, 3.25%, 1/24/02                                             1,205,567
                                                                                                       ----------
                                                                                                       $3,574,166
                                                                                                       ----------
                                 BANKS (REGIONAL) - 5.1%
     2,000,000     NR/Aa2        Bayerische Vereinsbank, 4.25%, 2/21/07                                $1,217,617
                                                                                                       ----------
                                 FINANCIAL (DIVERSIFIED) - 5.1%
     2,000,000     NA/Aa2        Bank Austria AG, 4.125%, 1/10/06                                      $1,231,474
                                                                                                       ----------
                                 INSURANCE (MULTI-LINE) - 2.5%
     1,000,000     AA+/Aa2       Nationwide Financial Services, 3.00%, 8/18/04                         $  598,566
                                                                                                       ----------
                                 INVESTMENT BANK/BROKERAGE - 1.7%
       700,000     AA-/AA3       Merrill Lynch & Co., 3.0%, 4/18/02                                    $  422,455
                                                                                                       ----------
                                 SAVINGS & LOAN COMPANIES - 4.5%
     1,800,000     AAA/Aaa       Caisse National d'Autoroutes, 3.375%, 2/27/08                         $1,074,166
                                                                                                       ----------
                                 TOTAL FINANCIALS                                                      $9,445,802
                                                                                                       ----------
                                 TRANSPORTATION - 6.0%
                                 RAILROADS - 6.0%
     1,500,000     AAA/Aa1       Societe Nationale des Chemins de Fer Francais, 5.25%, 2/24/05         $  957,495
       800,000     AAA/Aaa       Reseau Ferre de France, 3.25%, 9/12/08                                   473,551
                                                                                                       ----------
                                                                                                       $1,431,046
                                                                                                       ----------
                                 TOTAL TRANSPORTATION                                                  $1,431,046
                                                                                                       ----------

   The accompanying notes are an integral part of these financial statements.

                  S&P/MOODY'S
  PRINCIPAL       RATINGS
     AMOUNT       (UNAUDITED)                                                                               VALUE
                                 UTILITIES - 10.6%
                                 ELECTRIC COMPANIES - 10.6%
CHF  2,000,000     AA+/Aaa       Electricite de France, 6.625% 10/15/07                               $ 1,317,629
     2,000,000     AA+/Aa2       Transpower Finance Ltd., 4.25%, 6/10/04                                1,235,089
                                                                                                      -----------
                                                                                                      $ 2,552,718
                                                                                                      -----------
                                 TOTAL UTILITIES                                                      $ 2,552,718
                                                                                                      -----------
                                 TOTAL CORPORATE BONDS
                                 (Cost $19,684,176)                                                   $17,644,952
                                                                                                      -----------
                                 FOREIGN GOVERNMENT BONDS - 26.5%
       500,000     AA/Aa3        Republic of Italy, 3.625% 1/10/06                                    $   305,986
     1,340,000     NR/NR         Kingdom of Denmark, 0.0%, 2/17/02                                        805,550
     2,315,000     AA/Aa3        Republic of Italy, 0.0%, 12/11/05                                      1,231,561
     2,000,000     NR/NR         Montreal Urban Community, 5.25%, 6/9/03                                1,250,151
     1,000,000     AA-/Aa3       Province of Ontario, 7.375%, 1/27/03                                     627,726
     1,000,000     NR/NR         Oresundsfoerbindelsen, 4.375%, 12/1/03                                   622,063
     1,200,000     A+/A2         Quebec Province, 3.5%, 9/17/08                                           708,518
     1,300,000     N/R/N/R       Rhone-Alpes, 6.375%, 11/25/02                                            812,010
                                                                                                      -----------
                                                                                                      $ 6,363,565
                                                                                                      -----------
                                 FOREIGN GOVERNMENT BONDS
                                 (Cost $7,195,508)                                                    $ 6,363,565
                                                                                                      -----------
                                 TOTAL INVESTMENT IN SECURITIES
                                 (Cost $26,879,684)(a)                                                $24,008,517
                                                                                                      -----------

CHF   Swiss Franc

(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

      France                           24%
      United States                    16
      Canada                           11
      Germany                           8
      Denmark                           8
      Netherlands                       7
      Italy                             6
      Austria                           5
      New Zealand                       5
      Sweden                            5
      Switzerland                       3
      Australia                         2
                                      ---
                                      100%

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO

  PRINCIPAL
     AMOUNT                                                                                VALUE
               U.S GOVERNMENT AND AGENCY
               OBLIGATIONS - 95.8%
$   550,000    Federal Farm Credit Bank,
               6.5%, 9/29/06                                                        $   587,692
    100,000    Federal Farm Credit Bank,
               5.88%, 9/8/08                                                            102,768
    200,000    Federal Farm Credit Bank,
               Medium Term Note,
               6.38%, 11/27/06                                                          212,692
    850,000    Federal Home Loan Bank,
               5.875%, 11/15/07                                                         885,063
    300,000    Federal Home Loan Bank,
               5.89%, 6/30/08                                                           310,488
    250,000    Federal Home Loan Bank,
               5.50%, 10/30/08                                                          249,688
    140,000    Federal Home Loan Mortgage Corp.,
                6.7%, 1/5/07                                                            151,259
    213,129    Federal Home Loan Mortgage Corp.,
               6.0%, 11/1/18                                                            212,395
    500,050    Federal Home Loan Mortgage Corp.,
               7.5%, 8/1/31                                                             515,676
    892,803    Federal Home Loan Mortgage Corp.,
               7.0%, 9/1/27 to 9/1/31                                                   910,516
  1,525,398    Federal Home Loan Mortgage Corp.,
               6.5%, 3/1/29 to 10/1/31                                                1,529,963
     40,296    Federal Home Loan Mortgage Corp.,
               REMIC Series G031K, 6.5%, 10/25/14                                        40,561
    500,000    Federal Home Loan Mortgage Corp.,
               REMIC Series 2106K, 6.0%, 4/15/25                                        487,530
  2,702,971    Federal National Mortgage
               Association, 7.0%,
               6/1/16 to 6/1/31                                                       2,766,087
  1,769,152    Federal National Mortgage
               Association, 6.5%,
               11/1/28 to 10/1/31                                                     1,775,533
    200,020    Federal National Mortgage Association,
               6.0%, 12/1/31                                                            195,857
    250,000    Federal National Mortgage Association,
               6.5%, 30 Yr. TBA                                                         250,364
    300,000    Federal National Mortgage Association,
               Medium Term Note, 6.5%, 7/16/07                                          320,562
    500,000    Federal National Mortgage Association,
               REMIC Series 1998-47DA, 6.5%, 5/18/26                                    498,250
    675,000    Government National Mortgage Association,
               7.5%, 30 Yr. TBA                                                         697,570
    831,918    Government National Mortgage Association,
               7.5%, 10/15/22 to 11/15/29                                               863,571
  4,180,996    Government National Mortgage Association,
               7.0%, 12/15/25 to 5/15/31                                              4,278,527
  2,207,175    Government National Mortgage Assocation,
               6.5%, 3/15/26 to 10/15/31                                              2,218,711
$ 1,185,165    Government National Mortgage
               Association I, 7.0%,
               11/15/30 to 12/15/30                                                 $ 1,212,198
     18,337    Government National Mortgage
               Association II, 8.0%, 8/20/25                                             19,322
     75,158    Government National Mortgage
               Association II, 7.5%, 8/20/27                                             78,023
    847,693    Government National Mortgage
               Association II, 7.0%, 2/20/29                                            865,969
    984,799    Government National Mortgage
               Association II, 6.5%,
               12/20/28 to 8/20/31                                                      985,597
    489,554    Government National Mortgage
               Association, REMIC Series 1998-21VB,
               6.5%, 10/20/11                                                           499,394
     50,000    Private Export Funding, 7.3%,
               1/31/02                                                                   50,188
    950,000    Tennessee Valley Authority, 6.375%,
               6/15/05                                                                1,008,188
    300,000    Tennessee Valley Authority, 6.75%,
               6/1/28                                                                   309,960
  5,525,000    U.S. Treasury Bonds, 7.25%,
               5/15/16                                                                6,387,618
  1,000,000    U.S. Treasury Notes, 6.5%,
               2/15/10                                                                1,098,590
  3,500,000    U.S. Treasury Bond, 6.25%,
               8/15/23                                                                3,705,065
                                                                                    -----------
               TOTAL U.S. GOVERNMENT AND
               AGENCY OBLIGATIONS
               (Cost $36,221,739)                                                   $36,281,435
                                                                                    -----------
               TEMPORARY CASH INVESTMENT - 4.2%
               REPURCHASE AGREEMENT - 4.2%
  1,600,000    Credit Suisse First Boston Group, Inc., 1.70%
               dated 12/31/01, repurchase price of
               $1,600,000 plus accrued interest on
               1/2/02, collateralized by $1,632,403
               U.S. Treasury Bond 11.875%,
               11/15/03                                                             $ 1,600,000
                                                                                    -----------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $1,600,000)                                                    $ 1,600,000
                                                                                    -----------
               TOTAL INVESTMENTS IN SECURITIES
               AND TEMPORARY CASH
               INVESTMENT - 100.0%
               (Cost $37,821,739)                                                   $37,881,435
                                                                                    ===========

Note: The Portfolio's investments in mortgage-backed securities of the Government National Mortgage Association (GNMA) and the Federal National Mortgage Association (FNMA) are interests in separate pools of mortgages. All separate investments in the issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

TBA: (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus or minus 2.5%) principal amount and no definite maturity date period. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

   The accompanying notes are an integral part of these financial statements.

PIONEER MONEY MARKET VCT PORTFOLIO

PRINCIPAL        S&P/MOODY'S
   AMOUNT        RATINGS
   USD($)        (UNAUDITED)                                                                               VALUE
                                 CORPORATE BONDS - 40.6%
                                 CAPITAL GOODS - 2.1%
                                 ELECTRICAL EQUIPMENT - 2.1%
   1,000,000     AAA / Aaa       General Electric Capital Corp., 6.5%, 9/27/02                       $ 1,027,916
                                                                                                     -----------
                                 TOTAL CAPITAL GOODS                                                 $ 1,027,916
                                                                                                     -----------
                                 COMMUNICATION SERVICES - 6.2%
                                 TELECOMMUNICATIONS (LONG DISTANCE) - 1.0%
     500,000     AA- / Aa3       Southern Co., 6.5%, 2/15/02                                         $   502,710
                                                                                                     -----------
                                 TELEPHONE - 5.2%
     500,000     A+ / AA3        Bellsouth Telecommunications, 6.0%, 6/15/02                         $   507,575
   1,000,000     A+ / A2         Nynex Credit Co., 6.5%, 4/15/02 (144A)                                1,012,715
   1,000,000     A+ / A2         Nynex Credit Co., 6.25%, 6/13/02 (144A)                               1,018,053
                                                                                                     -----------
                                                                                                     $ 2,538,343
                                                                                                     -----------
                                 TOTAL COMMUNICATION SERVICES                                        $ 3,041,053
                                                                                                     -----------
                                 CONSUMER CYCLICALS - 2.0%
                                 RETAIL (GENERAL MERCHANDISE) - 2.0%
     950,000     AA / AA3        Wal-Mart Stores Inc., 6.875%, 8/1/02                                $   974,970
                                                                                                     -----------
                                 TOTAL CONSUMER CYCLICALS                                            $   974,970
                                                                                                     -----------
                                 FINANCIALS - 29.3%
                                 BANKS (MAJOR REGIONAL) - 8.2%
   1,000,000     A+ / A2         First Union Corp., 2.15%, 5/9/02                                    $ 1,000,382
     400,000     A+ / AA3        Nationsbank Corp. 2.15%, 8/23/02                                        400,765
   1,000,000     A+ / Aa2        Nationsbank Corp., 2.125%, 6/19/02                                    1,001,502
   1,200,000     AA+ / Aa2       SBC Jersey, 6.75%, 10/18/02                                           1,238,694
     400,000     A+ / AA3        Wells Fargo Financial Inc., 7.0%, 1/15/03                               418,156
                                                                                                     -----------
                                                                                                     $ 4,059,499
                                                                                                     -----------
                                 BANKS (MONEY CENTER) - 8.9%
     750,000     A+ / A2         Bank of America, 2.16%, 2/11/02                                     $   750,085
     500,000     A+ / A2         Bank One Corp., 2.10%, 8/12/02                                          500,722
   1,500,000     A+ / AA3        First Chicago Bank, 6.7%, 3/15/02                                     1,512,709
     902,000     A+ / A2         UBS Finance, 9.125%, 2/8/02                                             920,648
     690,000     A+ / AA3        Wells Fargo Co., 6.5%, 9/3/02                                           708,541
                                                                                                     -----------
                                                                                                     $ 4,392,705
                                                                                                     -----------
                                 CONSUMER FINANCE - 2.4%
     600,000     AA- / AA3       Commercial Credit Co., 6.375%, 9/15/02                              $   616,182
     545,000     A / A2          Household Finance Corp., 5.875%, 11/1/02                                560,976
                                                                                                     -----------
                                                                                                     $ 1,177,158
                                                                                                     -----------
                                 FINANCIAL (DIVERSIFIED) - 6.4%
   1,270,000     AA / Aa2        Abbey National Treasury Services Plc, 6.375%, 3/18/02               $ 1,280,143
     500,000     A+ / Aa3        American Express Credit Corp., 6.5%, 8/12/02                            511,613
     804,000     AAA / Aaa       Int Bk Recon & Development, 6.25%, 9/16/02                              826,978
     500,000     AAA / Aa1       USAA Capital Corp., 6.9%, 11/1/02                                       518,993
                                                                                                     -----------
                                                                                                     $ 3,137,727
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

PRINCIPAL       S&P/MOODY'S
   AMOUNT       RATINGS
   USD($)       (UNAUDITED)                                                                                VALUE
                                 INVESTMENT BANK/BROKERAGE - 3.4%
  1,000,000     AA- / AA1        Salomon Smith Barney Holdings, Inc., 2.51%, 4/26/02                 $ 1,000,993
    250,000     AA- / AA1        Salomon Smith Barney Holdings, Inc., 3.78%, 5/14/02                     250,246
    400,000     AA- / AA1        Salomon Smith Barney Holdings, Inc., 6.125%, 1/15/03                    414,558
                                                                                                     -----------
                                                                                                     $ 1,665,797
                                                                                                     -----------
                                 TOTAL FINANCIALS                                                    $14,432,886
                                                                                                     -----------
                                 TECHNOLOGY - 1.0%
                                 COMPUTER (HARDWARE) - 1.0%
    500,000     A+ / A1          IBM Credit Corp., 7.0%, 1/28/02                                     $   501,823
                                                                                                     -----------
                                 TOTAL TECHNOLOGY                                                    $   501,823
                                                                                                     -----------
                                 TOTAL CORPORATE BONDS
                                 (Cost $19,978,648)                                                  $19,978,648
                                                                                                     -----------
                                 U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.6%
                                 MISCELLANEOUS - 2.6%
  1,300,000                      Federal Home Loan Mortgage Corp., 2.36%, 1/3/02                     $ 1,299,829
                                                                                                     -----------
                                 TOTAL MISCELLANEOUS                                                 $ 1,299,829
                                                                                                     -----------
                                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                 (Cost $1,299,829)                                                   $ 1,299,829
                                                                                                     -----------
                                 COMMERCIAL PAPER - 56.8%
  1,500,000                      American Express Co., 2.45%, 1/25/02                                $ 1,497,550
  1,300,000                      American General Finance Corp., 2.07%, 1/24/02                        1,298,281
  1,500,000                      BellSouth Capital Funding Corp., 1.77%, 1/30/02                       1,497,861
  1,800,000                      The Coca Cola Co., 1.77%, 1/17/02                                     1,798,584
  1,000,000                      John Deere Ltd., 1.77%, 1/22/02                                         998,968
  1,000,000                      Duke Energy Corp., 1.93%, 1/7/02                                        999,678
  1,500,000                      Equitable Resources Inc., 1.77%, 1/29/02 (144A)                       1,497,935
  1,500,000                      Gannett Co., 1.85%, 1/8/02                                            1,499,460
  1,100,000                      Golden Peanut Co. LLC, 2.45%, 1/25/02                                 1,098,203
  1,000,000                      IBM Credit Corp., 1.76%, 1/11/02                                        999,511
  1,200,000                      J.P. Morgan Chase & Co., 1.79%, 1/24/02                               1,198,628
  1,200,000                      Minnesota Mining & Manufacturing Co., 1.75%, 1/28/02                  1,198,425
  1,500,000                      Monsanto Co., 2.29%, 6/24/02 (144A)                                   1,483,398
  1,500,000                      PACCAR Financial Corp., 2.09%, 1/31/02                                1,497,387
  1,500,000                      Prudential Funding LLC, 2.27%, 1/10/02                                1,499,148
  1,200,000                      SBC Communications Inc., 2.36%, 1/11/02 (144A)                        1,199,214
  1,500,000                      Texaco Inc., 1.8%, 1/9/02                                             1,499,400
  1,000,000                      USAA Capital Corp., 1.9%, 1/4/02                                        999,842
  1,500,000                      Virginia Electric & Power Co., 2.1%, 1/18/02                          1,498,648
                                                                                                     -----------
                                                                                                     $25,260,121
                                                                                                     -----------
                                 TOTAL COMMERCIAL PAPER
                                 (Cost $25,260,121)                                                  $25,260,121
                                                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

PIONEER MONEY MARKET VCT PORTFOLIO

PRINCIPAL
   AMOUNT
   USD($)                                                                                                    VALUE
                                 REPURCHASE AGREEMENT - 5.5%
  2,700,000                      Credit Suisse First Boston, Inc., 1.7%, dated 12/31/01, repurchase price of $2,700,000 plus accrued interest on 1/2/02, collateralized
                                 by $2,345,000 U.S. Treasury Bond 11.875%, 11/15/03                    $ 2,700,000
                                                                                                       -----------
                                 TOTAL REPURCHASE AGREEMENT
                                 (Cost $2,700,000)
                                 TOTAL INVESTMENTS IN SECURITIES
                                 (Cost $49,238,598)                                                    $49,238,598
                                                                                                       ===========

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from regisration. At December 31, 2001, the value of these securities amounted to $6,211,315 or 12.54% of total net assets.

   The accompanying notes are an integral part of these financial statements.

PIONEER EMERGING MARKETS VCT PORTFOLIO

FINANCIAL HIGHLIGHTS 12/31/01

                                                                          YEAR ENDED  YEAR ENDED   YEAR ENDED  10/30/98 TO
CLASS I                                                                    12/31/01    12/31/00     12/31/99     12/31/98
Net asset value, beginning of period                                        $12.10      $ 18.75      $10.49      $  10.00
                                                                            ------      -------      ------      --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                             $ 0.15      $ (0.12)     $(0.03)     $   0.00(b)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                       (1.02)       (6.20)       8.29          0.49
                                                                            ------      -------      ------      --------
     Net increase (decrease) from investment operations                     $(0.87)     $ (6.32)       8.26          0.49
Distributions to shareowners:
   Net realized gain                                                            --        (0.33)         --            --
                                                                            ------      -------      ------      --------
Net increase (decrease) in net asset value                                  $(0.87)     $ (6.65)     $ 8.26      $   0.49
                                                                            ------      -------      ------      --------
Net asset value, end of period                                              $11.23      $ 12.10      $18.75      $  10.49
                                                                            ======      =======      ======      ========
Total return*                                                                (7.19)%     (34.20)%     78.74%         4.90%
Ratio of net expenses to average net assets+                                  1.66%        1.79%       1.88%         1.75%**
Ratio of net investment income (loss) to average net assets+                  1.30%       (0.59)%     (0.74)%       (0.01)%**
Portfolio turnover rate                                                        175%         156%        144%           60%**
Net assets, end of period (in thousands)                                    $6,896      $ 9,446      $9,679      $    133
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                               3.83%        2.45%       6.56%       104.83%**
   Net investment income (loss)                                              (0.87)%      (1.25)%     (5.42)%     (103.09)%**
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                               1.66%        1.75%       1.75%         1.75%**
   Net investment income (loss)                                               1.30%       (0.55)%     (0.61)%       (0.01)%**

PIONEER GLOBAL FINANCIALS VCT PORTFOLIO(a)

                                                                                                                 5/1/01 TO
CLASS I                                                                                                           12/31/01
Net asset value, beginning of period                                                                              $ 10.00
                                                                                                                  -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                                                   $  0.03
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                                                              (0.10)
                                                                                                                  -------
     Net increase (decrease) from investment operations                                                           $ (0.07)
Distributions to shareowners:
   Net investment income                                                                                               --
                                                                                                                  -------
Net increase (decrease) in net asset value                                                                        $ (0.07)
                                                                                                                  -------
Net asset value, end of period                                                                                    $  9.93
                                                                                                                  =======
Total return*                                                                                                       (0.70)%
Ratio of net expenses to average net assets+                                                                         1.24%**
Ratio of net investment income (loss) to average net assets+                                                         0.84%**
Portfolio turnover rate                                                                                                40%**
Net assets, end of period (in thousands)                                                                          $   395
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
   Net expenses                                                                                                     40.08%**
   Net investment income (loss)                                                                                    (38.00)%**

(a) Shares of Pioneer Global Financials VCT Portfolio were first publicly offered on May 1, 2001.
(b)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO(a)

                                                                                                                        5/1/01 TO
CLASS I                                                                                                                 12/31/01
Net asset value, beginning of period                                                                                     $ 10.00
                                                                                                                         -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                                                          $ (0.02)
   Net realized and unrealized gain (loss) on investments and foreign currency transactions                                 0.17
                                                                                                                         -------
     Net increase (decrease) from investment operations                                                                  $  0.15
Distributions to shareowners:
   Net investment income                                                                                                      --
                                                                                                                         -------
Net increase (decrease) in net asset value                                                                               $  0.15
                                                                                                                         -------
Net asset value, end of period                                                                                           $ 10.15
                                                                                                                         =======
Total return*                                                                                                               1.50%
Ratio of net expenses to average net assets+                                                                                1.24%**
Ratio of net investment income (loss) to average net assets+                                                               (0.63)%**
Portfolio turnover rate                                                                                                      125**
Net assets, end of period (in thousands)                                                                                 $   743
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                                                            27.02%**
   Net investment income (loss)                                                                                           (26.41)%**

PIONEER GLOBAL TELECOMS VCT PORTFOLIO(a)

                                                                                                                      5/1/01 TO
CLASS I                                                                                                                12/31/01
Net asset value, beginning of period                                                                                 $     10.00
                                                                                                                     -----------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                                                      $     (0.01)
   Net realized and unrealized gain (loss) on investments and foreign currency transactions                                (3.01)
                                                                                                                     -----------
     Net increase (decrease) from investment operations                                                              $     (3.02)
Distributions to shareowners:
   Net investment income                                                                                                      --
                                                                                                                     -----------
Net increase (decrease) in net asset value                                                                           $     (3.02)
                                                                                                                     -----------
Net asset value, end of period                                                                                       $      6.98
                                                                                                                     ===========
Total return*                                                                                                             (30.20)%
Ratio of net expenses to average net assets+                                                                                1.25%**
Ratio of net investment income (loss) to average net assets+                                                               (0.39)%**
Portfolio turnover rate                                                                                                      122%**
Net assets, end of period (in thousands)                                                                             $   189,875
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
   Net expenses                                                                                                            69.95%**
   Net investment income (loss)                                                                                           (69.09)%**

(a) Shares of Pioneer Global Health Care and Pioneer Global Telecoms VCT Portfolios were first publicly offered on May 1, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE VCT PORTFOLIO

                                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    10/30/98 TO
CLASS I                                                                     12/31/01       12/31/00       12/31/99       12/31/98
Net asset value, beginning of period                                        $ 11.07        $ 13.61        $ 10.60        $ 10.00
                                                                            -------        -------        -------        -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                             $  0.01        $ (0.06)       $  0.05        $    --
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                            (2.51)         (2.45)          2.97           0.60
                                                                            -------        -------        -------        -------
     Net increase (decrease) from investment operations                     $ (2.50)       $ (2.51)       $  3.02        $  0.60
Distributions to shareowners:
   Net income                                                                 (0.15)         (0.02)            --             --
   Net realized gain                                                             --          (0.01)         (0.01)            --
                                                                            -------        -------        -------        -------
Net increase (decrease) in net asset value                                  $ (2.65)       $ (2.54)       $  3.01        $  0.60
                                                                            -------        -------        -------        -------
Net asset value, end of period                                              $  8.42        $ 11.07        $ 13.61        $ 10.60
                                                                            =======        =======        =======        =======
Total return*                                                                (22.66)%       (18.46)%        28.47%          6.00%
Ratio of net expenses to average net assets+                                   1.50%          1.48%          1.53%          1.50%**
Ratio of net investment income (loss) to average net assets+                   0.25%         (0.28)%         0.56%          0.00%**
Portfolio turnover rate                                                          73%            92%            60%             6%**
Net assets, end of period (in thousands)                                    $12,417        $18,474        $12,735        $ 1,620
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                1.99%          1.55%          2.58%         16.56%**
   Net investment income (loss)                                               (0.24)%        (0.35)%        (0.49)%       (15.06)%**
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                1.50%          1.48%          1.50%          1.50%**
   Net investment income (loss)                                                0.25%         (0.28)%         0.60%          0.00%**

PIONEER INTERNATIONAL VALUE VCT PORTFOLIO

                                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS I                                                                12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
Net asset value, beginning of year                                      $ 11.83      $ 15.38      $ 10.79      $ 12.23      $ 11.83
                                                                        -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                         $  0.02      $  0.01      $  0.07      $  0.09      $  0.06
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                    (2.83)       (3.45)        4.67        (0.45)        0.53
                                                                        -------      -------      -------      -------      -------
     Net increase (decrease) from investment operations                 $ (2.81)     $ (3.44)     $  4.74      $ (0.36)     $  0.59
Distributions to shareowners:
   Net investment income                                                  (0.02)       (0.11)       (0.15)       (0.19)       (0.03)
   Net realized gain                                                         --           --           --        (0.89)       (0.16)
                                                                        -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                              $ (2.83)     $ (3.55)     $  4.59      $ (1.44)     $  0.40
                                                                        -------      -------      -------      -------      -------
Net asset value, end of year                                            $  9.00      $ 11.83      $ 15.38      $ 10.79      $ 12.23
                                                                        =======      =======      =======      =======      =======
Total return*                                                            (23.74)%     (22.50)%      44.38%       (3.32)%       4.87%
Ratio of net expenses to average net assets+                               1.38%        1.25%        1.22%        1.44%        1.49%
Ratio of net investment income (loss) to average net assets+               0.21%        0.10%        0.01%        1.00%        0.78%
Portfolio turnover rate                                                      39%          55%          90%         113%         133%
Net assets, end of year (in thousands)                                  $32,083      $48,380      $69,192      $51,525      $49,412
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                            1.38%        1.25%        1.22%        1.47%        1.71%
   Net investment income (loss)                                            0.21%        0.10%        0.01%        0.97%        0.56%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                            1.38%        1.25%        1.22%        1.43%        1.48%
   Net investment income (loss)                                            0.21%        0.10%        0.01%        1.01%        0.79%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SCIENCE & TECHNOLOGY VCT PORTFOLIO

                                                                                   YEAR        5/1/00
                                                                                   ENDED         TO
CLASS I                                                                           12/31/01    12/31/00
Net asset value, beginning of period                                              $  7.48      $ 10.00
                                                                                  -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                   $ (0.06)     $ (0.04)
   Net realized and unrealized gain (loss) on investments                           (2.31)       (2.48)
                                                                                  -------      -------
     Net increase (decrease) from investment operations                           $ (2.37)     $ (2.52)
                                                                                  -------      -------
Net increase (decrease) in net asset value                                        $ (2.37)     $ (2.52)
                                                                                  -------      -------
Net asset value, end of period                                                    $  5.11      $  7.48
                                                                                  =======      =======
Total return*                                                                      (31.68)%     (25.20)%
Ratio of net expenses to average net assets+                                         1.25%        1.25%**
Ratio of net investment income (loss) to average net assets+                        (1.04)%      (0.84)%**
Portfolio turnover rate                                                                59%         932%**
Net assets, end of period (in thousands)                                          $ 5,984      $ 7,845
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                      2.11%        2.11%**
   Net investment income (loss)                                                     (1.90)%      (1.70)%**

PIONEER SMALL CAP VALUE VCT PORTFOLIO(a)

                                                                                               11/8/01
                                                                                                 TO
CLASS I                                                                                       12/31/01
Net asset value, beginning of period                                                           $ 10.00
                                                                                               -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                                $  0.01
   Net realized and unrealized gain (loss) on investments and foreign currency transactions       0.86
                                                                                               -------
     Net increase (decrease) from investment operations                                        $  0.87
                                                                                               -------
Net increase (decrease) in net asset value                                                     $  0.87
                                                                                               -------
Net asset value, end of period                                                                 $ 10.87
                                                                                               -------
Total return*                                                                                     8.70%
Ratio of net expenses to average net assets+                                                      1.21%**
Ratio of net investment income (loss) to average net assets+                                      0.86%**
Portfolio turnover rate                                                                              0%**
Net assets, end of period (in thousands)                                                       $   504
Ratios assuming no waiver of management fees and assumption of expenses by PIM:
   Net expenses                                                                                  77.48%**
   Net investment income (loss)                                                                 (75.41)%**

(a) Shares of Small Cap Value VCT Portfolio were first publicly offered on November 8, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER SMALL COMPANY VCT PORTFOLIO(a)

                                                                                                     1/19/01
                                                                                                        TO
CLASS I                                                                                              12/31/01
Net asset value, beginning of period                                                                  $10.00
                                                                                                      ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                                       $ 0.02
   Net realized and unrealized gain (loss) on investments and foreign currency transactions             0.95
                                                                                                      ------
     Net increase (decrease) from investment operations                                               $ 0.97
                                                                                                      ------
Net increase (decrease) in net asset value                                                            $ 0.97
                                                                                                      ------
Net asset value, end of period                                                                        $10.97
                                                                                                      ======
Total return*                                                                                           9.70%
Ratio of net expenses to average net assets+                                                            1.24%**
Ratio of net investment income (loss) to average net assets+                                            0.30%**
Portfolio turnover rate                                                                                   72%**
Net assets, end of period (in thousands)                                                              $2,375
Ratios assuming no waiver of management fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Net expenses                                                                                         7.49%**
   Net investment income (loss)                                                                        (5.95)%**

PIONEER MID CAP VALUE VCT PORTFOLIO

                                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS I                                                          12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
Net asset value, beginning of year                               $  17.79      $  16.26      $  14.49      $  16.15      $  13.05
                                                                 --------      --------      --------      --------      --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $   0.07      $   0.13      $   0.13      $   0.12      $   0.12
   Net realized and unrealized gain (loss) on investments            1.06          2.62          1.77         (0.65)         3.09
                                                                 --------      --------      --------      --------      --------
     Net increase (decrease) from investment operations          $   1.13      $   2.75      $   1.90      $  (0.53)     $   3.21
Distributions to shareowners:
   Net investment income                                            (0.10)        (0.13)        (0.13)        (0.10)           --
   Net realized gain                                                (1.47)        (1.09)           --         (1.03)        (0.11)
                                                                 --------      --------      --------      --------      --------
Net increase (decrease) in net asset value                       $  (0.44)     $   1.53      $   1.77      $  (1.66)     $   3.10
                                                                 --------      --------      --------      --------      --------
Net asset value, end of year                                     $  17.35      $  17.79      $  16.26      $  14.49      $  16.15
                                                                 ========      ========      ========      ========      ========
Total return*                                                        6.49%        18.00%        13.13%        (4.02)%       24.69%
Ratio of net expenses to average net assets+                         0.79%         0.77%         0.76%         0.74%         0.80%
Ratio of net investment income (loss) to average net assets+         0.45%         0.63%         0.77%         0.90%         1.02%
Portfolio turnover rate                                                95%           85%           91%           81%           50%
Net assets, end of year (in thousands)                           $128,340      $111,466      $120,526      $113,359      $105,476
Ratio assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.79%         0.77%         0.76%         0.74%         0.80%
   Net investment income (loss)                                      0.45%         0.63%         0.77%         0.90%         1.02%
Ratio assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.79%         0.77%         0.76%         0.74%         0.79%
   Net investment income (loss)                                      0.45%         0.63%         0.77%         0.90%         1.03%

(a) Shares of Pioneer Small Company VCT Portfolio were first publicly offered on January 19, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH SHARES VCT PORTFOLIO

                                                                  YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   10/31/97 TO
CLASS I                                                            12/31/01     12/31/00      12/31/99     12/31/98     12/31/97
Net asset value, beginning of period                                $ 18.39     $  21.92      $  20.34      $ 15.34       $15.00
                                                                    -------     --------      --------      -------       ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $  0.01     $  (0.03)     $  (0.02)     $  0.00(a)    $ 0.01
   Net realized and unrealized gain (loss) on investments             (3.45)       (1.91)         1.64         5.00         0.33
                                                                    -------     --------      --------      -------       ------
     Net increase (decrease) from investment operations             $ (3.44)    $  (1.94)     $   1.62      $  5.00       $ 0.34
Distributions to shareowners:
   Net investment income                                                 --           --         (0.01)        0.00(a)        --
   Net realized gain                                                     --        (1.59)        (0.03)          --           --
                                                                    -------     --------      --------      -------       ------
Net increase (decrease) in net asset value                          $ (3.44)    $  (3.53)     $   1.58      $  5.00       $ 0.34
                                                                    -------     --------      --------      -------       ------
Net asset value, end of period                                      $ 14.95     $  18.39      $  21.92      $ 20.34       $15.34
                                                                    =======     ========      ========      =======       ======
Total return*                                                        (18.71)%      (7.88)%        7.93%       32.60%        2.27%
Ratio of net expenses to average net assets+                           0.85%        0.73%         0.76%        0.88%        1.25%**
Ratio of net investment income (loss) to average net assets+           0.07%       (0.11)%       (0.08)%       0.08%        0.60%**
Portfolio turnover rate                                                 111%          95%           47%          28%          16%**
Net assets, end of period (in thousands)                            $72,456     $105,855      $162,730      $85,670       $4,646
Ratios assuming no waiver of management fees and assumption
   of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                        0.85%        0.73%         0.76%        0.92%        6.57%
   Net investment income (loss)                                        0.07%       (0.11)%       (0.08)%      (0.04)%      (4.72)%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                        0.85%        0.73%         0.76%        0.88%        1.25%**
   Net investment income (loss)                                        0.07%       (0.11)%       (0.08)%      (0.08)%       0.60%**

PIONEER REAL ESTATE GROWTH VCT PORTFOLIO

                                                                 YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS I                                                           12/31/01    12/31/00     12/31/99     12/31/98     12/31/97
Net asset value, beginning of year                                $ 14.42      $ 11.73      $ 13.07      $ 16.90      $ 14.46
                                                                  -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.68      $  0.71      $  0.66      $  0.60      $  0.47
   Net realized and unrealized gain (loss) on investments            0.40         2.67        (1.20)       (3.72)        2.54
                                                                  -------      -------      -------      -------      -------
     Net increase (decrease) from investment operations           $  1.08      $  3.38      $ (0.54)     $ (3.12)     $  3.01
Distributions to shareowners:
   Net investment income                                            (0.56)       (0.59)       (0.60)       (0.56)       (0.45)
   Net realized gain                                                   --           --        (0.12)       (0.15)       (0.12)
   Tax return of capital                                            (0.17)       (0.10)       (0.08)          --           --
                                                                  -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                        $  0.35      $  2.69      $ (1.34)     $ (3.83)     $  2.44
                                                                  -------      -------      -------      -------      -------
Net asset value, end of year                                      $ 14.77      $ 14.42      $ 11.73      $ 13.07      $ 16.90
                                                                  =======      =======      =======      =======      =======
Total return*                                                        7.80%       29.51%       (4.17)%     (18.74)%      21.16%
Ratio of net expenses to average net assets+                         1.16%        1.10%        1.15%        1.19%        1.25%
Ratio of net investment income (loss) to average net assets+         4.71%        5.02%        5.07%        4.06%        3.16%
Portfolio turnover rate                                                34%          31%          54%          18%          28%
Net assets, end of year (in thousands)                            $33,026      $32,982      $28,318      $35,579      $42,187
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      1.16%        1.10%        1.30%        1.20%        1.37%
   Net investment income (loss)                                      4.71%        5.02%        4.92%        4.05%        3.04%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      1.16%        1.10%        1.14%        1.19%        1.24%
   Net investment income (loss)                                      4.71%        5.02%        5.08%        4.06%        3.17%

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER FUND VCT PORTFOLIO

                                                                YEAR ENDED    YEAR ENDED     YEAR ENDED   YEAR ENDED  10/31/97 TO
CLASS I                                                           12/31/01      12/31/00      12/31/99     12/31/98     12/31/97
Net asset value, beginning of period                              $  22.67      $  22.70      $  19.76      $ 15.80      $15.00
                                                                  --------      --------      --------      -------      ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.17      $   0.18      $   0.16      $  0.15      $ 0.01
   Net realized and unrealized gain (loss) on investments            (2.57)         0.10          2.97         3.96        0.80
                                                                  --------      --------      --------      -------      ------
     Net increase (decrease) from investment operations           $  (2.40)     $   0.28      $   3.13      $  4.11      $ 0.81
Distributions to shareowners:
   Net investment income                                             (0.17)        (0.18)        (0.17)       (0.15)      (0.01)
   Net realized gain                                                 (1.02)        (0.13)        (0.02)          --          --
                                                                  --------      --------      --------      -------      ------
Net increase (decrease) in net asset value                        $  (3.59)     $  (0.03)     $   2.94      $  3.96      $ 0.80
                                                                  --------      --------      --------      -------      ------
Net asset value, end of period                                    $  19.08      $  22.67      $  22.70      $ 19.76      $15.80
                                                                  ========      ========      ========      =======      ======
Total return*                                                       (10.85)%        1.22%        15.91%       26.12%       5.43%
Ratio of net expenses to average net assets+                          0.74%         0.69%         0.70%        0.86%       1.25%**
Ratio of net investment income (loss) to average net assets+          0.83%         0.78%         0.82%        0.97%       1.07%**
Portfolio turnover rate                                                  7%           37%            8%           4%         --
Net assets, end of period (in thousands)                          $199,160      $222,107      $204,927      $89,860      $4,493
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                       0.74%         0.69%         0.70%        0.87%       5.30%**
   Net investment income (loss)                                       0.83%         0.78%         0.82%        0.96%      (2.98)%**
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                       0.74%         0.69%         0.70%        0.86%       1.25%**
   Net investment income (loss)                                       0.83%         0.78%         0.82%        0.97%       1.07%**

PIONEER EQUITY INCOME VCT PORTFOLIO

                                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
CLASS I                                                           12/31/01      12/31/00      12/31/99      12/31/98      12/31/97
Net asset value, beginning of year                                $  21.28      $  20.72      $  21.44      $  18.14      $  13.73
                                                                  --------      --------      --------      --------      --------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $   0.40      $   0.51      $   0.42      $   0.39      $   0.35
   Net realized and unrealized gain (loss) on investments            (1.86)         2.28         (0.15)         3.52          4.44
                                                                  --------      --------      --------      --------      --------
     Net increase (decrease) from investment operations           $  (1.46)     $   2.79      $   0.27      $   3.91      $   4.79
Distributions to shareowners:
   Net investment income                                             (0.36)        (0.49)        (0.41)        (0.39)        (0.37)
   Net realized gain                                                 (1.06)        (1.74)        (0.58)        (0.22)        (0.01)
                                                                  --------      --------      --------      --------      --------
   Net increase (decrease) in net asset value                     $  (2.88)     $   0.56      $  (0.72)     $   3.30      $   4.41
                                                                  --------      --------      --------      --------      --------
Net asset value, end of year                                      $  18.40      $  21.28      $  20.72      $  21.44      $  18.14
                                                                  ========      ========      ========      ========      ========
Total return*                                                        (6.97)%       14.85%         1.21%        21.80%        35.23%
Ratio of net expenses to average net assets+                          0.75%         0.71%         0.70%         0.71%         0.77%
Ratio of net investment income (loss) to average net assets+          2.07%         2.40%         1.97%         2.04%         2.31%
Portfolio turnover rate                                                 13%           13%           23%           19%           15%
Net assets, end of year (in thousands)                            $164,019      $181,920      $226,379      $203,976      $124,213
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                       0.75%         0.71%         0.70%         0.71%         0.77%
   Net investment income (loss)                                       2.07%         2.40%         1.97%         2.04%         2.31%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                       0.75%         0.71%         0.70%         0.71%         0.77%
   Net investment income (loss)                                       2.07%         2.40%         1.97%         2.04%         2.31%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED VCT PORTFOLIO

                                                                 YEAR ENDED   YEAR ENDED  YEAR ENDED    YEAR ENDED     YEAR ENDED
CLASS I                                                           12/31/01     12/31/00    12/31/99      12/31/98       12/31/97
Net asset value, beginning of year                                $ 14.60      $ 14.31      $ 14.47      $ 14.99        $ 13.19
                                                                  -------      -------      -------      -------        -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.34      $  0.48      $  0.51      $  0.42        $  0.36
   Net realized and unrealized gain (loss) on investments           (0.67)        0.29        (0.16)        0.00(a)        1.94
                                                                  -------      -------      -------      -------        -------
     Net increase (decrease) from investment operations           $ (0.33)     $  0.77      $  0.35      $  0.42        $  2.30
Distributions to shareowners:
   Net investment income                                            (0.36)       (0.48)       (0.51)       (0.42)         (0.36)
   Net realized gain                                                   --           --           --        (0.52)         (0.14)
                                                                  -------      -------      -------      -------        -------
Net increase (decrease) in net asset value                        $ (0.69)     $  0.29      $ (0.16)     $ (0.52)       $  1.80
                                                                  -------      -------      -------      -------        -------
Net asset value, end of year                                      $ 13.91      $ 14.60      $ 14.31      $ 14.47        $ 14.99
                                                                  =======      =======      =======      =======        =======
Total return*                                                       (2.26)%       5.45%        2.53%        2.64%         17.62%
Ratio of net expenses to average net assets+                         0.84%        0.82%        0.78%        0.80%          0.96%
Ratio of net investment income (loss) to average net assets+         2.42%        3.21%        3.58%        2.93%          2.63%
Portfolio turnover rate                                               136%          15%          59%         104%            63%
Net assets, end of year (in thousands)                            $56,890      $59,545      $72,669      $66,930        $44,008
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      0.84%        0.82%        0.78%        0.80%          0.96%
   Net investment income (loss)                                      2.42%        3.21%        3.58%        2.93%          2.63%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      0.84%        0.82%        0.77%        0.80%          0.95%
   Net investment income (loss)                                      2.42%        3.21%        3.59%        2.93%          2.64%

PIONEER HIGH YIELD VCT PORTFOLIO

                                                                                                                        5/1/00
                                                                                                         YEAR ENDED       TO
CLASS I                                                                                                   12/31/01     12/31/00
Net asset value, beginning of period                                                                       $  9.82      $10.00
                                                                                                           -------      ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                                            $  0.95      $ 0.61
   Net realized and unrealized gain (loss) on investments                                                     0.62       (0.18)
                                                                                                           -------      ------
     Net increase (decrease) from investment operations                                                    $  1.57      $ 0.43
Distributions to shareowners:
   Net investment income                                                                                     (0.95)      (0.61)
   Net realized gain                                                                                         (0.11)         --
                                                                                                           -------      ------
Net increase (decrease) in net asset value                                                                 $  0.51      $(0.18)
                                                                                                           -------      ------
Net asset value, end of period                                                                             $ 10.33      $ 9.82
                                                                                                           =======      ======
Total return*                                                                                                16.60%       4.12%
Ratio of net expenses to average net assets+                                                                  1.15%       1.25%**
Ratio of net investment income (loss) to average net assets+                                                  9.15%       9.18%**
Portfolio turnover rate                                                                                         36%         33%**
Net assets, end of period (in thousands)                                                                   $32,331      $6,849
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                                               1.28%       2.35%**
   Net investment income (loss)                                                                               9.02%       8.08%**

(a)   Amount rounds to less than one cent per share
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER STRATEGIC INCOME VCT PORTFOLIO

                                                                                                                     7/29/99
                                                                                            YEAR ENDED  YEAR ENDED      TO
CLASS I                                                                                      12/31/00    12/31/00    12/31/99
Net asset value, beginning of period                                                          $ 9.43      $ 9.75      $10.00
                                                                                              ------      ------      ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                               $ 0.67      $ 0.73      $ 0.28
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                                             (0.04)      (0.32)      (0.21)
                                                                                              ------      ------      ------
     Net increase (decrease) from investment operations                                       $ 0.63      $ 0.41      $ 0.07
Distributions to shareowners:
   Net investment income                                                                       (0.67)      (0.73)      (0.28)
   Tax return of capital                                                                       (0.06)         --       (0.04)
                                                                                              ------      ------      ------
Net increase (decrease) in net asset value                                                    $(0.10)     $(0.32)     $(0.25)
                                                                                              ------      ------      ------
Net asset value, end of period                                                                $ 9.33      $ 9.43      $ 9.75
                                                                                              ======      ======      ======
Total return*                                                                                   6.90%       4.51%       0.70%
Ratio of net expenses to average net assets+                                                    1.25%       1.30%       1.54%**
Ratio of net investment income (loss) to average net assets+                                    7.16%       7.53%       6.46%**
Portfolio turnover rate                                                                           55%         54%         49%**
Net assets, end of period (in thousands)                                                      $7,479      $3,265      $1,244
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                                                 2.44%       2.97%       8.68%**
   Net investment income (loss)                                                                 5.97%       5.86%      (0.68)%**
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                                                 1.25%       1.25%       1.25%**
   Net investment income (loss)                                                                 7.16%       7.58%       6.75%**

PIONEER SWISS FRANC BOND VCT PORTFOLIO

                                                                 YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
CLASS I                                                           12/31/01    12/31/00     12/31/99     12/31/98      12/31/97
Net asset value, beginning of year                                $ 11.37      $ 11.35      $ 13.22      $ 12.50      $ 13.42
                                                                  -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.22      $  0.34      $  0.38      $  0.36      $  0.30
   Net realized and unrealized gain (loss) on investments and
     foreign currency transactions                                  (0.15)       (0.32)       (2.18)        0.82        (1.22)
                                                                  -------      -------      -------      -------      -------
     Net increase (decrease) from investment operations           $  0.07      $  0.02      $ (1.80)     $  1.18      $ (0.92)
Distributions to shareowners:
   Net investment income                                               --           --           --        (0.46)          --
   Tax return of capital                                               --           --        (0.07)          --           --
                                                                  -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                        $  0.07      $  0.02      $ (1.87)     $  0.72      $ (0.92)
                                                                  -------      -------      -------      -------      -------
Net asset value, end of year                                      $ 11.44      $ 11.37      $ 11.35      $ 13.22      $ 12.50
                                                                  =======      =======      =======      =======      =======
Total return*                                                        0.62%        0.18%      (13.59)%       9.48%       (6.92)%
Ratio of net expenses to average net assets+                         1.02%        0.92%        0.88%        0.91%        1.23%
Ratio of net investment income (loss) to average net assets+         2.39%        3.10%        3.33%        3.41%        3.22%
Portfolio turnover rate                                                25%           7%          12%          29%          17%
Net assets, end of year (in thousands)                            $26,274      $36,012      $43,668      $41,174      $22,088
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                      1.02%        0.92%        0.88%        0.91%        1.25%
   Net investment income (loss)                                      2.39%        3.10%        3.33%        3.41%        3.20%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                      1.02%        0.92%        0.87%        0.90%        1.22%
   Net investment income (loss)                                      2.39%        3.10%        3.34%        3.42%        3.23%

* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER AMERICA INCOME VCT PORTFOLIO

                                                                     YEAR ENDED    YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS I                                                               12/31/01      12/31/00    12/31/99     12/31/98     12/31/97
Net asset value, beginning of year                                     $  9.97      $  9.47      $ 10.29      $ 10.04      $  9.78
                                                                       -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                        $  0.52      $  0.58      $  0.56      $  0.55      $  0.54
   Net realized and unrealized gain (loss) on investments                 0.12         0.50        (0.81)        0.25         0.26
                                                                       -------      -------      -------      -------      -------
     Net increase (decrease) from investment operations                $  0.64      $  1.08      $ (0.25)     $  0.80      $  0.80
Distributions to shareowners:
   Net investment income                                                 (0.55)       (0.58)       (0.56)       (0.55)       (0.54)
   Net realized gain                                                        --           --        (0.01)          --           --
                                                                       -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                             $  0.09      $  0.50      $ (0.82)     $  0.25      $  0.26
                                                                       -------      -------      -------      -------      -------
Net asset value, end of year                                           $ 10.06      $  9.97      $  9.47      $ 10.29      $ 10.04
                                                                       =======      =======      =======      =======      =======
Total return*                                                             6.48%       11.76%       (2.52)%       8.15%        8.44%
Ratio of net expenses to average net assets+                              0.83%        0.84%        0.81%        0.94%        1.26%
Ratio of net investment income (loss) to average net assets+              5.19%        6.00%        5.64%        5.35%        5.46%
Portfolio turnover rate                                                     71%          55%          41%          36%          11%
Net assets, end of year (in thousands)                                 $37,381      $25,791      $29,779      $28,822      $14,519
Ratios assuming no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
   Net expenses                                                           0.85%        0.84%        0.81%        0.94%        1.43%
   Net investment income (loss)                                           5.17%        6.00%        5.64%        5.35%        5.29%
Ratios assuming waiver of management fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                           0.82%        0.81%        0.79%        0.93%        1.23%
   Net investment income (loss)                                           5.20%        6.03%        5.66%        5.36%        5.49%

PIONEER MONEY MARKET VCT PORTFOLIO

                                                                       YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS I                                                                 12/31/01    12/31/00     12/31/99     12/31/98     12/31/97
Net asset value, beginning of year                                      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                                        -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
   Net investment income (loss)                                         $  0.03      $  0.06      $  0.04      $  0.05      $  0.05
                                                                        -------      -------      -------      -------      -------
Distributions to shareowners:
   Net investment income                                                  (0.03)       (0.06)       (0.04)       (0.05)       (0.05)
                                                                        -------      -------      -------      -------      -------
Net asset value, end of year                                            $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                                        =======      =======      =======      =======      =======
Total return*                                                              3.39%        5.71%        4.38%        4.68%        4.64%
Ratio of net expenses to average net assets+                               0.78%        0.76%        0.79%        0.92%        1.00%
Ratio of net investment income (loss) to average net assets+               3.16%        5.58%        4.34%        4.55%        4.55%
Net assets, end of year (in thousands)                                  $49,545      $36,979      $37,347      $21,497      $13,739
Ratios assuming no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Net expenses                                                            0.78%        0.76%        0.79%        0.97%        1.17%
   Net investment income (loss)                                            3.16%        5.58%        4.34%        4.50%        4.38%
Ratios assuming waiver of fees and assumption of
   expenses by PIM and reduction for fees paid indirectly:
   Net expenses                                                            0.78%        0.75%        0.78%        0.92%        0.99%
   Net investment income (loss)                                            3.16%        5.59%        4.35%        4.55%        4.56%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

     Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST

BALANCE SHEETS 12/31/01

                                                                            PIONEER            PIONEER              PIONEER
                                                                       EMERGING MARKETS    GLOBAL FINANCIALS    GLOBAL HEALTH CARE
                                                                         VCT PORTFOLIO       VCT PORTFOLIO        VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $13,313,663,
    $385,436, $674,102, $184,505, $13,148,876,
    $35,318,490, $8,328,801, $497,825 and
    $2,842,350, respectively)                                             $ 13,295,719           $ 392,828           $ 718,224
  Temporary cash investments (at amortized cost)                                    --                  --                  --
  Cash                                                                       1,209,317              48,066             105,755
  Cash held as collateral for futures contracts                                     --                  --                  --
  Foreign currencies, at value                                                 399,701                 941                  --
  Receivables -
    Investment securities sold                                                  13,692               2,248                  --
    Fund shares sold                                                            25,973                  --                  --
    Dividends, interest and foreign taxes withheld                              62,901                 612                 361
    Collateral for securities loaned, at fair value                            329,745                  --               9,880
    Variation margin                                                                --                  --                  --
    Forward foreign currency settlement contracts, net                              --                  93                  95
    Forward foreign currency portfolio hedge contracts, net                         --                  --                  --
    Due from Pioneer Investment Management, Inc.                                53,531               4,567              11,673
  Other                                                                         21,692               1,998               2,253
                                                                          ------------           ---------           ---------
       Total assets                                                       $ 15,412,271           $ 451,353           $ 848,241
                                                                          ------------           ---------           ---------
LIABILITIES:
  Payables -
    Investment securities purchased                                       $         --           $  36,614           $  72,458
    Fund shares repurchased                                                    225,384                  93                 113
    Dividends                                                                       --                  --                  --
    Upon return of securities loaned                                           329,745                  --               9,880
    Variation Margin                                                                --                  --                  --
    Forward foreign currency settlement contracts, net                              --                  --                  --
    Forward foreign currency portfolio hedge contracts, net                         --                  --                  --
  Due to bank                                                                       --                  --                  --
  Due to affiliates                                                              1,683                 140                 140
  Accrued expenses                                                              97,732              19,285              22,903
  Other                                                                             --                  --                  --
                                                                          ------------           ---------           ---------
       Total liabilities                                                  $    654,544           $  56,132           $ 105,494
                                                                          ------------           ---------           ---------
NET ASSETS:
  Paid-in capital                                                         $ 23,163,990           $ 388,495           $ 712,138
  Accumulated net investment income (loss)                                      98,043               1,158                 (95)
  Accumulated undistributed net realized gain (loss)                        (8,477,207)             (1,825)            (13,418)
  Net unrealized gain (loss) on:
    Investments                                                                (17,944)              7,392              44,122
    Futures contracts                                                               --                  --                  --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                         (9,155)                  1                  --
                                                                          ------------           ---------           ---------
       Total net assets                                                   $ 14,757,727           $ 395,221           $ 742,747
                                                                          ------------           ---------           ---------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                            $  6,896,280           $ 395,221           $ 742,747
    Shares outstanding                                                         614,033              39,805              73,206
                                                                          ============           =========           =========
    Net asset value per share                                             $      11.23           $    9.93           $   10.15
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                            $  7,861,447           $      --           $      --
    Shares outstanding                                                         702,755                  --                  --
                                                                          ============           =========           =========
    Net asset value per share                                             $      11.19           $      --           $      --

   The accompanying notes are an integral part of these financial statements.

                                                                   PIONEER         PIONEER             PIONEER
                                                               GLOBAL TELECOMS      EUROPE      INTERNATIONAL VALUE
                                                                VCT PORTFOLIO    VCT PORTFOLIO     VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $13,313,663,
    $385,436, $674,102, $184,505, $13,148,876,
    $35,318,490, $8,328,801, $497,825 and
    $2,842,350, respectively)                                      $ 184,476       $ 12,253,969       $ 31,538,512
  Temporary cash investments (at amortized cost)                          --                 --                 --
  Cash                                                                37,936            386,447            625,735
  Cash held as collateral for futures contracts                           --            155,000                 --
  Foreign currencies, at value                                            --              1,048                 --
  Receivables -
    Investment securities sold                                            --                 --                 --
    Fund shares sold                                                      --              4,845                 --
    Dividends, interest and foreign taxes withheld                       140             26,771             60,847
    Collateral for securities loaned, at fair value                    3,780                 --            851,200
    Variation margin                                                      --                 --                 --
    Forward foreign currency settlement contracts, net                    63                 --                 --
    Forward foreign currency portfolio hedge contracts, net               --                 --                 --
    Due from Pioneer Investment Management, Inc.                       9,056             29,683                 --
  Other                                                                2,054                503              2,220
                                                                   ---------       ------------       ------------
       Total assets                                                $ 237,505       $ 12,858,266       $ 33,078,514
                                                                   ---------       ------------       ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                $  24,218       $         --       $         --
    Fund shares repurchased                                               36              9,111             81,136
    Dividends                                                             --                 --                 --
    Upon return of securities loaned                                   3,780                 --            851,200
    Variation Margin                                                      --                 --                 --
    Forward foreign currency settlement contracts, net                    --                 --                 --
    Forward foreign currency portfolio hedge contracts, net               --                 --                 --
  Due to bank                                                             --                 --                 --
  Due to affiliates                                                      140                388             28,290
  Accrued expenses                                                    19,456             33,633             34,686
  Other                                                                   --                 --                 --
                                                                   ---------       ------------       ------------
       Total liabilities                                           $  47,630       $     43,132       $    995,312
                                                                   ---------       ------------       ------------
NET ASSETS:
  Paid-in capital                                                  $ 220,490       $ 19,629,834       $ 45,670,421
  Accumulated net investment income (loss)                               (64)           (10,358)            39,785
  Accumulated undistributed net realized gain (loss)                 (30,522)        (5,909,661)        (9,846,371)
  Net unrealized gain (loss) on:
    Investments                                                          (29)          (894,907)        (3,779,978)
    Futures contracts                                                     --                 --                 --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                   --                226               (655)
                                                                   ---------       ------------       ------------
       Total net assets                                            $ 189,875       $ 12,815,134       $ 32,083,202
                                                                   ---------       ------------       ------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                     $ 189,875       $ 12,416,657       $ 32,083,202
    Shares outstanding                                                27,222          1,474,834          3,564,120
                                                                   =========       ============       ============
    Net asset value per share                                      $    6.98       $       8.42       $       9.00
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                     $      --       $    398,477       $         --
    Shares outstanding                                                    --             48,038                 --
                                                                   =========       ============       ============
    Net asset value per share                                      $      --       $       8.29       $         --

                                                                        PIONEER             PIONEER          PIONEER
                                                                  SCIENCE & TECHNOLOGY   SMALL CAP VALUE  SMALL COMPANY
                                                                     VCT PORTFOLIO       VCT PORTFOLIO    VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $13,313,663,
    $385,436, $674,102, $184,505, $13,148,876,
    $35,318,490, $8,328,801, $497,825 and
    $2,842,350, respectively)                                         $  5,832,740          $514,862       $ 3,041,897
  Temporary cash investments (at amortized cost)                                --                --                --
  Cash                                                                     203,164           241,782           252,264
  Cash held as collateral for futures contracts                                 --                --                --
  Foreign currencies, at value                                                  --                --                --
  Receivables -
    Investment securities sold                                                  --                --                --
    Fund shares sold                                                         3,551            16,381            14,539
    Dividends, interest and foreign taxes withheld                              --               325             3,725
    Collateral for securities loaned, at fair value                        122,550                --           122,100
    Variation margin                                                            --                --                --
    Forward foreign currency settlement contracts, net                          --                --                --
    Forward foreign currency portfolio hedge contracts, net                     --                --                --
    Due from Pioneer Investment Management, Inc.                             8,772            22,018            18,052
  Other                                                                      2,080               689             2,019
                                                                      ------------          --------       -----------
       Total assets                                                   $  6,172,857          $796,057       $ 3,454,596
                                                                      ------------          --------       -----------
LIABILITIES:
  Payables -
    Investment securities purchased                                   $     41,981          $269,466       $        --
    Fund shares repurchased                                                     47                 5                43
    Dividends                                                                   --                --                --
    Upon return of securities loaned                                       122,550                --           122,100
    Variation Margin                                                            --                --                --
    Forward foreign currency settlement contracts, net                          --                --                --
    Forward foreign currency portfolio hedge contracts, net                     --                --                --
  Due to bank                                                                   --                --                --
  Due to affiliates                                                            102             5,671               681
  Accrued expenses                                                          23,750            16,701            18,802
  Other                                                                         --                --                --
                                                                      ------------          --------       -----------
       Total liabilities                                              $    188,430          $291,843       $   141,626
                                                                      ------------          --------       -----------
NET ASSETS:
  Paid-in capital                                                     $ 12,946,417          $486,926       $ 3,245,778
  Accumulated net investment income (loss)                                      --               233             3,516
  Accumulated undistributed net realized gain (loss)                    (4,465,929)               18          (135,871)
  Net unrealized gain (loss) on:
    Investments                                                         (2,496,061)           17,037           199,547
    Futures contracts                                                           --                --                --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                         --                --                --
                                                                      ------------          --------       -----------
       Total net assets                                               $  5,984,427          $504,214       $ 3,312,970
                                                                      ------------          --------       -----------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                        $  5,984,427          $504,214       $ 2,375,311
    Shares outstanding                                                   1,171,377            46,407           216,449
                                                                      ============          ========       ===========
    Net asset value per share                                         $       5.11          $  10.87       $     10.97
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                        $         --          $     --       $   937,659
    Shares outstanding                                                          --                --            85,634
                                                                      ============          ========       ===========
    Net asset value per share                                         $         --          $     --       $     10.95

   The accompanying notes are an integral part of these financial statements.

                                                                    PIONEER           PIONEER              PIONEER
                                                                 MID CAP VALUE     GROWTH SHARES      REAL ESTATE GROWTH
                                                                 VCT PORTFOLIO     VCT PORTFOLIO        VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $120,873,703,
    $78,567,411, $36,335,080, $208,507,325,
    $149,922,072, $50,524,413, $31,459,005,
    $7,194,386 and $26,879,684, respectively)                     $138,251,816       $ 71,467,579        $ 41,060,827
  Temporary cash investments (at amortized cost)                            --                 --                  --
  Cash                                                               7,997,418          2,738,630           4,338,756
  Cash held as collateral for futures contracts                             --             30,000                  --
  Foreign currencies, at value                                              --                 --                  --
  Receivables -
    Investment securities sold                                         222,422            387,919                  --
    Fund shares sold                                                   189,692             15,355              26,510
    Dividends, interest and foreign taxes withheld                      88,324             78,982             253,297
    Collateral for securities loaned, at fair value                  5,716,210            193,800             670,410
    Variation margin                                                        --                 --                  --
    Forward foreign currency settlement contracts, net                      --                 --                  --
    Forward foreign currency portfolio hedge contracts, net                 --                 --                  --
    Due from Pioneer Investment Management, Inc.                            --                 --                  --
  Other                                                                  4,198              9,467               2,199
                                                                  ------------       ------------        ------------
       Total assets                                               $152,470,080       $ 74,921,732        $ 46,351,999
                                                                  ------------       ------------        ------------
LIABILITIES:
  Payables -
    Investment securities purchased                               $  8,073,336       $  1,538,823        $    611,445
    Fund shares repurchased                                             22,749                373               6,173
    Dividends                                                               --                 --                  --
    Upon return for securities loaned                                5,716,210            193,800             670,410
    Variation margin                                                        --                 --                  --
    Forward foreign currency settlement contracts, net                      --                 --                  --
    Forward foreign currency portfolio hedge contracts, net                 --                 --                  --
  Due to bank                                                               --                 --                  --
  Due to affiliates                                                     77,808             46,135              33,209
  Accrued expenses                                                      45,471             28,023              33,049
  Other                                                                     --                 --                  --
                                                                  ------------       ------------        ------------
       Total liabilities                                          $ 13,935,574       $  1,807,154        $  1,354,286
                                                                  ------------       ------------        ------------
NET ASSETS:
  Paid-in capital                                                 $117,329,044       $ 96,372,636        $ 44,801,946
  Accumulated net investment income (loss)                             540,368             55,350             103,629
  Accumulated undistributed net realized gain (loss)                 3,286,981        (16,213,576)         (4,633,609)
  Net unrealized gain (loss) on:
    Investments                                                     17,378,113         (7,099,832)          4,725,747
    Futures contracts                                                       --                 --                  --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                     --                 --                  --
                                                                  ------------       ------------        ------------
       Total net assets                                           $138,534,506       $ 73,114,578        $ 44,997,713
                                                                  ------------       ------------        ------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                    $128,339,878       $ 72,456,364        $ 33,025,589
    Shares outstanding                                               7,398,604          4,848,202           2,236,164
                                                                  ============       ============        ============
    Net asset value per share                                     $      17.35       $      14.95        $      14.77
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                    $ 10,194,628       $    658,214        $ 11,972,124
    Shares outstanding                                                 589,966             44,061             811,666
                                                                  ============       ============        ============
    Net asset value per share                                     $      17.28       $      14.94        $      14.75

   The accompanying notes are an integral part of these financial statements.

                                                                        PIONEER              PIONEER             PIONEER
                                                                         FUND             EQUITY INCOME          BALANCED
                                                                     VCT PORTFOLIO        VCT PORTFOLIO       VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $120,873,703,
    $78,567,411, $36,335,080, $208,507,325,
    $149,922,072, $50,524,413, $31,459,005,
    $7,194,386 and $26,879,684, respectively)                        $ 208,629,709        $ 178,603,769        $ 50,957,366
  Temporary cash investments (at amortized cost)                                --                   --           5,183,783
  Cash                                                                   7,285,540            6,982,342                  --
  Cash held as collateral for futures contracts                                 --                   --                  --
  Foreign currencies, at value                                                  --                   --                  --
  Receivables -
    Investment securities sold                                                  --              311,861             600,007
    Fund shares sold                                                       196,309              472,629                  46
    Dividends, interest and foreign taxes withheld                         174,779              237,797             182,758
    Collateral for securities loaned, at fair value                      1,376,000              736,000                  --
    Variation margin                                                            --                   --              37,891
    Forward foreign currency settlement contracts, net                          --                   --                  --
    Forward foreign currency portfolio hedge contracts, net                     --                   --                  --
    Due from Pioneer Investment Management, Inc.                                --                   --                  --
  Other                                                                      5,685               10,761               2,090
                                                                     -------------        -------------        ------------
       Total assets                                                  $ 217,668,022        $ 187,355,159        $ 56,963,941
                                                                     -------------        -------------        ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                  $   4,300,518        $   4,456,921        $         --
    Fund shares repurchased                                                  1,318               50,403               5,811
    Dividends                                                                   --                   --                  --
    Upon return for securities loaned                                    1,376,000              736,000                  --
    Variation margin                                                            --                   --                  --
    Forward foreign currency settlement contracts, net                          --                   --                  --
    Forward foreign currency portfolio hedge contracts, net                     --                   --                  --
  Due to bank                                                                   --                   --               8,219
  Due to affiliates                                                        121,605              102,423              32,701
  Accrued expenses                                                          34,632               42,559              27,480
  Other                                                                         --                   --                  --
                                                                     -------------        -------------        ------------
       Total liabilities                                             $   5,834,073        $   5,388,306        $     74,211
                                                                     -------------        -------------        ------------
NET ASSETS:
  Paid-in capital                                                    $ 218,738,114        $ 158,938,857        $ 57,589,679
  Accumulated net investment income (loss)                                      --              638,155              12,227
  Accumulated undistributed net realized gain (loss)                    (7,026,549)          (6,291,856)         (1,126,948)
  Net unrealized gain (loss) on:
    Investments                                                            122,384           28,681,697             432,953
    Futures contracts                                                           --                   --             (18,181)
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                         --                   --                  --
                                                                     -------------        -------------        ------------
       Total net assets                                              $ 211,833,949        $ 181,966,853        $ 56,889,730
                                                                     -------------        -------------        ------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                       $ 199,160,070        $ 164,019,037        $ 56,889,730
    Shares outstanding                                                  10,439,723            8,915,651           4,089,496
                                                                     =============        =============        ============
    Net asset value per share                                        $       19.08        $       18.40        $      13.91
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                       $  12,673,879        $  17,947,816        $         --
    Shares outstanding                                                     665,379              970,924                  --
                                                                     =============        =============        ============
    Net asset value per share                                        $       19.05        $       18.49        $         --

                                                                         PIONEER           PIONEER             PIONEER
                                                                       HIGH YIELD      STRATEGIC INCOME    SWISS FRANC BOND
                                                                      VCT PORTFOLIO      VCT PORTFOLIO      VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $120,873,703,
    $78,567,411, $36,335,080, $208,507,325,
    $149,922,072, $50,524,413, $31,459,005,
    $7,194,386 and $26,879,684, respectively)                          $ 31,793,481        $ 7,261,185        $ 24,008,517
  Temporary cash investments (at amortized cost)                                 --                 --                  --
  Cash                                                                      361,556             15,818                  --
  Cash held as collateral for futures contracts                                  --                 --                  --
  Foreign currencies, at value                                                   --             45,785           1,910,744
  Receivables -
    Investment securities sold                                                   --             67,852                  --
    Fund shares sold                                                        106,306             32,311                  --
    Dividends, interest and foreign taxes withheld                          546,643            154,138             477,247
    Collateral for securities loaned, at fair value                              --                 --                  --
    Variation margin                                                             --                 --                  --
    Forward foreign currency settlement contracts, net                           --                 --                  --
    Forward foreign currency portfolio hedge contracts, net                      --                 --                  --
    Due from Pioneer Investment Management, Inc.                                 --             15,260                  --
  Other                                                                       2,383              2,250               2,237
                                                                       ------------        -----------        ------------
       Total assets                                                    $ 32,810,369        $ 7,594,599        $ 26,398,745
                                                                       ------------        -----------        ------------
LIABILITIES:
  Payables -
    Investment securities purchased                                    $    418,250        $    92,904        $         --
    Fund shares repurchased                                                      42                  4               2,987
    Dividends                                                                   573              3,193                  --
    Upon return for securities loaned                                            --                 --                  --
    Variation margin                                                             --                 --                  --
    Forward foreign currency settlement contracts, net                           --                 --                  --
    Forward foreign currency portfolio hedge contracts, net                      --                 --                  --
  Due to bank                                                                    --                 --              90,465
  Due to affiliates                                                           8,378                157              10,385
  Accrued expenses                                                           23,636             19,216              20,928
  Other                                                                          --                 --                  --
                                                                       ------------        -----------        ------------
       Total liabilities                                               $    450,879        $   115,474        $    124,765
                                                                       ------------        -----------        ------------
NET ASSETS:
  Paid-in capital                                                      $ 32,391,920        $ 7,597,710        $ 31,157,555
  Accumulated net investment income (loss)                                    1,128             (6,377)           (700,043)
  Accumulated undistributed net realized gain (loss)                       (368,034)          (179,011)         (1,319,727)
  Net unrealized gain (loss) on:
    Investments                                                             334,476             66,799          (2,871,167)
    Futures contracts                                                            --                 --                  --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                          --                  4               7,362
                                                                       ------------        -----------        ------------
       Total net assets                                                $ 32,359,490        $ 7,479,125        $ 26,273,980
                                                                       ------------        -----------        ------------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                         $ 32,331,379        $ 7,479,125        $ 26,273,980
    Shares outstanding                                                    3,130,054            801,327           2,296,018
                                                                       ============        ===========        ============
    Net asset value per share                                          $      10.33        $      9.33        $      11.44
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                         $     28,111        $        --        $         --
    Shares outstanding                                                        2,720                 --                  --
                                                                       ============        ===========        ============
    Net asset value per share                                          $      10.33        $        --        $         --

   The accompanying notes are an integral part of these financial statements.

                                                                      PIONEER           PIONEER
                                                                  AMERICA INCOME      MONEY MARKET
                                                                   VCT PORTFOLIO      VCT PORTFOLIO
ASSETS:
  Investment in securities, at value (cost $36,221,739
    and $0, respectively)                                          $ 36,281,435        $        --
  Temporary cash investments (at amortized cost)                      1,600,000         49,238,598
  Cash                                                                   34,571            456,589
  Cash held as collateral for futures contracts                              --                 --
  Foreign currencies, at value                                               --                 --
  Receivables -
    Investment securities sold                                          512,736                 --
    Fund shares sold                                                    130,662                 --
    Dividends, interest and foreign taxes withheld                      311,800            382,993
    Collateral for securities loaned, at fair value                          --                 --
    Variation margin                                                         --                 --
    Forward foreign currency settlement contracts, net                       --                 --
    Forward foreign currency portfolio hedge contracts, net                  --                 --
    Due from Pioneer Investment Management, Inc.                             --                 --
  Other                                                                   2,385              2,273
                                                                   ------------        -----------
       Total assets                                                $ 38,873,589        $50,080,453
                                                                   ------------        -----------
LIABILITIES:
  Payables -
    Investment securities purchased                                $  1,461,448        $   425,893
    Fund shares repurchased                                                  55             68,537
    Dividends                                                                --                 --
    Upon return for securities loaned                                        --                 --
    Variation margin                                                         --                 --
    Forward foreign currency settlement hedge contracts, net                 --                 --
    Forward foreign currency portfolio hedge contracts, net                  --                 --
  Due to bank                                                                --                 --
  Due to affiliates                                                       8,730             22,216
  Accrued expenses                                                       22,391             18,992
  Other                                                                      --                 --
                                                                   ------------        -----------
       Total liabilities                                           $  1,492,624        $   535,638
                                                                   ------------        -----------
NET ASSETS:
  Paid-in capital                                                  $ 37,860,266        $49,507,075
  Accumulated net investment income (loss)                              (51,306)                --
  Accumulated undistributed net realized gain (loss)                   (487,691)            37,740
  Net unrealized gain (loss) on:
    Investments                                                          59,696                 --
    Futures contracts                                                        --                 --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                      --                 --
                                                                   ------------        -----------
       Total net assets                                            $ 37,380,965        $49,544,815
                                                                   ------------        -----------
NET ASSET VALUE PER SHARE:
  CLASS I:
  (Unlimited number of shares authorized)
    Net assets                                                     $ 37,380,965        $49,544,815
    Shares outstanding                                                3,714,999         49,507,071
                                                                   ============        ===========
    Net asset value per share                                      $      10.06        $      1.00
  CLASS II:
  (Unlimited number of shares authorized)
    Net assets                                                               --                 --
    Shares outstanding                                                       --                 --
                                                                   ============        ===========
    Net asset value per share                                                --                 --

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS

                                                               PIONEER               PIONEER             PIONEER
                                                          EMERGING MARKETS      GLOBAL FINANCIALS   GLOBAL HEALTH CARE
                                                           VCT PORTFOLIO          VCT PORTFOLIO       VCT PORTFOLIO

                                                             YEAR ENDED             5/1/01 TO           5/1/01 TO
                                                              12/31/01              12/31/01            12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of
    $38,895, $57 and $24, respectively)                       $   397,008            $  2,833            $  1,064
  Interest (net of foreign taxes withheld of
    $0, $0 and $0, respectively)                                   43,393                 232                 305
  Income on securities loaned, net                                     35                  --                  --
  Other                                                                --                  --                  --
                                                              -----------            --------            --------
       Total investment income                                $   440,436            $  3,065            $  1,369
                                                              -----------            --------            --------

EXPENSES:
  Management fees                                             $   171,701            $  1,095            $  1,681
  Transfer agent fees                                               2,916               1,015               1,015
  Distribution fees (Class II)                                     17,725                  --                  --
  Administrative fees                                              35,918              22,500              22,500
  Custodian fees                                                  298,675              13,156              10,036
  Professional fees                                                28,819              14,466              18,603
  Printing                                                         24,428               1,784               2,146
  Fees and expenses of nonaffiliated trustees                       7,111               2,798               2,846
  Miscellaneous                                                     5,683               2,053               2,053
                                                              -----------            --------            --------
      Total expenses                                          $   592,976            $ 58,867            $ 60,880
      Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                    (328,370)            (57,042)            (58,078)
      Less fees paid indirectly                                        --                  --                  --
                                                              -----------            --------            --------
      Net expenses                                            $   264,606            $  1,825            $  2,802
                                                              -----------            --------            --------
         Net investment income (loss)                         $   175,830            $  1,240            $ (1,433)
                                                              -----------            --------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                               $(4,513,229)           $ (1,914)           $(13,418)
    Futures contracts                                                  --                  --                  --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies           (66,742)                  7                  (5)
                                                              -----------            --------            --------
                                                              $(4,579,971)           $ (1,907)           $(13,423)
                                                              -----------            --------            --------
  Change in net unrealized gain (loss) from:
    Investments                                               $ 3,197,558            $  7,392            $ 44,122
    Futures contracts                                                  --                  --                  --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies           (18,466)                  1                  --
                                                              -----------            --------            --------
                                                              $ 3,179,092            $  7,393            $ 44,122
                                                              -----------            --------            --------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                         $(1,400,879)           $  5,486            $ 30,699
                                                              ===========            ========            ========
  Net increase (decrease) in net assets resulting
    from operations                                           $(1,225,049)           $  6,726            $ 29,266
                                                              ===========            ========            ========

   The accompanying notes are an integral part of these financial statements.


                                                                     PIONEER           PIONEER           PIONEER
                                                                 GLOBAL TELECOMS       EUROPE      INTERNATIONAL VALUE
                                                                  VCT PORTFOLIO     VCT PORTFOLIO     VCT PORTFOLIO

                                                                    5/1/01 TO        YEAR ENDED        YEAR ENDED
                                                                    12/31/01          12/31/01          12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28, $30,894,
    $70,451, $118, $0, $28, $923, $496 and
    $3,386, respectively)                                         $       563        $   214,866        $    542,193
  Interest (net of foreign taxes withheld of $0, $0, $149,
    $0, $0, $0, $0, $0 and $0, respectively)                              140             45,201              63,697
  Income on securities loaned, net                                         --                 --               4,086
  Other                                                                    --                 --                  --
                                                                  -----------        -----------        ------------
       Total investment income                                    $       703        $   260,067        $    609,976
                                                                  -----------        -----------        ------------
EXPENSES:
  Management fees                                                 $       612        $   149,571        $    382,276
  Transfer agent fees                                                   1,015              3,044                 991
  Distribution fees (Class II)                                             --                256                  --
  Administrative fees                                                  22,500             37,498              37,574
  Custodian fees                                                       14,631             64,424              66,712
  Professional fees                                                    12,186             12,923              15,056
  Printing                                                              1,544             19,439              14,632
  Fees and expenses of nonaffiliated trustees                           2,758              7,104               7,131
  Miscellaneous                                                         2,054              5,793               4,420
                                                                  -----------        -----------        ------------
      Total expenses                                              $    57,300        $   300,052        $    528,792
      Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                         (56,279)           (74,487)                 --
      Less fees paid indirectly                                            --                (87)                 --
                                                                  -----------        -----------        ------------
      Net expenses                                                $     1,021        $   225,478        $    528,792
                                                                  -----------        -----------        ------------
         Net investment income (loss)                             $      (318)       $    34,589        $     81,184
                                                                  -----------        -----------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                   $   (30,522)       $(3,013,483)       $ (5,607,151)
    Futures contracts                                                      --             37,912                  --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                    (7)             2,030              (2,911)
                                                                  -----------        -----------        ------------
                                                                  $   (30,529)       $(2,973,541)       $ (5,610,062)
                                                                  -----------        -----------        ------------
  Change in net unrealized gain (loss) from:
    Investments                                                           (29)       $(1,005,292)       $ (4,835,494)
    Futures contracts                                                      --                 --                  --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                    --            (28,687)                667
                                                                  -----------        -----------        ------------
                                                                  $       (29)       $(1,033,979)       $ (4,834,827)
                                                                  -----------        -----------        ------------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                             $   (30,558)       $(4,007,520)       $(10,444,889)
                                                                  ===========        ===========        ============
  Net increase (decrease) in net assets resulting
    from operations                                               $   (30,876)       $(3,972,931)       $(10,363,705)
                                                                  ===========        ===========        ============

   The accompanying notes are an integral part of these financial statements.

                                                                         PIONEER
                                                                        SCIENCE &         PIONEER            PIONEER
                                                                       TECHNOLOGY     SMALL CAP VALUE     SMALL COMPANY
                                                                      VCT PORTFOLIO    VCT PORTFOLIO      VCT PORTFOLIO

                                                                       YEAR ENDED        11/8/01 TO        1/19/01 TO
                                                                        12/31/01          12/31/01          12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28, $30,894,
    $70,451, $118, $0, $28, $923, $496 and
    $3,386, respectively)                                             $     3,582        $     524        $    20,749
  Interest (net of foreign taxes withheld of $0, $0, $149,
    $0, $0, $0, $0, $0 and $0, respectively)                               10,075               81                619
  Income on securities loaned, net                                             --               --                109
  Other                                                                        --               --                 --
                                                                      -----------        ---------        -----------
       Total investment income                                        $    13,657        $     605        $    21,477
                                                                      -----------        ---------        -----------
EXPENSES:
  Management fees                                                     $    48,819        $     212        $    10,237
  Transfer agent fees                                                       1,478              212              1,959
  Distribution fees (Class II)                                                 --               --                472
  Administrative fees                                                      37,475            5,459             34,375
  Custodian fees                                                           13,323            3,344             19,082
  Professional fees                                                        16,440           10,398             16,954
  Printing                                                                  6,885            1,463              9,650
  Fees and expenses of nonaffiliated trustees                               7,036            1,496              5,741
  Miscellaneous                                                             5,724               --              3,080
                                                                      -----------        ---------        -----------
      Total expenses                                                  $   137,180        $  22,584        $   101,550
      Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                             (55,816)         (22,230)           (83,630)
      Less fees paid indirectly                                                --               --                 --
                                                                      -----------        ---------        -----------
      Net expenses                                                    $    81,364        $     354        $    17,920
                                                                      -----------        ---------        -----------
         Net investment income (loss)                                 $   (67,707)       $     251        $     3,557
                                                                      -----------        ---------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                       $(3,538,759)       $      --        $  (136,078)
    Futures contracts                                                          --               --                 --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                        --               --                 (9)
                                                                      -----------        ---------        -----------
                                                                      $(3,538,759)       $      --        $  (136,087)
                                                                      -----------        ---------        -----------
  Change in net unrealized gain (loss) from:
    Investments                                                       $   691,916        $  17,037        $   199,547
    Futures contracts                                                          --               --                 --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                        --               --                 --
                                                                      -----------        ---------        -----------
                                                                      $   691,916        $  17,037        $   199,547
                                                                      -----------        ---------        -----------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                                 $(2,846,843)       $  17,037        $    63,460
                                                                      ===========        =========        ===========
  Net increase (decrease) in net assets resulting
    from operations                                                   $(2,914,550)       $  17,288        $    67,017
                                                                      ===========        =========        ===========

                                                                              PIONEER            PIONEER            PIONEER
                                                                           MID CAP VALUE      GROWTH SHARES    REAL ESTATE GROWTH
                                                                           VCT PORTFOLIO      VCT PORTFOLIO      VCT PORTFOLIO

                                                                             YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                                              12/31/01           12/31/01           12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28, $30,894,
    $70,451, $118, $0, $28, $923, $496 and
    $3,386, respectively)                                                  $  1,314,841        $    604,719        $ 2,116,952
  Interest (net of foreign taxes withheld of $0, $0, $149,
    $0, $0, $0, $0, $0 and $0, respectively)                                    207,059             187,432            120,444
  Income on securities loaned, net                                                  926                  --                 76
  Other                                                                              --                  --                 --
                                                                           ------------        ------------        -----------
       Total investment income                                             $  1,522,826        $    792,151        $ 2,237,472
                                                                           ------------        ------------        -----------
EXPENSES:
  Management fees                                                          $    800,110        $    603,724        $   304,606
  Transfer agent fees                                                             3,112               3,019              2,892
  Distribution fees (Class II)                                                    9,142                 929             14,370
  Administrative fees                                                            37,475              39,711             37,475
  Custodian fees                                                                 63,324              52,185             43,190
  Professional fees                                                              16,721              15,435             15,948
  Printing                                                                       39,464               6,971             32,442
  Fees and expenses of nonaffiliated trustees                                     7,126               7,143              7,123
  Miscellaneous                                                                   5,976               7,684              5,425
                                                                           ------------        ------------        -----------
      Total expenses                                                       $    982,450        $    736,801        $   463,471
      Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                                        --                  --                 --
      Less fees paid indirectly                                                      --                  --                 --
                                                                           ------------        ------------        -----------
      Net expenses                                                         $    982,450        $    736,801        $   463,471
                                                                           ------------        ------------        -----------
         Net investment income (loss)                                      $    540,376        $     55,350        $ 1,774,001
                                                                           ------------        ------------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                            $  4,935,624        $(10,370,368)       $ 1,316,449
    Futures contracts                                                                --            (716,510)                --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                              --                  --                 --
                                                                           ------------        ------------        -----------
                                                                           $  4,935,624        $(11,086,878)       $ 1,316,449
                                                                           ------------        ------------        -----------
  Change in net unrealized gain (loss) from:
    Investments                                                            $  2,060,615        $ (8,230,465)       $  (214,377)
    Futures contracts                                                                --              41,028                 --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                              --                  --                 --
                                                                           ------------        ------------        -----------
                                                                           $  2,060,615        $ (8,189,437)       $  (214,377)
                                                                           ------------        ------------        -----------
  Net gain (loss) on investments, futures contracts
    and foreign currency transactions                                      $  6,996,239        $(19,276,315)       $ 1,102,072
                                                                           ============        ============        ===========
  Net increase (decrease) in net assets resulting
    from operations                                                        $  7,536,615        $(19,220,965)       $ 2,876,073
                                                                           ============        ============        ===========

   The accompanying notes are an integral part of these financial statements.

                                                                           PIONEER            PIONEER
                                                                             FUND          EQUITY-INCOME
                                                                        VCT PORTFOLIO      VCT PORTFOLIO

                                                                         YEAR ENDED          YEAR ENDED
                                                                          12/31/01            12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28,971, $0,
    $2,148, $0, $0, $0, $0 and $0, respectively)                        $  3,182,490        $  4,893,737
  Interest (net of foreign taxes withheld of $0, $0, $0,
    $0, $395, $439, $0 and $0, respectively)                                 123,407             186,165
  Income on securities loaned, net                                               215                 254
  Other                                                                           --                  --
                                                                        ------------        ------------
       Total investment income                                          $  3,306,112        $  5,080,156
                                                                        ------------        ------------
EXPENSES:
  Management fees                                                       $  1,376,478        $  1,170,155
  Transfer agent fees                                                          3,044               3,088
  Distribution fees (Class II)                                                14,946              33,535
  Administrative fees                                                         52,977              29,583
  Custodian fees                                                              57,319              68,491
  Professional fees                                                           15,391              17,235
  Printing                                                                    43,000              51,248
  Fees and expenses of nonaffiliated trustees                                  7,024               7,028
  Miscellaneous                                                                7,884               8,737
                                                                        ------------        ------------
      Total expenses                                                    $  1,578,063        $  1,389,100
      Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                                     --                  --
      Less fees paid indirectly                                                   --                  --
                                                                        ------------        ------------
      Net expenses                                                      $  1,578,063        $  1,389,100
                                                                        ------------        ------------
         Net investment income (loss)                                   $  1,728,049        $  3,691,056
                                                                        ------------        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                         $ (6,876,842)       $ (6,665,510)
    Futures contracts                                                             --                  --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                         (237)                 --
                                                                        ------------        ------------
                                                                        $ (6,877,079)       $ (6,665,510)
                                                                        ------------        ------------
  Change in net unrealized gain (loss) from:
    Investments                                                         $(20,287,635)       $(10,488,128)
    Futures contracts                                                             --                  --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                           --                  --
                                                                        ------------        ------------
                                                                        $(20,287,635)       $(10,488,128)
                                                                        ------------        ------------
  Net gain (loss) on investments, futures contracts and
    foreign currency transactions                                       $(27,164,714)       $(17,153,638)
                                                                        ============        ============
  Net increase (decrease) in net assets resulting from operations       $(25,436,665)       $(13,462,582)
                                                                        ============        ============

   The accompanying notes are an integral part of these financial statements.

                                                                             PIONEER           PIONEER            PIONEER
                                                                             BALANCED         HIGH YIELD      STRATEGIC INCOME
                                                                          VCT PORTFOLIO     VCT PORTFOLIO      VCT PORTFOLIO

                                                                            YEAR ENDED        YEAR ENDED         YEAR ENDED
                                                                             12/31/01          12/31/01           12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28,971, $0,
    $2,148, $0, $0, $0, $0 and $0, respectively)                           $   516,950        $    91,016        $        --
  Interest (net of foreign taxes withheld of $0, $0, $0,
    $0, $395, $439, $0 and $0, respectively)                                 1,369,819          1,731,701            495,819
  Income on securities loaned, net                                                  --                 --                 --
  Other                                                                             --                330                455
                                                                           -----------        -----------        -----------
       Total investment income                                             $ 1,886,769        $ 1,823,047        $   496,274
                                                                           -----------        -----------        -----------
EXPENSES:
  Management fees                                                          $   376,782        $   114,631        $    38,299
  Transfer agent fees                                                            1,358              1,448              1,522
  Distribution fees (Class II)                                                      --                 12                 --
  Administrative fees                                                           17,029             37,497             37,665
  Custodian fees                                                                49,486             35,077             22,286
  Professional fees                                                             15,351             17,553             16,541
  Printing                                                                      12,419              7,096             14,963
  Fees and expenses of nonaffiliated trustees                                    6,995              7,058              7,039
  Miscellaneous                                                                  5,603              5,961              5,754
                                                                           -----------        -----------        -----------
      Total expenses                                                       $   485,023        $   226,333        $   144,069
      Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                                       --            (23,585)           (70,418)
      Less fees paid indirectly                                                     --                 --                 --
                                                                           -----------        -----------        -----------
      Net expenses                                                         $   485,023        $   202,748        $    73,651
                                                                           -----------        -----------        -----------
         Net investment income (loss)                                      $ 1,401,746        $ 1,620,299        $   422,623
                                                                           -----------        -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                            $ 1,138,233        $  (368,034)       $  (160,550)
    Futures contracts                                                         (565,205)                --                 --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                             --                 --              2,124
                                                                           -----------        -----------        -----------
                                                                           $   573,028        $  (368,034)       $  (158,426)
                                                                           -----------        -----------        -----------
  Change in net unrealized gain (loss) from:
    Investments                                                            $(3,311,635)       $   834,812        $   103,603
    Futures contracts                                                          (18,181)                --                 --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                             --                 --               (932)
                                                                           -----------        -----------        -----------
                                                                           $(3,329,816)       $   834,812        $   102,671
                                                                           -----------        -----------        -----------
  Net gain (loss) on investments, futures contracts and
    foreign currency transactions                                          $(2,756,788)       $   466,778        $   (55,755)
                                                                           ===========        ===========        ===========
  Net increase (decrease) in net assets resulting from operations          $(1,355,042)       $ 2,087,077        $   366,868
                                                                           ===========        ===========        ===========

                                                                                PIONEER            PIONEER            PIONEER
                                                                          SWISS FRANC BOND      AMERICA INCOME      MONEY MARKET
                                                                            VCT PORTFOLIO       VCT PORTFOLIO      VCT PORTFOLIO

                                                                               YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                                                12/31/01           12/31/01           12/31/01
INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $28,971, $0,
    $2,148, $0, $0, $0, $0 and $0, respectively)                              $        --        $        --        $        --
  Interest (net of foreign taxes withheld of $0, $0, $0,
    $0, $395, $439, $0 and $0, respectively)                                    1,091,911          2,040,399          1,630,562
  Income on securities loaned, net                                                     --                 --                 --
  Other                                                                                --                 --                 --
                                                                              -----------        -----------        -----------
       Total investment income                                                $ 1,091,911        $ 2,040,399        $ 1,630,562
                                                                              -----------        -----------        -----------
EXPENSES:
  Management fees                                                             $   207,849        $   186,333        $   206,570
  Transfer agent fees                                                               1,494              1,285              1,500
  Distribution fees (Class II)                                                         --                 --                 --
  Administrative fees                                                              37,475             37,567             37,475
  Custodian fees                                                                   43,795             23,978             35,500
  Professional fees                                                                17,134             16,595             21,046
  Printing                                                                          6,427             12,599              5,450
  Fees and expenses of nonaffiliated trustees                                       6,891              7,101              7,226
  Miscellaneous                                                                     5,804              5,949              8,951
                                                                              -----------        -----------        -----------
      Total expenses                                                          $   326,869        $   291,407        $   323,718
      Less management fees waived and expenses assumed
       by Pioneer Investment Management, Inc.                                          --             (9,345)                --
      Less fees paid indirectly                                                        --             (6,160)            (1,282)
                                                                              -----------        -----------        -----------
      Net expenses                                                            $   326,869        $   275,902        $   322,436
                                                                              -----------        -----------        -----------
         Net investment income (loss)                                         $   765,042        $ 1,764,497        $ 1,308,126
                                                                              -----------        -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FUTURES CONTRACTS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
    Investments                                                               $(2,371,019)       $   406,385        $    40,142
    Futures contracts                                                                  --                 --                 --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                           181,686                 --                 --
                                                                              -----------        -----------        -----------
                                                                              $(2,189,333)       $   406,385        $    40,142
                                                                              -----------        -----------        -----------
  Change in net unrealized gain (loss) from:
    Investments                                                               $ 1,694,293        $  (239,969)       $        --
    Futures contracts                                                                  --                 --                 --
    Forward foreign currency contracts and other assets
      and liabilities denominated in foreign currencies                           (81,537)                --                 --
                                                                              -----------        -----------        -----------
                                                                              $ 1,612,756        $  (239,969)       $        --
                                                                              -----------        -----------        -----------
  Net gain (loss) on investments, futures contracts and
    foreign currency transactions                                             $  (576,577)       $   166,416        $    40,142
                                                                              ===========        ===========        ===========
  Net increase (decrease) in net assets resulting from operations             $   188,465        $ 1,930,913        $ 1,348,268
                                                                              ===========        ===========        ===========

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  PIONEER                    PIONEER              PIONEER
                                                             EMERGING MARKETS            GLOBAL FINANCALS   GLOBAL HEALTH CARE
                                                               VCT PORTFOLIO               VCT PORTFOLIO       VCT PORTFOLIO

                                                          YEAR               YEAR              5/1/01             5/1/01
                                                          ENDED              ENDED               TO                 TO
                                                        12/31/01           12/31/00           12/31/01           12/31/01
FROM OPERATIONS:
Net investment income (loss)                         $    175,830        $   (104,452)       $   1,240          $  (1,433)
Net realized gain (loss) on investments,
    futures, and foreign currency transactions         (4,579,971)         (4,050,335)          (1,907)           (13,423)
Change in net unrealized gain (loss)
    on investments, futures and
    foreign currency transactions                       3,179,092          (5,241,025)           7,393             44,122
                                                     ------------        ------------        ---------          ---------
      Net increase (decrease) in net assets
         resulting from operations                   $ (1,225,049)       $ (9,395,812)       $   6,726          $  29,266
                                                     ------------        ------------        ---------          ---------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                          $         --        $         --        $      --          $      --
    Class II                                                   --                  --               --                 --
Net realized gain
    Class I                                                    --            (380,527)              --                 --
    Class II                                                   --              (2,990)              --                 --
Tax return of capital
    Class I                                                    --                  --               --                 --
    Class II                                                   --                  --               --                 --
                                                     ------------        ------------        ---------          ---------
     Total distributions to shareowners              $         --        $   (383,517)       $      --          $      --
                                                     ------------        ------------        ---------          ---------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                     $ 11,680,929        $ 27,231,365        $ 318,614          $ 825,396
Reinvestment of distributions                                  --             383,516               --                 --
Cost of shares repurchased                            (10,962,545)        (12,249,884)         (30,119)          (211,915)
                                                     ------------        ------------        ---------          ---------
     Net increase (decrease) in net assets
       resulting from fund share transactions        $    718,384        $ 15,364,997        $ 288,495          $ 613,481
                                                     ------------        ------------        ---------          ---------
     Net increase (decrease) in net assets           $   (506,665)       $  5,585,668        $ 295,221          $ 642,747
                                                     ------------        ------------        ---------          ---------
NET ASSETS:
Beginning of period                                    15,264,392           9,678,724          100,000            100,000
                                                     ------------        ------------        ---------          ---------
End of period                                        $ 14,757,727        $ 15,264,392        $ 395,221          $ 742,747
                                                     ============        ============        =========          =========
Accumulated net investment income (loss),
    end of period                                    $     98,043        $     (4,126)       $   1,158          $     (95)
                                                     ============        ============        =========          =========

The accompanying notes are an integral part of these financial statements.

                                                            PIONEER                   PIONEER
                                                         GLOBAL TELECOMS               EUROPE
                                                          VCT PORTFOLIO             VCT PORTFOLIO

                                                             5/1/01            YEAR                YEAR
                                                               TO              ENDED               ENDED
                                                            12/31/01         12/31/01            12/31/00
FROM OPERATIONS:
Net investment income (loss)                               $    (318)       $     34,589        $    (62,040)
Net realized gain (loss) on investments,
    futures, and foreign currency transactions               (30,529)         (2,973,541)         (2,919,369)
Change in net unrealized gain (loss)
    on investments, futures and
    foreign currency transactions                                (29)         (1,033,979)         (2,701,253)
                                                           ---------        ------------        ------------
    Net increase (decrease) in net assets
      resulting from operations                            $ (30,876)       $ (3,972,931)       $ (5,682,662)
                                                           ---------        ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                                $      --        $   (236,230)       $    (43,148)
    Class II                                                      --                (832)                 --
Net realized gain
    Class I                                                       --                  --             (18,572)
    Class II                                                      --                  --                  --
Tax return of capital
    Class I                                                       --                  --                  --
    Class II                                                      --                  --                  --
                                                           ---------        ------------        ------------
     Total distributions to shareowners                    $      --        $   (237,062)       $    (61,720)
                                                           ---------        ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 238,452        $ 38,742,267        $ 38,158,236
Reinvestment of distributions                                     --             237,062              61,720
Cost of shares repurchased                                  (117,701)        (40,428,006)        (26,736,458)
                                                           ---------        ------------        ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions              $ 120,751        $ (1,448,677)       $ 11,483,498
                                                           ---------        ------------        ------------
     Net increase (decrease) in net assets                 $  89,875        $ (5,658,670)       $  5,739,116
                                                           ---------        ------------        ------------
NET ASSETS:
Beginning of period                                          100,000          18,473,804          12,734,688
                                                           ---------        ------------        ------------
End of period                                              $ 189,875        $ 12,815,134        $ 18,473,804
                                                           =========        ============        ============
Accumulated net investment income (loss),
    end of period                                          $     (64)       $    (10,358)       $    (80,172)
                                                           =========        ============        ============

                                                                  PIONEER
                                                            INTERNATIONAL VALUE
                                                                VCT PORTFOLIO

                                                          YEAR                 YEAR
                                                          ENDED               ENDED
                                                         12/31/01            12/31/00
FROM OPERATIONS:
Net investment income (loss)                           $     81,184        $     67,097
Net realized gain (loss) on investments,
    futures, and foreign currency transactions           (5,610,062)          3,745,360
Change in net unrealized gain (loss)
    on investments, futures and
    foreign currency transactions                        (4,834,827)        (19,432,791)
                                                       ------------        ------------
    Net increase (decrease) in net assets
      resulting from operations                        $(10,363,705)       $(15,620,334)
                                                       ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                            $    (87,963)       $   (514,506)
    Class II                                                     --                  --
Net realized gain
    Class I                                                      --                  --
    Class II                                                     --                  --
Tax return of capital
    Class I                                                      --                  --
    Class II                                                     --                  --
                                                       ------------        ------------
     Total distributions to shareowners                $    (87,963)       $   (514,506)
                                                       ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                       $ 70,576,658        $ 54,943,848
Reinvestment of distributions                                87,961             514,506
Cost of shares repurchased                              (76,509,475)        (60,135,831)
                                                       ------------        ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions          $ (5,844,856)       $ (4,677,477)
                                                       ------------        ------------
     Net increase (decrease) in net assets             $(16,296,524)       $(20,812,317)
                                                       ------------        ------------
NET ASSETS:
Beginning of period                                      48,379,726          69,192,043
                                                       ------------        ------------
End of period                                          $ 32,083,202        $ 48,379,726
                                                       ============        ============
Accumulated net investment income (loss),
    end of period                                      $     39,785        $     49,475
                                                       ============        ============

The accompanying notes are an integral part of these financial statements.

                                                                PIONEER                      PIONEER           PIONEER
                                                          SCIENCE & TECHNOLOGY           SMALL CAP VALUE    SMALL COMPANY
                                                             VCT PORTFOLIO                VCT PORTFOLIO     VCT PORTFOLIO

                                                        YEAR               5/1/00            11/8/01           1/19/01
                                                        ENDED             THROUGH               TO                TO
                                                      12/31/01            12/31/00           12/31/01          12/31/01
FROM OPERATIONS:
Net investment income (loss)                         $   (67,707)       $    (39,967)       $     251        $     3,557
Net realized gain (loss) on investments,
    futures, and foreign currency transactions        (3,538,759)           (927,170)              --           (136,087)
Change in net unrealized gain (loss)
    on investments, futures and
    foreign currency transactions                        691,916          (3,187,977)          17,037            199,547
                                                     -----------        ------------        ---------        -----------
     Net increase (decrease) in net assets
       resulting from operations                     $(2,914,550)       $ (4,155,114)       $  17,288        $    67,017
                                                     -----------        ------------        ---------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                          $        --        $         --        $      --        $        --
    Class II                                                  --                  --               --                 --
Net realized gain
    Class I                                                   --                  --               --                 --
    Class II                                                  --                  --               --                 --
Tax return of capital
    Class I                                                   --                  --               --                 --
    Class II                                                  --                  --               --                 --
                                                     -----------        ------------        ---------        -----------
     Total distributions to shareowners              $        --        $         --        $      --        $        --
                                                     -----------        ------------        ---------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                     $ 3,150,210        $ 13,751,467        $ 387,019        $ 4,098,807
Reinvestment of distributions                                 --                  --               --                 --
Cost of shares repurchased                            (2,096,446)         (1,851,140)             (93)          (952,854)
                                                     -----------        ------------        ---------        -----------
     Net increase (decrease) in net assets
       resulting from fund share transactions        $ 1,053,764        $ 11,900,327        $ 386,926        $ 3,145,953
                                                     -----------        ------------        ---------        -----------
     Net increase (decrease) in net assets           $(1,860,786)       $  7,745,213        $ 404,214        $ 3,212,970
                                                     -----------        ------------        ---------        -----------
NET ASSETS:
Beginning of period                                    7,845,213             100,000          100,000            100,000
                                                     -----------        ------------        ---------        -----------
End of period                                        $ 5,984,427        $  7,845,213        $ 504,214        $ 3,312,970
                                                     ===========        ============        =========        ===========
Accumulated net investment income (loss),
    end of period                                    $        --        $         --        $     233        $     3,516
                                                     ===========        ============        =========        ===========

   The accompanying notes are an integral part of these financial statements.

                                                                     PIONEER                                     PIONEER
                                                                  MID-CAP VALUE                               GROWTH SHARES
                                                                   VCT PORTFOLIO                              VCT PORTFOLIO

                                                              YEAR                YEAR                 YEAR                YEAR
                                                              ENDED               ENDED                ENDED               ENDED
                                                             12/31/01            12/31/00             12/31/01            12/31/00
FROM OPERATIONS:
Net investment income (loss)                             $     540,376        $     712,184        $      55,350      $    (148,628)
Net realized gain (loss) on investments,
    futures, and foreign currency transactions               4,935,624            8,947,046          (11,086,878)        (5,104,185)
Change in net unrealized gain (loss)
    on investments, futures and
    foreign currency transactions                            2,060,615            8,855,890           (8,189,437)        (5,271,339)
                                                         -------------        -------------        -------------      -------------
     Net increase (decrease) in net assets
       resulting from operations                         $   7,536,615        $  18,515,120        $ (19,220,965)     $ (10,524,152)
                                                         -------------        -------------        -------------      -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                              $    (656,496)       $    (816,800)       $          --      $          --
    Class II                                                   (15,547)              (9,592)                  --                 --
Net realized gain
    Class I                                                 (9,641,505)          (7,092,615)                  --        (11,952,405)
    Class II                                                  (273,726)             (83,291)                  --             (7,803)
Tax return of capital
    Class I                                                         --                   --                   --                 --
    Class II                                                        --                   --                   --                 --
                                                         -------------        -------------        -------------      -------------
     Total distributions to shareowners                  $ (10,587,274)       $  (8,002,298)       $          --      $ (11,960,208)
                                                         -------------        -------------        -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  32,906,239        $  13,465,491        $   3,166,154      $  12,647,949
Reinvestment of distributions                               10,587,274            8,002,299                   --         11,960,208
Cost of shares repurchased                                 (15,317,950)         (39,097,233)         (16,888,804)       (58,795,936)
                                                         -------------        -------------        -------------      -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions            $  28,175,563        $ (17,629,443)       $ (13,722,650)     $ (34,187,779)
                                                         -------------        -------------        -------------      -------------
     Net increase (decrease) in net assets               $  25,124,904        $  (7,116,621)       $ (32,943,615)     $ (56,672,139)
                                                         -------------        -------------        -------------      -------------
NET ASSETS:
Beginning of period                                        113,409,602          120,526,223          106,058,193        162,730,332
                                                         -------------        -------------        -------------      -------------
End of period                                            $ 138,534,506        $ 113,409,602        $  73,114,578      $ 106,058,193
                                                         =============        =============        =============      =============
Accumulated net investment income (loss),
    end of period                                        $     540,368        $     712,379        $      55,350      $          --
                                                         =============        =============        =============      =============

                                                                            PIONEER
                                                                       REAL ESTATE GROWTH
                                                                          VCT PORTFOLIO

                                                                    YEAR                YEAR
                                                                    ENDED               ENDED
                                                                   12/31/01           12/31/00
FROM OPERATIONS:
Net investment income (loss)                                    $  1,774,001        $  1,535,138
Net realized gain (loss) on investments,
    futures, and foreign currency transactions                     1,316,449            (784,959)
Change in net unrealized gain (loss)
    on investments, futures and
    foreign currency transactions                                   (214,377)          7,027,190
                                                                ------------        ------------
     Net increase (decrease) in net assets
       resulting from operations                                $  2,876,073        $  7,777,369
                                                                ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                                     $ (1,273,930)       $ (1,334,179)
    Class II                                                        (192,618)            (23,440)
Net realized gain
    Class I                                                               --                  --
    Class II                                                              --                  --
Tax return of capital
    Class I                                                         (370,000)           (219,070)
    Class II                                                        (134,299)             (3,836)
                                                                ------------        ------------
     Total distributions to shareowners                         $ (1,970,847)       $ (1,580,525)
                                                                ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 19,273,192        $  8,177,271
Reinvestment of distributions                                      1,970,846           1,580,525
Cost of shares repurchased                                       (11,903,887)         (9,520,143)
                                                                ------------        ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                   $  9,340,151        $    237,653
                                                                ------------        ------------
     Net increase (decrease) in net assets                      $ 10,245,377        $  6,434,497
                                                                ------------        ------------
NET ASSETS:
Beginning of period                                               34,752,336          28,317,839
                                                                ------------        ------------
End of period                                                   $ 44,997,713        $ 34,752,336
                                                                ============        ============
Accumulated net investment income (loss),
    end of period                                               $    103,629        $     63,840
                                                                ============        ============

   The accompanying notes are an integral part of these financial statements.

                                                                  PIONEER                                   PIONEER
                                                                    FUND                                 EQUITY INCOME
                                                               VCT PORTFOLIO                             VCT PORTFOLIO

                                                          YEAR                YEAR                 YEAR                  YEAR
                                                          ENDED               ENDED                ENDED                 ENDED
                                                        12/31/01             12/31/00             12/31/01             12/31/00
FROM OPERATIONS:
Net investment income (loss)                         $   1,728,049        $   1,716,668        $   3,691,056        $   4,509,740
Net realized gain (loss) on investments,
    futures, and foreign currency transactions          (6,877,079)          10,524,507           (6,665,510)           9,709,950
Change in net unrealized gain (loss)
    on investments, futures contracts and
    foreign currency transactions                      (20,287,635)          (9,894,401)         (10,488,128)           9,311,714
                                                     -------------        -------------        -------------        -------------
     Net increase (decrease) in net assets
       resulting from operations                     $ (25,436,665)       $   2,346,774        $ (13,462,582)       $  23,531,404
                                                     -------------        -------------        -------------        -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                          $  (1,709,836)       $  (1,696,202)       $  (3,052,837)       $  (4,384,763)
    Class II                                               (44,564)              (9,458)            (223,207)             (89,833)
Net realized gain
    Class I                                            (10,092,777)          (1,229,510)          (8,849,466)         (15,066,697)
    Class II                                              (266,764)              (1,252)            (722,538)            (187,560)
Tax return of capital
    Class I                                                     --                   --                   --                   --
    Class II                                                    --                   --                   --                   --
                                                     -------------        -------------        -------------        -------------
     Total distributions to shareowners              $ (12,113,941)       $  (2,936,422)       $ (12,848,048)       $ (19,728,853)
                                                     -------------        -------------        -------------        -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                     $  34,292,085        $  40,184,192        $  27,638,919        $  11,927,576
Reinvestment of distributions                           12,113,941            2,936,422           12,848,045           19,728,856
Cost of shares repurchased                             (22,023,265)         (22,456,508)         (22,585,604)         (71,639,851)
                                                     -------------        -------------        -------------        -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions        $  24,382,761        $  20,664,106        $  17,901,360        $ (39,983,419)
                                                     -------------        -------------        -------------        -------------
     Net increase (decrease) in net assets           $ (13,167,845)       $  20,074,458        $  (8,409,270)       $ (36,180,868)
                                                     -------------        -------------        -------------        -------------
NET ASSETS:
Beginning of period                                    225,001,794          204,927,336          190,376,123          226,556,991
                                                     -------------        -------------        -------------        -------------
End of period                                        $ 211,833,949        $ 225,001,794        $ 181,966,853        $ 190,376,123
                                                     =============        =============        =============        =============
Accumulated net investment income (loss),
    end of period                                    $          --        $      10,705        $     638,155        $     859,955
                                                     =============        =============        =============        =============

   The accompanying notes are an integral part of these financial statements.

                                                                 PIONEER                                PIONEER
                                                                 BALANCED                              HIGH YIELD
                                                               VCT PORTFOLIO                          VCT PORTFOLIO

                                                          YEAR                YEAR               YEAR               5/1/00
                                                          ENDED               ENDED              ENDED             THROUGH
                                                        12/31/01            12/31/00            12/31/01           12/31/00
FROM OPERATIONS:
Net investment income (loss)                          $  1,401,746        $  2,074,557        $  1,620,299        $   269,945
Net realized gain (loss) on investments,
    futures, and foreign currency transactions             573,028             790,703            (368,034)           155,792
Change in net unrealized gain (loss)
    on investments, futures contracts and
    foreign currency transactions                       (3,329,816)            509,443             834,812           (500,336)
                                                      ------------        ------------        ------------        -----------
     Net increase (decrease) in net assets
       resulting from operations                      $ (1,355,042)       $  3,374,703        $  2,087,077        $   (74,599)
                                                      ------------        ------------        ------------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                           $ (1,442,511)       $ (2,079,355)       $ (1,620,134)       $  (268,402)
    Class II                                                    --                  --                (454)                --
Net realized gain
    Class I                                                     --                  --            (155,896)                --
    Class II                                                    --                  --                 (22)                --
Tax return of capital
    Class I                                                     --                  --                  --                 --
    Class II                                                    --                  --                  --                 --
                                                      ------------        ------------        ------------        -----------
     Total distributions to shareowners               $ (1,442,511)       $ (2,079,355)       $ (1,776,506)       $  (268,402)
                                                      ------------        ------------        ------------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                      $  4,230,959        $  2,024,609        $ 32,396,616        $ 7,818,141
Reinvestment of distributions                            1,442,511           2,079,356           1,726,779            238,138
Cost of shares repurchased                              (5,531,558)        (18,522,549)         (8,923,031)        (1,364,723)
                                                      ------------        ------------        ------------        -----------
     Net increase (decrease) in net assets
       resulting from fund share transactions         $    141,912        $(14,418,584)       $ 25,200,364        $ 6,691,556
                                                      ------------        ------------        ------------        -----------
     Net increase (decrease) in net assets            $ (2,655,641)       $(13,123,236)       $ 25,510,935        $ 6,348,555
                                                      ------------        ------------        ------------        -----------
NET ASSETS:
Beginning of period                                     59,545,371          72,668,607           6,848,555            500,000
                                                      ------------        ------------        ------------        -----------
End of period                                         $ 56,889,730        $ 59,545,371        $ 32,359,490        $ 6,848,555
                                                      ============        ============        ============        ===========
Accumulated net investment income (loss),
    end of period                                     $     12,227        $     14,829        $      1,128        $     1,543
                                                      ============        ============        ============        ===========

                                                                       PIONEER
                                                                  STRATEGIC INCOME
                                                                    VCT PORTFOLIO

                                                                YEAR                YEAR
                                                                ENDED               ENDED
                                                               12/31/01           12/31/00
FROM OPERATIONS:
Net investment income (loss)                                 $   422,623        $   194,741
Net realized gain (loss) on investments,
    futures, and foreign currency transactions                  (158,426)           (38,673)
Change in net unrealized gain (loss)
    on investments, futures contracts and
    foreign currency transactions                                102,671            (29,572)
                                                             -----------        -----------
     Net increase (decrease) in net assets
       resulting from operations                             $   366,868        $   126,496
                                                             -----------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                                  $  (421,844)       $  (199,199)
    Class II                                                          --                 --
Net realized gain
    Class I                                                           --                 --
    Class II                                                          --                 --
Tax return of capital
    Class I                                                      (36,411)                --
    Class II                                                          --                 --
                                                             -----------        -----------
     Total distributions to shareowners                      $  (458,255)       $  (199,199)
                                                             -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 6,074,237        $ 2,908,527
Reinvestment of distributions                                    419,135            144,687
Cost of shares repurchased                                    (2,187,997)          (959,078)
                                                             -----------        -----------
     Net increase (decrease) in net assets
       resulting from fund share transactions                $ 4,305,375        $ 2,094,136
                                                             -----------        -----------
     Net increase (decrease) in net assets                   $ 4,213,988        $ 2,021,433
                                                             -----------        -----------
NET ASSETS:
Beginning of period                                            3,265,137          1,243,704
                                                             -----------        -----------
End of period                                                $ 7,479,125        $ 3,265,137
                                                             ===========        ===========
Accumulated net investment income (loss),
    end of period                                            $    (6,377)       $     1,275
                                                             ===========        ===========

   The accompanying notes are an integral part of these financial statements.

                                                                                       PIONEER
                                                                                   SWISS FRANC BOND
                                                                                    VCT PORTFOLIO

                                                                               YEAR               YEAR
                                                                               ENDED              ENDED
                                                                             12/31/01            12/31/00
FROM OPERATIONS:
Net investment income (loss)                                               $    765,042        $  1,136,676
Net realized gain (loss) on investments, futures, and foreign
    currency transactions                                                    (2,189,333)         (2,048,649)
Change in net unrealized gain (loss) on investments, futures
     and foreign currency transactions                                        1,612,756             531,728
                                                                           ------------        ------------
       Net increase (decrease) in net assets resulting from operations     $    188,465        $   (380,245)
                                                                           ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                                                $         --        $         --
    Class II                                                                         --                  --
Net realized gain
    Class I                                                                          --                  --
    Class II                                                                         --                  --
Tax return of capital
    Class I                                                                          --                  --
    Class II                                                                         --                  --
                                                                           ------------        ------------
     Total distributions to shareowners                                    $         --        $         --
                                                                           ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                           $  3,346,893        $  1,859,438
Reinvestment of distributions                                                        --                  --
Cost of shares repurchased                                                  (13,272,901)         (9,136,134)
                                                                           ------------        ------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                              $ (9,926,008)       $ (7,276,696)
                                                                           ------------        ------------
     Net increase (decrease) in net assets                                 $ (9,737,543)       $ (7,656,941)
                                                                           ------------        ------------
NET ASSETS:
Beginning of period                                                          36,011,523          43,668,464
                                                                           ------------        ------------
End of period                                                              $ 26,273,980        $ 36,011,523
                                                                           ============        ============
Accumulated net investment income (loss),
    end of period                                                          $   (700,043)       $   (385,143)
                                                                           ============        ============

   The accompanying notes are an integral part of these financial statements.

                                                                                 PIONEER                       PIONEER
                                                                              AMERICA INCOME                 MONEY MARKET
                                                                               VCT PORTFOLIO                 VCT PORTFOLIO

                                                                          YEAR            YEAR            YEAR            YEAR
                                                                          ENDED          ENDED           ENDED            ENDED
                                                                         12/31/01       12/31/00        12/31/01         12/31/00
FROM OPERATIONS:
Net investment income (loss)                                           $  1,764,497   $  1,560,968    $   1,308,126   $   1,855,642
Net realized gain (loss) on investments, futures, and foreign
    currency transactions                                                   406,385       (597,230)          40,142          (2,402)
Change in net unrealized gain (loss) on investments, futures
     and foreign currency transactions                                     (239,969)     1,888,734               --              --
                                                                       ------------   ------------    -------------   -------------
      Net increase (decrease) in net assets resulting from operations  $  1,930,913   $  2,852,472    $   1,348,268   $   1,853,240
                                                                       ------------   ------------    -------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
    Class I                                                            $ (1,825,295)  $ (1,560,968)   $  (1,308,126)  $  (1,855,642)
    Class II                                                                     --             --               --              --
Net realized gain
    Class I                                                                      --             --               --              --
    Class II                                                                     --             --               --              --
Tax return of capital
    Class I                                                                      --             --               --              --
    Class II                                                                     --             --               --              --
                                                                       ------------   ------------    -------------   -------------
     Total distributions to shareowners                                $ (1,825,295)  $ (1,560,968)   $  (1,308,126)  $  (1,855,642)
                                                                       ------------   ------------    -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       $ 19,673,327   $  2,994,288    $ 248,134,869   $ 105,814,298
Reinvestment of distributions                                             1,825,623      1,560,851        1,309,719       1,854,782
Cost of shares repurchased                                              (10,014,969)    (9,834,191)    (236,919,305)   (108,033,959)
                                                                       ------------   ------------    -------------   -------------
     Net increase (decrease) in net assets
       resulting from fund share transactions                          $ 11,483,981   $ (5,279,052)   $  12,525,283   $    (364,879)
                                                                       ------------   ------------    -------------   -------------
     Net increase (decrease) in net assets                             $ 11,589,599   $ (3,987,548)   $  12,565,425   $    (367,281)
                                                                       ------------   ------------    -------------   -------------
NET ASSETS:
Beginning of period                                                      25,791,366     29,778,914       36,979,390      37,346,671
                                                                       ------------   ------------    -------------   -------------
End of period                                                          $ 37,380,965   $ 25,791,366    $  49,544,815   $  36,979,390
                                                                       ============   ============    =============   =============
Accumulated net investment income (loss),
    end of period                                                      $    (51,306)  $        184    $          --   $          --
                                                                       ============   ============    =============   =============

   The accompanying notes are an integral part of these financial statements.

PIONEER VARIABLE CONTRACTS TRUST

NOTES TO FINANCIAL STATEMENTS 12/31/01

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of twenty separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

      Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio)

      Pioneer Global Financials VCT Portfolio (Global Financials Portfolio)

      Pioneer Europe VCT Portfolio (Europe Portfolio)

      Pioneer International Value VCT Portfolio (International Value Portfolio)
            (Formerly International Growth Portfolio)

      Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)

      Pioneer Small Company VCT Portfolio (Small Company Portfolio)

      Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)

      Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)

      Pioneer Fund VCT Portfolio (Fund Portfolio)

      Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)

      Pioneer Balanced VCT Portfolio (Balanced Portfolio)

      Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio)

      Pioneer Swiss Franc Bond VCT Portfolio (Swiss Franc Bond Portfolio)

      Pioneer America Income VCT Portfolio (America Income Portfolio)

      Pioneer Money Market VCT Portfolio (Money Market Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

      Pioneer Global Health Care VCT Portfolio (Global Health Care Portfolio)

      Pioneer Global Telecoms VCT Portfolio (Global Telecoms Portfolio)

      Pioneer Science & Technology VCT Portfolio (Science & Technology
            Portfolio)

      Pioneer Real Estate Growth VCT Portfolio (Real Estate Growth Portfolio)

      Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Emerging Markets Portfolio, Europe Portfolio and International Value Portfolio is to seek long-term capital growth. Global Financials Portfolio seeks capital growth by investing primarily in equity securities of U.S. and non-U.S. financial services companies. Global Health Care Portfolio pursues capital growth by investing primarily in common stocks of U.S. and non-U.S. issuers in the health care industry. Global Telecoms Portfolio invests to seek capital growth by investing in equity securities of U.S. and non-U.S. telecommunication companies. Science & Technology Portfolio seeks capital appreciation by investing primarily in stocks of companies expected to benefit from the development, advancement or use of science or technology. Small Company Portfolio and Small Cap Value Portfolio seek capital appreciation. Mid Cap Value Portfolio and Growth Shares Portfolio seek capital appreciation. Real Estate Growth Portfolio pursues long-term capital growth, with current income as a secondary objective. Fund Portfolio seeks reasonable income and growth of capital. Equity Income Portfolio seeks current income and long-term capital growth. Balanced Portfolio's investment objectives are capital growth and current income. High Yield Portfolio seeks to maximize total return through a combination of income and capital appreciation. Strategic Income Portfolio seeks to produce a high level of current income. Swiss Franc Bond Portfolio invests to approximate the performance of the Swiss franc relative to the U.S. dollar while earning reasonable income. America Income Portfolio seeks a high level of current income as consistent with preservation of capital. Money Market Portfolio invests for current income consistent with preserving capital and providing liquidity.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A.    SECURITY VALUATION

      Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

      Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Temporary cash investments and securities held by Money Market Portfolio are valued at amortized cost.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes (see Note 10).

      Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

      Because the Real Estate Growth Portfolio may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Portfolio may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

      Emerging Markets and International Value Portfolios' investments in emerging markets or countries with limited or developing markets may subject the Portfolios to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Portfolios' investments and income generated by these investments, as well as the Portfolios' ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain foreign countries, such as India, and the Portfolios may be unable to sell portfolio securities until the registration process is completed.

      The High Yield Portfolio invests in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into equity securities of the issuer. Debt securites rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Portfolio is not diversified, which means that it can invest a higher percentage of its asset in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

      Small-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

      In addition, the non-diversified Portfolios have concentrations in certain asset types, which may subject the Portfolios to additional risks. Further description of these risks is included in the Trust's Prospectus.

B.    FUTURES CONTRACTS

      The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of December 31, 2001, open contracts were as follows:

                                          NUMBER OF
                                          CONTRACTS          SETTLEMENT                         UNREALIZED
PORTFOLIO              TYPE              LONG/(SHORT)          MONTH          MARKET VALUE      GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------
Balanced             U.S. T-Bonds             25               Mar-02          $2,512,500         $(18,118)

Balanced            CBT 5-YR Note             25               Mar-02          $2,630,469         $    (63)

C.    FOREIGN CURRENCY TRANSLATION

      The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.    FORWARD FOREIGN CURRENCY CONTRACTS

      Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 9).

E.    TAXES

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      In addition to the requirements of the Internal Revenue Code, the Portfolios may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the twelve months ended December 31, 2001, no such taxes were paid.

      In determining the daily net asset value, the Portfolios estimate the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of December 31, 2001, the Portfolios had no reserves related to capital gains taxes or taxes on the repatriation of foreign currencies. Effective May 2, 2001, the Malaysian government eliminated its tax on the repatriation of foreign currencies.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      In order to comply with federal income tax regulations, Mid Cap Value Portfolio, Small Cap Value Portfolio, Global Financials Portfolio designated $4,697,985, $15 and $15, respectively as a capital gain dividend for the purposes of the dividend paid deduction.

      A portion of the dividend income recorded by the Real Estate Growth Portfolio is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital, are recorded by the Trust as a reduction of the cost basis of the securities held.

      Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2001, certain Portfolios had capital loss carryforwards as follows:

                                                                        YEAR OF
PORTFOLIO                                        AMOUNT                EXPIRATION
Emerging Markets Portfolio                 $  7,206,307             2008 through 2009
Europe Portfolio                              5,203,132             2008 through 2009
Global Telecoms Portfolio                        14,613                   2009
Small Company Portfolio                          92,905                   2009
Fund Portfolio                                6,699,261                   2009
Equity Income Portfolio                       6,100,217                   2009
High Yield Portfolio                            319,291                   2009
International Value Portfolio                 9,522,453             2007 through 2009
Science & Technology Portfolio                4,106,585             2008 through 2009
Growth Shares Portfolio                      13,953,128             2008 through 2009
Real Estate Growth Portfolio                  4,429,036             2007 through 2008
Balanced Portfolio                              985,646                   2006
Strategic Income Portfolio                       88,669             2007 through 2009
Swiss Franc Bond Portfolio                    1,317,362             2005 through 2009
America Income Portfolio                        483,595                   2008

      At December 31, 2001, certain Portfolios made reclassifications as desribed below. These reclassifications have no impact on the net asset values of the respective Portfolios and are designed to present the portfolios' capital accounts on a tax basis.

                                  ACCUMULATED NET     ACCUMULATED
                                    INVESTMENT       REALIZED GAIN/
PORTFOLIO                           INCOME/LOSS          LOSS           PAID-IN CAPITAL
Emerging Markets Portfolio           $ (73,661)       $    73,661        $        --
Global Financials Portfolio                (82)                82                 --
Global Health Care Portfolio             1,338                  5             (1,343)
Global Telecoms Portfolio                  254                  7               (261)
Europe Portfolio                      272, 287             (2,030)          (270,257)
International Value Portfolio           (2,911)             2,911                 --
Science & Technology Portfolio          67,707                 --            (67,707)
Small Cap Value Portfolio                  (18)                18                 --
Small Company Portfolio                    (41)               216               (175)
Mid-Cap Value Portfolio                (40,344)            39,795                549
Growth Shares Portfolio                     --                 --                 --
Real Estate Growth Portfolio           267,664           (247,374)           (20,290)
Fund Portfolio                          15,646                674            (16,320)
Equity Income Portfolio               (636,812)           637,090               (278)
Balanced Portfolio                      52,845            (52,845)                --
High Yield Portfolio                      (126)               126                 --
Strategic Income Portfolio              (8,431)             8,431                 --
Swiss Franc Bond Portfolio            (523,719)         1,686,570         (1,162,851)
America Income Portfolio                57,078            (57,078)                --

The following shows the tax character of distributions paid during the years ended December 31, 2001 and December 31, 2000 as well as the components of distributable earnings (accumulated losses) on a tax basis as of December 31, 2001. These amounts do not include the capital loss carryforwards detailed above.

                                            PIONEER                                  PIONEER
                                            EMERGING                                 GLOBAL
                                            MARKETS                                FINANCIALS
                                         VCT PORTFOLIO                            VCT PORTFOLIO
                                             2001                 2000                2001
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                           $      --             $377,427             $     --
Long- Term capital gain                          --                5,987                   --
                                          ---------------------------------------------------
                                          $      --             $383,414             $     --
Return of Capital                                --                  103                   --
                                          ---------------------------------------------------
  Total distributions                     $      --             $383,517             $     --
                                          ---------------------------------------------------

DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income             $  99,384                                  $  1,179
Undistributed long-term gain                     --                                        15
Unrealized appreciation/depreciation       (910,579)                                    7,094
                                          ---------------------------------------------------
  Total                                   $(811,195)                                 $  8,288
                                          ===================================================

                                                        PIONEER                PIONEER
                                                        GLOBAL                 GLOBAL
                                                      HEALTH CARE             TELECOMS
                                                     VCT PORTFOLIO          VCT PORTFOLIO
                                                         2001                   2001
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                        $    --                $     --
Long- Term capital gain                                     --                      --
                                                       -------------------------------
                                                       $    --                $     --
Return of Capital                                           --                      --
                                                       -------------------------------
  Total distributions                                  $    --                $     --
                                                       -------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income                          $   348                $     --
Undistributed long-term gain                                --                      --
Unrealized appreciation/depreciation                    30,356                 (15,649)
                                                       -------------------------------
  Total                                                $30,704                $(15,649)
                                                       ===============================

                                                                             PIONEER
                                             PIONEER                      INTERNATIONAL
                                             EUROPE                           VALUE
                                          VCT PORTFOLIO                   VCT PORTFOLIO
                                              2001               2000          2001                2000
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $   237,062        $57,852       $    87,963        $   514,506
Long- Term capital gain                             --          3,868                --                 --
                                           ---------------------------------------------------------------
                                           $   237,062        $61,720       $    87,963        $   514,506
Return of Capital                                   --             --                --                 --
                                           ---------------------------------------------------------------
  Total distributions                      $   237,062        $61,720       $    87,963        $   514,506
                                           ---------------------------------------------------------------

DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $        --                      $    43,420
Undistributed long-term gain                        --                               --
Unrealized appreciation/depreciation        (1,276,794)                      (3,805,098)
                                           --------------------------------------------
  Total                                    $(1,276,794)                     $(3,761,678)
                                           ============================================

                                              PIONEER                       PIONEER
                                             SCIENCE &                     SMALL CAP
                                            TECHNOLOGY                       VALUE
                                          VCT PORTFOLIO                  VCT PORTFOLIO
                                               2001             2000          2001
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $        --        $    --       $    --
Long- Term capital gain                             --             --            --
                                           ----------------------------------------
                                           $        --        $    --       $    --
Return of Capital                                   --             --            --
                                           ----------------------------------------
  Total distributions                      $        --        $    --       $    --
                                           ----------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $        --                      $   214
Undistributed long-term gain                        --                           15
Unrealized appreciation/depreciation        (2,783,843)                      17,059
                                           ----------------------------------------
  Total                                    $(2,783,843)                     $17,288
                                           ========================================

                                             PIONEER           PIONEER
                                              SMALL            MID-CAP
                                             COMPANY            VALUE
                                          VCT PORTFOLIO     VCT PORTFOLIO
                                              2001              2001              2000
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $        --       $ 1,217,006       $4,615,012
Long- Term capital gain                                        9,370,268        3,387,286
                                           ----------------------------------------------
                                           $        --       $10,587,274       $8,002,298
Return of Capital                                                     --               --
                                           ----------------------------------------------
  Total distributions                      $        --       $10,587,274       $8,002,298
                                           ----------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $     2,588       $   941,390
Undistributed long-term gain                        --         4,697,874
Unrealized appreciation/depreciation           157,509        15,566,198
                                           -----------------------------
  Total                                    $   160,097       $21,205,462
                                           =============================

                                             PIONEER                              PIONEER
                                             GROWTH                             REAL ESTATE
                                             SHARES                               GROWTH
                                          VCT PORTFOLIO                        VCT PORTFOLIO
                                              2001                    2000         2001              2000
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $         --        $ 5,351,696       $1,466,548       $1,357,619
Long- Term capital gain                              --          6,607,661               --               --
                                           -----------------------------------------------------------------
                                           $         --        $11,959,357       $1,466,548       $1,357,619
Return of Capital                                    --                851          504,299          222,906
                                           -----------------------------------------------------------------
  Total distributions                      $         --        $11,960,208       $1,970,847       $1,580,525
                                           -----------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $     55,350                                  --
Undistributed long-term gain                         --                                  --
Unrealized appreciation/depreciation         (8,163,988)                          4,521,174
                                           ------------------------------------------------
  Total                                    $ (8,108,638)                          4,521,174
                                           ================================================

                                                                                PIONEER
                                              PIONEER                           EQUITY-
                                               FUND                             INCOME
                                          VCT PORTFOLIO                      VCT PORTFOLIO
                                               2001                 2000          2001               2000
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $ 4,747,655       $ 2,936,422       $ 3,276,478       $ 4,326,967
Long- Term capital gain                      7,366,286                --         9,571,570        15,401,886
                                           -----------------------------------------------------------------
                                           $12,113,941       $ 2,936,422       $12,848,048       $19,728,853
Return of Capital                                   --                --                --                --
                                           -----------------------------------------------------------------
  Total distributions                      $12,113,941       $ 2,936,422       $12,848,048       $19,728,853
                                           -----------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $        --                              82,260
Undistributed long-term gain                        --                                  --
Unrealized appreciation/depreciation            42,033                          29,437,592
                                           -----------------------------------------------
  Total                                    $    42,033                          29,519,852
                                           ===============================================

                                                                              PIONEER
                                             PIONEER                           HIGH
                                            BALANCED                           YIELD
                                          VCT PORTFOLIO                    VCT PORTFOLIO
                                              2001                2000          2001            2000
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $1,442,511       $2,079,355       $1,776,506       $268,402
Long- Term capital gain                            --               --               --             --
                                           -----------------------------------------------------------
                                           $1,442,511       $2,079,355       $1,776,506       $268,402
Return of Capital                                  --               --               --             --
                                           -----------------------------------------------------------
  total distributions                      $1,442,511       $2,079,355       $1,776,506       $268,402
                                           -----------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $   18,604                        $    1,128
Undistributed long-term gain                       --                                --
Unrealized appreciation/depreciation          422,855                           331,667
                                           --------------------------------------------
  Total                                    $  441,459                        $  332,795
                                           ============================================

                                            PIONEER                             PIONEER
                                           STRATEGIC                             SWISS
                                            INCOME                               FRANC
                                         VCT PORTFOLIO                       VCT PORTFOLIO
                                             2001                2000             2001              2000
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $421,844       $   172,907        $           --       $    --
Long- Term capital gain                          --                --                    --            --
                                           --------------------------------------------------------------
                                           $421,844       $   172,907        $           --       $    --
Return of Capital                            36,411            26,292                    --            --
                                           --------------------------------------------------------------
  total distributions                      $458,255       $   199,199        $           --       $    --
                                           --------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $     --                          $           --
Undistributed long-term gain                     --                                      --
Unrealized appreciation/depreciation         66,265                              (3,314,596)
                                           ------------------------------------------------
  Total                                    $ 66,265                          $   (3,314,596)
                                           ================================================

                                            AMERICA                            MONEY
                                             INCOME                            MARKET
                                         VCT PORTFOLIO                     VCT PORTFOLIO
                                              2001             2000             2001             2000
DISTRIBUTIONS PAID FROM:
Ordinary Income                            $1,825,295       $1,560,968       $1,308,126       $1,855,642
Long- Term capital gain                            --               --               --               --
                                           -------------------------------------------------------------
                                           $1,825,295       $1,560,968       $1,308,126       $1,855,642
Return of Capital                                  --               --               --               --
                                           -------------------------------------------------------------
  Total distributions                      $1,825,295       $1,560,968       $1,308,126       $1,855,642
                                           -------------------------------------------------------------
DISTRIBUTABLE EARNINGS
  (ACCUMULATED LOSSES):
Undistributed ordinary income              $      560                        $   37,740
Undistributed long-term gain                       --                                --
Unrealized appreciation/depreciation            3,734               --               --
                                           --------------------------------------------
  Total                                    $    4,294                        $   37,740
                                           ============================================

F.    PORTFOLIO SHARES

      The Portfolios record sales and repurchases of their Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), $1,378,830 in commissions on the sale of trust shares for the year ended December 31, 2001. The High Yield, Strategic Income, America Income and Money Market Portfolios declare as daily dividends substantially all of their respective net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G.    SECURITIES LENDING

      The Portfolios loan securities in their portfolios to certain brokers, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. As of December 31, 2001, the Portfolio loaned securities having a fair value and received collateral of as follows:

PORTFOLIO                                        FAIR VALUE         COLLATERAL HELD
-----------------------------------------------------------------------------------
Emerging Markets                                 $  321,045           $  329,745
Global Health Care                                    9,595                9,880
Global Telecoms                                       3,660                3,780
International Value                                 807,084              851,200
Science & Technology                                113,155              122,550
Small Company                                       115,934              122,100
Mid Cap Value                                     5,512,716            5,716,210
Growth Shares                                       157,964              193,800
Real Estate Growth                                  646,822              670,410
Fund Portfolio                                    1,265,490             1,376,00
Equity Income Portfolio                             676,890              736,000

H. REPURCHASE AGREEMENTS

    With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolios, and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the following annual rates:

                                                             MANAGEMENT FEE AS A PERCENTAGE
                                                              OF EACH PORTFOLIO'S AVERAGE
PORTFOLIO                                                           DAILY NET ASSETS
-----------------------------------------------------------------------------------------------
Emerging Markets Portfolio                                              1.15%
Global Financials Portfolio                                             0.75%
Global Heath Care Portfolio                                             0.75%
Global Telecoms Portfolio                                               0.75%
Europe Portfolio                                                        1.00%
International Value Portfolio                                           1.00%
Science & Technology Portfolio                                          0.75%
Small Cap Value Portfolio                                               0.75%
Small Company Portfolio                                                 0.75%
Mid-Cap Value Portfolio                                                 0.65%
Growth Shares Portfolio                                                 0.70%
Real Estate Growth Portfolio                                            0.80%
Fund Portfolio                                                          0.65%
Equity Income Portfolio                                                 0.65%
Balanced Portfolio                                                      0.65%
High Yield Portfolio                                                    0.65%
Strategic Income Portfolio                                              0.65%
Swiss Franc Bond Portfolio                                              0.65%
America Income Portfolio                                                0.55%
Money Market Portfolio                                                  0.50%

PIM has appointed Prudential Investment Management, Inc., as the subadviser for Balanced Portfolio. As compensation for its subadvisory services, PIM pays Prudential Investment Managements, Inc., a management fee at the annual rate of 0.45% of the Portfolio's average daily net assets.

PIM has agreed not to impose a portion of its management fees and to assume other operating expenses for certain Portfolios to the extent necessary to limit expenses of Class I shares to the following percentages of the Portfolios' average daily net assets attributable to Class I shares:

                                                               EXPENSE LIMITATION AS A
                                                           PERCENTAGE OF EACH PORTFOLIO'S
PORTFOLIO                                                      AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------------------
Emerging Markets Portfolio                                              1.75%
Global Financials Portfolio                                             1.25%
Global Heath Care Portfolio                                             1.25%
Global Telecoms Portfolio                                               1.25%
Europe Portfolio                                                        1.50%
Science & Technology Portfolio                                          1.25%
Small Cap Value Portfolio                                               1.25%
Small Company Portfolio                                                 1.25%
High Yield Portfolio                                                    1.25%
Strategic Income Portfolio                                              1.25%

Prior to June 15, 2000, PIM had agreed not to impose a portion of its management fee to the extent necessary to reduce Growth Shares Portfolio's fee from 0.70% to 0.65% of the Portfolio's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At December 31, 2001, the following amounts were payable to PIM related to management fees, administrative fees and certain other services:

PORTFOLIO                                                                    AMOUNT
---------------------------------------------------------------------------------------
International Value Portfolio                                                28,201
Small Cap Value Portfolio                                                     5,459
Mid Cap Value Portfolio                                                      75,986
Growth Shares Portfolio                                                      45,730
Real Estate Growth Portfolio                                                 30,671
Fund Portfolio                                                              119,118
Equity Income Portfolio                                                     102,091
Balanced Portfolio                                                           32,538
High Yield Portfolio                                                          8,374
Swiss Franc Bond Portfolio                                                   10,129
America Income Portfolio                                                      8,621
Money Market Portfolio                                                       22,083

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. The following amounts in transfer agent fees payable to PIMSS were included in due to affiliates at December 31, 2001:

PORTFOLIO                                                             AMOUNT
-----------------------------------------------------------------------------------
Emerging Markets Portfolio                                             $294
Global Financials Portfolio                                             140
Global Health Care Portfolio                                            140
Global Telecoms Portfolio                                               140
Europe Portfolio                                                        308
International Value Portfolio                                            89
Science & Technology Portfolio                                          102
Small Company Portfolio                                                 209
Small Cap Value Portfolio                                               212
Mid Cap Value Portfolio                                                 381
Growth Shares Portfolio                                                 265
Real Estate Growth Portfolio                                            280
Fund Portfolio                                                          230
Equity Income Portfolio                                                 332
Balanced Portfolio                                                      163
Strategic Income Portfolio                                              157
Swiss Franc Bond Portfolio                                              256
America Income Portfolio                                                109
Money Market Portfolio                                                  133

4. DISTRIBUTION PLANS

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. The following amounts of distribution fees payable to PFD are included in due to affiliates at December 31, 2001:

PORTFOLIO                                                              AMOUNT
--------------------------------------------------------------------------------------
Emerging Markets Portfolio                                              $1,389
Small Company Portfolio                                                    472
Mid Cap Value Portfolio                                                  1,441
Growth Shares Portfolio                                                    140
Real Estate Growth Portfolio                                             2,258
Fund Portfolio                                                           2,257
High Yield Portfolio                                                         4
Europe Portfolio                                                            80

5. EXPENSE OFFSETS

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Portfolios' total expenses. For the year ended December 31, 2001, the Portfolios' expenses were reduced under such arrangements as follows:

PORTFOLIO                                                         AMOUNT
-------------------------------------------------------------------------------
Europe Portfolio                                                 $     87
America Income Portfolio                                            6,160
Money Market Portfolio                                              1,282

6. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At December 31, 2001, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

                                                                                                               NET
                                                                    GROSS              GROSS               APPRECIATION/
PORTFOLIO                                     TAX COST           APPRECIATION       DEPRECIATION          (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio                  $ 14,206,298         $  790,246         $ (1,700,825)          $   (910,579)
Global Financials Portfolio                      385,734             13,752               (6,658)                 7,094
Global Health Care Portfolio                     687,868             53,766              (23,410)                30,356
Global Telecoms Portfolio                        200,125              6,969              (22,618)               (15,649)
Europe Portfolio                              13,530,763            395,376           (1,672,170)            (1,276,794)
International Value Portfolio                 35,343,610          3,149,109           (6,954,207)            (3,805,098)
Science & Technology Portfolio                 8,616,584            307,764           (3,091,607)            (2,783,843)
Small Cap Value Portfolio                        497,803             22,516               (5,457)                17,059
Small Company Portfolio                        2,884,388            288,298             (130,789)               157,509
Mid-Cap Value Portfolio                      122,685,618         19,031,395           (3,465,197)            15,566,198
Growth Shares Portfolio                       79,631,567          3,051,277          (11,215,265)            (8,163,988)
Real Estate Growth Portfolio                  36,539,653          5,002,278             (481,104)             4,521,174
Fund Portfolio                               208,587,676         26,653,813          (26,611,780)                42,033
Equity-Income Portfolio                      149,166,177         35,891,399           (6,453,807)            29,437,592
Balanced Portfolio                            55,718,294          3,903,749           (3,480,894)               422,855
High Yield Portfolio                          31,461,814            946,308             (614,641)               331,667
Strategic Income Portfolio                     7,194,920            196,189             (129,924)                66,265
Swiss Franc Bond Portfolio                    27,323,113             53,751           (3,368,347)            (3,314,596)
America Income Portfolio                      37,877,701            352,112             (348,378)                 3,734

7. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the period ended December 31, 2001, were as follows:

PORTFOLIO                                 PURCHASES                   SALES
--------------------------------------------------------------------------------
Emerging Markets Portfolio              $ 23,215,134             $ 23,282,267
Global Financials Portfolio                  442,973                   55,618
Global Health Care Portfolio                 949,507                  261,986
Global Telecoms Portfolio                    317,029                  102,002
Europe Portfolio                          10,231,829               11,381,000
International Value Portfolio             14,342,043               19,123,127
Science & Technology Portfolio             4,269,028                3,720,320
Small Company Portfolio                    3,967,136                  988,708
Small Cap Value Portfolio                    497,826                        -
Mid Cap Value Portfolio                  139,007,338              113,674,803
Growth Shares Portfolio                   91,390,186              100,296,049
Real Estate Growth Portfolio              20,969,079               11,998,668
Fund Portfolio                            34,302,895               15,070,097
Equity Income Portfolio                   31,485,289               22,956,238
Balanced Portfolio                        48,165,388               47,375,874
High Yield Portfolio                      29,696,684                6,242,933
Strategic Income Portfolio                 5,906,755                2,139,690
Swiss Franc Bond Portfolio                 7,570,731               15,235,269

The cost of purchases and the proceeds from sales of long-term U.S. Government obligations for the period December 31, 2001, were as follows:

PORTFOLIO                                 PURCHASES                   SALES
--------------------------------------------------------------------------------
Balanced Portfolio                       $24,147,612              $30,382,245
Strategic Income Portfolio                 1,308,214                  997,940
America Income Portfolio                  34,385,435               23,583,748

8. CAPITAL SHARES

At December 31, 2001, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     '01 SHARES        '01 AMOUNT         '00 SHARES        '00 AMOUNT
--------------------------------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
CLASS I:
Shares sold                            253,204        $  2,885,183           992,499        $ 20,551,085
Reinvestment of distributions               --                  --            22,347             380,527
Shares repurchased                    (419,620)         (4,818,588)         (750,582)        (12,229,682)
                                     -------------------------------------------------------------------
  Net increase (decrease)             (166,416)         (1,933,405)          264,264        $  8,701,930
                                     ===================================================================
CLASS II:
Shares sold                            776,451        $  8,795,746           482,908        $  6,680,280
Reinvestment of distributions               --                  --               177               2,989
Shares repurchased                    (555,217)         (6,143,957)           (1,564)            (20,202)
                                     -------------------------------------------------------------------
  Net increase (decrease)              221,234        $  2,651,789           481,521        $  6,663,067
                                     ===================================================================
GLOBAL FINANCIALS PORTFOLIO
CLASS I:
Shares sold                             32,957        $    318,614
Shares repurchased                      (3,152)            (30,119)
                                     -----------------------------
  Net increase (decrease)               29,805        $    288,495
                                     =============================
GLOBAL HEALTH CARE PORTFOLIO
CLASS I:
Shares sold                             84,099        $    825,396
Shares repurchased                     (20,893)           (211,915)
                                     -----------------------------
  Net increase (decrease)               63,206        $    613,481
                                     =============================
GLOBAL TELECOMS PORTFOLIO
CLASS I:
Shares sold                             34,456        $    238,452
Shares repurchased                     (17,234)           (117,701)
                                     -----------------------------
  Net increase (decrease)               17,222        $    120,751
                                     =============================
EUROPE PORTFOLIO
CLASS I:
Shares sold                          4,104,238        $ 38,303,244         2,914,531        $ 38,158,236
Reinvestment of distributions           27,278             236,230             4,596              61,720
Shares repurchased                  (4,324,955)        (40,384,270)       (2,186,443)       $(26,736,458)
                                     -------------------------------------------------------------------
  Net increase (decrease)             (193,439)       $ (1,844,796)          732,684        $ 11,483,498
                                     ===================================================================
CLASS II:
Shares sold                             52,860        $    439,023
Reinvestment of distributions               96                 832
Shares repurchased                      (4,918)            (43,736)
                                     -----------------------------
  Net increase (decrease)               48,038        $    396,119
                                     =============================
INTERNATIONAL VALUE PORTFOLIO:
CLASS I:
Shares sold                          6,950,497        $ 70,576,658         4,065,828        $ 54,943,848
Reinvestment of distributions            8,994              87,961            35,854             514,506
Shares repurchased                  (7,484,391)        (76,509,475)       (4,511,816)        (60,135,831)
                                     -------------------------------------------------------------------
  Net increase (decrease)             (524,900)       $ (5,844,856)         (410,134)       $ (4,677,477)
                                     ===================================================================

                                    '01 SHARES         '01 AMOUNT        '00 SHARES         '00 AMOUNT
--------------------------------------------------------------------------------------------------------
SCIENCE & TECHNOLOGY PORTFOLIO
CLASS I:
Shares sold                            545,023        $  3,150,210         1,265,215        $ 13,751,467
Shares repurchased                    (421,772)         (2,096,446)         (217,089)         (1,851,140)
                                    --------------------------------------------------------------------
Net increase (decrease)                123,251        $  1,053,764         1,048,126        $ 11,900,327
                                    ====================================================================
SMALL CAP VALUE PORTFOLIO
CLASS I:
Shares sold                             36,416        $    387,019
Reinvestment of distributions               --                  --
Shares repurchased                          (9)                (93)
                                    ------------------------------
  Net increase (decrease)               36,407        $    386,926
                                    ==============================
SMALL COMPANY PORTFOLIO
CLASS I:
Shares sold                            296,875        $  3,120,981
Shares repurchased                     (90,426)           (870,667)
                                    ------------------------------
  Net increase (decrease)              206,449        $  2,250,314
                                    ==============================
CLASS II:
Shares sold                             93,598        $    977,826
Shares repurchased                      (7,964)            (82,187)
                                    ------------------------------
  Net increase (decrease)               85,634        $    895,639
                                    ==============================
MID CAP VALUE PORTFOLIO
CLASS I:
Shares sold                          1,414,581        $ 24,515,826           720,014        $ 11,638,379
Reinvestment of distributions          602,575          10,298,001           511,605           7,909,415
Shares repurchased                    (885,951)        (14,866,847)       (2,378,323)        (38,995,914)
                                    --------------------------------------------------------------------
  Net increase (decrease)            1,131,205        $ 19,946,980        (1,146,704)       $(19,448,120)
                                    ====================================================================
CLASS II:
Shares sold                            490,156        $  8,390,413           109,715        $  1,827,112
Reinvestment of distributions           16,966             289,273             6,008              92,884
Shares repurchased                     (26,647)           (451,103)           (6,232)           (101,319)
                                    --------------------------------------------------------------------
  Net increase (decrease)              480,475        $  8,228,583           109,491        $  1,818,677
                                    ====================================================================
GROWTH SHARES PORTFOLIO
CLASS I:
Shares sold                            147,273        $  2,468,011           587,341        $ 12,421,321
Reinvestment of distributions               --                  --           611,689          11,952,405
Shares repurchased                  (1,054,567)        (16,709,272)       (2,866,906)        (58,789,070)
                                    --------------------------------------------------------------------
  Net increase (decrease)             (907,294)       $(14,241,261)       (1,667,876)       $(34,415,344)
                                    ====================================================================
CLASS II:
Shares sold                             45,320        $    698,143            10,942        $    226,628
Reinvestment of distributions               --                  --               397               7,803
Shares repurchased                     (12,256)           (179,532)             (342)             (6,866)
                                    --------------------------------------------------------------------
  Net increase (decrease)               33,064        $    518,611            10,997        $    227,565
                                    ====================================================================

                                    '01 SHARES        '01 AMOUNT          '00 SHARES         '00 AMOUNT
------------------------------------------------------------------------------------------------------------
REAL ESTATE GROWTH PORTFOLIO
CLASS I:
Shares sold                            598,202        $  8,634,935           415,974        $  5,517,319
Reinvestment of distributions          115,873           1,643,929           118,049           1,553,250
Shares repurchased                    (765,572)        (10,870,743)         (659,630)         (8,534,743)
                                    --------------------------------------------------------------------
  Net increase (decrease)              (51,498)       $   (591,879)         (125,607)       $ (1,464,174)
                                    ====================================================================
CLASS II:
Shares sold                            738,531        $ 10,638,257           193,580        $  2,659,952
Reinvestment of distributions           22,911             326,917             1,929              27,275
Shares repurchased                     (72,699)         (1,033,144)          (72,586)           (985,400)
                                    --------------------------------------------------------------------
  Net increase (decrease)              688,743        $  9,932,030           122,923        $  1,701,827
                                    ====================================================================
FUND PORTFOLIO
CLASS I:
Shares sold                          1,083,435        $ 22,410,451         1,624,294        $ 37,128,340
Reinvestment of distributions          587,113          11,802,613           126,135           2,925,712
Shares repurchased                  (1,028,010)        (20,460,802)         (982,169)        (22,384,105)
                                    --------------------------------------------------------------------
  Net increase (decrease)              642,538        $ 13,752,262           768,260        $ 17,669,947
                                    ====================================================================
CLASS II:
Shares sold                            602,236        $ 11,881,634           130,465        $  3,055,852
Reinvestment of distributions           15,547             311,328               470              10,710
Shares repurchased                     (80,202)         (1,562,463)           (3,137)            (72,403)
                                    --------------------------------------------------------------------
  Net increase (decrease)              537,581        $ 10,630,499           127,798        $  2,994,159
                                    ====================================================================
EQUITY INCOME PORTFOLIO
CLASS I:
Shares sold                            711,763        $ 13,502,824           201,887        $  4,035,740
Reinvestment of distributions          628,538          11,902,303         1,013,981          19,451,459
Shares repurchased                    (974,658)        (18,688,020)       (3,593,530)        (71,244,782)
                                    --------------------------------------------------------------------
  Net increase (decrease)              365,643        $  6,717,107        (2,377,662)       $(47,757,583)
                                    ====================================================================
CLASS II:
Shares sold                            729,249        $ 14,136,095           392,360        $  7,891,836
Reinvestment of distributions           49,723             945,742            14,230             277,397
Shares repurchased                    (203,757)         (3,897,584)          (19,428)           (395,069)
                                    --------------------------------------------------------------------
  Net increase (decrease)              575,215        $ 11,184,253           387,162        $  7,774,164
                                    ====================================================================
BALANCED PORTFOLIO
CLASS I:
Shares sold                            299,048        $  4,230,959           140,331        $  2,024,609
Reinvestment of distributions          104,227           1,442,511           142,977           2,079,356
Shares repurchased                    (391,835)         (5,531,558)       (1,282,119)        (18,522,549)
                                    --------------------------------------------------------------------
  Net increase (decrease)               11,440        $    141,912          (998,811)       $(14,418,584)
                                    ====================================================================
HIGH YIELD PORTFOLIO
CLASS I:
Shares sold                          3,144,707        $ 32,339,947           760,084        $  7,818,141
Reinvestment of distributions          168,774           1,726,302            23,466             238,138
Shares repurchased                    (880,558)         (8,893,253)         (136,419)         (1,364,723)
                                    --------------------------------------------------------------------
  Net increase (decrease)            2,432,923        $ 25,172,996           647,131        $  6,691,556
                                    ====================================================================

                                     '01 SHARES          '01 AMOUNT           '00 SHARES         '00 AMOUNT
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
CLASS II:
Shares sold                                5,650        $      56,669
Reinvestment of distributions                 47                  477
Shares repurchased                        (2,977)             (29,778)
                                   ----------------------------------
  Net increase (decrease)                  2,720        $      27,368
                                   ==================================
STRATEGIC INCOME PORTFOLIO
CLASS I:
Shares sold                              643,780        $   6,074,237             304,540        $   2,908,527
Reinvestment of distributions             44,516              419,135              15,382              144,687
Shares repurchased                      (233,301)          (2,187,997)           (101,095)            (959,078)
                                   ---------------------------------------------------------------------------
  Net increase (decrease)                454,995        $   4,305,375             218,827        $   2,094,136
                                   ===========================================================================
SWISS FRANC BOND PORTFOLIO
CLASS I:
Shares sold                              292,528        $   3,346,893             163,302        $   1,859,438
Reinvestment of distributions-                --                   --                  --                   --
Shares repurchased                    (1,162,361)         (13,272,901)           (845,755)          (9,136,134)
                                   ---------------------------------------------------------------------------
  Net increase (decrease)               (869,833)       $  (9,926,008)           (682,453)       $  (7,276,696)
                                   ===========================================================================
AMERICA INCOME PORTFOLIO
CLASS I:
Shares sold                            1,938,618        $  19,673,327             312,055        $   2,994,288
Reinvestment of distributions            180,393            1,825,623             162,368            1,560,851
Shares repurchased                      (990,648)         (10,014,969)         (1,032,841)          (9,834,191)
                                   ---------------------------------------------------------------------------
  Net increase (decrease)              1,128,363        $  11,483,981            (558,418)       $  (5,279,052)
                                   ===========================================================================
MONEY MARKET PORTFOLIO
CLASS I:
Shares sold                          248,134,869        $ 248,134,869         105,814,298        $ 105,814,298
Reinvestment of distributions          1,309,719            1,309,719           1,854,782            1,854,782
Shares repurchased                  (236,919,309)        (236,919,305)       (108,033,959)        (108,033,959)
                                   ---------------------------------------------------------------------------
  Net increase (decrease)             12,525,279        $  12,525,283            (364,879)       $    (364,879)
                                   ===========================================================================

9. FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2001, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of December 31, 2001, the Portfolios had no open portfolio hedges.

Outstanding forward foreign currency settlement contracts were as follows:

                                                                NET
                                   GROSS          GROSS     RECEIVABLE/
PORTFOLIO                        RECEIVABLE      PAYABLE     (PAYABLE)
--------------------------------------------------------------------------------
Emerging Markets Portfolio         $13,692       $13,692       $ 0
Global Financials Portfolio        $ 9,876       $ 9,783       $93
Global Health Care Portfolio       $14,769       $14,674       $95
Global Telecom Portfolio           $11,654       $11,591       $63

10. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on debt securities. Prior to January 1, 2001, certain Portfolios did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Portfolios, but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation) for Balanced Portfolio, America Income Portfolio and Swiss Franc Bond Portfolio of $14,682 and $47,770 and $556,223, respectively, based on securities held by the Portfolios on January 1, 2001.

The effect of this change for the year ended December 31, 2001, was as follows:

                                     NET INVESTMENT        CHANGE IN UNREALIZED           REALIZED GAIN/
PORTFOLIO                             INCOME/(LOSS)     APPRECIATION/(DEPRECIATION)           (LOSS)
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio                      $ (24,085)              $  (8,305)                    32,390
Swiss Franc Bond Portfolio              $(169,213)               (112,794)                   282,007
America Income Portfolio                $ (60,800)                  4,096                     56,704

On a per share basis, the effect of this change for the year ended December 31, 2001, was as follows:

                                    NET          NET REALIZED          RATIO OF NET INVESTMENT
                                INVESTMENT      AND UNREALIZED      INCOME TO AVERAGE NET ASSETS*
                                  INCOME         GAINS (LOSS)       -----------------------------
PORTFOLIO                                                           UNADJUSTED          ADJUSTED
-------------------------------------------------------------------------------------------------------------
Balanced Portfolio               $(0.00)(a)        $0.00(a)            2.42%             2.42%
Swiss Franc Bond Portfolio       $(0.05)           $0.05               2.92%             2.39%
America Income Portfolio**       (0.00)(a)          0.00(a)            5.38%             5.17%

*     Ratio assuming no reduction for fees paid indirectly.
** Unadjusted and adjusted ratios assuming reduction for fees paid indirectly are 5.26% and 5.20%, respectively.
(a)   Amount rounds to less than 0.01 per share.

The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF PIONEER VARIABLE CONTRACTS
TRUST:

We have audited the accompanying balance sheets, including the schedules of investments, of Pioneer Variable Contracts Trust (comprising, respectively, the Emerging Markets VCT Portfolio, the Global Financials VCT Portfolio, the Global Health Care VCT Portfolio, the Global Telecoms VCT Portfolio, the Europe VCT Portfolio, the International Value VCT Portfolio, the Science & Technology VCT Portfolio, the Small Cap Value VCT Portfolio, the Small Company VCT Portfolio, the Mid-Cap Value VCT Portfolio, the Growth Shares VCT Portfolio, the Real Estate Growth VCT Portfolio, the Pioneer Fund VCT Portfolio, the Equity-Income VCT Portfolio, the Balanced VCT Portfolio, the High Yield VCT Portfolio, the Strategic Income VCT Portfolio, the Swiss Franc Bond VCT Portfolio, the America Income VCT Portfolio, and the Money Market VCT Portfolio), (collectively, the Portfolios), as of December 31, 2001, and the related statements of operations, the statements of changes in net assets and the Class I financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios comprising the Pioneer Variable Contracts Trust as of December 31, 2001, the results of their operations, the changes in their net assets, and the Class I financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 8, 2002

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER

Pioneer Investment Management Corporation, Inc.

CUSTODIAN

Brown Brothers Harriman & Co.

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP

PRINCIPAL UNDERWRITER

Pioneer Funds Distributor, Inc.

LEGAL COUNSEL

Hale and Dorr

SHAREHOLDER SERVICES AND TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers of the Fund are listed below, together with their principal occupations during the past five years. Trustees who are deemed interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as "Interested Trustees". Trustees who are not interested persons of the Fund are referred to as "Independent Trustees." Each of the Trustees serves as a trustee or director of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. ("Pioneer") serves as investment adviser (the "Pioneer Funds"). The address for all Trustees who are interested persons and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

                                                     TERM OF OFFICE/           PRINCIPAL OCCUPATION             OTHER
NAME, AGE AND ADDRESS       POSITION HELD            LENGTH OF SERVICE         DURING PAST FIVE YEARS           DIRECTORSHIPS HELD
John F. Cogan, Jr. (75)*    Chairman of the Board,   Trustee since 1994.       Deputy Chairman and a Director   Director of Harbor
                            Trustee and President    Serves until retirement   of Pioneer Global Asset          Global Company, Ltd.
                                                     or removal.               Management S.p.A. ("PGAM");
                                                                               Non-Executive Chairman and a
                                                                               Director of Pioneer Investment
                                                                               Management USA Inc.
                                                                               ("PIM-USA"); Chairman and a
                                                                               Director of Pioneer; President
                                                                               of all of the Pioneer Funds;
                                                                               and Of Counsel (since 2000,
                                                                               Partner prior to 2000), Hale
                                                                               and Dorr LLP (counsel to PIM-
                                                                               USA and the Pioneer Funds)
*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
Daniel T. Geraci (44)**     Trustee and              Trustee since October     Director and CEO-US of PGAM       None
                            Executive Vice           2001. Serves until        since November 2001; Director,
                            President                retirement or removal.    Chief Executive Officer and
                                                                               President of PIM-USA since
                                                                               October 2001; Director of
                                                                               Pioneer Funds Distributor,
                                                                               Inc. and Pioneer Investment
                                                                               Management Shareholder
                                                                               Services, Inc. since October
                                                                               2001; President and a Director
                                                                               of Pioneer and Pioneer
                                                                               International Corporation
                                                                               since October 2001; Executive
                                                                               Vice President of all of the
                                                                               Pioneer Funds since October
                                                                               2001; President of Fidelity
                                                                               Private Wealth Management
                                                                               Group from 2000 through
                                                                               October 2001; and Executive
                                                                               Vice President -- Distribution
                                                                               and Marketing of Fidelity
                                                                               Investments Institutional
                                                                               Services and Fidelity
                                                                               Investments Canada Ltd. prior
                                                                               to 2000
**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

                                                TERM OF OFFICE/      PRINCIPAL OCCUPATION             OTHER
NAME, AGE AND ADDRESS           POSITION HELD   LENGTH OF SERVICE    DURING PAST FIVE YEARS           DIRECTORSHIPS HELD
Mary K. Bush (53)               Trustee         Trustee since 2000.  President, Bush & Co.            Director and/or Trustee of
4201 Cathedral Avenue, NW,                      Serves until         (international financial         Brady Corporation
Washington, DC, 20016                           retirement or        advisory firm)                   (industrial identification
                                                removal.                                              and specialty coated
                                                                                                      material products
                                                                                                      manufacturer), Mastec Inc.
                                                                                                      (communications and energy
                                                                                                      infrastructure), Mortgage
                                                                                                      Guaranty Insurance
                                                                                                      Corporation, R.J. Reynolds
                                                                                                      Tobacco Holdings, Inc.
                                                                                                      (tobacco) and Student Loan
                                                                                                      Marketing Association
                                                                                                      (secondary marketing of
                                                                                                      student loans)
------------------------------------------------------------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (75)    Trustee         Trustee since 1995.  Alexander Graham Bell            None
Boston University Healthcare                    Serves until         Professor of Health Care
Entrepreneurship Program,                       retirement or        Entrepreneurship, Boston
53 Bay State Road,                              removal.             University; Professor of
Boston, MA 02215                                                     Management, Boston University
                                                                     School of Management;
                                                                     Professor of Public Health,
                                                                     Boston University School of
                                                                     Public Health; Professor of
                                                                     Surgery, Boston University
                                                                     School of Medicine; University
                                                                     Professor, Boston University
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (54)       Trustee         Trustee since 2000.  Founding Director, The           None
1001 Sherbrooke Street West,                    Serves until         Winthrop Group, Inc.
Montreal, Quebec, Canada                        retirement or        (consulting firm); Professor
                                                removal.             of Management, Faculty of
                                                                     Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (53)        Trustee         Trustee since 1995.  President, Newbury, Piret &      Director, Organogenesis Inc.
One Boston Place, 26th Floor,                   Serves until         Company, Inc. (merchant          (tissue engineering company)
Boston, MA 02108                                retirement or        banking firm)
                                                removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (73)            Trustee         Trustee since 1995.  Of Counsel, Sullivan &           Director, Dresdner RCM
125 Broad Street,                               Serves until         Cromwell (law firm)              Global Strategic Income
New York, NY 10004                              retirement or                                         Fund, Inc. and The Swiss
                                                removal.                                              Helvetia Fund, Inc.
                                                                                                      (close-end investment
                                                                                                      companies), AMVESCAP PLC
                                                                                                      (investment managers) and
                                                                                                      First ING Life Insurance
                                                                                                      Company of New York
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (65)              Trustee         Trustee since 2000.  President, John Winthrop &       Director of NUI Corp.
One North Adgers Wharf                          Serves until         Co., Inc. (private investment    (energy sales, services and
Charleston, SC 29401                            retirement or        firm)                            distribution)
                                                removal.
------------------------------------------------------------------------------------------------------------------------------------

FUND OFFICERS

                                                     TERM OF OFFICE/             PRINCIPAL OCCUPATION             OTHER
NAME, AGE AND ADDRESS           POSITION HELD        LENGTH OF SERVICE           DURING PAST FIVE YEARS           DIRECTORSHIPS HELD

Joseph P. Barri (55)            Secretary            Since 1994. Serves at the   Partner, Hale and Dorr, LLP;     None
                                                     discretion of Board.        Secretary of each Pioneer fund
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (54)        Assistant Secretary  Since 2000. Serves at the   Secretary of PIM-USA: Senior     None
                                                     discretion of Board.        Vice President-Legal of
                                                                                 Pioneer; and Secretary/Clerk
                                                                                 of most of PIM-USA's
                                                                                 subsidiaries since October
                                                                                 2000; Assistant Secretary of
                                                                                 all of the Pioneer Funds since
                                                                                 November 2000; Senior Counsel,
                                                                                 Assistant Vice President and
                                                                                 Director of Compliance of
                                                                                 PIM-USA from April 1998
                                                                                 through October 2000; Vice
                                                                                 President and Assistant
                                                                                 General Counsel, First Union
                                                                                 Corporation from December 1996
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (56)               Treasurer            Since 2000. Serves at the   Vice President-Fund Accounting   None
                                                     discretion of Board.        and Custody Services of
                                                                                 Pioneer (Manager from
                                                                                 September 1996 to February
                                                                                 1999); and Treasurer of all of
                                                                                 the Pioneer Funds (Assistant
                                                                                 Treasurer from June 1999 to
                                                                                 November 2000)
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (36)           Assistant Treasurer  Since 2000. Serves at the   Assistant Vice President-Fund    None
                                                     discretion of Board.        Accounting, Administration and
                                                                                 Custody Services of Pioneer
                                                                                 (Fund Accounting Manager from
                                                                                 1994 to 1999); and Assistant
                                                                                 Treasurer of all of the
                                                                                 Pioneer Funds since November
                                                                                 2000
------------------------------------------------------------------------------------------------------------------------------------
John F. Daly III (36)           Assistant Treasurer  Since 2000. Serves at the   Global Custody and Settlement    None
                                                     discretion of Board.        Division Manager of PIM-USA;
                                                                                 and Assistant Treasurer of all
                                                                                 of the Pioneer Funds since
                                                                                 November 2000
------------------------------------------------------------------------------------------------------------------------------------

[LOGO] PIONEER
INVESTMENT(R)

PIONEER VARIABLE CONTRACTS TRUST

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR PIONEER VISION AND/OR PIONEER VISION 2 VARIABLE ANNUITY AND/OR PIONEER C-VISION, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                   10960-00-0202